                                              REGISTRATION NOS. 2-90380/811-4001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                        POST-EFFECTIVE AMENDMENT NO. 29
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                                                             [X]


                                AMENDMENT NO. 49


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.

                           KIRKPATRICK & LOCKHART LLP

                         1800 MASSACHUSETTS AVENUE, NW
                              WASHINGTON, DC 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2002 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2003.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    Accumulation Unit Values Table; General
                                                          Information--Advertising Performance; General
                                                          Information--Financial Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred Annuities--Charges;
                                                          Deferred Annuities--Early Withdrawal Charges;
                                                          Deferred Annuities--Premium and Other Taxes;
                                                          Income Annuities--Charges; Income
                                                          Annuities--Premium and Other Taxes; General
                                                          Information--Who Sells the Deferred Annuities
                                                          and Income Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity
            Deferred Annuity........................    Variable Annuities; Deferred
                                                          Annuities--Purchase Payments (Allocation of
                                                          Purchase Payments and Limits on Purchase
                                                          Payments); Deferred Annuities--Transfers;
                                                          Income Annuities--Income Payment Types;
                                                          Income Annuity--Allocation; Income
                                                          Annuity--Transfers; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/Processing
                                                          Transactions by Telephone or Internet/Changes
                                                          to Your Deferred Annuity or Income Annuity/
                                                          When We Can Cancel Your Deferred Annuity or
                                                          Income Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Pay-out Options (or Income
                                                          Options); Income Annuities--Income Payment
                                                          Types/The Value of Your Income Payments
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); The Value of Your
                                                          Investment; Income Annuities--Income Payment
                                                          Types; Allocation; The Value of Your Income
                                                          Payments; General Information--
                                                          Administration (Purchase Payments)

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Account Reduction Loans, Systematic
                                                          Withdrawal Program for TSA Deferred
                                                          Annuities, Systematic Withdrawal Program for
                                                          Enhanced TSA and IRA Deferred Annuities;
                                                          Systematic Withdrawal Program and Minimum
                                                          Distribution); Deferred Annuities--Early
                                                          Withdrawal Charges (When No Early Withdrawal
                                                          Charge Applies and When A Different Early
                                                          Withdrawal Charge May Apply); General
                                                          Information--When We Can Cancel Your Deferred
                                                          Annuity or Income Annuity; Appendix II for
                                                          Texas Optional Retirement Program
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Deferred
                                                          Annuities and Income Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Deferred Annuities and Income Annuities;
                                                          Early Withdrawal Charge
     21.  Calculation of Performance Data...........    Performance Data
     22.  Annuity Payments..........................    Variable Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

VARIABLE ANNUITY
  MAY 1, 2003


                                                                       METLIFE'S
                                                              PREFERENCE PLUS(R)
                                                                         ACCOUNT

PROSPECTUS
[GRAPHIC]

                                  - INDIVIDUAL RETIREMENT ANNUITIES
                             - ROTH INDIVIDUAL RETIREMENT ANNUITIES
                           - SIMPLE INDIVIDUAL RETIREMENT ANNUITIES
                                          - NON-QUALIFIED ANNUITIES
                                     - SIMPLIFIED EMPLOYEE PENSIONS

[SNOOPY GRAPHIC]

                                                   METLIFE(R)

                                 [METLIFE LOGO]

DEFERRED
ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.


                                                               MAY 1, 2003


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), portfolios of the Met Investors
Series Trust ("Met Investors Fund") and funds of the
American Funds Insurance Series ("American Funds").
For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX           METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                                HARRIS OAKMARK FOCUSED VALUE
  SALOMON BROTHERS U.S. GOVERNMENT                  NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME                 JANUS MID CAP
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES     STATE STREET RESEARCH AGGRESSIVE GROWTH
  STATE STREET RESEARCH DIVERSIFIED                 T. ROWE PRICE MID-CAP GROWTH
  LORD ABBETT BOND DEBENTURE                          (FORMERLY MFS MID CAP GROWTH)
  AMERICAN FUNDS GROWTH-INCOME                      LOOMIS SAYLES SMALL CAP
  METLIFE STOCK INDEX                               RUSSELL 2000(R) INDEX
  MFS INVESTORS TRUST                               STATE STREET RESEARCH AURORA
  MFS RESEARCH MANAGERS                             FRANKLIN TEMPLETON SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST            MET/AIM SMALL CAP GROWTH
  DAVIS VENTURE VALUE                               T. ROWE PRICE SMALL CAP GROWTH
  FI STRUCTURED EQUITY                              PIMCO INNOVATION
  HARRIS OAKMARK LARGE CAP VALUE                    SCUDDER GLOBAL EQUITY
  STATE STREET RESEARCH LARGE CAP VALUE             HARRIS OAKMARK INTERNATIONAL
  AMERICAN FUNDS GROWTH                               (FORMERLY STATE STREET RESEARCH
  JANUS AGGRESSIVE GROWTH                           CONCENTRATED INTERNATIONAL)
  MET/PUTNAM VOYAGER                                MFS RESEARCH INTERNATIONAL
    (FORMERLY PUTNAM LARGE CAP GROWTH)              MORGAN STANLEY EAFE(R) INDEX
  T. ROWE PRICE LARGE CAP GROWTH                    PUTNAM INTERNATIONAL STOCK
  FI MID CAP OPPORTUNITIES                          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  MET/AIM MID CAP CORE EQUITY



HOW TO LEARN MORE:




Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-65 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred
Annuity or Income Annuity.

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ...........   A-PPA-4
TABLE OF EXPENSES.................. ..................   A-PPA-6
ACCUMULATION UNIT VALUES TABLE............ ...........  A-PPA-12
METLIFE....................... .......................  A-PPA-21
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  A-PPA-21
VARIABLE ANNUITIES.................. .................  A-PPA-21
   A Deferred Annuity.................................  A-PPA-22
   An Income Annuity..................................  A-PPA-22
YOUR INVESTMENT CHOICES............... ...............  A-PPA-23
DEFERRED ANNUITIES.................. .................  A-PPA-26
   The Deferred Annuity and Your Retirement Plan......  A-PPA-26
   Automated Investment Strategies....................  A-PPA-26
   Purchase Payments..................................  A-PPA-28
      Allocation of Purchase Payments.................  A-PPA-28
      Automated Purchase Payments.....................  A-PPA-28
      Electronic Applications.........................  A-PPA-28
      Limits on Purchase Payments.....................  A-PPA-29
   The Value of Your Investment.......................  A-PPA-29
   Transfers..........................................  A-PPA-30
   Access to Your Money...............................  A-PPA-31
      Systematic Withdrawal Program...................  A-PPA-31
      Minimum Distribution............................  A-PPA-33
   Contract Fee.......................................  A-PPA-33
   Charges............................................  A-PPA-33
      Insurance-Related Charge........................  A-PPA-33
      Investment-Related Charge.......................  A-PPA-34
   Premium and Other Taxes............................  A-PPA-34
   Early Withdrawal Charges...........................  A-PPA-34
      When No Early Withdrawal Charge Applies.........  A-PPA-35
      When A Different Early Withdrawal Charge May
        Apply.........................................  A-PPA-36
   Free Look..........................................  A-PPA-37
   Death Benefit......................................  A-PPA-37
   Pay-out Options (or Income Options)................  A-PPA-38
INCOME ANNUITIES................... ..................  A-PPA-39
   Income Payment Types...............................  A-PPA-40
   Allocation.........................................  A-PPA-42
   Minimum Size of Your Income Payment................  A-PPA-42
   The Value of Your Income Payments..................  A-PPA-42


A-PPA- 2

   Transfers..........................................  A-PPA-43
   Contract Fee.......................................  A-PPA-44
   Charges............................................  A-PPA-44
      Insurance-Related Charge........................  A-PPA-44
      Investment-Related Charge.......................  A-PPA-44
   Premium and Other Taxes............................  A-PPA-44
   Free Look..........................................  A-PPA-45
GENERAL INFORMATION................. .................  A-PPA-45
   Administration.....................................  A-PPA-45
      Purchase Payments...............................  A-PPA-45
      Confirming Transactions.........................  A-PPA-46
      Processing Transactions.........................  A-PPA-46
        By Telephone or Internet......................  A-PPA-47
        After Your Death..............................  A-PPA-48
        Third Party Requests..........................  A-PPA-48
        Valuation.....................................  A-PPA-48
   Advertising Performance............................  A-PPA-49
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  A-PPA-50
   Voting Rights......................................  A-PPA-51
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  A-PPA-52
   Financial Statements...............................  A-PPA-52
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  A-PPA-52
INCOME TAXES..................... ....................  A-PPA-53
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  A-PPA-65
APPENDIX FOR PREMIUM TAX TABLE............ ...........  A-PPA-66


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

A-PPA- 4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".


INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

                                                                        A-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES




    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.

--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Income Annuity Contract Fee (2)...........................        $350



(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%



  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.



(2) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.

--------------------------------------------------------------------------------


The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



Annual Contract Fee (3).................................................................     None
Separate Account Charge (as a percentage of your average account value) (3)
  General Administrative Expenses Charge................................................     .50%
  Mortality and Expense Risk Charge.....................................................     .75%
  Total Separate Account Annual Charge......................  Maximum Guaranteed Charge:    1.25%



(3) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund and
  American Funds Operating Expenses for the fiscal year
  ending December 31, 2002 (expenses that are deducted from
  these Funds' assets include management fees, distribution
  fees (12b-1 fees) and other expenses).....................     0.31%      4.57%
After Waiver and/or Reimbursement of Expenses (5)(6)........     0.31%      1.35%


                                 A-PPA- 6

(5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.10% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO AND 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO). UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(6) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO (CLASS E)        1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00
FI MID CAP OPPORTUNITIES PORTFOLIO (CLASS E)                     1.20



     This waiver or agreement to pay is subject to the obligation of each class of the Portfolio (except for the Morgan Stanley EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.


                                                                         C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES               A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.......................            0.25         0.00         0.09             0.34
Salomon Brothers U.S. Government
  Portfolio.......................            0.55         0.00         0.15             0.70
State Street Research Bond Income
  Portfolio (7)(10)...............            0.40         0.00         0.11             0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio.........            0.65         0.00         0.20             0.85
State Street Research Diversified
  Portfolio (7)(8)................            0.44         0.00         0.05             0.49
MetLife Stock Index Portfolio.....            0.25         0.00         0.06             0.31
MFS Investors Trust Portfolio (6)(8)...       0.75         0.00         0.59             1.34
MFS Research Managers
  Portfolio (6)(8)................            0.75         0.00         0.39             1.14
State Street Research Investment Trust
  Portfolio (7)(8)................            0.49         0.00         0.05             0.54
Davis Venture Value Portfolio (6)(8)...       0.75         0.00         0.05             0.80
FI Structured Equity Portfolio (Class
  E) (6)(8)(9)....................            0.67         0.15         0.05             0.87
Harris Oakmark Large Cap Value
  Portfolio (7)(8)................            0.75         0.00         0.08             0.83
State Street Research Large Cap Value
  Portfolio (Class E) (6)(7)(9)...            0.70         0.15         1.63             2.48
Met/Putnam Voyager Portfolio (6)(7)...        0.80         0.00         0.27             1.07
T. Rowe Price Large Cap Growth
  Portfolio (7)(8)................            0.63         0.00         0.14             0.77

                                                             D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.......................             0.00           0.34
Salomon Brothers U.S. Government
  Portfolio.......................             0.00           0.70
State Street Research Bond Income
  Portfolio (7)(10)...............             0.00           0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio.........             0.00           0.85
State Street Research Diversified
  Portfolio (7)(8)................             0.00           0.49
MetLife Stock Index Portfolio.....             0.00           0.31
MFS Investors Trust Portfolio (6)(8)...        0.34           1.00
MFS Research Managers
  Portfolio (6)(8)................             0.14           1.00
State Street Research Investment Trust
  Portfolio (7)(8)................             0.00           0.54
Davis Venture Value Portfolio (6)(8)...        0.00           0.80
FI Structured Equity Portfolio (Class
  E) (6)(8)(9)....................             0.00           0.87
Harris Oakmark Large Cap Value
  Portfolio (7)(8)................             0.00           0.83
State Street Research Large Cap Value
  Portfolio (Class E) (6)(7)(9)...             1.38           1.10
Met/Putnam Voyager Portfolio (6)(7)...         0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (7)(8)................             0.00           0.77


                                       A-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio (Class
  E) (6)(7)(9).............................     0.80      0.15         3.62             4.57
MetLife Mid Cap Stock Index Portfolio......     0.25      0.00         0.18             0.43
Harris Oakmark Focused Value Portfolio.....     0.75      0.00         0.07             0.82
Neuberger Berman Partners Mid Cap Value
  Portfolio (7)(8).........................     0.69      0.00         0.11             0.80
Janus Mid Cap Portfolio (7)................     0.69      0.00         0.06             0.75
State Street Research Aggressive Growth
  Portfolio (7)(8).........................     0.73      0.00         0.06             0.79
Loomis Sayles Small Cap Portfolio (7)......     0.90      0.00         0.07             0.97
Russell 2000(R) Index Portfolio............     0.25      0.00         0.24             0.49
State Street Research Aurora
  Portfolio (7)............................     0.85      0.00         0.10             0.95
Franklin Templeton Small Cap Growth
  Portfolio (6)(7).........................     0.90      0.00         0.61             1.51
T. Rowe Price Small Cap Growth
  Portfolio (7)............................     0.52      0.00         0.09             0.61
Scudder Global Equity Portfolio (7)........     0.64      0.00         0.17             0.81
Morgan Stanley EAFE(R) Index
  Portfolio (6)............................     0.30      0.00         0.49             0.79
Putnam International Stock Portfolio (7)...     0.90      0.00         0.22             1.12

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
FI Mid Cap Opportunities Portfolio (Class
  E) (6)(7)(9).............................       3.37           1.20
MetLife Mid Cap Stock Index Portfolio......       0.00           0.43
Harris Oakmark Focused Value Portfolio.....       0.00           0.82
Neuberger Berman Partners Mid Cap Value
  Portfolio (7)(8).........................       0.00           0.80
Janus Mid Cap Portfolio (7)................       0.00           0.75
State Street Research Aggressive Growth
  Portfolio (7)(8).........................       0.00           0.79
Loomis Sayles Small Cap Portfolio (7)......       0.00           0.97
Russell 2000(R) Index Portfolio............       0.00           0.49
State Street Research Aurora
  Portfolio (7)............................       0.00           0.95
Franklin Templeton Small Cap Growth
  Portfolio (6)(7).........................       0.36           1.15
T. Rowe Price Small Cap Growth
  Portfolio (7)............................       0.00           0.61
Scudder Global Equity Portfolio (7)........       0.00           0.81
Morgan Stanley EAFE(R) Index
  Portfolio (6)............................       0.04           0.75
Putnam International Stock Portfolio (7)...       0.00           1.12


                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00         0.15             0.65
Lord Abbett Bond Debenture
  Portfolio (5)(10)........................     0.60      0.00         0.17             0.77
Janus Aggressive Growth
  Portfolio (5)(7)(8)(13)..................     0.80      0.00         0.62             1.42
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(9)......................     0.75      0.15         0.85             1.75
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(7)(8)(12)..................     0.75      0.00         0.45             1.20
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(9).............................     0.90      0.15         1.18             2.23
PIMCO Innovation Portfolio (5)(8)..........     0.95      0.00         0.78             1.73
Harris Oakmark International Portfolio
  (Class E) (5)(8)(9)(11)..................     0.85      0.15         1.42             2.42
MFS Research International
  Portfolio  (5)(7)........................     0.80      0.00         1.06             1.86

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............       0.00           0.65
Lord Abbett Bond Debenture
  Portfolio (5)(10)........................       0.02           0.75
Janus Aggressive Growth
  Portfolio (5)(7)(8)(13)..................       0.52           0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(9)......................       0.65           1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(7)(8)(12)..................       0.25           0.95
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(9).............................       1.03           1.20
PIMCO Innovation Portfolio (5)(8)..........       0.63           1.10
Harris Oakmark International Portfolio
  (Class E) (5)(8)(9)(11)..................       1.07           1.35
MFS Research International
  Portfolio  (5)(7)........................       0.76           1.10


                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio
  (7)(9)...................................     0.33      0.25         0.02             0.60
American Funds Growth Portfolio (7)(9).....     0.38      0.25         0.02             0.65
American Funds Global Small Capitalization
  Portfolio (7)(9).........................     0.80      0.25         0.04             1.09

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio
  (7)(9)...................................       0.00           0.60
American Funds Growth Portfolio (7)(9).....       0.00           0.65
American Funds Global Small Capitalization
  Portfolio (7)(9).........................       0.00           1.09


                                 A-PPA- 8

(7) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.



(8) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



(9) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.



(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



(11) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



(12) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



(13) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                       A-PPA- 9

EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                                  1           3              5              10
                                                                 YEAR       YEARS          YEARS          YEARS
----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $1,227      $2,224         $3,197         $5,713
Minimum...................................................      $  788      $  941         $1,120         $1,867



EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $597         $1,772         $2,926         $5,713
Minimum...................................................      $160         $  496         $  856         $1,867


                                 A-PPA- 10

EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $947         $2,122         $3,276         $6,063
Minimum...................................................      $510         $  846         $1,206         $2,217


                                      A-PPA- 11

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)
    These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division(e)................................. 2002      $11.51            $12.53         20,058
                                               2001       10.85             11.51         17,519
                                               2000        9.86             10.85         11,149
                                               1999       10.12              9.86          7,735
                                               1998       10.00             10.12            793

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


PIMCO Total Return Division(h)................ 2002       10.55             11.41          8,941
                                               2001       10.00             10.55          2,743


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers U.S. Government
  Division(h)................................. 2002       15.07             16.07          3,844
                                               2001       14.30             15.07          1,179


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Bond Income
  Division(c)................................. 2002       21.93             23.46         17,570
                                               2001       20.49             21.93         18,441
                                               2000       18.65             20.49         16,397
                                               1999       19.33             18.65         18,535
                                               1998       17.89             19.33         20,060
                                               1997       16.49             17.89         16,307
                                               1996       16.12             16.49         16,604
                                               1995       13.65             16.12         15,252
                                               1994       14.27             13.65         13,923
                                               1993       12.98             14.27         14,631


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                 A-PPA- 12

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Salomon Brothers Strategic Bond Opportunities
  Division(h)................................. 2002      $16.22            $17.55          1,216
                                               2001       15.37             16.22            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Diversified Division.... 2002       26.81             22.81         53,851
                                               2001       28.98             26.81         66,375
                                               2000       29.04             28.98         72,259
                                               1999       27.05             29.04         75,126
                                               1998       22.89             27.05         73,897
                                               1997       19.22             22.89         62,604
                                               1996       17.00             19.22         52,053
                                               1995       13.55             17.00         42,712
                                               1994       14.15             13.55         40,962
                                               1993       12.70             14.15         31,808


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Lord Abbett Bond Debenture(b)(d).............. 2002       10.65             10.65          4,922
                                               2001       10.93             10.65          5,375
                                               2000       11.17             10.93          5,291
                                               1999        9.60             11.17          4,708
                                               1998       10.51              9.60          3,882
                                               1997       10.00             10.51          2,375

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth--Income Division(h)..... 2002       87.85             70.85          1,163
                                               2001       86.74             87.85            404


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                      A-PPA- 13

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MetLife Stock Index Division.................. 2002      $34.37            $26.36         73,961
                                               2001       39.62             34.37         80,855
                                               2000       44.24             39.62         83,765
                                               1999       37.08             44.24         79,702
                                               1998       29.28             37.08         71,204
                                               1997       22.43             29.28         58,817
                                               1996       18.52             22.43         43,141
                                               1995       13.70             18.52         29,883
                                               1994       13.71             13.70         23,458
                                               1993       12.67             13.71         18,202


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


          Year End Accumulation Unit Value


MFS Investors Trust Division(h)............... 2002        8.35              6.58            796
                                               2001       10.06              8.35            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Research Managers Division(h)............. 2002        8.83              6.62            291
                                               2001       11.31              8.83            164


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Investment Trust
  Division.................................... 2002       30.49             22.24         47,435
                                               2001       37.20             30.49         57,292
                                               2000       40.14             37.20         62,971
                                               1999       34.30             40.14         64,026
                                               1998       27.10             34.30         64,053
                                               1997       21.37             27.10         60,102
                                               1996       17.71             21.37         49,644
                                               1995       13.47             17.71         38,047
                                               1994       14.10             13.47         32,563
                                               1993       12.48             14.10         24,608


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                 A-PPA- 14

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Davis Venture Value Division(a)............... 2002      $27.02            $22.32          2,269
                                               2001       30.79             27.02          2,072
                                               2000       30.19             30.79            917


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


FI Structured Equity Division(f).............. 2002       23.06             19.04             40


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division(e).... 2002       11.60              9.83         19,479
                                               2001        9.92             11.60         16,415
                                               2000        8.93              9.92          4,947
                                               1999        9.71              8.93          3,631
                                               1998       10.00              9.71            386


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Large Cap Value
  Division(f)................................. 2002       10.00              7.93            284


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth Division(h)............. 2002      118.11             88.13            925
                                               2001      146.13            118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Janus Growth Division(g)(h)................... 2002        7.76              5.32          1,511
                                               2001       10.00              7.76          1,023


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                      A-PPA- 15

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Met/Putnam Voyager Division(a)................ 2002       $4.95             $3.47          5,946
                                               2001        7.24              4.95          5,527
                                               2000        9.82              7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division(e).... 2002       11.62              8.81         10,694
                                               2001       13.06             11.62         12,077
                                               2000       13.29             13.06         12,475
                                               1999       11.01             13.29          3,394
                                               1998       10.00             11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


FI Mid Cap Opportunities Division(f).......... 2002       10.00              8.12            224


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division(f)....... 2002       11.41              9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division(a)....... 2002       10.36              8.71         10,596
                                               2001       10.62             10.36          8,080
                                               2000       10.00             10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division(h)...... 2002       26.80             24.13          5,044
                                               2001       21.38             26.80          2,800


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                 A-PPA- 16

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value
  Division(e)................................. 2002      $15.20            $13.56          9,180
                                               2001       15.78             15.20          9,094
                                               2000       12.46             15.78          7,506
                                               1999       10.73             12.46          2,438
                                               1998       10.00             10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Janus Mid Cap Division(b)..................... 2002       15.91             11.16         42,962
                                               2001       25.71             15.91         52,028
                                               2000       37.86             25.71         57,546
                                               1999       17.19             37.86         44,078
                                               1998       12.69             17.19         19,031
                                               1997       10.00             12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division.................................... 2002       25.42             17.89         27,179
                                               2001       33.76             25.42         31,091
                                               2000       37.01             33.76         33,051
                                               1999       28.12             37.01         31,947
                                               1998       25.05             28.12         38,975
                                               1997       23.77             25.05         43,359
                                               1996       22.35             23.77         43,962
                                               1995       17.47             22.35         33,899
                                               1994       18.03             17.47         26,890
                                               1993       14.89             18.03         17,094

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division(h)...... 2002        8.43              4.66          2,343
                                               2001       10.00              8.43          1,519


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                      A-PPA- 17

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division(a)........... 2002      $22.99            $17.81            759
                                               2001       25.53             22.99            654
                                               2000       25.79             25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Russell 2000(R) Index Division(e)............. 2002       12.08              9.49         10,366
                                               2001       12.13             12.08          9,632
                                               2000       12.76             12.13          9,113
                                               1999       10.53             12.76          5,395
                                               1998       10.00             10.53            598
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aurora Division(a)...... 2002       14.03             10.90         18,446
                                               2001       12.25             14.03         14,487
                                               2000       10.00             12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Franklin Templeton Small Cap Growth
Division(h)................................... 2002        8.81              6.28          1,420
                                               2001       10.00              8.81            769

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division(f).......... 2002       11.25              8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                 A-PPA- 18

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Division(b).... 2002      $12.25            $ 8.87         16,729
                                               2001       13.64             12.25         18,643
                                               2000       15.19             13.64         19,423
                                               1999       12.02             15.19         14,007
                                               1998       11.76             12.02         13,119
                                               1997       10.00             11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

PIMCO Innovation Division(h).................. 2002        7.44              3.63          2,785
                                               2001       10.00              7.44          2,036

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Scudder Global Equity Division(b)............. 2002       12.37             10.26         10,868
                                               2001       14.93             12.37         12,091
                                               2000       15.36             14.93         11,687
                                               1999       12.43             15.36          9,323
                                               1998       10.85             12.43          7,712
                                               1997       10.00             10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark International Division(f)...... 2002       10.61              8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MFS Research International Division(h)........ 2002        8.73              7.63            830
                                               2001       10.00              8.73            409

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                      A-PPA- 19

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(e)...... 2002      $ 8.69            $ 7.16         12,545
                                               2001       11.25              8.69         11,012
                                               2000       13.31             11.25          8,034
                                               1999       10.79             13.31          3,869
                                               1998       10.00             10.79            342
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Putnam International Stock Division........... 2002       12.87             10.49         13,031
                                               2001       16.41             12.87         13,984
                                               2000       18.49             16.41         13,980
                                               1999       16.07             18.49         13,052
                                               1998       13.28             16.07         14,330
                                               1997       13.77             13.28         15,865
                                               1996       14.19             13.77         17,780
                                               1995       14.25             14.19         17,553
                                               1994       13.74             14.25         16,674
                                               1993        9.41             13.74          6,921


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division(h)................................. 2002       13.63             10.90          1,291
                                               2001       15.83             13.63            549


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


----------------------------------------


(a)Inception Date: July 5, 2000.


(b)Inception Date: March 3, 1997.


(c)The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.


(d)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.


(e)Inception Date: November 9, 1998.


(f)Inception date: May 1, 2002.


(g)The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.


(h)Inception Date: May 1, 2001.


                                 A-PPA- 20

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.
                                                                       A-PPA- 21
the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity such as the availability of a guaranteed income for life or the death benefit.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
A-PPA- 22

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International (formerly State Street Research Concentrated International) and State Street Research Large Cap Value, which are all Class E.


The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.
                                                                       A-PPA- 23

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  PIMCO TOTAL RETURN PORTFOLIO
  SALOMON BROTHERS U.S. GOVERNMENT             FI MID CAP OPPORTUNITIES PORTFOLIO
  PORTFOLIO                                    MET/AIM MID CAP CORE EQUITY PORTFOLIO
  STATE STREET RESEARCH BOND INCOME            METLIFE MID CAP STOCK INDEX PORTFOLIO
  PORTFOLIO                                    HARRIS OAKMARK FOCUSED VALUE PORTFOLIO
  SALOMON BROTHERS STRATEGIC BOND              NEUBERGER BERMAN PARTNERS MID CAP VALUE
  OPPORTUNITIES                                PORTFOLIO
    PORTFOLIO                                  JANUS MID CAP PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED            STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                    PORTFOLIO
  LORD ABBETT BOND DEBENTURE PORTFOLIO         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
  AMERICAN FUNDS GROWTH-INCOME PORTFOLIO       LOOMIS SAYLES SMALL CAP PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO                RUSSELL 2000(R) INDEX PORTFOLIO
  MFS INVESTORS TRUST PORTFOLIO                STATE STREET RESEARCH AURORA PORTFOLIO
  MFS RESEARCH MANAGERS PORTFOLIO              FRANKLIN TEMPLETON SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST       PORTFOLIO
  PORTFOLIO                                    MET/AIM SMALL CAP GROWTH PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO                T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  FI STRUCTURED EQUITY PORTFOLIO               PIMCO INNOVATION PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO     SCUDDER GLOBAL EQUITY PORTFOLIO
  STATE STREET RESEARCH LARGE CAP VALUE        HARRIS OAKMARK INTERNATIONAL PORTFOLIO
  PORTFOLIO                                    MFS RESEARCH INTERNATIONAL PORTFOLIO
  AMERICAN FUNDS GROWTH PORTFOLIO              MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  JANUS AGGRESSIVE GROWTH PORTFOLIO            PUTNAM INTERNATIONAL STOCK PORTFOLIO
  MET/PUTNAM VOYAGER PORTFOLIO                 AMERICAN FUNDS GLOBAL SMALL
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO     CAPITALIZATION PORTFOLIO



Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

*   Some of the investment divisions are not approved in your state.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A


   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.
A-PPA- 24

"series" fund means that each Portfolio is one of several available through the fund. Except for the Harris Oakmark International (formerly State Street Research Concentrated International), the Janus Mid Cap, and the Harris Oakmark Focused Value Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.



In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.


                                                                       A-PPA- 25

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   Non-Qualified

    *   Traditional IRAs (Individual Retirement Annuities)

    *   Roth IRAs (Roth Individual Retirement Annuities)

    * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

    *   SEPs (Simplified Employee Pensions)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

   These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
            Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
A-PPA- 26

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

                                                                       A-PPA- 27

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

    If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
A-PPA- 28
    the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws;


* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and


* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchasepayments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

                                                                       A-PPA- 29

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
A-PPA- 30

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.
CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request.

                                                                       A-PPA- 31
your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


   If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request that the payment date be the
                                                          20th day of the month.



Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

A-PPA- 32

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

                                                                       A-PPA- 33

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment

  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

      We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
A-PPA- 34
division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
                                                                       A-PPA- 35

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.


* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

A-PPA- 36

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.


FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

                                                                       A-PPA- 37

*   The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we

A-PPA- 38
withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;


*   A fixed dollar payment or a variable payment; and


*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your life-time. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
                                                                       A-PPA- 39
out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified         *  Roth IRA            *  SIMPLE IRA
*  Traditional IRA       *  SEP IRA

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Many times, the Owner and the Annuitant are the same person.
A-PPA- 40

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.
INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and



- How long you would like your income to last.
                                                                       A-PPA- 41
determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION


You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income

                 The AIR is stated in your contract and may range from 3% to 6%. A-PPA- 42 payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS


You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
                                                                       A-PPA- 43
transaction to take place on that day. All other transfer requests in good order will be processed our next business day.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

CHARGES
There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value. A-PPA- 44

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction.

A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we
                                                                       A-PPA- 45

         Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.


receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we
A-PPA- 46

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.


deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.
                                                                       A-PPA- 47

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.

VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

A-PPA- 48

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/ Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or the Income Annuity. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

                                                                       A-PPA- 49

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


Past performance is no guarantee of future results.



Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any

A-PPA- 50
    currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

                                                                       A-PPA- 51

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax

A-PPA- 52

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.

INCOME TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.


MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL
Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as an available guaranteed income for life.
                                                                       A-PPA- 53

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).


The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:


* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

A-PPA- 54

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                    Type of Contract
                             ---------------------------------------------------------------
                               Non-            Trad.         Roth         Simple
                             Qualified          IRA          IRA           IRA*          SEP
                             ---------         -----         ----         ------         ---
In a series of
  substantially equal
  payments made
  annually (or more
  frequently) for life
  or life expectancy
  (SEPP)                           x              x            x             x             x
After you die                      x              x            x             x             x
After you become
totally disabled (as
defined in the Code)               x              x            x             x             x
To pay deductible
medical expenses                                  x            x             x             x
To pay medical
insurance premiums if
you are unemployed                                x            x             x             x
For qualified higher
education expenses, or                            x            x             x             x
For qualified first
time home purchases up
to $10,000                                        x            x             x             x
After December 31, 1999
for IRS levies                                    x            x             x             x
Under certain income
annuities providing for
substantially equal
payments over the
"pay-out" period                   x
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.



Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

                                                                       A-PPA- 55

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

MINIMUM DISTRIBUTION REQUIREMENTS

As the following table shows, under some contracts, generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.


A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.


                                                  Type of Contract
                           ---------------------------------------------------------------
                             Non-            Trad.         Roth         Simple
                           Qualified          IRA          IRA           IRA           SEP
                           ---------         -----         ----         ------         ---
Age 70 1/2 Minimum
distribution rules
apply                           no            yes           no           yes           yes


It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option. If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.

* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax
A-PPA- 56
purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION


In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers between investment divisions or transfers from an investment division to a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.


PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

                                                                       A-PPA- 57

PARTIAL AND FULL WITHDRAWALS


Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:


*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).


* This rule does not apply to payments made pursuant to an income pay-out option under your contract.


* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS


Different tax rules apply to payments made generally pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:


*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion amount when only part of your account balance is converted to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

A-PPA- 58

For individuals under 50, your total annual purchase payments to all your Traditional and Roth IRAs for 2003 may not exceed the lesser of $3,000 or 100% of your "compensation" as defined by the Code.


AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.


After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRAs AND SEPs]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

* Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA after two years), without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service.
                                                                       A-PPA- 59

                    In some cases, your purchase payments may be tax deductible.

    Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:


* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($3,000 for 2003-2004). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.


* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).


* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over

A-PPA- 60

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.



$50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.
                                                                       A-PPA- 61

 For individuals under 50, annual purchase payments to your IRAs, including Roth
          IRAs for 2003-2004 may not exceed the lesser of $3,000 or 100% of your
                                          "compensation" as defined by the Code.


PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($3,000 for tax years 2003-2004) including contributions to all your Traditional and Roth IRAs. This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). In 2003 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual purchase payment limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:


           Status                        Income
        ------------                  ------------
         Individual                 $95,000--$110,000
   Married filing jointly          $150,000--$160,000
  Married filing separately            $0--$10,000

- Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

-  You can contribute to a Roth IRA after age 70 1/2.

- If you exceed the purchase payment limits you may be subject to a tax penalty.

- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is made:

- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

-  On or after the date you reach age 59 1/2;

-  Upon your death or disability; or

-  For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on A-PPA- 62

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.
                                                                       A-PPA- 63

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

SIMPLE IRAs AND SEPs ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. Please consult your tax adviser; see the SAI for additional details.

A-PPA- 64

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65


                                                                       A-PPA- 65

APPENDIX


PREMIUM TAX TABLE


If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                               Non-Qualified        IRA, SIMPLE IRA
                               Deferred Annuities   and SEP Deferred
                               and Income           Annuities and
                               Annuities            Income Annuities(1)
California...................  2.35%                0.5%(2)
Maine........................  2.0%                 --
Nevada.......................  3.5%                 --
Puerto Rico..................  1.0%                 1.0%
South Dakota.................  1.25%                --
West Virginia................  1.0%                 1.0%
Wyoming......................  1.0%                 --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."


(2) WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


A-PPA- 66

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust


[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15907-2914

                                  MetLife(R)

                     Metropolitan Life Insurance Company
                          Home Office: New York, NY



































E0203AZXK(exp0503)MLIC-LD
02030792(0302) Printed in the U.S.A.
PPAIRANQSEPPROSP(0502)

                                                                VARIABLE ANNUITY
                                                                     MAY 1, 2003


                              MAKE YOUR RETIREMENT
                                     DREAMS
                                   COME TRUE



MetLife's Preference Plus(R) Account
PROSPECTUS

Tax Sheltered Annuities
Public Employee Deferred Compensation 457(b) Plans
Keogh
Qualified Annuity Plans Under Section 403(a) of the Internal Revenue Code


                                                                      MetLife(R)

                                                               MAY 1, 2003


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), a portfolio of the Calvert
Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX     MET/AIM MID CAP CORE EQUITY
  PIMCO TOTAL RETURN                          METLIFE MID CAP STOCK INDEX
  SALOMON BROTHERS U.S. GOVERNMENT            HARRIS OAKMARK FOCUSED VALUE
  STATE STREET RESEARCH BOND INCOME           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  SALOMON BROTHERS STRATEGIC BOND             JANUS MID CAP
    OPPORTUNITIES                             STATE STREET RESEARCH AGGRESSIVE GROWTH
  CALVERT SOCIAL BALANCED                     T. ROWE PRICE MID-CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED             (FORMERLY MFS MID CAP GROWTH)
  LORD ABBETT BOND DEBENTURE                  LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME                RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                         STATE STREET RESEARCH AURORA
  MFS INVESTORS TRUST                         FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                       MET/AIM SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST      T. ROWE PRICE SMALL CAP GROWTH
  DAVIS VENTURE VALUE                         PIMCO INNOVATION
  FI STRUCTURED EQUITY                        HARRIS OAKMARK INTERNATIONAL
  HARRIS OAKMARK LARGE CAP VALUE                (FORMERLY STATE STREET RESEARCH
  STATE STREET RESEARCH LARGE CAP VALUE         CONCENTRATED INTERNATIONAL)
  AMERICAN FUNDS GROWTH                       SCUDDER GLOBAL EQUITY
  JANUS AGGRESSIVE GROWTH                     MFS RESEARCH INTERNATIONAL
  MET/PUTNAM VOYAGER                          MORGAN STANLEY EAFE(R) INDEX
    (FORMERLY PUTNAM LARGE CAP GROWTH)        PUTNAM INTERNATIONAL STOCK
  T. ROWE PRICE LARGE CAP GROWTH              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  FI MID CAP OPPORTUNITIES




HOW TO LEARN MORE:




Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E, which you should know before investing.
Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-66 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund,
American Funds and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.


DEFERRED
ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ...........   B-PPA-4
TABLE OF EXPENSES.................. ..................   B-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  B-PPA-13
METLIFE....................... .......................  B-PPA-24
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  B-PPA-24
VARIABLE ANNUITIES.................. .................  B-PPA-24
   A Deferred Annuity.................................  B-PPA-25
   An Income Annuity..................................  B-PPA-25
YOUR INVESTMENT CHOICES............... ...............  B-PPA-26
DEFERRED ANNUITIES.................. .................  B-PPA-28
   The Deferred Annuity and Your Retirement Plan......  B-PPA-28
   Automated Investment Strategies....................  B-PPA-29
   Purchase Payments..................................  B-PPA-30
      Allocation of Purchase Payments.................  B-PPA-30
      Limits on Purchase Payments.....................  B-PPA-30
   The Value of Your Investment.......................  B-PPA-31
   Transfers..........................................  B-PPA-32
   Access to Your Money...............................  B-PPA-33
      Account Reduction Loans.........................  B-PPA-33
      Systematic Withdrawal Program for TSA Deferred
        Annuities.....................................  B-PPA-34
      Minimum Distribution............................  B-PPA-35
   Contract Fee.......................................  B-PPA-35
   Account Reduction Loan Fees........................  B-PPA-36
   Charges............................................  B-PPA-36
      Insurance-Related Charge........................  B-PPA-36
      Investment-Related Charge.......................  B-PPA-37
   Premium and Other Taxes............................  B-PPA-37
   Early Withdrawal Charges...........................  B-PPA-37
      When No Early Withdrawal Charge Applies.........  B-PPA-38
      When A Different Early Withdrawal Charge May
        Apply.........................................  B-PPA-42
   Free Look..........................................  B-PPA-43
   Death Benefit......................................  B-PPA-43
   Pay-out Options (or Income Options)................  B-PPA-44
INCOME ANNUITIES................... ..................  B-PPA-45
   Income Payment Types...............................  B-PPA-45
   Allocation.........................................  B-PPA-47


B-PPA- 2

   Minimum Size of Your Income Payment................  B-PPA-47
   The Value of Your Income Payments..................  B-PPA-47
   Transfers..........................................  B-PPA-48
   Contract Fee.......................................  B-PPA-49
   Charges............................................  B-PPA-49
      Insurance-Related Charge........................  B-PPA-49
      Investment-Related Charge.......................  B-PPA-49
   Premium and Other Taxes............................  B-PPA-50
   Free Look..........................................  B-PPA-50
GENERAL INFORMATION................. .................  B-PPA-51
   Administration.....................................  B-PPA-51
      Purchase Payments...............................  B-PPA-51
      Confirming Transactions.........................  B-PPA-51
      Processing Transactions.........................  B-PPA-52
        By Telephone or Internet......................  B-PPA-52
        After Your Death..............................  B-PPA-53
        Third Party Requests..........................  B-PPA-53
        Valuation.....................................  B-PPA-53
   Advertising Performance............................  B-PPA-54
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  B-PPA-55
   Voting Rights......................................  B-PPA-56
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  B-PPA-57
   Financial Statements...............................  B-PPA-58
   Your Spouse's Rights...............................  B-PPA-58
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-58
INCOME TAXES..................... ....................  B-PPA-58
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  B-PPA-66
APPENDIX FOR PREMIUM TAX TABLE............ ...........  B-PPA-67
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM.. ..  B-PPA-68


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE


When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.



ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

B-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or

                                                                        B-PPA- 5
more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.


YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC contracts, "you" means the trustee. For Keogh contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

B-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES




    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.

--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per
     loan)..................................................      $50(2)
  Income Annuity Contract Fee(3)............................        $350



(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT/CONTRACT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%



  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.



(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.



(3) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



Annual Contract Fee (4).................................................................     None
Separate Account Charge (as a percentage of your average account value) (5)
  General Administrative Expenses Charge................................................     .50%
  Mortality and Expense Risk Charge.....................................................     .75%
  Total Separate Account Annual Charge......................  Maximum Guaranteed Charge:    1.25%



(4) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



(5) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, the
  Calvert Fund and American Funds Operating Expenses for the
  fiscal year ending December 31, 2002 (expenses that are
  deducted from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)........     0.31%      4.57%
After Waiver and/or Reimbursement of Expenses (6)(7)........     0.31%      1.35%


                                       B-PPA- 7

(6) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.10% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% OR FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO AND 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO). UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(7) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") METLIFE ADVISERS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO (CLASS E)        1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00
FI MID CAP OPPORTUNITIES PORTFOLIO (CLASS E)                     1.20



     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



                                                                         C             A+B+C=D                          D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for the fiscal year ending December 31, 2002  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio...........................           0.25      0.00         0.09             0.34             0.00           0.34
Salomon Brothers U.S. Government
  Portfolio...........................           0.55      0.00         0.15             0.70             0.00           0.70
State Street Research Bond Income
  Portfolio (8)(11)...................           0.40      0.00         0.11             0.51             0.00           0.51
Salomon Brothers Strategic Opportunities
  Portfolio...........................           0.65      0.00         0.20             0.85             0.00           0.85
State Street Research Diversified
  Portfolio (8)(9)....................           0.44      0.00         0.05             0.49             0.00           0.49
MetLife Stock Index Portfolio.........           0.25      0.00         0.06             0.31             0.00           0.31
MFS Investors Trust Portfolio (7)(9)...          0.75      0.00         0.59             1.34             0.34           1.00
MFS Research Managers Portfolio (7)(9)...        0.75      0.00         0.39             1.14             0.14           1.00
State Street Research Investment Trust
  Portfolio (8)(9)....................           0.49      0.00         0.05             0.54             0.00           0.54
Davis Venture Value Portfolio (8)(9)...          0.75      0.00         0.05             0.80             0.00           0.80
FI Structured Equity Portfolio (Class
  E) (8)(9)(10).......................           0.67      0.15         0.05             0.87             0.00           0.87
Harris Oakmark Large Cap Value
  Portfolio (8)(9)....................           0.75      0.00         0.08             0.83             0.00           0.83
State Street Research Large Cap Value
  Portfolio (Class E) (7)(8)(10)......           0.70      0.15         1.63             2.48             1.38           1.10
Met/Putnam Voyager Portfolio (7)(8)...           0.80      0.00         0.27             1.07             0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (8)(9)....................           0.63      0.00         0.14             0.77             0.00           0.77
FI Mid Cap Opportunities Portfolio (Class
  E) (7)(8)(10).......................           0.80      0.15         3.62             4.57             3.37           1.20


                                 B-PPA- 8

                                                                         C             A+B+C=D                          D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for the fiscal year ending December 31, 2002  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index Portfolio...         0.25      0.00         0.18             0.43             0.00           0.43
Harris Oakmark Focused Value Portfolio...        0.75      0.00         0.07             0.82             0.00           0.82
Neuberger Berman Partners Mid Cap Value
  Portfolio (8)(9)....................           0.69      0.00         0.11             0.80             0.00           0.80
Janus Mid Cap Portfolio (8)...........           0.69      0.00         0.06             0.75             0.00           0.75
State Street Research Aggressive Growth
  Portfolio (8)(9)....................           0.73      0.00         0.06             0.79             0.00           0.79
Loomis Sayles Small Cap Portfolio (8)...         0.90      0.00         0.07             0.97             0.00           0.97
Russell 2000(R) Index Portfolio.......           0.25      0.00         0.24             0.49             0.00           0.49
State Street Research Aurora
  Portfolio (8).......................           0.85      0.00         0.10             0.95             0.00           0.95
Franklin Templeton Small Cap Growth
  Portfolio (7)(8)....................           0.90      0.00         0.61             1.51             0.36           1.15
T. Rowe Price Small Cap Growth
  Portfolio (8).......................           0.52      0.00         0.09             0.61             0.00           0.61
Scudder Global Equity Portfolio (8)...           0.64      0.00         0.17             0.81             0.00           0.81
Morgan Stanley EAFE(R) Index
  Portfolio (7).......................           0.30      0.00         0.49             0.79             0.04           0.75
Putnam International Stock Portfolio (8)...      0.90      0.00         0.22             1.12             0.00           1.12


                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)        FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio............       0.70             0.21             0.91

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2002             D            AFTER
(as a percentage of average net assets) (12)   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio............       0.00           0.91



                                                                     C             A+B+C=D                          D-E=F
MET INVESTORS FUND ANNUAL EXPENSES            A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for fiscal year ending December 31, 2002  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio.......          0.50      0.00         0.15             0.65             0.00           0.65
Lord Abbett Bond Debenture
  Portfolio (6)(11)................          0.60      0.00         0.17             0.77             0.02           0.75
Janus Aggressive Growth (6)(8)(9)(15)...     0.80      0.00         0.62             1.42             0.52           0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (6)(9)(10).............          0.75      0.15         0.85             1.75             0.65           1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (6)(8)(9)(14)..........          0.75      0.00         0.45             1.20             0.25           0.95
Met/AIM Small Cap Growth Portfolio
  (Class E) (6)(9)(10).............          0.90      0.15         1.18             2.23             1.03           1.20
PIMCO Innovation Portfolio (6)(9)...         0.95      0.00         0.78             1.73             0.63           1.10
Harris Oakmark International Portfolio
  (Class E) (6)(9)(10).............          0.85      0.15         1.42             2.42             1.07           1.35
MFS Research International
  Portfolio (6)(8).................          0.80      0.00         1.06             1.86             0.76           1.10


                                       B-PPA- 9

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (8)(10)........................     0.33      0.25         0.02             0.60
American Funds Growth Portfolio (8)(10)....     0.38      0.25         0.02             0.65
American Funds Global Small Capitalization
  Portfolio (8)(10)........................     0.80      0.25         0.04             1.09

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (8)(10)........................       0.00           0.60
American Funds Growth Portfolio (8)(10)....       0.00           0.65
American Funds Global Small Capitalization
  Portfolio (8)(10)........................       0.00           1.09



(8) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.



(9) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.



(11) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



(12) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.



(13) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



(14) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



(15) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                 B-PPA- 10

EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,227         $2,224         $3,197         $5,713
Minimum..................................................      $  788         $  941         $1,120         $1,867



EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $597         $1,772         $2,926         $5,713
Minimum...................................................      $160         $  496         $  856         $1,867


                                      B-PPA- 11

EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $947         $2,122         $3,276         $6,063
Minimum...................................................      $510         $  846         $1,206         $2,217


                                 B-PPA- 12

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Index Division
  (e)............................................... 2002      $11.51            $12.53         20,058
                                                     2001       10.85             11.51         17,519
                                                     2000        9.86             10.85         11,149
                                                     1999       10.12              9.86          7,735
                                                     1998       10.00             10.12            793

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

PIMCO Total Return Division (h)..................... 2002       10.55             11.41          8,941
                                                     2001       10.00             10.55          2,743


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division (h)....... 2002       15.07             16.07          3,844
                                                     2001       14.30             15.07          1,179


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]
                                      B-PPA- 13

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


State Street Research Bond Income Division (c)...... 2002      $21.93            $23.46         17,570
                                                     2001       20.49             21.93         18,441
                                                     2000       18.65             20.49         16,397
                                                     1999       19.33             18.65         18,535
                                                     1998       17.89             19.33         20,060
                                                     1997       16.49             17.89         16,307
                                                     1996       16.12             16.49         16,604
                                                     1995       13.65             16.12         15,252
                                                     1994       14.27             13.65         13,923
                                                     1993       12.98             14.27         14,631


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (h)...................................... 2002       16.22             17.55          1,216
                                                     2001       15.37             16.22            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Calvert Social Balanced Division.................... 2002       24.80             20.02            319
                                                     2001       26.99             24.80          1,564
                                                     2000       28.21             26.99          1,527
                                                     1999       25.45             28.21          1,453
                                                     1998       22.16             25.45          1,367
                                                     1997       18.68             22.16          1,181
                                                     1996       16.80             18.68            995
                                                     1995       13.11             16.80            787
                                                     1994       13.71             13.11            630
                                                     1993       12.86             13.71            473


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 14

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


State Street Research Diversified Division.......... 2002      $26.81            $22.81         53,831
                                                     2001       28.98             26.81         66,375
                                                     2000       29.04             28.98         75,259
                                                     1999       27.05             29.04         75,126
                                                     1998       22.89             27.05         73,897
                                                     1997       19.22             22.89         62,604
                                                     1996       17.00             19.22         52,053
                                                     1995       13.55             17.00         42,712
                                                     1994       14.15             13.55         40,962
                                                     1993       12.70             14.15         31,808


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division (d)............. 2002       10.65             10.65          4,922
                                                     2001       10.93             10.65          5,375
                                                     2000       11.17             10.93          5,291
                                                     1999        9.60             11.17          4,708
                                                     1998       10.51              9.60          3,882
                                                     1997       10.00             10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Growth-Income Division (h)........... 2002       87.85             70.85          1,163
                                                     2001       86.74             87.85            404


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 15

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


MetLife Stock Index Division........................ 2002      $34.37            $26.36         73,961
                                                     2001       39.62             34.37         80,855
                                                     2000       44.24             39.62         83,765
                                                     1999       37.08             44.24         79,702
                                                     1998       29.28             37.08         71,204
                                                     1997       22.43             29.28         58,817
                                                     1996       18.52             22.43         43,141
                                                     1995       13.70             18.52         29,883
                                                     1994       13.71             13.70         23,458
                                                     1993       12.67             13.71         18,202


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


MFS Investors Trust Division (h).................... 2002        8.35              6.58            796
                                                     2001       10.06              8.35            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Research Managers Division (h).................. 2002        8.83              6.62            291
                                                     2001       11.31              8.83            164


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


State Street Research Investment Trust Division..... 2002       30.49             22.24         47,435
                                                     2001       37.20             30.49         57,292
                                                     2000       40.14             37.20         62,971
                                                     1999       34.30             40.14         64,026
                                                     1998       27.10             34.30         64,053
                                                     1997       21.37             27.10         60,102
                                                     1996       17.71             21.37         49,644
                                                     1995       13.47             17.71         38,047
                                                     1994       14.10             13.47         32,563
                                                     1993       12.48             14.10         24,608


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 16

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Davis Venture Value Division (a).................... 2002      $27.02            $22.32          2,269
                                                     2001       30.79             27.02          2,072
                                                     2000       30.19             30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Structured Equity Division (f)................... 2002       23.06             19.04             40


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (e)......... 2002       11.60              9.83         19,479
                                                     2001        9.92             11.60         16,415
                                                     2000        8.93              9.92          4,947
                                                     1999        9.71              8.93          3,631
                                                     1998       10.00              9.71            386

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


State Street Research Large Cap Value Division
  (f)............................................... 2002       10.00              7.93            284


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Growth Division (h).................. 2002      118.11             88.13            925
                                                     2001      146.13            118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 17

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Janus Growth Division (g)(h)........................ 2002      $ 7.76            $ 5.32          1,511
                                                     2001       10.00              7.76          1,023


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)..................... 2002        4.95              3.47          5,946
                                                     2001        7.24              4.95          5,527
                                                     2000        9.82              7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (e)......... 2002       11.62              8.81         10,694
                                                     2001       13.06             11.62         12,077
                                                     2000       13.29             13.06         12,475
                                                     1999       11.01             13.29          3,394
                                                     1998       10.00             11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (f)............... 2002       10.00              8.12            224


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (f)............ 2002       11.41              9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 18

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


MetLife Mid Cap Stock Index Division (a)............ 2002      $10.36            $ 8.71         10,596
                                                     2001       10.62             10.36          8,080
                                                     2000       10.00             10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (h)........... 2002       26.80             24.13          5,044
                                                     2001       21.38             26.80          2,800


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Partners Mid Cap Value Division
  (e)............................................... 2002       15.20             13.56          9,180
                                                     2001       15.78             15.20          9,094
                                                     2000       12.46             15.78          7,506
                                                     1999       10.73             12.46          2,438
                                                     1998       10.00             10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Janus Mid Cap Division (b).......................... 2002       15.91             11.16         42,962
                                                     2001       25.71             15.91         52,028
                                                     2000       37.86             25.71         57,546
                                                     1999       17.19             37.86         44,078
                                                     1998       12.69             17.19         19,031
                                                     1997       10.00             12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 19

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Division.... 2002      $25.42            $17.89         27,179
                                                     2001       33.76             25.42         31,091
                                                     2000       37.01             33.76         33,051
                                                     1999       28.12             37.01         31,947
                                                     1998       25.05             28.12         38,975
                                                     1997       23.77             25.05         43,359
                                                     1996       22.35             23.77         43,962
                                                     1995       17.47             22.35         33,899
                                                     1994       18.03             17.47         26,890
                                                     1993       14.89             18.03         17,094

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division (h)........... 2002        8.43              4.66          2,343
                                                     2001       10.00              8.43          1,519

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Loomis Sayles Small Cap Division (a)................ 2002       22.99             17.81            759
                                                     2001       25.53             22.99            654
                                                     2000       25.79             25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Russell 2000(R) Index Division (e).................. 2002       12.08              9.49         10,366
                                                     2001       12.13             12.08          9,632
                                                     2000       12.76             12.13          9,113
                                                     1999       10.53             12.76          5,395
                                                     1998       10.00             10.53            598
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 20

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Aurora Division (a)........... 2002      $14.03            $10.90         18,446
                                                     2001       12.25             14.03         14,487
                                                     2000       10.00             12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division (h).... 2002        8.81              6.28          1,420
                                                     2001       10.00              8.81            769


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (f)............... 2002       11.25              8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)......... 2002       12.25              8.87         16,729
                                                     2001       13.64             12.25         18,643
                                                     2000       15.19             13.64         19,423
                                                     1999       12.02             15.19         14,007
                                                     1998       11.76             12.02         13,119
                                                     1997       10.00             11.76          6,932


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


PIMCO Innovation Division (h)....................... 2002        7.44              3.63          2,785
                                                     2001       10.00              7.44          2,036


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                      B-PPA- 21

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Scudder Global Equity Division (b).................. 2002      $12.37            $10.26         10,868
                                                     2001       14.93             12.37         12,091
                                                     2000       15.36             14.93         11,687
                                                     1999       12.43             15.36          9,323
                                                     1998       10.85             12.43          7,712
                                                     1997       10.00             10.85          4,826


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark International Division (f)........... 2002       10.61              8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Research International Division (h)............. 2002        8.73              7.63            830
                                                     2001       10.00              8.73            409


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (e)........... 2002        8.69              7.16         12,545
                                                     2001       11.25              8.69         11,012
                                                     2000       13.31             11.25          8,034
                                                     1999       10.79             13.31          3,869
                                                     1998       10.00             10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


                                 B-PPA- 22

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Putnam International Stock Division................. 2002      $12.87            $10.49         13,031
                                                     2001       16.41             12.87         13,984
                                                     2000       18.49             16.41         13,980
                                                     1999       16.07             18.49         13,052
                                                     1998       13.28             16.07         14,330
                                                     1997       13.77             13.28         15,865
                                                     1996       14.19             13.77         17,780
                                                     1995       14.25             14.19         17,553
                                                     1994       13.74             14.25         16,674
                                                     1993        9.41             13.74          6,921


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Global Small Capitalization Division
  (h)............................................... 2002       13.63             10.90          1,291
                                                     2001       15.83             13.63            549


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


----------------------------------------


(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception date: May 1, 2002.
(g)  The assets in this investment division merged into the Janus
     Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.
(h)  Inception Date: May 1, 2001.


                                      B-PPA- 23

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife, was formed under laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on



                                                  [SNOOPY AND WOODSTOCK GRAPHIC]
B-PPA- 24
the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.


[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
                                                                       B-PPA- 25

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Structured Equity, FI Mid Cap Opportunities, Met/AIM Small Cap Growth, Harris Oakmark International (formerly State Street Research Concentrated International), Met/AIM Mid Cap Core Equity and State Street Research Large Cap Value, which are all Class E.



The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

                                          [SNOOPY READING MENU GRAPHIC]


  Lehman Brothers(R) Aggregate Bond Index
   Portfolio
  PIMCO Total Return Portfolio
  Salomon Brothers U.S. Government
   Portfolio
  State Street Research Bond Income
   Portfolio
  Salomon Brothers Strategic Bond
   Opportunities Portfolio
  Calvert Social Balanced Portfolio
  State Street Research Diversified
   Portfolio
  Lord Abbett Bond Debenture Portfolio
  American Funds Growth-Income Portfolio
  MetLife Stock Index Portfolio
  MFS Investors Trust Portfolio
  MFS Research Managers Portfolio
  State Street Research Investment Trust
   Portfolio
  Davis Venture Value Portfolio
  FI Structured Equity Portfolio
  Harris Oakmark Large Cap Value
   Portfolio
  State Street Research Large Cap Value
   Portfolio
  American Funds Growth Portfolio
  Janus Aggressive Growth Portfolio
  Met/Putnam Voyager Portfolio
  T. Rowe Price Large Cap Growth
   Portfolio                               State Street Research Aurora Portfolio
                                           Franklin Templeton Small Cap Growth
  FI Mid Cap Opportunities Portfolio        Portfolio
  Met/AIM Mid Cap Core Equity Portfolio    Met/AIM Small Cap Growth Portfolio
                                           T. Rowe Price Small Cap Growth
  MetLife Mid Cap Stock Index Portfolio     Portfolio
  Harris Oakmark Focused Value Portfolio   PIMCO Innovation Portfolio
  Neuberger Berman Partners Mid Cap Value
   Portfolio                               Harris Oakmark International
  Janus Mid Cap Portfolio                  Scudder Global Equity Portfolio
  State Street Research Aggressive Growth
   Portfolio                               MFS Research International Portfolio
  T. Rowe Price Mid-Cap Growth Portfolio   Morgan Stanley EAFE(R) Index Portfolio
  Loomis Sayles Small Cap Portfolio        Putnam International Stock Portfolio
                                           American Funds Global Small
  Russell 2000(R) Index Portfolio           Capitalization Portfolio


                                                        The investment divisions
                                                 generally offer the opportunity
                                                    for greater returns over the
                                                              long term than our
                                                   guaranteed fixed rate option.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most
                                                       aggressive with all those
                                                      within the same investment
                                                    style listed in alphabetical
                                                                          order.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are
                                                identical or similar to publicly
                                                   available mutual funds, these
                                                        investment divisions and
                                                 Portfolios are not those mutual
 funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
B-PPA- 26

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

*   Some of the investment divisions are not approved in your state.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.



The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Harris Oakmark International (formerly State Street Research Concentrated International), the Janus Mid Cap, the Calvert Social Balanced and the Harris Oakmark Focused Value Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other


                                                                       B-PPA- 27
expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.



In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   TSA (Tax Sheltered Annuity)

    *   PEDC (Public Employee Deferred Compensation)

    *   Keogh (Keogh plans under sec.401)

    *   403(a) (Qualified Annuity plans under sec.403(a))

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program


                                   [LINUS BUILDING SAND CASTLE GRAPHIC]
These Deferred Annuities may be either issued to you as an individual or to    a
group (you are then a participant under the group's Deferred Annuity).

B-PPA- 28
participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.

[SAFE GRAPHIC]

[SCALE GRAPHIC]

[PIE CHART GRAPHIC]


                                                                 [GLOBE GRAPHIC]
                                                                       B-PPA- 29

Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.



                                                            [HOUR GLASS GRAPHIC]

 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
B-PPA- 30

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).


* For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

[WOODSTOCK GRAPHIC]
                                                                       B-PPA- 31

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.



                                                      [MARCIE WITH A CALCULATOR]
You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
B-PPA- 32

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.


ACCOUNT REDUCTION LOANS



In the future, we anticipate administering loan programs made available through plans or group arrangements on an account reduction basis. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the


Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.


[CHARLIE BROWN IN MONEY JAR GRAPHIC]
                                                                       B-PPA- 33
time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents.


SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.


     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA
                                 Deferred Annuities before you reach age 59 1/2.

  If you elect to receive payments through this program, you must either be over
     59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
B-PPA- 34

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.
CONTRACT FEE
There is no Separate Account annual contract fee.
* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed


If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.


Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


                                                                       B-PPA- 35

    Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*   There is no contract fee for certain TSA Deferred Annuities.


ACCOUNT REDUCTION LOAN FEES



In the future, we anticipate making available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there will be a $75 account reduction loan initiation fee. This fee will be paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee will be taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and will be paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit
                                                                          Value.
  MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
B-PPA- 36

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment

[WOODSTOCK TYPING GRAPHIC]
                                                                       B-PPA- 37
division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment/Contract Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.


  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

 Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.

B-PPA- 38

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                  Contract Year
         Year                     1*      2      3       4         5
         Percentage               20%    25%    33 1/3% 50%    remainder
         * Less that Contract Year's withdrawals.

[FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
                                                                       B-PPA- 39

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*   If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     --   For the PEDC Deferred Annuity, if you retire.

     -- For certain TSA Deferred Annuities, if you retired before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

*   If you leave your job:

     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption

B-PPA- 40
          does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

     -- For certain TSA Deferred Annuities, if you left your job before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.


* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your contract must be in existence for 10 years prior to the requested withdrawal.



* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.


                                                                       B-PPA- 41

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                          During Purchase Payment Year
       Year                     1     2     3     4     5    6 and Beyond
       Percentage              5%    4%    3%    2%    1%         0%

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                                 After the Transfer
         Year                     1     2     3     4     5    6 and Beyond
         Percentage              5%    4%    3%    2%    1%         0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

                                                             [WOODSTOCK GRAPHIC]
B-PPA- 42

FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.


Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options, other than applying the death benefit to a pay-out option or taking a lump sum cash payment.


Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

[MARCIE READING GRAPHIC]
There is no death benefit for the unallocated Keogh Deferred Annuity.
                                                                       B-PPA- 43

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;


*   A fixed dollar payment or a variable payment; and


*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

 The pay-out phase is often referred to as either "annuitizing" your contract or an income annuity.

   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
B-PPA- 44

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*   TSA

*   PEDC

*   Keogh

*   403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:
* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

[SNOOPY SUNBATHING GRAPHIC]

Many times the Owner and the Annuitant are the same person.
                                                                       B-PPA- 45

* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

                                                       [SNOOPY ON BEACH GRAPHIC]
When deciding how to receive income, consider:

- The amount of income
  you need;

- The amount you expect
  to receive from other
  sources;

- The growth potential of
  other investments; and


- How long you would
  like your income to last.
B-PPA- 46

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The

The AIR is stated in your contract and may range from 3% to 6%.

[SNOOPY WITH ADDING MACHINE GRAPHIC]
                                                                       B-PPA- 47

AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS
You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment division (or Fixed Income Option) to which you want to transfer; and

          The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
                                                   [WOODSTOCK AND MONEY GRAPHIC]
 Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
B-PPA- 48

*   The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed our next business day.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

CHARGES
There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
                                                                       B-PPA- 49
available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                                                          [LUCY READING GRAPHIC]
B-PPA- 50

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

[CHARLIE BROWN WITH LETTER GRAPHIC]


GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary
                                                                       B-PPA- 51
reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete. PROCESSING TRANSACTIONS
We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
   You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.

B-PPA- 52

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners; including those who engage in market timing transactions.


VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

                                                                       B-PPA- 53

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit


                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

B-PPA- 54
or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.



Past performance is no guarantee of future results.



Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

                                                                       B-PPA- 55

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the

B-PPA- 56
reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we may pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisement in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife

[SNOOPY AND WOODSTOCK SHAKE HANDS GRAPHIC]
                                                                       B-PPA- 57
to undertake certain marketing efforts with the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.

           Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.
B-PPA- 58

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information.

For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:


* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.
You should consult your tax adviser regarding these changes.
Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.

Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

[PIGGY BANK GRAPHIC]
                                                                       B-PPA- 59

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.


There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.


Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.


WITHDRAWALS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For PEDC contracts under a
Section 457(b) plan of a tax-exempt employer which is not a state or local government, you can only transfer such amounts to another PEDC plan.

Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or;

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or

   Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. B-PPA- 60 over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax adviser.


WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. In general this does not apply to PEDC annuities. (However it does apply to distributions from PEDC contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                          Type of Contract
                                    -----------------------------
                                    TSA         Keogh      403(a)
                                    ---         -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy, after you have
separated from service               x            x          x
After you die                        x            x          x
After you become totally disabled
(as defined in the Code)             x            x          x
To pay deductible medical expenses   x            x          x
After separation from service if
you are over age 55 at time of
separation                           x            x          x
After December 31, 1999 for IRS
levies                               x            x          x

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.


[SNOOPY WITH TAX BILL GRAPHIC]
                                                                       B-PPA- 61

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


MANDATORY 20% WITHHOLDING (EXCEPT PEDC)

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts under Section 457(b) plans of tax-exempt employers which are not state or local governments. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any amount you receive from your contract. However, it does not include distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.


B-PPA- 62

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

TSA ANNUITIES

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

WITHDRAWALS

If you are under 59 1/2, you cannot withdraw money from your contract unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

*   Is directly transferred to other sec.403(b) arrangements;

*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you die, leave your job or become disabled (as defined by the Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS


If your TSA annuity permits contract loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



Your contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.


You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

[WOODSTOCK GRAPHIC]
                                                                       B-PPA- 63

KEOGH ANNUITIES

GENERAL

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

PEDC

GENERAL

PEDC plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS


Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.



Generally, monies in your contract can not be "made available" to you until you:


*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)


MINIMUM DISTRIBUTION


The minimum distribution rules for contracts issued for PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

B-PPA- 64

403(a)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                                                                       B-PPA- 65

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65


[PEANUTS GANG GRAPHIC]

B-PPA- 66

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                          Keogh and         PEDC
                           TSA Deferred   403(a) Deferred   Deferred and
                           and Income     and Income        Income
                           Annuities      Annuities         Annuities(1)
California...............  0.5%           0.5%              2.35%
Maine....................  --             --                --
Nevada...................  --             --                --
Puerto Rico..............  1.0%           1.0%              1.0%
South Dakota.............  --             --                --
West Virginia............  1.0%           1.0%              1.0%
Wyoming..................  --             --                --

----------------


(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."


PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2003 METROPOLITAN LIFE INSURANCE COMPANY


                                                         [LUCY'S TAXES GRAPHICS]
                                                                       B-PPA- 67

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

B-PPA- 68

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust


[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15907-2914

MetLife(R)
One Madison Avenue, New York, NY 10010-3690
0303-2416 E0303B95Y(exp0504)MLIC-LD MLR19000341001(0403)
Printed in USA
(C)2003 MetLife, Inc.

VARIABLE ANNUITY
MAY 1, 2003



                                                                       MetLife's
                                                              Preference Plus(R)
                                                                     Account for
                                                              Enhanced Contracts


PROSPECTUS



[SNOOPY GRAPHIC]                                                      MetLife(R)

                                                               MAY 1, 2003


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuity ("Income Annuity").

--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate
Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series
Fund, Inc. ("Metropolitan Fund"), portfolios of the
Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.



  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         HARRIS OAKMARK FOCUSED VALUE
  SALOMON BROTHERS U.S. GOVERNMENT           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          JANUS MID CAP
  SALOMON BROTHERS STRATEGIC BOND            STATE STREET RESEARCH AGGRESSIVE GROWTH
  OPPORTUNITIES                              T. ROWE PRICE MID-CAP GROWTH (FORMERLY
  STATE STREET RESEARCH DIVERSIFIED          MFS MID CAP GROWTH)
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        STATE STREET RESEARCH AURORA
  MFS INVESTORS TRUST                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                      T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     PIMCO INNOVATION
  DAVIS VENTURE VALUE                        SCUDDER GLOBAL EQUITY
  HARRIS OAKMARK LARGE CAP VALUE             MFS RESEARCH INTERNATIONAL
  AMERICAN FUNDS GROWTH                      MORGAN STANLEY EAFE(R) INDEX
  JANUS AGGRESSIVE GROWTH                    PUTNAM INTERNATIONAL STOCK
  MET/PUTNAM VOYAGER (FORMERLY PUTNAM LARGE  AMERICAN FUNDS GLOBAL SMALL
  CAP GROWTH)                                CAPITALIZATION
  T. ROWE PRICE LARGE CAP GROWTH



HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-67 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred
Annuity or Income Annuity.


DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

INCOME ANNUITY AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ...........   C-PPA-4
TABLE OF EXPENSES.................. ..................   C-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  C-PPA-12
METLIFE....................... .......................  C-PPA-21
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  C-PPA-21
VARIABLE ANNUITIES.................. .................  C-PPA-21
   A Deferred Annuity.................................  C-PPA-22
   An Income Annuity..................................  C-PPA-22
YOUR INVESTMENT CHOICES............... ...............  C-PPA-23
DEFERRED ANNUITIES.................. .................  C-PPA-25
   The Deferred Annuity and Your Retirement Plan......  C-PPA-25
   Automated Investment Strategies....................  C-PPA-26
   Purchase Payments..................................  C-PPA-27
      Allocation of Purchase Payments.................  C-PPA-27
      Automated Purchase Payments.....................  C-PPA-27
      Limits on Purchase Payments.....................  C-PPA-28
   The Value of Your Investment.......................  C-PPA-28
   Transfers..........................................  C-PPA-29
   Access to Your Money...............................  C-PPA-30
      Systematic Withdrawal Program...................  C-PPA-30
      Minimum Distribution............................  C-PPA-32
   Contract Fee.......................................  C-PPA-32
   Charges............................................  C-PPA-32
      Insurance-Related Charge........................  C-PPA-32
      Investment-Related Charge.......................  C-PPA-32
   Premium and Other Taxes............................  C-PPA-33
   Early Withdrawal Charges...........................  C-PPA-33
      When No Early Withdrawal Charge Applies.........  C-PPA-34
      When A Different Early Withdrawal Charge May
        Apply.........................................  C-PPA-37
   Free Look..........................................  C-PPA-38
   Death Benefit......................................  C-PPA-38
   Pay-out Options (or Income Options)................  C-PPA-39
INCOME ANNUITY.................... ...................  C-PPA-40
   Income Payment Types...............................  C-PPA-41
   Minimum Size of Your Income Payment................  C-PPA-42
   The Value of Your Income Payments..................  C-PPA-42
   Transfers..........................................  C-PPA-44


C-PPA- 2

   Contract Fee.......................................  C-PPA-44
   Charges............................................  C-PPA-44
      Insurance-Related Charge........................  C-PPA-44
      Investment-Related Charge.......................  C-PPA-45
   Premium and Other Taxes............................  C-PPA-45
   Free Look..........................................  C-PPA-45
GENERAL INFORMATION................. .................  C-PPA-46
   Administration.....................................  C-PPA-46
      Purchase Payments...............................  C-PPA-46
      Confirming Transactions.........................  C-PPA-46
      Processing Transactions.........................  C-PPA-47
        By Telephone or Internet......................  C-PPA-47
        After Your Death..............................  C-PPA-48
        Third Party Requests..........................  C-PPA-48
        Valuation.....................................  C-PPA-49
   Advertising Performance............................  C-PPA-49
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  C-PPA-50
   Voting Rights......................................  C-PPA-51
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  C-PPA-52
   Financial Statements...............................  C-PPA-53
   Your Spouse's Rights...............................  C-PPA-53
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  C-PPA-53
INCOME TAXES..................... ....................  C-PPA-53
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  C-PPA-67
APPENDIX FOR PREMIUM TAX TABLE............ ...........  C-PPA-68



MetLife does not intend to offer the Deferred Annuities or Income Annuity anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


[CHARLIE BROWN GRAPHIC]

                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the New York Stock Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

C-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE


The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income

                                                                        C-PPA- 5

Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.

C-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES





The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.

--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None



(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%



THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

--------------------------------------------------------------------------------


The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee (2).....................................    None
Separate Account Charge (as a percentage of your average
  account value) (3)
  General Administrative Expenses Charge....................    .20%
  Mortality and Expense Risk Charge.........................    .75%
  Total Separate Account Annual Charge... Maximum Guaranteed
     Charge:                                                    .95%



(2) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.



Total Annual Metropolitan Fund, Met Investors Fund and American Funds  Minimum   Maximum
  Operating Expenses for the fiscal year ending December 31, 2002
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................         .31%     1.51%
  After Waiver and/or Reimbursement of Expenses (4)(5)..........         .31%     1.15%


                                       C-PPA- 7

(4) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(5) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00



     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.


                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.25             0.09             0.34
Salomon Brothers U.S. Government Portfolio...                                       0.55             0.15             0.70
State Street Research Bond Income Portfolio (6)(9)...                               0.40             0.11             0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.65             0.20             0.85
State Street Research Diversified Portfolio (6)(7)...                               0.44             0.05             0.49
MetLife Stock Index Portfolio...                                                    0.25             0.06             0.31
MFS Investors Trust Portfolio (5)(7)...                                             0.75             0.59             1.34
MFS Research Managers Portfolio (5)(7)...                                           0.75             0.39             1.14
State Street Research Investment Trust Portfolio (6)(7)...                          0.49             0.05             0.54
Davis Venture Value Portfolio (6)(7)...                                             0.75             0.05             0.80
Harris Oakmark Large Cap Value Portfolio (6)(7)...                                  0.75             0.08             0.83
Met/Putnam Voyager Portfolio (5)(6)...                                              0.80             0.27             1.07
T. Rowe Price Large Cap Growth Portfolio (6)(7)...                                  0.63             0.14             0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.25             0.18             0.43
Harris Oakmark Focused Value Portfolio...                                           0.75             0.07             0.82
Neuberger Berman Partners Mid Cap Value Portfolio (6)(7)...                         0.69             0.11             0.80
Janus Mid Cap Portfolio (6)...                                                      0.69             0.06             0.75
State Street Research Aggressive Growth Portfolio (6)(7)...                         0.73             0.06             0.79
Loomis Sayles Small Cap Portfolio (6)...                                            0.90             0.07             0.97

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.00           0.34
Salomon Brothers U.S. Government Portfolio...                                       0.00           0.70
State Street Research Bond Income Portfolio (6)(9)...                               0.00           0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.00           0.85
State Street Research Diversified Portfolio (6)(7)...                               0.00           0.49
MetLife Stock Index Portfolio...                                                    0.00           0.31
MFS Investors Trust Portfolio (5)(7)...                                             0.34           1.00
MFS Research Managers Portfolio (5)(7)...                                           0.14           1.00
State Street Research Investment Trust Portfolio (6)(7)...                          0.00           0.54
Davis Venture Value Portfolio (6)(7)...                                             0.00           0.80
Harris Oakmark Large Cap Value Portfolio (6)(7)...                                  0.00           0.83
Met/Putnam Voyager Portfolio (5)(6)...                                              0.07           1.00
T. Rowe Price Large Cap Growth Portfolio (6)(7)...                                  0.00           0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.00           0.43
Harris Oakmark Focused Value Portfolio...                                           0.00           0.82
Neuberger Berman Partners Mid Cap Value Portfolio (6)(7)...                         0.00           0.80
Janus Mid Cap Portfolio (6)...                                                      0.00           0.75
State Street Research Aggressive Growth Portfolio (6)(7)...                         0.00           0.79
Loomis Sayles Small Cap Portfolio (6)...                                            0.00           0.97


                                 C-PPA- 8

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio...                                                  0.25             0.24             0.49
State Street Research Aurora Portfolio (6)...                                       0.85             0.10             0.95
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                             0.90             0.61             1.51
T. Rowe Price Small Cap Growth Portfolio (6)...                                     0.52             0.09             0.61
Scudder Global Equity Portfolio (6)...                                              0.64             0.17             0.81
Morgan Stanley EAFE(R) Index Portfolio (5)...                                       0.30             0.49             0.79
Putnam International Stock Portfolio (6)...                                         0.90             0.22             1.12

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Russell 2000(R) Index Portfolio...                                                  0.00           0.49
State Street Research Aurora Portfolio (6)...                                       0.00           0.95
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                             0.36           1.15
T. Rowe Price Small Cap Growth Portfolio (6)...                                     0.00           0.61
Scudder Global Equity Portfolio (6)...                                              0.00           0.81
Morgan Stanley EAFE(R) Index Portfolio (5)...                                       0.04           0.75
Putnam International Stock Portfolio (6)...                                         0.00           1.12


                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                  MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...                                                     0.50             0.15             0.65
Janus Aggressive Growth Portfolio (4)(6)(7)(11)...                                  0.80             0.62             1.42
Lord Abbett Bond Debenture Portfolio (4)(9)...                                      0.60             0.17             0.77
T. Rowe Price Mid-Cap Growth Portfolio (4)(6)(7)(10)...                             0.75             0.45             1.20
PIMCO Innovation Portfolio (4)(7)...                                                0.95             0.78             1.73
MFS Research International Portfolio (4)(6)...                                      0.80             1.06             1.86

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                   WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...                                                     0.00           0.65
Janus Aggressive Growth Portfolio (4)(6)(7)(11)...                                  0.52           0.90
Lord Abbett Bond Debenture Portfolio (4)(9)...                                      0.02           0.75
T. Rowe Price Mid-Cap Growth Portfolio (4)(6)(7)(10)...                             0.25           0.95
PIMCO Innovation Portfolio (4)(7)...                                                0.63           1.10
MFS Research International Portfolio (4)(6)...                                      0.76           1.10



AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES        A          B
for fiscal year ending December 31, 2002  MANAGEMENT   12b-1
(as a percentage of average net assets)      FEES      FEES
------------------------------------------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................       0.33        0.25
American Funds Growth
  Portfolio (6)(8)..................       0.38        0.25
American Funds Global Small
  Capitalization Portfolio (6)(8)...       0.80        0.25

                                                C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES    OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002      BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT    REIMBURSEMENT
----------------------------------------  -------------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................        0.02             0.60
American Funds Growth
  Portfolio (6)(8)..................        0.02             0.65
American Funds Global Small
  Capitalization Portfolio (6)(8)...        0.04             1.09

                                                             D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................        0.00           0.60
American Funds Growth
  Portfolio (6)(8)..................        0.00           0.65
American Funds Global Small
  Capitalization Portfolio (6)(8)...        0.00           1.09



(6) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.



(7) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



(8) THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE
    AMERICAN FUNDS.



(9) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



(10) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



(11) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                       C-PPA- 9

EXAMPLES





The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE 1.



This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     --   reimbursement and/or waiver of expenses was not in effect;



     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



     --   the underlying Portfolio earns a 5% annual return; and



     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $880         $1,222         $1,591         $2,822
Minimum...................................................      $757         $  846         $  959         $1,530



EXAMPLE 2.



This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the higher amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     --   reimbursement and/or waiver of expenses was not in effect;



     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



     --   the underlying Portfolio earns a 5% annual return; and



     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $252         $775          $1,325         $2,822
Minimum....................................................      $129         $402          $  695         $1,530


                                 C-PPA- 10

EXAMPLE 3.



This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     --   reimbursement and/or waiver of expenses was not in effect;



     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



     --   the underlying Portfolio earns a 5% annual return; and



     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $602         $1,125         $1,675         $3,172
Minimum...................................................      $479         $  752         $1,045         $1,880


                                      C-PPA- 11

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Division
  (d)......................................... 2002      $ 11.62          $ 12.69            682
                                               2001        10.92            11.62            134
                                               2000         9.89            10.92             65
                                               1999        10.12             9.89             61
                                               1998        10.00            10.12             11

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


PIMCO Total Return Division (e)............... 2002        10.57            11.47            344
                                               2001        10.00            10.57             11


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division
  (e)......................................... 2002        15.40            16.46            128
                                               2001        14.56            15.40             32


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]
                                 C-PPA- 12

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


State Street Research Bond Income Division
  (c)......................................... 2002      $ 40.64          $ 43.61            436
                                               2001        37.87            40.64             98
                                               2000        34.38            37.87            106
                                               1999        35.52            34.38            114
                                               1998        32.77            35.52            161
                                               1997        30.13            32.77            139
                                               1996        29.36            30.13            128
                                               1995        24.79            29.36            123
                                               1994        25.83            24.79            125
                                               1993        23.43            25.83            151


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (e)................................ 2002        16.56            17.99             31
                                               2001        15.65            16.56              2


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


State Street Research Diversified Division.... 2002        39.79            33.95          1,092
                                               2001        42.89            39.79            295
                                               2000        42.85            42.89            354
                                               1999        39.79            42.85            365
                                               1998        33.57            39.79            415
                                               1997        28.11            33.57            390
                                               1996        24.78            28.11            371
                                               1995        19.69            24.78            346
                                               1994        20.51            19.69            341
                                               1993        18.36            20.51            360


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                      C-PPA- 13

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Lord Abbett Bond Debenture Division (b)(f).... 2002      $ 10.80          $ 10.84            174
                                               2001        11.05            10.80             38
                                               2000        11.26            11.05             33
                                               1999         9.65            11.26             35
                                               1998        10.53             9.65             33
                                               1997        10.00            10.53             15


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


American Funds Growth-Income Division (e)..... 2002        92.64            74.94             46
                                               2001        91.20            92.64              1


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

MetLife Stock Index Division.................. 2002        38.60            29.70          4,377
                                               2001        44.36            38.60            706
                                               2000        49.39            44.36            793
                                               1999        41.28            49.39            733
                                               1998        32.50            41.28            748
                                               1997        24.83            32.50            701
                                               1996        20.44            24.83            629
                                               1995        15.07            20.44            518
                                               1994        15.04            15.07            432
                                               1993        13.86            15.04            399


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


MFS Investors Trust Division (e).............. 2002         8.42             6.65             14
                                               2001        10.11             8.42              2


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                 C-PPA- 14

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MFS Research Managers Division (e)............ 2002      $  8.90          $  6.69              4
                                               2001        11.36             8.90              0


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

State Street Research Investment Trust
  Division.................................... 2002        68.31            49.99          1,086
                                               2001        83.10            68.31            327
                                               2000        89.41            83.10            396
                                               1999        76.19            89.41            399
                                               1998        60.00            76.19            445
                                               1997        47.19            60.00            443
                                               1996        38.99            47.19            402
                                               1995        29.57            38.99            334
                                               1994        30.85            29.57            296
                                               1993        27.22            30.85            258


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Davis Venture Value Division (a).............. 2002        27.60            22.86            115
                                               2001        31.36            27.60             17
                                               2000        30.70            31.36              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (d)... 2002        11.70             9.95            618
                                               2001         9.98            11.70            100
                                               2000         8.96             9.98             12
                                               1999         9.72             8.96             15
                                               1998        10.00             9.72              2

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                      C-PPA- 15

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


American Funds Growth Division (e)............ 2002      $124.56          $ 93.21             39
                                               2001       153.64           124.56              2


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Janus Growth Division (e)(h).................. 2002         7.77             5.34             59
                                               2001        10.00             7.77              8


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)............... 2002         4.97             3.50            164
                                               2001         7.25             4.97             36
                                               2000         9.82             7.25              5

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (d)... 2002        11.73             8.92            430
                                               2001        13.14            11.73             58
                                               2000        13.33            13.14             78
                                               1999        11.01            13.33             29
                                               1998        10.00            11.01              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)...... 2002        10.41             8.78            435
                                               2001        10.64            10.41             63
                                               2000        10.00            10.64             20

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (e)..... 2002        27.50            24.83            222
                                               2001        21.87            27.50             24


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                 C-PPA- 16

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value
  Division (d)................................ 2002      $ 15.34          $ 13.73            434
                                               2001        15.88            15.34             41
                                               2000        12.50            15.88             33
                                               1999        10.73            12.50              8
                                               1998        10.00            10.73              5

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Janus Mid Cap Division (b).................... 2002        16.14            11.36          2,936
                                               2001        26.00            16.14            211
                                               2000        38.18            26.00            294
                                               1999        17.29            38.18            239
                                               1998        12.72            17.29            100
                                               1997        10.00            12.72             54

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division.................................... 2002        39.05            27.57          1,594
                                               2001        51.71            39.05            238
                                               2000        56.52            51.71            266
                                               1999        42.82            56.52            265
                                               1998        38.02            42.82            321
                                               1997        35.98            38.02            340
                                               1996        33.72            35.98            341
                                               1995        26.29            33.72            254
                                               1994        27.05            26.29            189
                                               1993        22.26            27.05            163


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (e)..... 2002         8.44             4.68             56
                                               2001        10.00             8.44              5


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                      C-PPA- 17

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division (a).......... 2002      $ 23.52          $ 18.27             49
                                               2001        26.04            23.52              7
                                               2000        26.26            26.04              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Russell 2000(R) Index Division (d)............ 2002        12.19             9.61            565
                                               2001        12.20            12.19             48
                                               2000        12.81            12.20             59
                                               1999        10.53            12.81             37
                                               1998        10.00            10.53             16

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


State Street Research Aurora Division (a)..... 2002        14.09            10.98            621
                                               2001        12.27            14.09             91
                                               2000        10.00            12.27             30

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
  (e)......................................... 2002         8.82             6.31             38
                                               2001        10.00             8.82              7


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)... 2002        12.43             9.03          1,139
                                               2001        13.79            12.43             98
                                               2000        15.32            13.79            110
                                               1999        12.08            15.32             75
                                               1998        11.79            12.08             94
                                               1997        10.00            11.79             85


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                 C-PPA- 18

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


PIMCO Innovation Division (e)................. 2002      $  7.46          $  3.65             41
                                               2001        10.00             7.46              5


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Scudder Global Equity Division (b)............ 2002        12.55            10.44            544
                                               2001        15.10            12.55             50
                                               2000        15.49            15.10             64
                                               1999        12.49            15.49             64
                                               1998        10.88            12.49             88
                                               1997        10.00            10.88             62


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


MFS Research International Division (e)....... 2002         8.75             7.67             17
                                               2001        10.00             8.75              1


GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (d)..... 2002         8.77             7.25            596
                                               2001        11.32             8.77             78
                                               2000        13.36            11.32             63
                                               1999        10.80            13.36             50
                                               1998        10.00            10.80             13

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


                                      C-PPA- 19

(For an accumulation unit outstanding throughout the period)


------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Putnam International Stock Division........... 2002      $ 13.28          $ 10.85            949
                                               2001        16.88            13.28            262
                                               2000        18.96            16.88            284
                                               1999        16.43            18.96            272
                                               1998        13.54            16.43            318
                                               1997        13.99            13.54            324
                                               1996        14.38            13.99            368
                                               1995        14.40            14.38            396
                                               1994        13.84            14.40            446
                                               1993         9.45            13.84            339


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division.................................... 2002        13.78            11.05             29
                                               2001        15.96            13.78              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


----------------------------------------


(a)  Inception Date: July 5, 2000.



(b)  Inception Date: March 3, 1997.



(c) The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.



(d)  Inception Date: November 9, 1998.



(e)  Inception Date: May 1, 2001.



(f) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.



(g)  Inception date: May 1, 2002.



(h) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.


                                 C-PPA- 20

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on

                                                  [SNOOPY AND WOODSTOCK PICTURE]
                                                                       C-PPA- 21
the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life or the death benefit.


AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


                          [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.
  An Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.


                          [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

  An Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

C-PPA- 22

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.


The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                        [SNOOPY READING MENU GRAPHIC]


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  PIMCO TOTAL RETURN PORTFOLIO
  SALOMON BROTHERS U.S. GOVERNMENT
  PORTFOLIO
  STATE STREET RESEARCH BOND INCOME
  PORTFOLIO
  SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  LORD ABBETT BOND DEBENTURE PORTFOLIO
  AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  MFS INVESTORS TRUST PORTFOLIO
  MFS RESEARCH MANAGERS PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  AMERICAN FUNDS GROWTH PORTFOLIO
  JANUS AGGRESSIVE GROWTH PORTFOLIO
  MET/PUTNAM VOYAGER PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  HARRIS OAKMARK FOCUSED VALUE PORTFOLIO       FRANKLIN TEMPLETON SMALL CAP GROWTH
  NEUBERGER BERMAN PARTNERS MID CAP VALUE      PORTFOLIO
  PORTFOLIO                                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  JANUS MID CAP PORTFOLIO                      PIMCO INNOVATION PORTFOLIO
  STATE STREET RESEARCH AGGRESSIVE GROWTH      SCUDDER GLOBAL EQUITY PORTFOLIO
  PORTFOLIO                                    MFS RESEARCH INTERNATIONAL PORTFOLIO
  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO       MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO            PUTNAM INTERNATIONAL STOCK PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO              AMERICAN FUNDS GLOBAL SMALL
  STATE STREET RESEARCH AURORA PORTFOLIO       CAPITALIZATION PORTFOLIO


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                       C-PPA- 23
correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.



The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap and the Harris Oakmark Focused Value Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund or American Funds.



In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


C-PPA- 24

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified           * Roth IRAs (Roth
* Traditional IRA           Individual Retirement
  (Individual Retirement    Annuities)
  Annuities)              * Unallocated Keogh

[LINUS BUILDING SAND CASTLE]

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

                                                                       C-PPA- 25

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any earnings.


THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
                                                                  [SAFE GRAPHIC]
                                                                 [SCALE GRAPHIC]
                                                             [PIE CHART GRAPHIC]

                                                                 [GLOBE GRAPHIC]
C-PPA- 26

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

[HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                       C-PPA- 27

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.


* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.


* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* For the unallocated Keogh Deferred Annuity, a withdrawal should you leave your job.

* For certain Deferred Annuities, you may no longer make purchase payments if you retire.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

C-PPA- 28

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. ($500 x 1.05 = $525)

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

[GIRL ADDING GRAPHIC]
You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.
                                                                       C-PPA- 29

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive


                                   [CHARLIE BROWN IN MONEY JAR GRAPHIC]

     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.


                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
C-PPA- 30
payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account


If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.


Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


                                                                       C-PPA- 31

Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).
INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation
                                                                     Unit Value.

 MetLife guarantees that the Separate Account insurance- related charge will not increase while you have a Deferred Annuity.

                                                      [WOODSTOCK TYPING GRAPHIC]
C-PPA- 32
available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis

                                                                       C-PPA- 33
and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year



    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*   On withdrawals of purchase payments you made over seven years ago.

  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

                                             [BOY WITH MAGNIFYING GLASS GRAPHIC]
C-PPA- 34

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Except for the unallocated Keogh Deferred Annuity, if your contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early

Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
                                                                       C-PPA- 35
withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


                       Contract Year
     1*          2          3          4            5
     20%        25%      33 1/3%      50%       remainder



  * Less that Contract Year's withdrawals


    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*   If you retire:

     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

*   If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.

     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

C-PPA- 36

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.


* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transferred are subject to the usual early withdrawal charge schedule.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY


If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Transferred amounts on or after January 1, 1996:


     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:


                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments

[WOODSTOCK GRAPHIC]
                                                                       C-PPA- 37
          under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the

                                                          [GIRL READING GRAPHIC]
C-PPA- 38

Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;


*   A fixed dollar payment or a variable payment; and


*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
                                                                       C-PPA- 39
contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*   Non-Qualified

*   Traditional IRAs

*   Roth IRAs

*   Unallocated Keogh

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

                                            [SNOOPY SUNBATHING GRAPHIC]

      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.


C-PPA- 40

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select an "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both

Many times the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;


- The growth potential of other investments; and


- How long you would like your income to last.
                                                                       C-PPA- 41
annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase

                                                       [SNOOPY ON BEACH GRAPHIC]

                                               [WOODSTOCK WRITING CHECK GRAPHIC]
C-PPA- 42
payment (but not a transfer) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges (the net investment return). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

The AIR is stated in your contract and may range from 3% to 6%.
                                                                       C-PPA- 43

TRANSFERS

You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment divisions from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed our next business day.

CONTRACT FEE

There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

[WOODSTOCK AND MONEY GRAPHIC]

 Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.

The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value.

C-PPA- 44

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

[LUCY READING GRAPHIC]

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
                                                                       C-PPA- 45

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.

         Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

C-PPA- 46

Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.


Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the


[CHARLIE BROWN ON PHONE GRAPHIC]
Except for the unallocated Keogh Deferred Annuities, you may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
                                                                       C-PPA- 47

Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.


C-PPA- 48

VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.


When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under an Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.



For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the


[SNOOPY AS TOWN CRIER GRAPHIC]
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

                                                                       C-PPA- 49

Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.



Past performance is no guarantee of future results.



Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to

C-PPA- 50
our general account, or to add, combine or remove investment divisions in the Separate Account.


* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS


Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting

                                                                       C-PPA- 51
interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES


All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0 to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
C-PPA- 52

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as

Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
                                                                       C-PPA- 53
annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRA's, including:


* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.



[PIGGY BANK GRAPHIC]
C-PPA- 54

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:
*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                Type of Contract
                               --------------------------------------------------
                                  Non            Trad.                       Roth
                               Qualified          IRA          Keogh         IRA
                               ---------         -----         -----         ----
In a series of substantially equal
payments made annually (or more
frequently) for life or
life expectancy (SEPP)              x               x          x(1)             x
After you die                       x               x             x             x
After you become totally
disabled (as defined in
the Code)                           x               x             x             x
To pay deductible medical
expenses                                            x             x             x
To pay medical insurance
premiums if you are
unemployed                                          x                           x
To pay for qualified higher education
expenses, or                                        x                           x
For qualified first time home purchases
up to $10,000                                       x                           x
After separation from
service if you are over
age 55 at the time of
separation                                                        x
After December 31, 1999 for IRS levies              x             x             x
Under certain income annuities providing
for substantially equal payments over
the "pay-out" period                    x
(1) You must also be separated from service

[SNOOPY WITH TAX BILL GRAPHIC]

                                                                       C-PPA- 55

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments whichever is later will generally result in the retroactive imposition of the 10% penalty with interest.


Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received them from the Contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

C-PPA- 56

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or transfers from an investment division to a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.


PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS


Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a withdrawal as:


*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).


* This rule does not apply to payments made pursuant to an income pay-out option under your contract.


[WOODSTOCK FLYING GRAPHIC]
                                                                       C-PPA- 57

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS


Different tax rules apply to payments made generally pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:


*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.


The IRS has not approved the use of an exclusion amount when only part of your account balance is converted to income payments.



The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.



We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


  If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
C-PPA- 58

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.


After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($3,000 for 2003-2004). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-



For individuals under 50, your total annual contributions to all your Traditional and Roth IRAs for 2003 and 2004 may not exceed the lesser of $3,000 or 100% of your "compensation" as defined by the Code.

In some cases, your purchase payments may be tax deductible.


[LINUS WITH IRA COIN]
                                                                       C-PPA- 59
    working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).


* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70-1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all

C-PPA- 60
non-deductible purchase payments to the total values of all your Traditional
IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.


It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH


The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).


Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which the decedent would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

                                                                       C-PPA- 61

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the amount deductible under the Code ($3,000 for tax years 2003 through 2004), including contributions to all your Traditional and Roth IRAs). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). In 2003 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual contribution limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your adjusted gross income is between:


       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:


*   The withdrawal is made:


     -- At least five taxable years after your first purchase payment to a Roth IRA, and


     For individuals under 50, annual contributions to your IRAs, including Roth
        IRAs, for 2003-2004, may not exceed the lesser of $3,000 or 100% of your
                                          "compensation" as defined by the Code.


C-PPA- 62

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from an non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

                                                                       C-PPA- 63

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

KEOGH ANNUITIES

GENERAL

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for your Keogh annuities. Purchase payments in excess of these limits may result in adverse tax consequences.

Your contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.

C-PPA- 64

Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals attributable to any after-tax contributions are not subject to income tax.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing an income option.

If you intend to receive your minimum distributions which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor before selecting a pay-out option.

MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any amount you receive from your Contract. However, it does not include distributions that are:


* A series of substantially equal periodic payments made at least annually for:


     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   To satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

                                                                       C-PPA- 65

Other exceptions to the definition of "eligible rollover distributions" may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

C-PPA- 66

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65


[PEANUTS GANG GRAPHIC]

                                                                       C-PPA- 67

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                         Unallocated
                         IRA Deferred    Keogh               Non-Qualified
                         and Income      Deferred and        Deferred and
                         Annuities(1)    Income Annuities    Income Annuities
California...........    0.5%(2)         0.5%                2.35%
Maine................    --              --                  2.0%
Nevada...............    --              --                  3.5%
Puerto Rico..........    1.0%            1.0%                1.0%
South Dakota.........    --              --                  1.25%
West Virginia........    1.0%            1.0%                1.0%
Wyoming..............    --              --                  1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(2) WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2003 METROPOLITAN LIFE INSURANCE COMPANY


                                                         [LUCY'S TAXES GRAPHICS]
C-PPA- 68

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust


[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                                   MetLife(R)

                      Metropolitan Life Insurance Company
                           Home Office: New York, NY


E0204AZXS(exp0504)MLIC.LD
02040866(0403) Printed in the U.S.A.
CPROSP(0503)

                                                                VARIABLE ANNUITY
                                                                     MAY 1, 2003


                              MAKE YOUR RETIREMENT
                                     DREAMS
                                   COME TRUE



MetLife's Financial Freedom Account
PROSPECTUS



                                                                      MetLife(R)

                                                                VARIABLE ANNUITY
                                                                     MAY 1, 2003


                              MAKE YOUR RETIREMENT
                                     DREAMS
                                   COME TRUE


















METLIFE'S
ENHANCED PREFERENCE PLUS(R) ACCOUNT
PROSPECTUS


                                                                      METLIFE(R)

ENHANCED DEFERRED
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]


                                                              MAY 1, 2003


ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE
COMPANY

This Prospectus describes group Enhanced Preference Plus Account contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").
--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Enhanced Deferred Annuity or Enhanced
Income Annuity. Your choices may include the Fixed
Interest Account (not described in this Prospectus) and investment divisions available through
Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), portfolios of the Calvert Variable Series,
Inc. ("Calvert Fund"), portfolios of the Fidelity
Variable Insurance Products Funds ("Fidelity VIP
Funds"), portfolios of the Met Investors Series
Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds").
For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



  FIDELITY INVESTMENT GRADE BOND             FI MID CAP OPPORTUNITIES
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    MET/AIM MID CAP CORE EQUITY
  PIMCO TOTAL RETURN                         METLIFE MID CAP STOCK INDEX
  SALOMON BROTHERS U.S. GOVERNMENT           HARRIS OAKMARK FOCUSED VALUE
  STATE STREET RESEARCH BOND INCOME          NEUBERGER BERMAN PARTNERS MID CAP VALUE
  SALOMON BROTHERS STRATEGIC BOND            CALVERT SOCIAL MID CAP GROWTH
  OPPORTUNITIES                              JANUS MID CAP
  CALVERT SOCIAL BALANCED                    STATE STREET RESEARCH AGGRESSIVE GROWTH
  FIDELITY ASSET MANAGER                     T. ROWE PRICE MID-CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED          (FORMERLY MFS MID CAP GROWTH)
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        STATE STREET RESEARCH AURORA
  MFS INVESTORS TRUST                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                      MET/AIM SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     T. ROWE PRICE SMALL CAP GROWTH
  DAVIS VENTURE VALUE                        PIMCO INNOVATION
  FI STRUCTURED EQUITY                       SCUDDER GLOBAL EQUITY
  FIDELITY EQUITY-INCOME                     HARRIS OAKMARK INTERNATIONAL
  HARRIS OAKMARK LARGE CAP VALUE             (FORMERLY STATE STREET RESEARCH CONCENTRATED
  STATE STREET RESEARCH LARGE CAP VALUE      INTERNATIONAL)
  AMERICAN FUNDS GROWTH                      FIDELITY OVERSEAS
  FIDELITY GROWTH                            MFS RESEARCH INTERNATIONAL
  JANUS AGGRESSIVE GROWTH                    MORGAN STANLEY EAFE(R) INDEX
  MET/PUTNAM VOYAGER                         PUTNAM INTERNATIONAL STOCK
  (FORMERLY PUTNAM LARGE CAP GROWTH)         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  T. ROWE PRICE LARGE CAP GROWTH



HOW TO LEARN MORE:




Before investing, read this Prospectus. The
Prospectus contains information about the Enhanced
Deferred Annuities, Enhanced Income Annuities and
Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information
("SAI"), dated May 1, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-94 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The
Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity
VIP Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income
Annuity.

FINANCIAL FREEDOM
DEFERRED ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)

FINANCIAL FREEDOM
INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]


                                                              MAY 1, 2003


FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").
--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), portfolios of the Calvert
Variable Series, Inc. ("Calvert Fund"), portfolios of the Fidelity Variable Insurance Products Funds
("Fidelity VIP Funds"), portfolios of the Met
Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



  FIDELITY MONEY MARKET                      FI MID CAP OPPORTUNITIES
  FIDELITY INVESTMENT GRADE BOND             MET/AIM MID CAP CORE EQUITY
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         HARRIS OAKMARK FOCUSED VALUE
  SALOMON BROTHERS U.S. GOVERNMENT           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          CALVERT SOCIAL MID CAP GROWTH
  SALOMON BROTHERS STRATEGIC BOND            JANUS MID CAP
  OPPORTUNITIES                              STATE STREET RESEARCH AGGRESSIVE GROWTH
  CALVERT SOCIAL BALANCED                    T. ROWE PRICE MID-CAP GROWTH
  FIDELITY ASSET MANAGER                     (FORMERLY MFS MID CAP GROWTH)
  STATE STREET RESEARCH DIVERSIFIED          LOOMIS SAYLES SMALL CAP
  LORD ABBETT BOND DEBENTURE                 RUSSELL 2000(R) INDEX
  AMERICAN FUNDS GROWTH-INCOME               STATE STREET RESEARCH AURORA
  METLIFE STOCK INDEX                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS INVESTORS TRUST                        MET/AIM SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                      T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     PIMCO INNOVATION
  DAVIS VENTURE VALUE                        SCUDDER GLOBAL EQUITY
  FI STRUCTURED EQUITY                       HARRIS OAKMARK INTERNATIONAL
  FIDELITY EQUITY-INCOME                     (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL)
  HARRIS OAKMARK LARGE CAP VALUE             FIDELITY OVERSEAS
  STATE STREET RESEARCH LARGE CAP VALUE      MFS RESEARCH INTERNATIONAL
  AMERICAN FUNDS GROWTH                      MORGAN STANLEY EAFE(R) INDEX
  FIDELITY GROWTH                            PUTNAM INTERNATIONAL STOCK
  JANUS AGGRESSIVE GROWTH                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  MET/PUTNAM VOYAGER
  (FORMERLY PUTNAM LARGE CAP GROWTH)
  T. ROWE PRICE LARGE CAP GROWTH



HOW TO LEARN MORE:



Before investing, read this Prospectus. The
Prospectus contains information about the Financial
Freedom Deferred Annuities, Financial Freedom Income
Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003.
The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-94 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]
The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP
Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial
Freedom Deferred Annuity or Financial Freedom Income
Annuity.

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW............ ............   FFA-4
TABLE OF EXPENSES................... ...................   FFA-7
ACCUMULATION UNIT VALUES TABLES............ ............  FFA-17
METLIFE........................ ........................  FFA-41
METROPOLITAN LIFE SEPARATE ACCOUNT E.......... .........  FFA-41
VARIABLE ANNUITIES................... ..................  FFA-42
   A Deferred Annuity...................................  FFA-42
   An Income Annuity....................................  FFA-43
YOUR INVESTMENT CHOICES................ ................  FFA-43
DEFERRED ANNUITIES................... ..................  FFA-46
   The Deferred Annuity and Your Retirement Plan........  FFA-47
   Automated Investment Strategies......................  FFA-47
   Purchase Payments....................................  FFA-48
      Allocation of Purchase Payments...................  FFA-49
      Limits on Purchase Payments.......................  FFA-49
   The Value of Your Investment.........................  FFA-50
   Transfers............................................  FFA-51
   Access to Your Money.................................  FFA-51
      Account Reduction Loans...........................  FFA-52
      Systematic Withdrawal Program for Enhanced TSA and
        IRA Deferred Annuities..........................  FFA-52
      Minimum Distribution..............................  FFA-54
   Contract Fee.........................................  FFA-54
   Account Reduction Loan Fees..........................  FFA-54
   Charges..............................................  FFA-55
      Insurance-Related Charge..........................  FFA-55
      Investment-Related Charge.........................  FFA-55
   Premium and Other Taxes..............................  FFA-55
   Early Withdrawal Charges.............................  FFA-56
      When No Early Withdrawal Charge Applies...........  FFA-57
      When A Different Early Withdrawal Charge May
        Apply ..........................................  FFA-59
   Free Look............................................  FFA-60
   Death Benefit........................................  FFA-60
   Pay-out Options (or Income Options)..................  FFA-62
INCOME ANNUITIES.................... ...................  FFA-63
   Income Payment Types.................................  FFA-64
   Allocation...........................................  FFA-65


FFA- 2

   Minimum Size of Your Income Payment..................  FFA-65
   The Value of Your Income Payments....................  FFA-66
   Transfers............................................  FFA-67
   Contract Fee.........................................  FFA-67
   Charges..............................................  FFA-67
      Insurance-Related Charge..........................  FFA-67
      Investment-Related Charge.........................  FFA-68
   Premium and Other Taxes..............................  FFA-68
   Free Look............................................  FFA-68
GENERAL INFORMATION.................. ..................  FFA-69
   Administration.......................................  FFA-69
      Purchase Payments.................................  FFA-69
      Confirming Transactions...........................  FFA-69
      Processing Transactions...........................  FFA-70
        By Telephone or Internet........................  FFA-70
        After Your Death................................  FFA-71
        Third Party Requests............................  FFA-71
        Valuation.......................................  FFA-72
   Advertising Performance..............................  FFA-72
   Changes to Your Deferred Annuity or Income Annuity...  FFA-73
   Voting Rights........................................  FFA-73
   Who Sells the Deferred Annuities and Income
      Annuities ........................................  FFA-75
   Financial Statements.................................  FFA-76
   Your Spouse's Rights.................................  FFA-76
   When We Can Cancel Your Deferred Annuity or Income
      Annuity...........................................  FFA-77
   Special Charges That Apply If Your Retirement Plan
      Terminates Its Deferred Annuity or Takes Other
      Action ...........................................  FFA-77
INCOME TAXES...................... .....................  FFA-78
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION..................... .....................  FFA-94
APPENDIX FOR PREMIUM TAX TABLE............. ............  FFA-95
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM ......  FFA-96


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                          FFA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE


When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.



ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m., but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT

A contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

FFA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.


DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.


EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds.



METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.

                                                                          FFA- 5

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.


YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

FFA- 6

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.
--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per
     loan)..................................................      $50(2)



(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%



    THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.


(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee (3).................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
  General Administrative Expenses Charge................................................     .20%
  Mortality and Expense Risk Charge.....................................................     .75%
  Total Separate Account Charge.............................  Maximum Guaranteed Charge:     .95%



(3) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios, which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, Calvert
  Fund, Fidelity VIP Funds and American Funds Operating
  Expenses for the fiscal year ending December 31, 2002
  (expenses that are deducted from these Funds' assets
  include management fees, distribution fees (12b-1 fees)
  and other expenses).......................................      .31%      4.57%
After Waiver and/or Reimbursement of Expenses (5)(6)(7).....      .31%      1.35%

                                         FFA- 7

(5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.10% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO AND 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO). UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(6) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                             PORTFOLIO                            PERCENTAGE
                             ---------                            ----------
    MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
    MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
    FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
    STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO (CLASS E)        1.10
    MFS INVESTORS TRUST PORTFOLIO                                    1.00
    MFS RESEARCH MANAGERS PORTFOLIO                                  1.00
    FI MID CAP OPPORTUNITIES PORTFOLIO (CLASS E)                     1.20



    THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(7) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
    ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE
    SERVICES COMPANY, AN AFFILIATE OF CALVERT.


                                                                         C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES               A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................      0.25         0.00         0.09             0.34
Salomon Brothers U.S. Government
  Portfolio.............................      0.55         0.00         0.15             0.70
State Street Research Bond Income
  Portfolio (8)(12).....................      0.40         0.00         0.11             0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio...............      0.65         0.00         0.20             0.85
State Street Research Diversified
  Portfolio (8)(9)......................      0.44         0.00         0.05             0.49
MetLife Stock Index Portfolio...........      0.25         0.00         0.06             0.31
MFS Investors Trust Portfolio (6)(9)....      0.75         0.00         0.59             1.34
MFS Research Managers
  Portfolio (6)(9)......................      0.75         0.00         0.39             1.14
State Street Research Investment Trust
  Portfolio (8)(9)......................      0.49         0.00         0.05             0.54
Davis Venture Value Portfolio (8)(9)....      0.75         0.00         0.05             0.80
FI Structured Equity Portfolio (Class
  E) (8)(9)(10).........................      0.67         0.15         0.05             0.87
Harris Oakmark Large Cap Value
  Portfolio (8)(9)......................      0.75         0.00         0.08             0.83
State Street Research Large Cap Value
  Portfolio (Class E) (6)(8)(10)........      0.70         0.15         1.63             2.48
Met/Putnam Voyager Portfolio (6)(8).....      0.80         0.00         0.27             1.07
T. Rowe Price Large Cap Growth
  Portfolio (8)(9)......................      0.63         0.00         0.14             0.77
FI Mid Cap Opportunities Portfolio
  (Class E) (6)(8)(10)..................      0.80         0.15         3.62             4.57
MetLife Mid Cap Stock Index
  Portfolio ............................      0.25         0.00         0.18             0.43
Harris Oakmark Focused Value
  Portfolio.............................      0.75         0.00         0.07             0.82

                                                             D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................       0.00           0.34
Salomon Brothers U.S. Government
  Portfolio.............................       0.00           0.70
State Street Research Bond Income
  Portfolio (8)(12).....................       0.00           0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio...............       0.00           0.85
State Street Research Diversified
  Portfolio (8)(9)......................       0.00           0.49
MetLife Stock Index Portfolio...........       0.00           0.31
MFS Investors Trust Portfolio (6)(9)....       0.34           1.00
MFS Research Managers
  Portfolio (6)(9)......................       0.14           1.00
State Street Research Investment Trust
  Portfolio (8)(9)......................       0.00           0.54
Davis Venture Value Portfolio (8)(9)....       0.00           0.80
FI Structured Equity Portfolio (Class
  E) (8)(9)(10).........................       0.00           0.87
Harris Oakmark Large Cap Value
  Portfolio (8)(9)......................       0.00           0.83
State Street Research Large Cap Value
  Portfolio (Class E) (6)(8)(10)........       1.38           1.10
Met/Putnam Voyager Portfolio (6)(8).....       0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (8)(9)......................       0.00           0.77
FI Mid Cap Opportunities Portfolio
  (Class E) (6)(8)(10)..................       3.37           1.20
MetLife Mid Cap Stock Index
  Portfolio ............................       0.00           0.43
Harris Oakmark Focused Value
  Portfolio.............................       0.00           0.82


                                 FFA- 8

                                                                         C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES               A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value
  Portfolio (8)(9)......................      0.69         0.00         0.11             0.80
Janus Mid Cap Portfolio (8).............      0.69         0.00         0.06             0.75
State Street Research Aggressive Growth
  Portfolio (8)(9)......................      0.73         0.00         0.06             0.79
Loomis Sayles Small Cap
  Portfolio (8)(6)......................      0.90         0.00         0.07             0.97
Russell 2000(R) Index Portfolio ........      0.25         0.00         0.24             0.49
State Street Research Aurora
  Portfolio (8).........................      0.85         0.00         0.10             0.95
Franklin Templeton Small Cap Growth
  Portfolio (8)(6)......................      0.90         0.00         0.61             1.51
T. Rowe Price Small Cap Growth
  Portfolio (8).........................      0.52         0.00         0.09             0.61
Scudder Global Equity Portfolio (8).....      0.64         0.00         0.17             0.81
Morgan Stanley EAFE(R) Index
  Portfolio (6).........................      0.30         0.00         0.49             0.79
Putnam International Stock
  Portfolio (8).........................      0.90         0.00         0.22             1.12

                                                             D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
Neuberger Berman Partners Mid Cap Value
  Portfolio (8)(9)......................       0.00           0.80
Janus Mid Cap Portfolio (8).............       0.00           0.75
State Street Research Aggressive Growth
  Portfolio (8)(9)......................       0.00           0.79
Loomis Sayles Small Cap
  Portfolio (8)(6)......................       0.00           0.97
Russell 2000(R) Index Portfolio ........       0.00           0.49
State Street Research Aurora
  Portfolio (8).........................       0.00           0.95
Franklin Templeton Small Cap Growth
  Portfolio (8)(6)......................       0.36           1.15
T. Rowe Price Small Cap Growth
  Portfolio (8).........................       0.00           0.61
Scudder Global Equity Portfolio (8).....       0.00           0.81
Morgan Stanley EAFE(R) Index
  Portfolio (6).........................       0.04           0.75
Putnam International Stock
  Portfolio (8).........................       0.00           1.12


                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (7)........      0.70             0.21              0.91
Calvert Social Mid Cap Growth
  Portfolio (7)(11)..........................      0.90             0.29              1.19

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2002             D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (7)........       0.00           0.91
Calvert Social Mid Cap Growth
  Portfolio (7)(11)..........................       0.00           1.19

                                                                         B              A+B=C
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002            MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (13)           FEES        REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio...       0.43             0.11              0.54
Fidelity VIP Asset Manager Portfolio....              0.53             0.10              0.63
Fidelity VIP Equity-Income Portfolio (14)(15)...      0.48             0.09              0.57
Fidelity VIP Growth Portfolio (14)(15)...             0.58             0.09              0.67
Fidelity VIP Overseas Portfolio (14)(15)...           0.73             0.17              0.90

                                                                     C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES                 TOTAL EXPENSES
for fiscal year ending December 31, 2002                D            AFTER
(as a percentage of average net assets) (13)      REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
Fidelity VIP Investment Grade Bond Portfolio...        0.00           0.54
Fidelity VIP Asset Manager Portfolio....               0.00           0.63
Fidelity VIP Equity-Income Portfolio (14)(15)...       0.00           0.57
Fidelity VIP Growth Portfolio (14)(15)...              0.00           0.67
Fidelity VIP Overseas Portfolio (14)(15)...            0.00           0.90

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00         0.15             0.65
Lord Abbett Bond Debenture
  Portfolio (5)(12)........................     0.60      0.00         0.17             0.77
Janus Aggressive Growth
  Portfolio (5)(8)(9)(18)..................     0.80      0.00         0.62             1.42
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(9)(10).....................     0.75      0.15         0.85             1.75
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(9)(17).....................     0.75      0.00         0.45             1.20
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(9)(10)............................     0.90      0.15         1.18             2.23
PIMCO Innovation Portfolio (5)(9)..........     0.95      0.00         0.78             1.73
Harris Oakmark International Portfolio
  (Class E) (5)(9)(10)(16).................     0.85      0.15         1.42             2.42
MFS Research International Portfolio (5)...     0.80      0.00         1.06             1.86

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............       0.00           0.65
Lord Abbett Bond Debenture
  Portfolio (5)(12)........................       0.02           0.75
Janus Aggressive Growth
  Portfolio (5)(8)(9)(18)..................       0.52           0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(9)(10).....................       0.65           1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(9)(17).....................       0.25           0.95
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(9)(10)............................       1.03           1.20
PIMCO Innovation Portfolio (5)(9)..........       0.63           1.10
Harris Oakmark International Portfolio
  (Class E) (5)(9)(10)(16).................       1.07           1.35
MFS Research International Portfolio (5)...       0.76           1.10

                                         FFA- 9

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          A          B          OTHER        TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT   12b-1   EXPENSES BEFORE   BEFORE WAIVER/
(as a percentage of average net assets)        FEES      FEES     REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio
  (8)(10).................................     0.33      0.25         0.02              0.60
American Funds Growth Portfolio (8)(10)...     0.38      0.25         0.02              0.65
American Funds Global Small Capitalization
  Portfolio (8)(10).......................     0.80      0.25         0.04              1.09

                                                               D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES            E        TOTAL EXPENSES
for fiscal year ending December 31, 2002       WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)     REIMBURSEMENT  REIMBURSEMENT
------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio
  (8)(10).................................       0.00           0.60
American Funds Growth Portfolio (8)(10)...       0.00           0.65
American Funds Global Small Capitalization
  Portfolio (8)(10).......................       0.00           1.09



(9) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.



(11) "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.16% FOR CALVERT SOCIAL MID CAP GROWTH.



(12) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



(13) THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B -1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR OR FIDELITY DISTRIBUTORS CORP. PAYS METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.



(14) ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, BECAUSE THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.



(15) ACTUAL ANNUAL CLASS OPERATING EXPENSES WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE EXPENSE REDUCTIONS MAY BE DISCONTINUED AT ANY TIME.



(16) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



(17) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



(18) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                 FFA- 10

EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,127         $2,088         $3,034         $5,493
Minimum..................................................      $  684         $  790         $  923         $1,530



EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $566         $1,686         $2,792         $5,493
Minimum...................................................      $129         $  402         $  695         $1,530


                                        FFA- 11

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES




    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.


--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................      None
  Separate Account Early Withdrawal Charge (as a percentage
     of each purchase payment funding the withdrawal during
     the pay-in phase)......................................      None
  Exchange Fee..............................................      None
  Surrender Fee.............................................      None
  Account Reduction Loan Initiation Fee.....................    $75(1)
  Annual Account Reduction Loan Maintenance Fee (per
     loan)..................................................    $50(1)



(1) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



Annual Contract Fee (2).................................................................     None
Separate Account Charge (as a percentage of your average account value) (3)
  General Administrative Expenses Charge................................................     .20%
  Mortality and Expense Risk Charge.....................................................     .75%
  Total Separate Account Charge.............................  Maximum Guaranteed Charge:     .95%



(2) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN
    CIRCUMSTANCES.



(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE
    INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE
    ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Metropolitan Fund, Met Investors
  Fund, Calvert Fund, Fidelity VIP Funds and
  American Funds Operating Expenses for the fiscal
  year ending December 31, 2002 (expenses that are
  deducted from these Funds' assets include
  management fees, distribution fees (12b-1 fees)
  and other expenses).............................      .31%      4.57%
After Waiver and/or Reimbursement of
  Expenses (4)(5)(6)..............................      .31%      1.35%



(4) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO (CLASS E)        1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00
FI MID CAP OPPORTUNITIES PORTFOLIO (CLASS E)                     1.20


                                 FFA- 12

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



 (5) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.10% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO AND 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO). UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



 (6) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.


METROPOLITAN FUND ANNUAL EXPENSES
                                                                         C             A+B+C=D
                                                A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................      0.25         0.00         0.09             0.34
Salomon Brothers U.S. Government
  Portfolio.............................      0.55         0.00         0.15             0.70
State Street Research Bond Income
  Portfolio (7)(10).....................      0.40         0.00         0.11             0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio...............      0.65         0.00         0.20             0.85
State Street Research Diversified
  Portfolio (7)(8)......................      0.44         0.00         0.05             0.49
MetLife Stock Index Portfolio...........      0.25         0.00         0.06             0.31
MFS Investors Trust Portfolio (4)(8)....      0.75         0.00         0.59             1.34
MFS Research Managers
  Portfolio (4)(8)......................      0.75         0.00         0.39             1.14
State Street Research Investment Trust
  Portfolio (7)(8)......................      0.49         0.00         0.05             0.54
Davis Venture Value Portfolio (7)(8)....      0.75         0.00         0.05             0.80
FI Structured Equity Portfolio (Class
  E) (7)(8)(9)..........................      0.67         0.15         0.05             0.87
Harris Oakmark Large Cap Value
  Portfolio (7)(8)......................      0.75         0.00         0.08             0.83
State Street Research Large Cap Value
  Portfolio (Class E) (4)(7)(9).........      0.70         0.15         1.63             2.48
Met/Putnam Voyager Portfolio (4)(7).....      0.80         0.00         0.27             1.07
T. Rowe Price Large Cap Growth
  Portfolio (7)(8)......................      0.63         0.00         0.14             0.77
FI Mid Cap Opportunities Portfolio
  (Class E) (4)(7)(9)...................      0.80         0.15         3.62             4.57
MetLife Mid Cap Stock Index Portfolio...      0.25         0.00         0.18             0.43
Harris Oakmark Focused Value
  Portfolio.............................      0.75         0.00         0.07             0.82
Neuberger Berman Partners Mid Cap Value
  Portfolio (7)(8)......................      0.69         0.00         0.11             0.80
Janus Mid Cap Portfolio (7).............      0.69         0.00         0.06             0.75
State Street Research Aggressive Growth
  Portfolio (7)(8)......................      0.73         0.00         0.06             0.79
Loomis Sayles Small Cap Portfolio (7)...      0.90         0.00         0.07             0.97
Russell 2000(R) Index Portfolio.........      0.25         0.00         0.24             0.49

METROPOLITAN FUND ANNUAL EXPENSES
                                                             D-E=F
                                                E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................       0.00           0.34
Salomon Brothers U.S. Government
  Portfolio.............................       0.00           0.70
State Street Research Bond Income
  Portfolio (7)(10).....................       0.00           0.51
Salomon Brothers Strategic Bond
  Opportunities Portfolio...............       0.00           0.85
State Street Research Diversified
  Portfolio (7)(8)......................       0.00           0.49
MetLife Stock Index Portfolio...........       0.00           0.31
MFS Investors Trust Portfolio (4)(8)....       0.34           1.00
MFS Research Managers
  Portfolio (4)(8)......................       0.14           1.00
State Street Research Investment Trust
  Portfolio (7)(8)......................       0.00           0.54
Davis Venture Value Portfolio (7)(8)....       0.00           0.80
FI Structured Equity Portfolio (Class
  E) (7)(8)(9)..........................       0.00           0.87
Harris Oakmark Large Cap Value
  Portfolio (7)(8)......................       0.00           0.83
State Street Research Large Cap Value
  Portfolio (Class E) (4)(7)(9).........       1.38           1.10
Met/Putnam Voyager Portfolio (4)(7).....       0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (7)(8)......................       0.00           0.77
FI Mid Cap Opportunities Portfolio
  (Class E) (4)(7)(9)...................       3.37           1.20
MetLife Mid Cap Stock Index Portfolio...       0.00           0.43
Harris Oakmark Focused Value
  Portfolio.............................       0.00           0.82
Neuberger Berman Partners Mid Cap Value
  Portfolio (7)(8)......................       0.00           0.80
Janus Mid Cap Portfolio (7).............       0.00           0.75
State Street Research Aggressive Growth
  Portfolio (7)(8)......................       0.00           0.79
Loomis Sayles Small Cap Portfolio (7)...       0.00           0.97
Russell 2000(R) Index Portfolio.........       0.00           0.49


                                        FFA- 13

METROPOLITAN FUND ANNUAL EXPENSES
                                                                                    C             A+B+C=D
                                                           A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002               MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (continued)       FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
State Street Research Aurora Portfolio (7)...            0.85         0.00        0.10              0.95
Franklin Templeton Small Cap Growth
  Portfolio (4)(7)...                                    0.90         0.00        0.61              1.51
T. Rowe Price Small Cap Growth Portfolio (7)...          0.52         0.00        0.09              0.61
Scudder Global Equity Portfolio (7)...                   0.64         0.00        0.17              0.81
Morgan Stanley EAFE(R) Index Portfolio (4)...            0.30         0.00        0.49              0.79
Putnam International Stock Portfolio (7)...              0.90         0.00        0.22              1.12

METROPOLITAN FUND ANNUAL EXPENSES
                                                                        D-E=F
                                                           E        TOTAL EXPENSES
for fiscal year ending December 31, 2002                WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
State Street Research Aurora Portfolio (7)...            0.00            0.95
Franklin Templeton Small Cap Growth
  Portfolio (4)(7)...                                    0.36            1.15
T. Rowe Price Small Cap Growth Portfolio (7)...          0.00            0.61
Scudder Global Equity Portfolio (7)...                   0.00            0.81
Morgan Stanley EAFE(R) Index Portfolio (4)...            0.04            0.75
Putnam International Stock Portfolio (7)...              0.00            1.12


CALVERT FUND ANNUAL EXPENSES
                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (6)........      0.70             0.21              0.91
Calvert Social Mid Cap Growth
  Portfolio (6)(11)..........................      0.90             0.29              1.19

CALVERT FUND ANNUAL EXPENSES
                                                                  C-D=E
                                                              TOTAL EXPENSES
for fiscal year ending December 31, 2002             D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (6)........      0.00            0.91
Calvert Social Mid Cap Growth
  Portfolio (6)(11)..........................      0.00            1.19


FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                         B              A+B=C
                                                        A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002            MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)           FEES        REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio.....              0.20             0.09              0.29
Fidelity VIP Investment Grade Bond Portfolio...       0.43             0.11              0.54
Fidelity VIP Asset Manager Portfolio....              0.53             0.10              0.63
Fidelity VIP Equity-Income Portfolio (13)(14)...      0.48             0.09              0.57
Fidelity VIP Growth Portfolio (13)(14)...             0.58             0.09              0.67
Fidelity VIP Overseas Portfolio (13)(14)...           0.73             0.17              0.90

FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                     C-D=E
                                                                 TOTAL EXPENSES
for fiscal year ending December 31, 2002                D            AFTER
(as a percentage of average net assets) (12)      REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
Fidelity VIP Money Market Portfolio.....              0.00            0.29
Fidelity VIP Investment Grade Bond Portfolio...       0.00            0.54
Fidelity VIP Asset Manager Portfolio....              0.00            0.63
Fidelity VIP Equity-Income Portfolio (13)(14)...      0.00            0.57
Fidelity VIP Growth Portfolio (13)(14)...             0.00            0.67
Fidelity VIP Overseas Portfolio (13)(14)...           0.00            0.90

MET INVESTORS FUND ANNUAL EXPENSES
                                                                        C             A+B+C=D
                                                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...............     0.50      0.00        0.15              0.65
Lord Abbett Bond Debenture
  Portfolio (5)(10)........................     0.60      0.00        0.17              0.77
Janus Aggressive Growth Portfolio..........     0.80      0.00        0.62              1.42
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(9)......................     0.75      0.15        0.85              1.75
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(8)(16).....................     0.75      0.00        0.45              1.20
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(9).............................     0.90      0.15        1.18              2.23
PIMCO Innovation Portfolio (5)(8)..........     0.95      0.00        0.78              1.73
Harris Oakmark International Portfolio
  (Class E) (5)(8)(9)(15)..................     0.85      0.15        1.42              2.42
MFS Research International Portfolio (5)...     0.80      0.00        1.06              1.86

MET INVESTORS FUND ANNUAL EXPENSES
                                                                D-E=F
                                                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2002        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...............      0.00            0.65
Lord Abbett Bond Debenture
  Portfolio (5)(10)........................      0.02            0.75
Janus Aggressive Growth Portfolio..........      0.52            0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(9)......................      0.65            1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(8)(16).....................      0.25            0.95
Met/AIM Small Cap Growth Portfolio (Class
  E) (5)(8)(9).............................      1.03            1.20
PIMCO Innovation Portfolio (5)(8)..........      0.63            1.10
Harris Oakmark International Portfolio
  (Class E) (5)(8)(9)(15)..................      1.07            1.35
MFS Research International Portfolio (5)...      0.76            1.10

                                 FFA- 14

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES
                                                                         C             A+B+C=D
                                                A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (7)(9)......................      0.33         0.25         0.02             0.60
American Funds Growth
  Portfolio (7)(9)......................      0.38         0.25         0.02             0.65
American Funds Global Small
  Capitalization Portfolio (7)(9).......      0.80         0.25         0.04             1.09

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES
                                                             D-E=F
                                                E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (7)(9)......................       0.00           0.60
American Funds Growth
  Portfolio (7)(9)......................       0.00           0.65
American Funds Global Small
  Capitalization Portfolio (7)(9).......       0.00           1.09



 (7) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.



 (8) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



 (9) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.



(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



 (11) "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.16% FOR CALVERT SOCIAL MID CAP GROWTH.



(12) THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B-1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR OR FIDELITY DISTRIBUTORS CORP. PAYS METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.



(13) ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, BECAUSE THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.



(14) ACTUAL ANNUAL CLASS OPERATING EXPENSES WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION, THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME.



(15) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



(16) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



(17) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                        FFA- 15

EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



 -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



 --   reimbursement and/or waiver of expenses was not in effect;



 -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



 --   the underlying Portfolio earns a 5% annual return; and



 -- you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).



                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $566         $1,686         $2,792         $5,493
Minimum...................................................      $129         $  402         $  695         $1,530


                                 FFA- 16

 ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES

(For an accumulation unit outstanding throughout the period)



    These tables and bar charts show fluctuations in the Accumulation Unit Values for Enhanced Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (a)    YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Fidelity Money Market Division (d)................ 2002       $15.06           $15.17              0
                                                   2001        14.59            15.06              0
                                                   2000        13.86            14.59              0
                                                   1999        12.62            13.86              0
                                                   1998        12.24            12.62              0
                                                   1997        11.85            12.24              0
                                                   1996        11.46            11.85              0
                                                   1995        11.02            11.46              0
                                                   1994        10.72            11.02             12
                                                   1993        10.50            10.72            657


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Fidelity Investment Grade Bond Division........... 2002        19.54            21.36            498
                                                   2001        18.19            19.54            497
                                                   2000        16.51            18.19            371
                                                   1999        16.84            16.51            356
                                                   1998        15.62            16.84            339
                                                   1997        14.46            15.62            235
                                                   1996        14.15            14.46            165
                                                   1995        12.17            14.15             89
                                                   1994        12.77            12.17             24
                                                   1993        11.62            12.77              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value




[LUCY WITH STOCK TICKER GRAPHIC]
                                        FFA- 17

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Index Division
  (g)............................................. 2002       $11.62           $12.69            682
                                                   2001        10.92            11.62            628
                                                   2000         9.89            10.92            180
                                                   1999        10.12             9.89             99
                                                   1998        10.00            10.12              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


PIMCO Total Return Division 2001 (f).............. 2002        10.57            11.47            344
                                                   2001        10.00            10.57             53


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division (f)..... 2002        15.40            16.46            128
                                                   2001        14.56            15.40              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Bond Income Division (c).... 2002        40.68            43.61            436
                                                   2001        37.87            40.68            413
                                                   2000        34.38            37.87            348
                                                   1999        35.52            34.38            393
                                                   1998        32.77            35.52            387
                                                   1997        30.13            32.77            314
                                                   1996        29.36            30.13            272
                                                   1995        24.79            29.36            213
                                                   1994        25.83            24.79            155
                                                   1993        23.43            25.83            111


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value



Salomon Brothers Strategic Bond Opportunities
  Division (f).................................... 2002        16.56            17.99             31
                                                   2001        15.65            16.56              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                 FFA- 18

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Calvert Social Balanced Division.................. 2002       $23.01           $21.51          1,499
                                                   2001        24.97            23.01            356
                                                   2000        26.02            24.97            299
                                                   1999        23.40            26.02            286
                                                   1998        20.32            23.40            250
                                                   1997        17.08            20.32            225
                                                   1996        15.31            17.08            179
                                                   1995        11.91            15.31            129
                                                   1994        12.43            11.91             90
                                                   1993        11.62            12.43             66


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Fidelity Asset Manager Division................... 2002        23.75            21.47          1,237
                                                   2001        25.00            23.75          1,541
                                                   2000        26.27            25.00          1,455
                                                   1999        23.87            26.27          1,475
                                                   1998        20.94            23.87          1,439
                                                   1997        17.52            20.94          1,346
                                                   1996        15.44            17.52          1,118
                                                   1995        13.32            15.44          1,066
                                                   1994        14.32            13.32            728
                                                   1993        11.94            14.32            292


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Diversified Division........ 2002        39.79            33.95          1,092
                                                   2001        42.89            39.79          1,092
                                                   2000        42.85            42.89            918
                                                   1999        39.79            42.85            902
                                                   1998        33.57            39.79            710
                                                   1997        28.11            33.57            515
                                                   1996        24.78            28.11            365
                                                   1995        19.69            24.78            333
                                                   1994        20.51            19.69            241
                                                   1993        18.36            20.51            125


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value



                                        FFA- 19

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division (e)(h)........ 2002       $10.80           $10.84            174
                                                   2001        11.05            10.80            196
                                                   2000        11.26            11.05            156
                                                   1999         9.65            11.26            148
                                                   1998        10.53             9.65             89
                                                   1997        10.00            10.53             49


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


American Funds Growth -- Income Division (f)...... 2002        92.64            74.94             46
                                                   2001        91.20            92.64              6


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division...................... 2002        38.60            29.70          4,377
                                                   2001        44.36            38.60          4,277
                                                   2000        49.39            44.36          3,740
                                                   1999        41.28            49.39          3,697
                                                   1998        32.50            41.28          3,077
                                                   1997        24.83            32.50          2,504
                                                   1996        20.44            24.83          1,648
                                                   1995        15.07            20.44          1,062
                                                   1994        15.04            15.07            631
                                                   1993        13.86            15.04            507


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value



MFS Investors Trust Division (f).................. 2002         8.42             6.65             14
                                                   2001        10.11             8.42              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                 FFA- 20

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


MFS Research Managers Division (f)................ 2002      $  8.90          $  6.69              4
                                                   2001        11.36             8.90              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Investment Trust Division... 2002        68.31            49.99          1,086
                                                   2001        83.10            68.31            969
                                                   2000        89.41            83.10            880
                                                   1999        76.19            89.41            892
                                                   1998        60.00            76.19            803
                                                   1997        47.19            60.00            656
                                                   1996        38.99            47.19            436
                                                   1995        29.57            38.99            324
                                                   1994        30.85            29.57            197
                                                   1993        27.22            30.85            123


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Davis Venture Value Division (b).................. 2002        27.60            22.86            115
                                                   2001        31.36            27.60             54
                                                   2000        30.70            31.36              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI Structured Equity Division (i)................. 2002        23.69            19.59              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                        FFA- 21

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Fidelity Equity-Income Division................... 2002      $ 35.86          $ 29.50          2,137
                                                   2001        38.09            35.86          2,545
                                                   2000        35.46            38.09          2,428
                                                   1999        33.67            35.46          2,717
                                                   1998        30.45            33.67          2,790
                                                   1997        23.99            30.45          2,476
                                                   1996        21.19            23.99          1,775
                                                   1995        15.84            21.19          1,200
                                                   1994        15.02            15.84            513
                                                   1993        12.83            15.02            195


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value




Harris Oakmark Large Cap Value Division (g)....... 2002        11.70             9.95            618
                                                   2001         9.98            11.70            459
                                                   2000         8.96             9.98            100
                                                   1999         9.72             8.96             54
                                                   1998        10.00             9.72              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value




State Street Research Large Cap Value Division
  (i)............................................. 2002        10.00             7.95              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


American Funds Growth Division (f)................ 2002       124.56            93.21             39
                                                   2001       153.64           124.56              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                 FFA- 22

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Fidelity Growth Division.......................... 2002       $39.65           $27.45          2,699
                                                   2001        48.61            39.65          3,191
                                                   2000        55.12            48.61          3,041
                                                   1999        40.49            55.12          2,921
                                                   1998        29.30            40.49          2,484
                                                   1997        23.95            29.30          2,249
                                                   1996        21.08            23.95          1,757
                                                   1995        15.72            21.08          1,218
                                                   1994        15.87            15.72            641
                                                   1993        13.43            15.87            290


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value




Janus Growth Division (f)(i)...................... 2002         7.77             5.34             59
                                                   2001        10.00             7.77             34


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/Putnam Voyager Division (b)................... 2002         4.97             3.50            164
                                                   2001         7.25             4.97            103
                                                   2000         9.82             7.25             23


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (g)....... 2002        11.73             8.92            430
                                                   2001        13.14            11.73            458
                                                   2000        13.33            13.14            286
                                                   1999        11.01            13.33             71
                                                   1998        10.00            11.01              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (i)............. 2002        10.00             8.14              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                        FFA- 23

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Met/AIM Mid Cap Core Equity Division (i).......... 2002       $11.43          $  9.74              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (b).......... 2002        10.41             8.78            435
                                                   2001        10.64            10.41            219
                                                   2000        10.00            10.64             72


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (f)......... 2002        27.50            24.83            222
                                                   2001        21.87            27.50             65


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division
  (g)............................................. 2002        15.34            13.73            434
                                                   2001        15.88            15.34            353
                                                   2000        12.50            15.88            242
                                                   1999        10.73            12.50             61
                                                   1998        10.00            10.73              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Calvert Social Mid Cap Growth Division............ 2002        26.95            19.16            245
                                                   2001        30.98            26.95            284
                                                   2000        28.04            30.98            234
                                                   1999        26.46            28.04            143
                                                   1998        20.58            26.46            127
                                                   1997        16.81            20.58             80
                                                   1996        15.80            16.81             57
                                                   1995        11.43            15.80             18
                                                   1994        12.81            11.43              2
                                                   1993        12.03            12.81              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value



                                 FFA- 24

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Janus Mid Cap Division (e)........................ 2002       $16.14           $11.36          2,936
                                                   2001        26.00            16.14          3,246
                                                   2000        38.18            26.00          2,844
                                                   1999        17.29            38.18          1,964
                                                   1998        12.72            17.29            523
                                                   1997        10.00            12.72            167


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division........................................ 2002        39.05            27.57          1,594
                                                   2001        51.71            39.05          1,667
                                                   2000        56.52            51.71          1,542
                                                   1999        42.82            56.52          1,462
                                                   1998        38.02            42.82          1,533
                                                   1997        35.98            38.02          1,572
                                                   1996        33.72            35.98          1,396
                                                   1995        26.29            33.72            997
                                                   1994        27.05            26.29            625
                                                   1993        22.26            27.05            358


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value




T. Rowe Price Mid-Cap Growth Division (f)......... 2002         8.44             4.68             56
                                                   2001        10.00             8.44             12


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Loomis Sayles Small Cap Division (b).............. 2002        23.52            18.27             49
                                                   2001        26.04            23.52             29
                                                   2000        26.26            26.04              9


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                        FFA- 25

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Russell 2000(R) Index Division (g)................ 2002       $12.19           $ 9.61            565
                                                   2001        12.20            12.19            521
                                                   2000        12.81            12.20            285
                                                   1999        10.53            12.81            130
                                                   1998        10.00            10.53              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aurora Division (b)......... 2002        14.09            10.98            621
                                                   2001        12.27            14.09            251
                                                   2000        10.00            12.27             20


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
  (f)............................................. 2002         8.82             6.31             38
                                                   2001        10.00             8.82             10


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (i)............. 2002        11.27             8.54              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (e)....... 2002        12.43             9.03          1,139
                                                   2001        13.79            12.43          1,174
                                                   2000        15.32            13.79            959
                                                   1999        12.08            15.32            663
                                                   1998        11.79            12.08            657
                                                   1997        10.00            11.79            279


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                 FFA- 26

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


PIMCO Innovation Division (f)..................... 2002       $ 7.46           $ 3.65             41
                                                   2001        10.00             7.46             11


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Scudder Global Equity Division (e)................ 2002        12.55            10.44            544
                                                   2001        15.10            12.55            602
                                                   2000        15.49            15.10            481
                                                   1999        12.49            15.49            361
                                                   1998        10.88            12.49            256
                                                   1997        10.00            10.88            120

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Harris Oakmark International Division (i)......... 2002        10.63             8.89              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Fidelity Overseas Division........................ 2002        17.54            13.85            757
                                                   2001        22.47            17.54            894
                                                   2000        28.04            22.47            867
                                                   1999        19.85            28.04            724
                                                   1998        17.77            19.85            656
                                                   1997        16.08            17.77            647
                                                   1996        14.34            16.08            397
                                                   1995        13.20            14.34            197
                                                   1994        13.10            13.20             93
                                                   1993         9.63            13.10             27


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MFS Research International Division (f)........... 2002         8.75             7.67             17
                                                   2001        10.00             8.75              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


                                        FFA- 27

(For an accumulation unit outstanding throughout the period)


----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------


Morgan Stanley EAFE(R) Index Division (g)......... 2002       $ 8.77           $ 7.25            596
                                                   2001        11.32             8.77            494
                                                   2000        13.36            11.32            194
                                                   1999        10.80            13.36             80
                                                   1998        10.00            10.80              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Putnam International Stock Division............... 2002        13.28            10.85            949
                                                   2001        16.88            13.28            848
                                                   2000        18.96            16.88            777
                                                   1999        16.43            18.96            818
                                                   1998        13.54            16.43            837
                                                   1997        13.99            13.54            853
                                                   1996        14.38            13.99            868
                                                   1995        14.40            14.38            814
                                                   1994        13.84            14.40            558
                                                   1993         9.45            13.84            191


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (h).................................... 2002        13.78            11.05             29
                                                   2001        15.96            13.78              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


----------------------------------------


(a)Not all investment divisions are offered under the various Enhanced Deferred Annuities.


(b)Inception Date: July 5, 2000.


(c)The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.


(d)No longer offered under the Enhanced Deferred Annuities.


(e)Inception Date: March 3, 1997.


(f)Inception Date: May 1, 2001.


(g)Inception Date: November 9, 1998.


(h)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.


(i)Inception Date: May 1, 2002.


(k)The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.


                                 FFA- 28

 FINANCIAL FREEDOM DEFERRED ANNUITIES
(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements, or other reports (such as the annual report).


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Money Market Division................... 2002      $ 15.06         $ 15.17            867
                                                  2001        14.59           15.06          1,117
                                                  2000        13.86           14.59          1,119
                                                  1999        12.62           13.86            761
                                                  1998        12.24           12.62            148
                                                  1997        11.85           12.24             81
                                                  1996        11.46           11.85            101
                                                  1995        11.02           11.46             41
                                                  1994        10.72           11.02             26
                                                  1993        10.50           10.72             19


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value

Fidelity Investment Grade Bond Division.......... 2002        19.54           21.36            498
                                                  2001        18.19           19.54            399
                                                  2000        16.51           18.19            245
                                                  1999        16.84           16.51            218
                                                  1998        15.62           16.84            218
                                                  1997        14.46           15.62            170
                                                  1996        14.15           14.46            133
                                                  1995        12.17           14.15            115
                                                  1994        12.77           12.17             72
                                                  1993        11.62           12.77             46


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value



[LUCY WITH STOCK TICKER GRAPHIC]
                                        FFA- 29

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division
  (e)............................................ 2002      $ 11.62         $ 12.69            682
                                                  2001        10.92           11.62             82
                                                  2000         9.89           10.92             26
                                                  1999        10.12            9.89              3
                                                  1998        10.00           10.12              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


PIMCO Total Return Division (f).................. 2002        10.57           11.47            344
                                                  2001        10.00           10.57             14


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division (f).... 2002        15.40           16.46            128
                                                  2001        14.56           15.40             19


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


State Street Research Bond Income Division
  (a)(b)......................................... 2002        40.64           43.61            436
                                                  2001        37.87           40.64             52
                                                  2000        34.38           37.87             22
                                                  1999        35.52           34.38             20
                                                  1998        32.77           35.52             24
                                                  1997        30.13           32.77              5
                                                  1996        29.36           30.13              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (f)................................... 2002        16.56           17.99             31
                                                  2001        15.65           16.56              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                 FFA- 30

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


Calvert Social Balanced Division................. 2002      $ 23.05         $ 21.51          1,499
                                                  2001        25.01           23.05            267
                                                  2000        26.06           25.01            238
                                                  1999        23.44           26.06            222
                                                  1998        20.35           23.44            183
                                                  1997        17.11           20.35            162
                                                  1996        15.34           17.11            120
                                                  1995        11.93           15.34             82
                                                  1994        12.45           11.93             56
                                                  1993        11.63           12.45             35


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Fidelity Asset Manager Division.................. 2002        23.75           21.47          1,237
                                                  2001        25.00           23.75            801
                                                  2000        26.27           25.00            787
                                                  1999        23.87           26.27            812
                                                  1998        20.94           23.87            815
                                                  1997        17.52           20.94            816
                                                  1996        15.44           17.52            742
                                                  1995        13.32           15.44            600
                                                  1994        14.32           13.32            511
                                                  1993        11.94           14.32            309


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


State Street Research Diversified Division (a)... 2002        39.79           33.95          1,092
                                                  2001        42.89           39.79             76
                                                  2000        42.85           42.89             65
                                                  1999        39.79           42.85             59
                                                  1998        33.57           39.79             48
                                                  1997        28.11           33.57             20
                                                  1996        24.78           28.11              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value



                                        FFA- 31

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division (f)(g)....... 2002      $ 10.80         $ 10.84            174
                                                  2001        11.05           10.80             65
                                                  2000        11.26           11.05             53
                                                  1999         9.65           11.26             50
                                                  1998        10.53            9.65             37
                                                  1997        10.00           10.53              8


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


American Funds Growth -- Income Division (f)..... 2002        92.64           74.94             46
                                                  2001        91.20           92.64              5


[GRAPHIC OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


MetLife Stock Index Division..................... 2002        32.93           29.70          4,377
                                                  2001        37.84           32.93          1,515
                                                  2000        42.13           37.84          1,251
                                                  1999        35.21           42.13          1,245
                                                  1998        27.72           35.21            942
                                                  1997        21.18           27.72            799
                                                  1996        17.43           21.18            514
                                                  1995        12.86           17.43            310
                                                  1994        12.83           12.86            226
                                                  1993        11.82           12.83            150


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


MFS Investors Trust Division (f)................. 2002         8.42            6.65             14
                                                  2001        10.11            8.42              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                 FFA- 32

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


MFS Research Managers Division (f)............... 2002      $  8.90         $  6.69              4
                                                  2001        11.36            8.90              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


State Street Research Investment Trust Division
  (a)............................................ 2002        68.31           49.99          1,086
                                                  2001        83.10           68.31             79
                                                  2000        89.41           83.10             67
                                                  1999        76.19           89.41             65
                                                  1998        60.00           76.19             56
                                                  1997        47.19           60.00             32
                                                  1996        38.99           47.19              0


[GRAPH OF GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

           Year End Accumulation Unit Value


Davis Venture Value Division (e)................. 2002        27.60           22.86            115
                                                  2001        31.36           27.60             29
                                                  2000        30.70           31.36             11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value

FI Structured Equity Division (h)................ 2002        23.69           19.59              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                        FFA- 33

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division.................. 2002      $ 35.86         $ 29.50          2,137
                                                  2001        38.09           35.86          1,330
                                                  2000        35.46           38.09          1,019
                                                  1999        33.67           35.46          1,036
                                                  1998        30.45           33.67            963
                                                  1997        23.99           30.45            906
                                                  1996        21.19           23.99            659
                                                  1995        15.84           21.19            445
                                                  1994        15.02           15.84            270
                                                  1993        12.83           15.02            165


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division (d)...... 2002        11.70            9.95            618
                                                  2001         9.98           11.70            103
                                                  2000         8.96            9.98             15
                                                  1999         9.72            8.96              6
                                                  1998        10.00            9.72              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value

State Street Research Large Cap Value Division
  (h)............................................ 2002        10.00            7.95              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


American Funds Growth Division (f)............... 2002       124.56           93.21             39
                                                  2001       153.64          124.56              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                 FFA- 34

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Growth Division......................... 2002       $39.65          $27.45          2,699
                                                  2001        48.61           39.65          1,859
                                                  2000        55.12           48.61          1,636
                                                  1999        40.49           55.12          1,554
                                                  1998        29.30           40.49          1,363
                                                  1997        23.95           29.30          1,317
                                                  1996        21.08           23.95          1,058
                                                  1995        15.72           21.08            762
                                                  1994        15.87           15.72            508
                                                  1993        13.43           15.87            317


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Janus Growth Division (f)(i)..................... 2002         7.77            5.34             59
                                                  2001        10.00            7.77             18


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Met/Putnam Voyager Division (e).................. 2002         4.97            3.50            164
                                                  2001         7.25            4.97             41
                                                  2000         9.82            7.25             14


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (d)...... 2002        11.73            8.92           4.30
                                                  2001        13.14           11.73            115
                                                  2000        13.33           13.14             82
                                                  1999        11.01           13.33             16
                                                  1998        10.00           11.01              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (h)............ 2002        10.00            8.14              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                        FFA- 35

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


Met/AIM Mid Cap Core Equity Division (h)......... 2002       $11.43          $ 9.74              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (e)......... 2002        10.41            8.78            435
                                                  2001        10.64           10.41             59
                                                  2000        10.00           10.64             19

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (f)........ 2002        27.50           24.83            222
                                                  2001        21.87           27.50             24


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Neuberger Berman Partners Mid Cap Value Division
  (d)............................................ 2002        15.34           13.73            434
                                                  2001        15.88           15.34            106
                                                  2000        12.50           15.88             55
                                                  1999        10.73           12.50             10
                                                  1998        10.00           10.73              0

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Calvert Social Mid Cap Growth Division........... 2002        26.95           19.16            245
                                                  2001        30.98           26.95            218
                                                  2000        28.04           30.98            160
                                                  1999        26.46           28.04            145
                                                  1998        20.58           26.46            133
                                                  1997        16.81           20.58            118
                                                  1996        15.80           16.81            108
                                                  1995        11.43           15.80             62
                                                  1994        12.81           11.43             44
                                                  1993        12.03           12.81             29


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value



                                 FFA- 36

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


Janus Mid Cap Division (c)....................... 2002       $16.14          $11.36          2,936
                                                  2001        26.00           16.14          1,304
                                                  2000        38.18           26.00            719
                                                  1999        17.29           38.18            450
                                                  1998        12.72           17.29            140
                                                  1997        10.00           12.72             52


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


State Street Research Aggressive Growth Division
  (a)............................................ 2002        39.05           27.57          1,594
                                                  2001        51.71           39.05             67
                                                  2000        56.52           51.71             45
                                                  1999        42.82           56.52             24
                                                  1998        38.02           42.82             22
                                                  1997        35.98           38.02             14
                                                  1996        33.72           35.98              3


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (f)........ 2002         8.44            4.68             56
                                                  2001        10.00            8.44             28


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Loomis Sayles Small Cap Division (e)............. 2002        23.52           18.27             49
                                                  2001        26.04           23.52             11
                                                  2000        26.26           26.04              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Russell 2000(R) Index Division (d)............... 2002        12.19            9.61            565
                                                  2001        12.20           12.19            132
                                                  2000        12.81           12.20             75
                                                  1999        10.53           12.81             30
                                                  1998        10.00           10.53              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                        FFA- 37

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


State Street Research Aurora Division (e)........ 2002       $14.09          $10.98            621
                                                  2001        12.27           14.09            102
                                                  2000        10.00           12.27             19


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
  (f)............................................ 2002         8.82            6.31             38
                                                  2001        10.00            8.82              9


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (h)............ 2002        11.27            8.54              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division (c)...... 2002        12.43            9.03          1,139
                                                  2001        13.79           12.43            602
                                                  2000        15.32           13.79            425
                                                  1999        12.08           15.32            317
                                                  1998        11.79           12.08            242
                                                  1997        10.00           11.79            108


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


PIMCO Innovation Division (f).................... 2002         7.46            3.65             41
                                                  2001        10.00            7.46              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Scudder Global Equity Division (c)............... 2002        12.55           10.44            544
                                                  2001        15.10           12.55            316
                                                  2000        15.49           15.10            212
                                                  1999        12.49           15.49            178
                                                  1998        10.88           12.49            146
                                                  1997        10.00           10.88             56


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                 FFA- 38

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


Harris Oakmark International Division (h)........ 2002       $10.63          $ 8.89              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Fidelity Overseas Division....................... 2002        17.54           13.85            757
                                                  2001        22.47           17.54            577
                                                  2000        28.04           22.47            560
                                                  1999        19.85           28.04            513
                                                  1998        17.77           19.85            486
                                                  1997        16.08           17.77            508
                                                  1996        14.34           16.08            365
                                                  1995        13.20           14.34            259
                                                  1994        13.10           13.20            197
                                                  1993         9.63           13.10             98


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


MFS Research International Division (f).......... 2002         8.75            7.67             17
                                                  2001        10.00            8.75              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (d)........ 2002         8.77            7.25            596
                                                  2001        11.32            8.77             68
                                                  2000        13.36           11.32             44
                                                  1999        10.80           13.36             11
                                                  1998        10.00           10.80              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


                                        FFA- 39

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------


Putnam International Stock Division (a).......... 2002      $ 13.28         $ 10.85            949
                                                  2001        16.88           13.28             52
                                                  2000        18.96           16.88             36
                                                  1999        16.43           18.96             24
                                                  1998        13.54           16.43             22
                                                  1997        13.99           13.54             10
                                                  1996        14.38           13.99              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division (f)................................... 2002        13.78           11.05             29
                                                  2001        15.96           13.78              4


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

           Year End Accumulation Unit Value


----------------------------------------


(a)Inception Date: May 1, 1996.


(b)The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.


(c)Inception Date: March 3, 1997.


(d)Inception Date: November 9, 1998.


(e)Inception Date: July 5, 2000.


(f)Inception Date: May 1, 2001.


(g)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.


(h)Inception Date: May 1, 2002.


(i)The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.


                                 FFA- 40

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

[SNOOPY AND WOODSTOCK]
                                                                         FFA- 41

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
FFA- 42

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2, and the following Portfolios: FI Structured Equity, FI Mid Cap Opportunities, State Street Research Large Cap Value, Harris Oakmark International (formerly State Street Research Concentrated International), Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth, which are all Class E.


The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                         FFA- 43

 Fidelity Money Market Portfolio
 Fidelity Investment Grade Bond Portfolio
 Lehman Brothers(R) Aggregate Bond
  Index Portfolio
 PIMCO Total Return Portfolio
 Salomon Brothers U.S. Government
  Portfolio
 State Street Research Bond Income
  Portfolio
 Salomon Brothers Strategic Bond
  Opportunities Portfolio
 Calvert Social Balanced Portfolio
 Fidelity Asset Manager Portfolio
 State Street Research Diversified
  Portfolio
 Lord Abbett Bond Debenture Portfolio
 American Funds Growth-Income Portfolio
 MetLife Stock Index Portfolio
 MFS Investors Trust Portfolio
 MFS Research Managers Portfolio
 State Street Research Investment Trust
  Portfolio
 Davis Venture Value Portfolio
 FI Structured Equity Portfolio
 Fidelity Equity-Income Portfolio
 Harris Oakmark Large Cap Value
  Portfolio
 State Street Research Large Cap Value
  Portfolio
 American Funds Growth Portfolio
 Fidelity Growth Portfolio

 Janus Aggressive Growth Portfolio


 Met/Putnam Voyager Portfolio

 T. Rowe Price Large Cap Growth
  Portfolio

 FI Mid Cap Opportunities Portfolio

 Met/AIM Mid Cap Core Equity Portfolio
 MetLife Mid Cap Stock Index Portfolio
 Harris Oakmark Focused Value Portfolio
 Neuberger Berman Partners Mid Cap
  Value Portfolio
 Calvert Social Mid Cap Growth Portfolio
 Janus Mid Cap Portfolio
 State Street Research Aggressive Growth
  Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 Loomis Sayles Small Cap Portfolio
 Russell 2000(R) Index Portfolio
 State Street Research Aurora Portfolio
 Franklin Templeton Small Cap Growth
  Portfolio
 Met/AIM Small Cap Growth Portfolio
 T. Rowe Price Small Cap Growth
  Portfolio
 PIMCO Innovation Portfolio
 Scudder Global Equity Portfolio

 Harris Oakmark International Portfolio

 Fidelity Overseas Portfolio
 MFS Research International Portfolio
 Morgan Stanley EAFE(R) Index Portfolio
 Putnam International Stock Portfolio

 American Funds Global Small

  Capitalization Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:
* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.

                                        [SNOOPY READING MENU GRAPHIC]
FFA- 44

*   Some of the investment divisions are not approved in your state.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP Funds and American Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.



The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Harris Oakmark International (formerly, State Street Research Concentrated International), the Janus Mid Cap, Harris Oakmark Focused Value, Calvert Social Balanced and Calvert Social Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses and SAIs.


                                                                         FFA- 45

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.


DEFERRED ANNUITIES

This Prospectus describes the following kinds of Deferred Annuities under which you can accumulate money:

Financial Freedom         Enhanced Preference
Account:                  Plus Account:
* TSA (Tax Sheltered      * TSA (Tax Sheltered
  Annuity)                  Annuity)
* 403(a) (Qualified       * 403(a) (Qualified
  annuity plans under       annuity plans under
  sec.403(a))               sec.403(a))
* Non-Qualified (for      * PEDC (Public Employee
  certain deferred          Deferred Compensation)
  arrangements and        * Traditional IRA
  plans)                    (Individual Retirement
                            Annuities)
                          * Non-Qualified
                          * Non-Qualified (for
                            certain deferred
                            arrangements and
                            plans)

[LINUS BUILDING SAND CASTLE]

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
FFA- 46

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. Say you choose the MetLife Stock Index Division. If over

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.

[SAFE GRAPHIC]

[SCALE GRAPHIC]
                                                                         FFA- 47
the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

                                                             [PIE CHART GRAPHIC]
                                                                 [GLOBE GRAPHIC]
                                                            [HOUR GLASS GRAPHIC]
            You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
FFA- 48

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.


* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.



* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).


*   A withdrawal based on your leaving your job.

* Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

*   For TSA and 403(a) Deferred Annuities if you should leave your job.

                                                                         FFA- 49

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

                                                             [WOODSTOCK GRAPHIC]

                                                           [GIRL ADDING GRAPHIC]
FFA- 50

TRANSFERS
You may make tax-free transfers between investment divisions orbetween the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance fromthe Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

You may transfer money within your contract. You will not incur current taxes on your earnings.

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

[CHARLIE BROWN IN MONEY JAR GRAPHIC]
                                                                         FFA- 51

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


ACCOUNT REDUCTION LOANS



In the future, we anticipate administering loan programs made available through plans or group arrangements on an account reduction basis. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents.


SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2.


     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. For the Enhanced TSA and Financial Freedom TSA and
        403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and
                          403(a) Deferred Annuities before you reach age 59 1/2.


FFA- 52

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.


CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is


If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.


[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
                                                                         FFA- 53
exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


Although, early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.


Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.


ACCOUNT REDUCTION LOAN FEES



In the future, we anticipate making available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there will be a $75 account reduction loan initiation fee. This fee will be paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee will be taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and will be paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.



Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


FFA- 54

CHARGES

There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations."These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

                           [WOODSTOCK TYPING GRAPHIC]
                                                                         FFA- 55

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the states where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago. For Financial Freedom and certain
Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
FFA- 56

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                       DURING PURCHASE PAYMENT YEAR
                            ---------------------------------------------------
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your

                    [FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
                                                                         FFA- 57
    withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy
    Section 72(t) requirements under the Internal Revenue Code.


* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

  CONTRACT
    YEAR
   1*        2    3        4         5
   20%      25%  33 1/3%  50%    remainder
  * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*   If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.

     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10

FFA- 58
          consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)


* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY


If you transferred money from certain eligible MetLife contracts intoa Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


*   Amounts transferred before January 1, 1996:

    We credit your transferred amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract.

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Amounts transferred on or after January 1, 1996:


     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the

[WOODSTOCK GRAPHIC]
                                                                         FFA- 59
          withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred Annuities:

*   Enhanced TSA

*   Enhanced Non-Qualified

*   Enhanced 403(a)

*   Enhanced Traditional IRA

*   Financial Freedom TSA

                                                          [GIRL READING GRAPHIC]
FFA- 60

*   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

*   Non-Qualified Deferred Annuity for

     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31

                                                                         FFA- 61
following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states.

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;


*   A fixed dollar payment or a variable payment; and


*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.

   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

FFA- 62

Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:           Enhanced Preference Plus Account:
*  TSA                               *  TSA
*  403(a)                            *  403(a)
*  Non-Qualified (for certain        *  PEDC
deferred arrangements and            *  Traditional IRA
plans)                               *  Non-Qualified
                                     *  Non-Qualified (for certain
                                     deferred arrangements and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks.


[SNOOPY SUNBATHING GRAPHIC]
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

                                                                         FFA- 63

We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

                     Many times the Owner and the Annuitant are the same person. When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;


- The growth potential of other investments; and


- How long you would like your income to last.
FFA- 64

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount

[SNOOPY ON BEACH GRAPHIC]
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
                                                                         FFA- 65
used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and


                 The AIR is stated in your contract and may range from 3% to 6%. FFA- 66 expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS

You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfers in good order will be processed our next business day.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.


INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

[WOODSTOCK AND MONEY]

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

                                                                         FFA- 67

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in the Appendix.


We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase

                                                          [LUCY READING GRAPHIC]
  You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

FFA- 68
payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*   On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary

Generally, your requests including subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.


                      [CHARLIE BROWN WITH LETTER GRAPHIC]
                                                                         FFA- 69
reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or by your employer. Likewise in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
   You may authorize your sales representative to make telephone transactions on your behalf. You must complete the form and we must agree. FFA- 70 transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the

                                                                         FFA- 71
amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.


VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/ Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered


                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
FFA- 72
under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


Past performance is no guarantee of future results.



Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


                                                                         FFA- 73

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


FFA- 74

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES
All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

                          [SNOOPY METLIFE REP GRAPHIC]

                                                                         FFA- 75

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .20% of the total Account Balances of the Deferred Annuities, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of
1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

FFA- 76

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the

                                                                         FFA- 77
amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
             1     2     3     4     5     6     7    8 & Beyond
   Year      -     -     -     -     -     -     -    ----------
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change on a regular basis. You should consult your own tax adviser about your own circumstances. You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred or Income Annuity, withdrawals, income payments and other transactions under your Deferred and Income Annuities satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation or change in such designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax or other taxes, consequences including estate tax, gift tax and generation skipping transfer tax that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

This section applies to TSA, 403(a), Non-Qualified, Traditional IRA and PEDC. It does not apply to Non-Qualified Deferred Annuities for sec.451, sec.457(f) or sec.457(e)(11) plans.

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving

                                                            [PIGGY BANK GRAPHIC]

      Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.
FFA- 78
for retirement is and has provided special rules in the Internal Revenue Code
(Code).


The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:


* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.

PURCHASE PAYMENTS

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


Purchase payments to TSA, 403(a), and PEDC contracts are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities. These purchase payments do not reduce your taxable income or give you a tax deduction. There are different annual purchase payment limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.


Purchase payments to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Whether you can make deductible purchase payments to your Traditional IRA depends on your personal situation. Your contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount reported as income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. For withdrawal from PEDC annuities, you may not elect not to withhold. The amount we withhold is determined by the Code. For withdrawals from a TSA, 403(a) or

                                                                         FFA- 79
governmental PEDC annuity, please see the 20% mandatory withholding discussion.

WITHDRAWALS AND INCOME PAYMENTS FOR IRAS, TSAS, AND 403(a) CONTRACTS

Withdrawals and income payments are included in income except for that portion that represents a return of non-deductible purchase payments.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, TSAS AND 403(a) CONTRACTS

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or;

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.


REQUIREMENT FOR AFTER-DEATH DISTRIBUTIONS FOR IRA, TSA AND 403(a) CONTRACTS

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.


For IRAs, if your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

FFA- 80

WITHDRAWALS BEFORE AGE 59 1/2 (EXCEPT PEDC)


If you receive a taxable distribution from your Deferred Annuity before you reach age 59 1/2 this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. For annuities purchased under 457(b) plans of governmental employers, the 10% penalty tax will apply with respect to withdrawals attributable to rollovers from IRAs, TSAs, 403(a) or 401(a) plans.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                             Type of Contract
                                            --------------------------------------------------
                                              Non-            Trad.
                                            Qualified          IRA          TSA         403(a)
                                            ---------         -----         ---         ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                                 x              x            x(1)         x
After you die                                     x              x            x            x
After you become totally disabled (as
defined in the Code)                              x              x            x            x
After separation from service if you
are over age 55 at time of separation.                                        x            x
To pay deductible medical expenses                               x            x            x
To pay medical insurance premiums if
you are unemployed                                               x
To pay for qualified higher education
expenses, or                                                     x
For qualified first time home purchases
up to $10,000                                                    x
After December 31, 1999, for IRS levies                          x            x            x
Under certain income annuities providing
for substantially equal payments over the
"payout" period                                   x
(1) You must also be separated from service.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning


[SNOOPY WITH TAX BILL GRAPHIC]
You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
                                                                         FFA- 81

SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.



Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


MANDATORY 20% WITHHOLDING [FOR TSA AND 403(a) AND GOVERNMENTAL PEDC]

For TSA, 403(a) and governmental PEDC Deferred Annuities, we are required to withhold 20% of your taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

An "eligible rollover distribution" is any amount you receive from your TSA or 403(a) Deferred Annuity. It does not include distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amount is determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

TSA

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

FFA- 82

WITHDRAWALS

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

*   Is directly transferred to other 403(b) arrangements;

*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you leave your job, after you die, or become disabled (as defined by Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS


If your TSA annuity permits contract loans, such loans will be made only from any Fixed Interest Account balance. In that case, we credit your Fixed Interest Account balance up to certain limits, up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



Your contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.


403(a)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

TRADITIONAL IRA ANNUITIES

Generally, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax

                              [CONFERENCE GRAPHIC]

                                                                         FFA- 83
purchase payments will be taxable when distributed from the Deferred Annuity.

* Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA or certain qualified retirement plans, without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

PURCHASE PAYMENTS

Generally:


* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($3,000 for 2003-2004). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.


* Beginning 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

*   Purchase payments in excess of this amount may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).


* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


                    In some cases, your purchase payments may be tax deductible.

  For individuals under 50, your total purchase payments to all your Traditional and Roth IRAs for 2003 may not exceed the lesser of $3,000 or 100% of your compensation, as defined by the Code.

FFA- 84

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs.

NON-QUALIFIED ANNUITIES

GENERAL

* Purchase payments made to Non-Qualified annuities are applied on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the Deferred Annuity.

* Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the Internal Revenue Service could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified annuity, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations


You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity.

After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
                                                                         FFA- 85
and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.


* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.


* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION


In order for your Non-Qualified annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.


CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


* Possible taxation of transfers between investment divisions or a transfer from an investment division to the Fixed Income Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.


PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

FFA- 86

PARTIAL AND FULL WITHDRAWALS


Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a withdrawal as:


*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).


* This rule does not apply to payments made pursuant to an income pay-out option under your contract.


* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS


Different tax rules apply to payments made generally pursuant to an Income Annuity or pay-out option under your Deferred Annuity. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:


*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

* The IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.

* Payments in the nature of a refund of purchase payments made to your estate or beneficiary after your death are generally taxable to the recipient in the same manner as a full withdrawal.


The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum


                              [WOODSTOCK GRAPHIC]

                                                                         FFA- 87
withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die before the annuity starting date as defined under the income tax regulations, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.



If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the Contract.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.


After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


NON-QUALIFIED ANNUITY FOR SEC.457(f) DEFERRED COMPENSATION PLANS.

These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt organizations. In this arrangement the tax exempt entity (e.g., a hospital) contributes your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified

FFA- 88
annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.


When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the IRS and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.457(f) deferred compensation plan should consult with their own tax advisors regarding the major Federal tax issues under sec.457.


NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED FEE ARRANGEMENTS.

Under sec.451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of sec.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax

[SNOOPY GRAPHIC]
                                                                         FFA- 89
consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.


Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.


NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED COMPENSATION PLANS.

Under a sec.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

A sec.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, sec.451 rather than sec.457 should apply to their deferred compensation plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.


Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.


                                            [SNOOPY WITH ADDING MACHINE GRAPHIC]
FFA- 90

NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in sec.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan, sec.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

SPECIAL TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS.

There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. You should consult with your own tax advisor to determine if the potential advantages to you


                                                                         FFA- 91
of this arrangement outweigh the potential tax risks in view of your individual circumstances.

NON-QUALIFIED ANNUITY FOR SEC.415(m) QUALIFIED GOVERNMENTAL EXCESS BENEFIT
PLANS.
Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the sec.415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the sec.415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arrangements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

PEDC

GENERAL

PEDC plans are available to State or local governments and certain tax-exempt organizations as described in sec.457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your annuity can not be "made available" to you until you:

*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)

FFA- 92

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued to PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on an agreement in writing on August 16, 1986).

                                                                         FFA- 93

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65


[PEANUTS GANG GRAPHIC]

FFA- 94

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                       TSA         403(a)      PEDC                          Non-Qualified
                       Deferred    Deferred    Deferred       IRA Deferred   Deferred
                       and         and         and            and            and
                       Income      Income      Income         Income         Income
                       Annuities   Annuities   Annuities(1)   Annuities(2)   Annuities
California...........  0.5%        0.5%        2.35%          0.5%(3)        2.35%
Maine................  --          --          --             --             2.0%
Nevada...............  --          --          --             --             3.5%
Puerto Rico..........  1.0%        1.0%        1.0%           1.0%           1.0%
South Dakota.........  --          --          --             --             1.25%
West Virginia........  1.0%        1.0%        1.0%           1.0%           1.0%
Wyoming..............  --          --          --             --             1.0%

----------------

(1)PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

(2) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(3)WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2003 METROPOLITAN LIFE INSURANCE COMPANY


[LUCY'S TAXES GRAPHICS]
                                                                         FFA- 95

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

FFA- 96

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust


[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

                                    Name -------------------------------
-------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

MetLife
One Madison Avenue, New York, NY 10010-3690
0303-2416 E0303B95X(exp0504)MLIC-LD MLR19000341003(0403)
Printed in USA
(C)2003 MetLife, Inc.

METLIFE(R)
One Madison Avenue, New York, NY 10010-3690
0303-2416  E0303B95W(exp0404)MLIC-LD   MLR19000341002(0403)
Printed in USA
(C)2003 MetLife, Inc.

                          SUPPLEMENT DATED MAY 1, 2003


             TO THE PROSPECTUSES DATED MAY 1, 2001 AND MAY 1, 2002


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                               ONE MADISON AVENUE
                            NEW YORK, NEW YORK 10010


     This supplement updates certain information in the prospectuses dated May 1, 2001 and May 1, 2002, describing Preference Plus(R) Account variable annuity contacts funded by Metropolitan Life Separate Account E. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2003. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


     An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

     The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus. SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.


     This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

     You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Supplement.


LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
PIMCO TOTAL RETURN
SALOMON BROTHERS U.S. GOVERNMENT
STATE STREET RESEARCH BOND INCOME
SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES
STATE STREET RESEARCH DIVERSIFIED
LORD ABBETT BOND DEBENTURE
AMERICAN FUNDS GROWTH-INCOME
METLIFE STOCK INDEX
MFS INVESTORS TRUST
MFS RESEARCH MANAGERS
STATE STREET RESEARCH INVESTMENT TRUST
DAVIS VENTURE VALUE

FI STRUCTURED EQUITY

HARRIS OAKMARK LARGE CAP VALUE

STATE STREET RESEARCH LARGE CAP VALUE

AMERICAN FUNDS GROWTH

JANUS AGGRESSIVE GROWTH


MET/PUTNAM VOYAGER
  (FORMERLY PUTNAM LARGE CAP GROWTH)

T. ROWE PRICE LARGE CAP GROWTH

FI MID CAP OPPORTUNITIES


MET/AIM MID CAP CORE EQUITY

METLIFE MID CAP STOCK INDEX

HARRIS OAKMARK FOCUSED VALUE

NEUBERGER BERMAN PARTNERS MID CAP VALUE

JANUS MID CAP


STATE STREET RESEARCH AGGRESSIVE GROWTH


T. ROWE PRICE MID-CAP GROWTH
  (FORMERLY MFS MID CAP GROWTH)

LOOMIS SAYLES SMALL CAP
RUSSELL 2000(R) INDEX

STATE STREET RESEARCH AURORA

FRANKLIN TEMPLETON SMALL CAP GROWTH

MET/AIM SMALL CAP GROWTH

T. ROWE PRICE SMALL CAP GROWTH
PIMCO INNOVATION
SCUDDER GLOBAL EQUITY

HARRIS OAKMARK INTERNATIONAL
  (FORMERLY STATE STREET RESEARCH
  CONCENTRATED INTERNATIONAL)

MFS RESEARCH INTERNATIONAL
MORGAN STANLEY EAFE(R) INDEX
PUTNAM INTERNATIONAL STOCK

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION


IMPORTANT TERMS YOU SHOULD KNOW


     These are the revised terms in this section.



INVESTMENT DIVISION (UPDATED FROM YOUR LAST PROSPECTUS.)



     Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.



METLIFE DESIGNATED OFFICE (UPDATED FROM THE MAY 1, 2001 PROSPECTUS.)


     Your MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.

            TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES


                              AND INCOME ANNUITIES


     The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES


  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Income Annuity Contract Fee (2)...........................        $350


---------------


(1) An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



    During Purchase Payment Year
    1.......................................................      7%
    2.......................................................      6%
    3.......................................................      5%
    4.......................................................      4%
    5.......................................................      3%
    6.......................................................      2%
    7.......................................................      1%
    Thereafter..............................................      0%



There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.



(2) There is a one-time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity more than two years.


--------------------------------------------------------------------------------

     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee (3).............................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
  General Administrative Expenses Charge............................................     .50%
  Mortality and Expense Risk Charge.................................................     .75%
  Total Separate Account Annual Charge..................  Maximum Guaranteed Charge:    1.25%


---------------


(3) A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.

(4) Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.


--------------------------------------------------------------------------------

     The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Total Annual Metropolitan Fund, Met Investors Fund and
  American Funds Operating Expenses for the fiscal year
  ending December 31, 2002 (expenses that are deducted from
  these Funds' assets include management fees, distribution
  fees (12b-1 fees) and other expenses).....................   0.31%      4.57%
After Waiver and/or Reimbursement of Expenses (5)(6)........   0.31%      1.35%


---------------


(5) Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement whereby, until at least April 30, 2004, MetLife Investors has agreed to waive its investment management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to the percentage of daily net assets to the following percentages: 1.10% for the PIMCO Innovation Portfolio, 0.95% for the T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio), 1.10% for the MFS Research International Portfolio, 0.75% for the Lord Abbett Bond Debenture Portfolio, 1.20% for the Met/AIM Small Cap Growth Portfolio, 1.10% for the Met/AIM Mid Cap Core Equity Portfolio, 0.90% for the Janus Aggressive Growth Portfolio and 1.35% for the Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.



(6) Pursuant to an Expense Agreement MetLife Advisers, LLC ("MetLife Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes or extraordinary expenses) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:



                        PORTFOLIO                          PERCENTAGE
                        ---------                          ----------
Morgan Stanley EAFE(R) Index Portfolio                        0.75
Met/Putnam Voyager Portfolio                                  1.00
Franklin Templeton Small Cap Growth Portfolio                 1.15
State Street Research Large Cap Value Portfolio (Class E)     1.10
MFS Investors Trust Portfolio                                 1.00
MFS Research Managers Portfolio                               1.00
FI Mid Cap Opportunities Portfolio (Class E)                  1.20



  This waiver or agreement to pay is subject to the obligation of each class of the Portfolio (except for the Morgan Stanley EAFE(R) Index and the Met/Putnam Voyager Portfolios) separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after

  April 30, 2004. The effect of such waiver and reimbursement is that performance results are increased.

--------------------------------------------------------------------------------


METROPOLITAN FUND ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                           C             A+B+C=D                           D-E=F
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                   FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate
  Bond Index Portfolio........     0.25      0.00         0.09             0.34            0.00             0.34
Salomon Brothers U.S.
  Government Portfolio........     0.55      0.00         0.15             0.70            0.00             0.70
State Street Research Bond
  Income Portfolio (7)(10)....     0.40      0.00         0.11             0.51            0.00             0.51
Salomon Brothers Strategic
  Bond Opportunities
  Portfolio...................     0.65      0.00         0.20             0.85            0.00             0.85
State Street Research
  Diversified
  Portfolio (7)(8)............     0.44      0.00         0.05             0.49            0.00             0.49
MetLife Stock Index
  Portfolio...................     0.25      0.00         0.06             0.31            0.00             0.31
MFS Investors Trust
  Portfolio (6)(8)............     0.75      0.00         0.59             1.34            0.34             1.00
MFS Research Managers
  Portfolio (6)(8)............     0.75      0.00         0.39             1.14            0.14             1.00
State Street Research
  Investment Trust
  Portfolio (7)(8)............     0.49      0.00         0.05             0.54            0.00             0.54
Davis Venture Value
  Portfolio (6)(8)............     0.75      0.00         0.05             0.80            0.00             0.80
FI Structured Equity Portfolio
  (Class E) (6)(8)(9).........     0.67      0.15         0.05             0.87            0.00             0.87
Harris Oakmark Large Cap Value
  Portfolio (7)(8)............     0.75      0.00         0.08             0.83            0.00             0.83
State Street Research Large
  Cap Value Portfolio (Class
  E) (6)(7)(9)................     0.70      0.15         1.63             2.48            1.38             1.10
Met/Putnam Voyager
  Portfolio (6)(7)............     0.80      0.00         0.27             1.07            0.07             1.00
T. Rowe Price Large Cap Growth
  Portfolio (7)(8)............     0.63      0.00         0.14             0.77            0.00             0.77
FI Mid Cap Opportunities
  Portfolio (Class
  E) (6)(7)(9)................     0.80      0.15         3.62             4.57            3.37             1.20
MetLife Mid Cap Stock Index
  Portfolio...................     0.25      0.00         0.18             0.43            0.00             0.43
Harris Oakmark Focused Value
  Portfolio...................     0.75      0.00         0.07             0.82            0.00             0.82
Neuberger Berman Partners Mid
  Cap Value
  Portfolio (7)(8)............     0.69      0.00         0.11             0.80            0.00             0.80
Janus Mid Cap Portfolio (7)...     0.69      0.00         0.06             0.75            0.00             0.75
State Street Research
  Aggressive Growth
  Portfolio (7)(8)............     0.73      0.00         0.06             0.79            0.00             0.79
Loomis Sayles Small Cap
  Portfolio (7)...............     0.90      0.00         0.07             0.97            0.00             0.97
Russell 2000(R) Index
  Portfolio...................     0.25      0.00         0.24             0.49            0.00             0.49
State Street Research Aurora
  Portfolio (7)...............     0.85      0.00         0.10             0.95            0.00             0.95
Franklin Templeton Small Cap
  Growth Portfolio (6)(7).....     0.90      0.00         0.61             1.51            0.36             1.15

                                                           C             A+B+C=D                           D-E=F
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                   FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
  Portfolio (7)...............     0.52      0.00         0.09             0.61            0.00             0.61
Scudder Global Equity
  Portfolio (7)...............     0.64      0.00         0.17             0.81            0.00             0.81
Morgan Stanley EAFE(R) Index
  Portfolio (7)...............     0.30      0.00         0.49             0.79            0.04             0.75
Putnam International Stock
  Portfolio (7)...............     0.90      0.00         0.22             1.12            0.00             1.12



MET INVESTORS FUND ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                                   C             A+B+C=D                           D-E=F
                                            A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                        MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                           FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio..........     0.50      0.00         0.15             0.65            0.00             0.65
Lord Abbett Bond Debenture
  Portfolio (5)(10)...................     0.60      0.00         0.17             0.77            0.02             0.75
Janus Aggressive Growth
  Portfolio (5)(7)(8)(13).............     0.80      0.00         0.62             1.42            0.52             0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (5)(8)(9).................     0.75      0.15         0.85             1.75            0.65             1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (5)(7)(8)(12).............     0.75      0.00         0.45             1.20            0.25             0.95
Met/AIM Small Cap Growth Portfolio
  (Class E) (5)(8)(9).................     0.90      0.15         1.18             2.23            1.03             1.20
PIMCO Innovation Portfolio (5)(8).....     0.95      0.00         0.78             1.73            0.63             1.10
Harris Oakmark International Portfolio
  (Class E) (5)(8)(9)(11).............     0.85      0.15         1.42             2.42            1.07             1.35
MFS Research International
  Portfolio  (5)(7)...................     0.80      0.00         1.06             1.86            0.76             1.10



AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                           C             A+B+C=D                           D-E=F
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                   FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (7)(9)............     0.33      0.25         0.02             0.60            0.00             0.60
American Funds Growth
  Portfolio (7)(9)............     0.38      0.25         0.02             0.65            0.00             0.65
American Funds Global Small
  Capitalization Portfolio
  (7)(9)......................     0.80      0.25         0.04             1.09            0.00             1.09


---------------


(7) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.



(8) Certain Metropolitan Fund and Met Investors Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, Met Investors Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's expenses. The expense information for the Metropolitan Fund and Met Investors Fund Portfolios does not reflect these reductions or credits.


(9) Each of the American, Metropolitan and Met Investors Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class E shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.



(10) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.



(11) On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio which changed its name to Harris Oakmark International Portfolio.



(12) On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.



(13) On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.


EXAMPLES

     The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

     EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;



     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                           1         3         5         10
                                                          YEAR     YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum................................................  $1,227    $2,224    $3,197    $5,713
Minimum................................................  $  788    $  941    $1,120    $1,867


     EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.

ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                            1        3         5         10
                                                           YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum..................................................  $597    $1,772    $2,926    $5,713
Minimum..................................................  $160    $  496    $  856    $1,867



     EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;



     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)



                                                            1        3         5         10
                                                           YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum..................................................  $947    $2,122    $3,276    $6,063
Minimum..................................................  $510    $  846    $1,206    $2,217

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION



          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



     These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division(e)........................... 2002      $11.51            $12.53         20,058
                                         2001       10.85             11.51         17,519
                                         2000        9.86             10.85         11,149
                                         1999       10.12              9.86          7,735
                                         1998       10.00             10.12            793

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


PIMCO Total Return Division(h).......... 2002       10.55             11.41          8,941
                                         2001       10.00             10.55          2,743


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Salomon Brothers U.S. Government
  Division(h)........................... 2002       15.07             16.07          3,844
                                         2001       14.30             15.07          1,179


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Bond Income
  Division(c)........................... 2002       21.93             23.46         17,570
                                         2001       20.49             21.93         18,441
                                         2000       18.65             20.49         16,397
                                         1999       19.33             18.65         18,535
                                         1998       17.89             19.33         20,060
                                         1997       16.49             17.89         16,307
                                         1996       16.12             16.49         16,604
                                         1995       13.65             16.12         15,252
                                         1994       14.27             13.65         13,923
                                         1993       12.98             14.27         14,631


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Salomon Brothers Strategic Bond
  Opportunities Division(h)............. 2002      $16.22            $17.55          1,216
                                         2001       15.37             16.22            494


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Diversified
  Division.............................. 2002       26.81             22.81         53,851
                                         2001       28.98             26.81         66,375
                                         2000       29.04             28.98         72,259
                                         1999       27.05             29.04         75,126
                                         1998       22.89             27.05         73,897
                                         1997       19.22             22.89         62,604
                                         1996       17.00             19.22         52,053
                                         1995       13.55             17.00         42,712
                                         1994       14.15             13.55         40,962
                                         1993       12.70             14.15         31,808


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Lord Abbett Bond Debenture(b)(d)........ 2002       10.65             10.65          4,922
                                         2001       10.93             10.65          5,375
                                         2000       11.17             10.93          5,291
                                         1999        9.60             11.17          4,708
                                         1998       10.51              9.60          3,882
                                         1997       10.00             10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


American Funds Growth--Income
  Division(h)........................... 2002       87.85             70.85          1,163
                                         2001       86.74             87.85            404


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


MetLife Stock Index Division............ 2002      $34.37            $26.36         73,961
                                         2001       39.62             34.37         80,855
                                         2000       44.24             39.62         83,765
                                         1999       37.08             44.24         79,702
                                         1998       29.28             37.08         71,204
                                         1997       22.43             29.28         58,817
                                         1996       18.52             22.43         43,141
                                         1995       13.70             18.52         29,883
                                         1994       13.71             13.70         23,458
                                         1993       12.67             13.71         18,202


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]


       Year End Accumulation Unit Value


MFS Investors Trust Division(h)......... 2002        8.35              6.58            796
                                         2001       10.06              8.35            494


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


MFS Research Managers Division(h)....... 2002        8.83              6.62            291
                                         2001       11.31              8.83            164


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Investment Trust
  Division.............................. 2002       30.49             22.24         47,435
                                         2001       37.20             30.49         57,292
                                         2000       40.14             37.20         62,971
                                         1999       34.30             40.14         64,026
                                         1998       27.10             34.30         64,053
                                         1997       21.37             27.10         60,102
                                         1996       17.71             21.37         49,644
                                         1995       13.47             17.71         38,047
                                         1994       14.10             13.47         32,563
                                         1993       12.48             14.10         24,608


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Davis Venture Value Division(a)......... 2002      $27.02            $22.32          2,269
                                         2001       30.79             27.02          2,072
                                         2000       30.19             30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


FI Structured Equity Division(f)........ 2002       23.06             19.04             40


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Harris Oakmark Large Cap Value
  Division(e)........................... 2002       11.60              9.83         19,479
                                         2001        9.92             11.60         16,415
                                         2000        8.93              9.92          4,947
                                         1999        9.71              8.93          3,631
                                         1998       10.00              9.71            386

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Large Cap Value
  Division(f)........................... 2002       10.00              7.93            284


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


American Funds Growth Division(h)....... 2002      118.11             88.13            925
                                         2001      146.13            118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Janus Growth Division(g)(h)............. 2002        7.76              5.32          1,511
                                         2001       10.00              7.76          1,023


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Met/Putnam Voyager Division(a).......... 2002      $ 4.95            $ 3.47          5,946
                                         2001        7.24              4.95          5,527
                                         2000        9.82              7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth
  Division(e)........................... 2002       11.62              8.81         10,694
                                         2001       13.06             11.62         12,077
                                         2000       13.29             13.06         12,475
                                         1999       11.01             13.29          3,394
                                         1998       10.00             11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


FI Mid Cap Opportunities Division(f).... 2002       10.00              8.12            224


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity
  Division(f)........................... 2002       11.41              9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


MetLife Mid Cap Stock Index
  Division(a)........................... 2002       10.36              8.71         10,596
                                         2001       10.62             10.36          8,080
                                         2000       10.00             10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Harris Oakmark Focused Value
  Division(h)........................... 2002       26.80             24.13          5,044
                                         2001       21.38             26.80          2,800


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value
  Division(e)........................... 2002      $15.20            $13.56          9,180
                                         2001       15.78             15.20          9,094
                                         2000       12.46             15.78          7,506
                                         1999       10.73             12.46          2,438
                                         1998       10.00             10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Janus Mid Cap Division(b)............... 2002       15.91             11.16         42,962
                                         2001       25.71             15.91         52,028
                                         2000       37.86             25.71         57,546
                                         1999       17.19             37.86         44,078
                                         1998       12.69             17.19         19,031
                                         1997       10.00             12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division.............................. 2002       25.42             17.89         27,179
                                         2001       33.76             25.42         31,091
                                         2000       37.01             33.76         33,051
                                         1999       28.12             37.01         31,947
                                         1998       25.05             28.12         38,975
                                         1997       23.77             25.05         43,359
                                         1996       22.35             23.77         43,962
                                         1995       17.47             22.35         33,899
                                         1994       18.03             17.47         26,890
                                         1993       14.89             18.03         17,094

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth
  Division(h)........................... 2002        8.43              4.66          2,343
                                         2001       10.00              8.43          1,519


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division(a)..... 2002      $22.99            $17.81            759
                                         2001       25.53             22.99            654
                                         2000       25.79             25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Russell 2000(R) Index Division(e)....... 2002       12.08              9.49         10,366
                                         2001       12.13             12.08          9,632
                                         2000       12.76             12.13          9,113
                                         1999       10.53             12.76          5,395
                                         1998       10.00             10.53            598
[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


State Street Research Aurora
  Division(a)........................... 2002       14.03             10.90         18,446
                                         2001       12.25             14.03         14,487
                                         2000       10.00             12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth
  Division(h)........................... 2002        8.81              6.28          1,420
                                         2001       10.00              8.81            769

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division(f).... 2002       11.25              8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


T. Rowe Price Small Cap Growth
  Division(b)........................... 2002      $12.25            $ 8.87         16,729
                                         2001       13.64             12.25         18,643
                                         2000       15.19             13.64         19,423
                                         1999       12.02             15.19         14,007
                                         1998       11.76             12.02         13,119
                                         1997       10.00             11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


PIMCO Innovation Division(h)............ 2002        7.44              3.63          2,785
                                         2001       10.00              7.44          2,036

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Scudder Global Equity Division(b)....... 2002       12.37             10.26         10,868
                                         2001       14.93             12.37         12,091
                                         2000       15.36             14.93         11,687
                                         1999       12.43             15.36          9,323
                                         1998       10.85             12.43          7,712
                                         1997       10.00             10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Harris Oakmark International
  Division(f)........................... 2002       10.61              8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


MFS Research International
  Division(h)........................... 2002        8.73              7.63            830
                                         2001       10.00              8.73            409

[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                              BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES       YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------


Morgan Stanley EAFE(R) Index
  Division(e)........................... 2002      $ 8.69            $ 7.16         12,545
                                         2001       11.25              8.69         11,012
                                         2000       13.31             11.25          8,034
                                         1999       10.79             13.31          3,869
                                         1998       10.00             10.79            342
[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


Putnam International Stock Division..... 2002       12.87             10.49         13,031
                                         2001       16.41             12.87         13,984
                                         2000       18.49             16.41         13,980
                                         1999       16.07             18.49         13,052
                                         1998       13.28             16.07         14,330
                                         1997       13.77             13.28         15,865
                                         1996       14.19             13.77         17,780
                                         1995       14.25             14.19         17,553
                                         1994       13.74             14.25         16,674
                                         1993        9.41             13.74          6,921


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


American Funds Global Small
  Capitalization Division(h)............ 2002       13.63             10.90          1,291
                                         2001       15.83             13.63            549


[GRAPH OF YEAR END ACCUMULATION UNIT
  VALUE]

       Year End Accumulation Unit Value


---------------


(a) Inception Date: July 5, 2000.



(b) Inception Date: March 3, 1997.



(c) The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.



(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.



(e) Inception Date: November 9, 1998.



(f) Inception date: May 1, 2002.



(g) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.



(h) Inception Date: May 1, 2001.

                                    METLIFE


     Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


                               METROPOLITAN LIFE
                               SEPARATE ACCOUNT E

     We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

     The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


                            YOUR INVESTMENT CHOICES



     The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following Portfolios: FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International (formerly State Street Research Concentrated International), and State Street Research Large Cap Value, which are all Class E.



     The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
 PORTFOLIO

PIMCO TOTAL RETURN PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO
SALOMON BROTHERS STRATEGIC BOND
 OPPORTUNITIES PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
LORD ABBETT BOND DEBENTURE PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
MFS INVESTORS TRUST PORTFOLIO
MFS RESEARCH MANAGERS PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
 PORTFOLIO
DAVIS VENTURE VALUE PORTFOLIO
FI STRUCTURED EQUITY PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
 PORTFOLIO
AMERICAN FUNDS GROWTH PORTFOLIO
JANUS AGGRESSIVE GROWTH PORTFOLIO
MET/PUTNAM VOYAGER PORTFOLIO
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FI MID CAP OPPORTUNITIES

MET/AIM MID CAP CORE EQUITY PORTFOLIO
METLIFE MID CAP STOCK INDEX PORTFOLIO
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP VALUE
 PORTFOLIO

JANUS MID CAP PORTFOLIO

STATE STREET RESEARCH AGGRESSIVE GROWTH
 PORTFOLIO
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
LOOMIS SAYLES SMALL CAP PORTFOLIO

RUSSELL 2000(R) INDEX PORTFOLIO

STATE STREET RESEARCH AURORA PORTFOLIO
FRANKLIN TEMPLETON SMALL CAP GROWTH
 PORTFOLIO
MET/AIM SMALL CAP GROWTH PORTFOLIO
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
PIMCO INNOVATION PORTFOLIO
SCUDDER GLOBAL EQUITY PORTFOLIO
HARRIS OAKMARK INTERNATIONAL PORTFOLIO
MFS RESEARCH INTERNATIONAL PORTFOLIO
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
PUTNAM INTERNATIONAL STOCK PORTFOLIO
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
 PORTFOLIO


     While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.



     The degree of investment risk you assume will depend on the investment divisions you choose.


     Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     * Your employer, association or other group contract holder limits the available investment divisions.

     *  We have restricted the available investment divisions.

     *  Some of the investment divisions are not approved in your state.

     * For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


     The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

     The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Harris Oakmark International (formerly State Street Research Concentrated International), the Janus Mid Cap, and the Harris Oakmark Focused Value Portfolios, each Portfolio is "diversified" under the 1940 Act.



     The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.



     In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.


                               DEFERRED ANNUITIES

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


     Add this sentence to this section of the May 1, 2001 prospectus:


     We are not a party to your employer's retirement plan.


PURCHASE PAYMENTS



     Substitute this section for the one in your last prospectus:



  LIMITS ON PURCHASE PAYMENTS



     Your ability to make purchase payments may be limited by:



     *  Federal tax laws;



     * Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and



     * Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.


CHARGES


     Substitute this section for the one in the May 1, 2001 prospectus:


  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

     Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES

  WHEN NO EARLY WITHDRAWAL CHARGE APPLIES


     Add to this paragraph to this section of the May 1, 2001 prospectus:


     * If your contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the contract, that portion of the Account Balance that is equal to the "step up" of the death benefit.


     Substitute this paragraph for the last paragraph in this section in your last prospectus:



     * If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



  WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



     Substitute this paragraph for the first paragraph of this section in your last prospectus:



     If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



DEATH BENEFIT



     Substitute this section for the one in the May 1, 2001 prospectus:


     One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

     *  Your Account Balance;

     * Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

     *  The total of all of your purchase payments less any partial withdrawals.

     We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

     Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

     Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

     Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

     Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

                                INCOME ANNUITIES

CHARGES


     Substitute this section for the one in the May 1, 2001 prospectus:


  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

     Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction.

     A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


                              GENERAL INFORMATION

ADMINISTRATION

     All transactions will be processed in the manner described below.

  PURCHASE PAYMENTS

     Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

     Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

     * On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     *  After the close of the Exchange.

     In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

     We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

     Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

  CONFIRMING TRANSACTIONS

     You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

  PROCESSING TRANSACTIONS


     We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.



     If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


     You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


     *  Account Balance

     *  Unit Values

     *  Current rates for the Fixed Interest Account

     *  Transfers

     *  Changes to investment strategies

     *  Changes in the allocation of future purchase payments.

     You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

     Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

     We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

     Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

     * any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     * any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

     If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

     Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.

VALUATION

     We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

     When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


ADVERTISING PERFORMANCE



     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.



     We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



     YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



     CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



     AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or the Income Annuity. These figures also assume a steady annual rate of return.



     For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions within the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.



     All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.



     We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.



     We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.



     Past performance is no guarantee of future results. Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.



CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY



     Delete from this section in your last prospectus all references to the Zenith Fund.



VOTING RIGHTS



     Delete from this section in your last prospectus all references to the Zenith Fund.



FINANCIAL STATEMENTS


     The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY



     We may not cancel your Income Annuity.


     We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal law tax may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.


                                  INCOME TAXES



     The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments. Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.



     You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.



     Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.



     MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



  GENERAL



     Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.



     All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as an available guaranteed income for life.



     We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).



     The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:



     * increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;



     *  adding "catch-up" contributions for taxpayers age 50 and above; and

     *  adding enhanced portability features.



     You should consult your tax adviser regarding these changes.



     Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.



  WITHDRAWALS



     Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.



     When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:



     *  annuity you purchase (e.g., Non-Qualified or IRA); and



     *  pay-out option you elect.



     We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



     If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.



  WITHDRAWALS BEFORE AGE 59 1/2



     If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.



     As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                                    TYPE OF CONTRACT
                                                         ---------------------------------------
                                                           NON-      TRAD.   ROTH   SIMPLE
                                                         QUALIFIED    IRA    IRA     IRA*    SEP
                                                         ---------------------------------------
In a series of substantially equal payments made
  annually (or more frequently) for life or life
  expectancy (SEPP)                                          x         x      x       x       x
After you die                                                x         x      x       x       x
After you become totally disabled (as defined in the
Code)                                                        x         x      x       x       x
To pay deductible medical expenses                                     x      x       x       x
To pay medical insurance premiums if you are unemployed                x      x       x       x
For qualified higher education expenses, or                            x      x       x       x
For qualified first time home purchases up to $10,000                  x      x       x       x
After December 31, 1999 for IRS levies                                 x      x       x       x
Under certain income annuities providing for
substantially equal payments over the "pay-out" period       x

*For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.



SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC


PAYMENTS (SEPP)



     If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.



     If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.



     Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.



  MINIMUM DISTRIBUTION REQUIREMENTS



     As the following table shows, under some contracts, generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.



     A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.



                                                              TYPE OF CONTRACT
                                                 -------------------------------------------
                                                   NON-       TRAD.    ROTH    SIMPLE
                                                 QUALIFIED     IRA     IRA      IRA*     SEP
                                                 ---------    -----    ----    ------    ---
Age 70 1/2 Minimum distribution rules apply         no         yes      no      yes      yes



     It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option. If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.



NON-QUALIFIED ANNUITIES



     * Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.



     * Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.



     * Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.



     * When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



     * Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.



     * Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.



     * Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

  DIVERSIFICATION



     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.



  CHANGES TO TAX RULES AND INTERPRETATIONS



     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



     * Possible taxation of transfers between investment divisions or transfers from an investment division to a fixed option.



     * Possible taxation as if you were the owner of your portion of the Separate Account's assets.



     * Possible limits on the number of funding options available or the frequency of transfers among them.



     We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.



  PURCHASE PAYMENTS



     Although the Code does not limit the amount of your purchase payments, your contract may limit them.



  PARTIAL AND FULL WITHDRAWALS



     Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:



     *  First coming from earnings (and thus subject to income tax); and



     *  Then from your purchase payments (which are not subject to income tax).



     * This rule does not apply to payments made pursuant to an income pay-out option under your contract.



     * In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



  INCOME ANNUITY PAYMENTS



     Different tax rules apply to payments made generally pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:



     *  A non-taxable return of your purchase payments; and



     *  A taxable payment of earnings.



     The IRS has not approved the use of an exclusion amount when only part of your account balance is converted to income payments.

     The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.



     We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



     Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).



  AFTER DEATH



     The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



     If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.



     If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.



     If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.



     If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



     In the case of joint owners, the above rules will be applied on the death of any owner.



     When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.



     After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.



INDIVIDUAL RETIREMENT ANNUITIES



  [TRADITIONAL IRA, ROTH IRA, SIMPLE IRAS AND SEPS]



     Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract. For individuals under 50 your total annual purchase payments to all your Traditional and Roth IRAs for 2003 may not exceed the lesser of $3,000 or 100% of your "compensation" as defined by the Code.



     * Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

     * You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA after two years), without incurring Federal income taxes if certain conditions are satisfied.



     * The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.



TRADITIONAL IRA ANNUITIES



  PURCHASE PAYMENTS



     Generally:



     * Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($3,000 for 2003-2004). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.



     * Beginning in 2002, individuals age 50 or older can make an additional "catch-up" contribution of $500 per year (assuming you have sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.



     * Purchase payments in excess of permitted amounts may be subject to a penalty tax.



     * Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.



     * These age and dollar limits do not apply to tax-free rollovers or transfers.



     * If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).



     * If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



     Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

  WITHDRAWALS AND INCOME PAYMENTS



     Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.



  AFTER DEATH



     The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



     Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



     If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.



     If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.



     If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



ROTH IRA ANNUITIES



  GENERAL



     Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.



  PURCHASE PAYMENTS



     Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($3,000 for tax years 2003-2004) including contributions to all your Traditional and Roth IRAs. This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). In 2003 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual purchase payment limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:



                    STATUS                                         INCOME
                    ------                                         ------
                  Individual                                $95,000 -- $110,000
            Married filing jointly                          $150,000 -- $160,000
          Married filing separately                            $0 -- $10,000



     - Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.



     -  You can contribute to a Roth IRA after age 70 1/2.



     - If you exceed the purchase payment limits you may be subject to a tax penalty.



     - If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

  WITHDRAWALS



     Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:



     *  The withdrawal is made:



          - At least five taxable years after your first purchase payment to a Roth IRA, and



     *  The withdrawal is made:



          -  On or after the date you reach age 59 1/2;



          -  Upon your death or disability; or



          -  For a qualified first-time home purchase (up to $10,000).



     Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.



     Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.



     The order in which money is withdrawn from a Roth IRA is as follows:



     (All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)



     * The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.



     * The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.



     * The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.



  CONVERSION



     You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert an existing IRA into a Roth IRA.



     Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)



     Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.



     If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

  AFTER DEATH



     Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



     If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age 70 1/2.



     If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.



SIMPLE IRAS AND SEPS ANNUITIES



     The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. Please consult you tax adviser; see the SAI for additional details.

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION


                                                              PAGE
COVER PAGE..................................................     1
TABLE OF CONTENTS...........................................     1
INDEPENDENT AUDITORS........................................     2
SERVICES....................................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
     ANNUITIES AND INCOME ANNUITIES.........................     2
EARLY WITHDRAWAL CHARGE.....................................     2
EXPERIENCE FACTOR...........................................     2
VARIABLE INCOME PAYMENTS....................................     2
INVESTMENT MANAGEMENT FEES..................................     5
PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE
     ACCOUNT................................................     7
VOTING RIGHTS...............................................     9
ERISA.......................................................    10
TAXES.......................................................    11
PERFORMANCE DATA............................................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1
FINANCIAL STATEMENTS OF METLIFE.............................  F-65

                                    APPENDIX

PREMIUM TAX TABLE

     If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                          NON-QUALIFIED         IRA, SIMPLE IRA
                                                          DEFERRED ANNUITIES    AND SEP DEFERRED
                                                          AND INCOME            ANNUITIES AND
                                                          ANNUITIES             INCOME ANNUITIES(1)
California..............................................  2.35%                 0.5%(2)
Maine...................................................  2.0%                  --
Nevada..................................................  3.5%                  --
Puerto Rico.............................................  1.0%                  1.0%
South Dakota............................................  1.25%                 --
West Virginia...........................................  1.0%                  1.0%
Wyoming.................................................  1.0%                  --

---------------

     (1) Premium tax rates applicable to IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities."


     (2) With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

     If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


     [ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.
         and Met Investors Series Trust


     [ ] American Funds Insurance Series

     [ ] I have changed my address. My current address is:

-----------------------------------------------------
                                                        Name -----------------------------------------------
                  (Contract Number)
                                                        Address --------------------------------------------
-----------------------------------------------------  -----------------------------------------------------
                     (Signature)                                                                         zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                                  U.S. Postage
                                                                      Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                          SUPPLEMENT DATED MAY 1, 2003


                     TO THE PROSPECTUSES DATED MAY 1, 2001


                                AND MAY 1, 2002


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                               ONE MADISON AVENUE
                            NEW YORK, NEW YORK 10010


     This supplement updates certain information in the prospectuses dated May 1, 2001 and May 1, 2002, describing Preference Plus(R) Account variable annuity contracts funded by Metropolitan Life Separate Account E. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2003. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


     An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

     The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.


     This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Calvert Social Balanced Portfolio and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

     You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as "Portfolios" in this Supplement.


LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
PIMCO TOTAL RETURN
SALOMON BROTHERS U.S. GOVERNMENT
STATE STREET RESEARCH BOND INCOME
SALOMON BROTHERS STRATEGIC BOND   OPPORTUNITIES
CALVERT SOCIAL BALANCED
STATE STREET RESEARCH DIVERSIFIED
LORD ABBETT BOND DEBENTURE
AMERICAN FUNDS GROWTH-INCOME
METLIFE STOCK INDEX
MFS INVESTORS TRUST
MFS RESEARCH MANAGERS
STATE STREET RESEARCH INVESTMENT TRUST
DAVIS VENTURE VALUE

FI STRUCTURED EQUITY

HARRIS OAKMARK LARGE CAP VALUE

STATE STREET RESEARCH LARGE CAP VALUE

AMERICAN FUNDS GROWTH

JANUS AGGRESSIVE GROWTH


MET/PUTNAM VOYAGER


  (FORMERLY PUTNAM LARGE CAP GROWTH)

T. ROWE PRICE LARGE CAP GROWTH

FI MID CAP OPPORTUNITIES


MET/AIM MID CAP CORE EQUITY

METLIFE MID CAP STOCK INDEX
HARRIS OAKMARK FOCUSED VALUE

NEUBERGER BERMAN PARTNERS MID CAP VALUE


JANUS MID CAP


STATE STREET RESEARCH AGGRESSIVE GROWTH


T. ROWE PRICE MID-CAP GROWTH


  (FORMERLY MFS MID CAP GROWTH)


LOOMIS SAYLES SMALL CAP

RUSSELL 2000(R) INDEX

STATE STREET RESEARCH AURORA

FRANKLIN TEMPLETON SMALL CAP GROWTH

MET/AIM SMALL CAP GROWTH

T. ROWE PRICE SMALL CAP GROWTH
PIMCO INNOVATION

HARRIS OAKMARK INTERNATIONAL


  (FORMERLY STATE STREET RESEARCH


  CONCENTRATED INTERNATIONAL)

SCUDDER GLOBAL EQUITY
MFS RESEARCH INTERNATIONAL
MORGAN STANLEY EAFE(R) INDEX
PUTNAM INTERNATIONAL STOCK

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION



IMPORTANT TERMS YOU SHOULD KNOW



     These are the revised terms in this section.



ACCOUNT BALANCE (UPDATED FROM YOUR LAST PROSPECTUS.)



     When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.



INVESTMENT DIVISION (UPDATED FROM YOUR LAST PROSPECTUS.)



     Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.



METLIFE DESIGNATED OFFICE (UPDATED FROM THE MAY 1, 2001 PROSPECTUS.)


     The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 1-800-638-7732.

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES




    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account.

--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per
     loan)..................................................      $50(2)
  Income Annuity Contract Fee (3)...........................        $350



(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING THE PURCHASE PAYMENT/CONTRACT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%



  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.



(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.



(3) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



Annual Contract Fee (4).................................................................     None
Separate Account Charge (as a percentage of your average account value) (5)
  General Administrative Expenses Charge................................................     .50%
  Mortality and Expense Risk Charge.....................................................     .75%
  Total Separate Account Annual Charge......................  Maximum Guaranteed Charge:    1.25%



(4) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



(5) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the State Street Research Large Cap Value, FI Mid Cap Opportunities, FI Structured Equity, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund, Met Investors Fund, the
  Calvert Fund and American Funds Operating Expenses for the
  fiscal year ending December 31, 2002 (expenses that are
  deducted from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)........     0.31%      4.57%
After Waiver and/or Reimbursement of Expenses (6)(7)........     0.31%      1.35%

(6) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.10% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO AND 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO). UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(7) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") METLIFE ADVISERS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO (CLASS E)        1.10
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00
FI MID CAP OPPORTUNITIES PORTFOLIO (CLASS E)                     1.20



     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

METROPOLITAN FUND ANNUAL EXPENSES


for the fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                                  C             A+B+C=D                           D-E=F
                                           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                       MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond
  Index Portfolio....................     0.25      0.00         0.09             0.34            0.00             0.34
Salomon Brothers U.S. Government
  Portfolio..........................     0.55      0.00         0.15             0.70            0.00             0.70
State Street Research Bond Income
  Portfolio (8)(11)..................     0.40      0.00         0.11             0.51            0.00             0.51
Salomon Brothers Strategic
  Opportunities Portfolio............     0.65      0.00         0.20             0.85            0.00             0.85
State Street Research Diversified
  Portfolio (8)(9)...................     0.44      0.00         0.05             0.49            0.00             0.49
MetLife Stock Index Portfolio........     0.25      0.00         0.06             0.31            0.00             0.31
MFS Investors Trust
  Portfolio (7)(9)...................     0.75      0.00         0.59             1.34            0.34             1.00
MFS Research Managers
  Portfolio (7)(9)...................     0.75      0.00         0.39             1.14            0.14             1.00
State Street Research Investment
  Trust Portfolio (8)(9).............     0.49      0.00         0.05             0.54            0.00             0.54
Davis Venture Value
  Portfolio (8)(9)...................     0.75      0.00         0.05             0.80            0.00             0.80
FI Structured Equity Portfolio (Class
  E) (8)(9)(10)......................     0.67      0.15         0.05             0.87            0.00             0.87
Harris Oakmark Large Cap Value
  Portfolio (8)(9)...................     0.75      0.00         0.08             0.83            0.00             0.83
State Street Research Large Cap Value
  Portfolio (Class E) (7)(8)(10).....     0.70      0.15         1.63             2.48            1.38             1.10
Met/Putnam Voyager
  Portfolio (7)(8)...................     0.80      0.00         0.27             1.07            0.07             1.00
T. Rowe Price Large Cap Growth
  Portfolio (8)(9)...................     0.63      0.00         0.14             0.77            0.00             0.77
FI Mid Cap Opportunities Portfolio
  (Class E) (7)(8)(10)...............     0.80      0.15         3.62             4.57            3.37             1.20
MetLife Mid Cap Stock Index
  Portfolio..........................     0.25      0.00         0.18             0.43            0.00             0.43
Harris Oakmark Focused Value
  Portfolio..........................     0.75      0.00         0.07             0.82            0.00             0.82
Neuberger Berman Partners Mid Cap
  Value Portfolio (8)(9).............     0.69      0.00         0.11             0.80            0.00             0.80
Janus Mid Cap Portfolio (8)..........     0.69      0.00         0.06             0.75            0.00             0.75
State Street Research Aggressive
  Growth Portfolio (8)(9)............     0.73      0.00         0.06             0.79            0.00             0.79
Loomis Sayles Small Cap
  Portfolio (8)......................     0.90      0.00         0.07             0.97            0.00             0.97
Russell 2000(R) Index Portfolio......     0.25      0.00         0.24             0.49            0.00             0.49
State Street Research Aurora
  Portfolio (8)......................     0.85      0.00         0.10             0.95            0.00             0.95
Franklin Templeton Small Cap Growth
  Portfolio (7)(8)...................     0.90      0.00         0.61             1.51            0.36             1.15
T. Rowe Price Small Cap Growth
  Portfolio (8)......................     0.52      0.00         0.09             0.61            0.00             0.61

                                                                  C             A+B+C=D                           D-E=F
                                           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                       MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Scudder Global Equity
  Portfolio (8)......................     0.64      0.00         0.17             0.81            0.00             0.81
Morgan Stanley EAFE(R) Index
  Portfolio (7)......................     0.30      0.00         0.49             0.79            0.04             0.75
Putnam International Stock
  Portfolio (8)......................     0.90      0.00         0.22             1.12            0.00             1.12



CALVERT FUND ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets) (12)



                                                                B              A+B=C                            C-D=E
                                                 A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
                                             MANAGEMENT       BEFORE           BEFORE             D             AFTER
                                                FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio..........     0.70           0.21             0.91            0.00             0.91



MET INVESTORS FUND ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                                  C             A+B+C=D                           D-E=F
                                           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                       MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio.........     0.50      0.00         0.15             0.65            0.00             0.65
Lord Abbett Bond Debenture
  Portfolio (6)(11)..................     0.60      0.00         0.17             0.77            0.02             0.75
Janus Aggressive
  Growth (6)(8)(9)(15)...............     0.80      0.00         0.62             1.42            0.52             0.90
Met/AIM Mid Cap Core Equity Portfolio
  (Class E) (6)(9)(10)...............     0.75      0.15         0.85             1.75            0.65             1.10
T. Rowe Price Mid-Cap Growth
  Portfolio (6)(8)(9)(14)............     0.75      0.00         0.45             1.20            0.25             0.95
Met/AIM Small Cap Growth Portfolio
  (Class E) (6)(9)(10)...............     0.90      0.15         1.18             2.23            1.03             1.20
PIMCO Innovation Portfolio (6)(9)....     0.95      0.00         0.78             1.73            0.63             1.10
Harris Oakmark International
  Portfolio (Class E) (6)(9)(10).....     0.85      0.15         1.42             2.42            1.07             1.35
MFS Research International
  Portfolio (6)(8)...................     0.80      0.00         1.06             1.86            0.76             1.10



AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES


for fiscal year ending December 31, 2002


(as a percentage of average net assets)



                                                                   C             A+B+C=D                           D-E=F
                                            A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
                                        MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
                                           FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (8)(10)...................     0.33      0.25         0.02             0.60            0.00             0.60
American Funds Growth
  Portfolio (8)(10)...................     0.38      0.25         0.02             0.65            0.00             0.65
American Funds Global Small
  Capitalization Portfolio (8)(10)....     0.80      0.25         0.04             1.09            0.00             1.09


--------------------------------------------------------------------------------


(8) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.

(9) Certain Metropolitan Fund and Met Investors Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, Met Investors Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's expenses. The expense information for the Metropolitan Fund and Met Investors Fund Portfolios does not reflect these reductions or credits.



(10) Each of the American, Metropolitan and Met Investors Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class E shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.



(11) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.



(12) "Other Expenses" are based on the Portfolio's most recent fiscal year. The management fees include the subadvisory fees paid by the advisor Calvert Asset Management Company, Inc. and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.



(13) On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio which changed its name to Harris Oakmark International Portfolio.



(14) On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.



(15) On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.



EXAMPLES



     The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).



     EXAMPLE 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;



     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.



                                                           1         3         5         10
                                                          YEAR     YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum................................................  $1,227    $2,224    $3,197    $5,713
Minimum................................................  $  788    $  941    $1,120    $1,867

     EXAMPLE 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;



     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                            1        3         5         10
                                                           YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum..................................................  $597    $1,772    $2,926    $5,713
Minimum..................................................  $160    $  496    $  856    $1,867



     EXAMPLE 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Your actual costs may be higher or lower.



ASSUMPTIONS:



     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);



     - reimbursement and/or waiver of expenses was not in effect;



     - you bear the minimum or maximum fees and expenses of any of the Portfolios;



     - the underlying Portfolio earns a 5% annual return; and



     - you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)



                                                            1        3         5         10
                                                           YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------------------------------------
Maximum..................................................  $947    $2,122    $3,276    $6,063
Minimum..................................................  $510    $  846    $1,206    $2,217

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION



          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



     These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division
  (e)............................................... 2002      $11.51            $12.53         20,058

                                                     2001       10.85             11.51         17,519

                                                     2000        9.86             10.85         11,149

                                                     1999       10.12              9.86          7,735

                                                     1998       10.00             10.12            793


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


PIMCO Total Return Division (h)..................... 2002       10.55             11.41          8,941

                                                     2001       10.00             10.55          2,743


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division (h)....... 2002       15.07             16.07          3,844

                                                     2001       14.30             15.07          1,179


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

State Street Research Bond Income Division (c)...... 2002      $21.93            $23.46         17,570

                                                     2001       20.49             21.93         18,441

                                                     2000       18.65             20.49         16,397

                                                     1999       19.33             18.65         18,535

                                                     1998       17.89             19.33         20,060

                                                     1997       16.49             17.89         16,307

                                                     1996       16.12             16.49         16,604

                                                     1995       13.65             16.12         15,252

                                                     1994       14.27             13.65         13,923

                                                     1993       12.98             14.27         14,631


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value

Salomon Brothers Strategic Bond Opportunities
  Division (h)...................................... 2002       16.22             17.55          1,216

                                                     2001       15.37             16.22            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


Calvert Social Balanced Division.................... 2002       24.80             20.02            319

                                                     2001       26.99             24.80          1,564

                                                     2000       28.21             26.99          1,527

                                                     1999       25.45             28.21          1,453

                                                     1998       22.16             25.45          1,367

                                                     1997       18.68             22.16          1,181

                                                     1996       16.80             18.68            995

                                                     1995       13.11             16.80            787

                                                     1994       13.71             13.11            630

                                                     1993       12.86             13.71            473


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


State Street Research Diversified Division.......... 2002      $26.81            $22.81         53,831

                                                     2001       28.98             26.81         66,375

                                                     2000       29.04             28.98         75,259

                                                     1999       27.05             29.04         75,126

                                                     1998       22.89             27.05         73,897

                                                     1997       19.22             22.89         62,604

                                                     1996       17.00             19.22         52,053

                                                     1995       13.55             17.00         42,712

                                                     1994       14.15             13.55         40,962

                                                     1993       12.70             14.15         31,808


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value



Lord Abbett Bond Debenture Division (d)............. 2002       10.65             10.65          4,922

                                                     2001       10.93             10.65          5,375

                                                     2000       11.17             10.93          5,291

                                                     1999        9.60             11.17          4,708

                                                     1998       10.51              9.60          3,882

                                                     1997       10.00             10.51          2,375


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


American Funds Growth-Income Division (h)........... 2002       87.85             70.85          1,163

                                                     2001       86.74             87.85            404


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


MetLife Stock Index Division........................ 2002      $34.37            $26.36         73,961
                                                     2001       39.62             34.37         80,855
                                                     2000       44.24             39.62         83,765
                                                     1999       37.08             44.24         79,702
                                                     1998       29.28             37.08         71,204
                                                     1997       22.43             29.28         58,817
                                                     1996       18.52             22.43         43,141
                                                     1995       13.70             18.52         29,883
                                                     1994       13.71             13.70         23,458
                                                     1993       12.67             13.71         18,202


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


MFS Investors Trust Division (h).................... 2002        8.35              6.58            796
                                                     2001       10.06              8.35            494


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Research Managers Division (h).................. 2002        8.83              6.62            291
                                                     2001       11.31              8.83            164


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


State Street Research Investment Trust Division..... 2002       30.49             22.24         47,435
                                                     2001       37.20             30.49         57,292
                                                     2000       40.14             37.20         62,971
                                                     1999       34.30             40.14         64,026
                                                     1998       27.10             34.30         64,053
                                                     1997       21.37             27.10         60,102
                                                     1996       17.71             21.37         49,644
                                                     1995       13.47             17.71         38,047
                                                     1994       14.10             13.47         32,563
                                                     1993       12.48             14.10         24,608


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Davis Venture Value Division (a).................... 2002      $27.02            $22.32          2,269
                                                     2001       30.79             27.02          2,072
                                                     2000       30.19             30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Structured Equity Division (f)................... 2002       23.06             19.04             40


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (e)......... 2002       11.60              9.83         19,479
                                                     2001        9.92             11.60         16,415
                                                     2000        8.93              9.92          4,947
                                                     1999        9.71              8.93          3,631
                                                     1998       10.00              9.71            386

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


State Street Research Large Cap Value Division
  (f)............................................... 2002       10.00              7.93            284


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


American Funds Growth Division (h).................. 2002      118.11             88.13            925
                                                     2001      146.13            118.11            383


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Janus Growth Division (g)(h)........................ 2002      $ 7.76            $ 5.32          1,511
                                                     2001       10.00              7.76          1,023


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)..................... 2002        4.95              3.47          5,946
                                                     2001        7.24              4.95          5,527
                                                     2000        9.82              7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (e)......... 2002       11.62              8.81         10,694
                                                     2001       13.06             11.62         12,077
                                                     2000       13.29             13.06         12,475
                                                     1999       11.01             13.29          3,394
                                                     1998       10.00             11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


FI Mid Cap Opportunities Division (f)............... 2002       10.00              8.12            224


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Mid Cap Core Equity Division (f)............ 2002       11.41              9.70            342


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


MetLife Mid Cap Stock Index Division (a)............ 2002      $10.36            $ 8.71         10,596
                                                     2001       10.62             10.36          8,080
                                                     2000       10.00             10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (h)........... 2002       26.80             24.13          5,044
                                                     2001       21.38             26.80          2,800


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Neuberger Berman Partners Mid Cap Value Division
  (e)............................................... 2002       15.20             13.56          9,180
                                                     2001       15.78             15.20          9,094
                                                     2000       12.46             15.78          7,506
                                                     1999       10.73             12.46          2,438
                                                     1998       10.00             10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Janus Mid Cap Division (b).......................... 2002       15.91             11.16         42,962
                                                     2001       25.71             15.91         52,028
                                                     2000       37.86             25.71         57,546
                                                     1999       17.19             37.86         44,078
                                                     1998       12.69             17.19         19,031
                                                     1997       10.00             12.69          7,417


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Division.... 2002      $25.42            $17.89         27,179
                                                     2001       33.76             25.42         31,091
                                                     2000       37.01             33.76         33,051
                                                     1999       28.12             37.01         31,947
                                                     1998       25.05             28.12         38,975
                                                     1997       23.77             25.05         43,359
                                                     1996       22.35             23.77         43,962
                                                     1995       17.47             22.35         33,899
                                                     1994       18.03             17.47         26,890
                                                     1993       14.89             18.03         17,094

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division (h)........... 2002        8.43              4.66          2,343
                                                     2001       10.00              8.43          1,519

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Loomis Sayles Small Cap Division (a)................ 2002       22.99             17.81            759
                                                     2001       25.53             22.99            654
                                                     2000       25.79             25.53            353
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Russell 2000(R) Index Division (e).................. 2002       12.08              9.49         10,366
                                                     2001       12.13             12.08          9,632
                                                     2000       12.76             12.13          9,113
                                                     1999       10.53             12.76          5,395
                                                     1998       10.00             10.53            598
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Aurora Division (a)........... 2002      $14.03            $10.90         18,446
                                                     2001       12.25             14.03         14,487
                                                     2000       10.00             12.25          4,095
[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division (h).... 2002        8.81              6.28          1,420
                                                     2001       10.00              8.81            769


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Met/AIM Small Cap Growth Division (f)............... 2002       11.25              8.51            130


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)......... 2002       12.25              8.87         16,729
                                                     2001       13.64             12.25         18,643
                                                     2000       15.19             13.64         19,423
                                                     1999       12.02             15.19         14,007
                                                     1998       11.76             12.02         13,119
                                                     1997       10.00             11.76          6,932


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


PIMCO Innovation Division (h)....................... 2002        7.44              3.63          2,785
                                                     2001       10.00              7.44          2,036


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Scudder Global Equity Division (b).................. 2002      $12.37            $10.26         10,868
                                                     2001       14.93             12.37         12,091
                                                     2000       15.36             14.93         11,687
                                                     1999       12.43             15.36          9,323
                                                     1998       10.85             12.43          7,712
                                                     1997       10.00             10.85          4,826


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Harris Oakmark International Division (f)........... 2002       10.61              8.86             42


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


MFS Research International Division (h)............. 2002        8.73              7.63            830
                                                     2001       10.00              8.73            409


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (e)........... 2002        8.69              7.16         12,545
                                                     2001       11.25              8.69         11,012
                                                     2000       13.31             11.25          8,034
                                                     1999       10.79             13.31          3,869
                                                     1998       10.00             10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------


Putnam International Stock Division................. 2002      $12.87            $10.49         13,031
                                                     2001       16.41             12.87         13,984
                                                     2000       18.49             16.41         13,980
                                                     1999       16.07             18.49         13,052
                                                     1998       13.28             16.07         14,330
                                                     1997       13.77             13.28         15,865
                                                     1996       14.19             13.77         17,780
                                                     1995       14.25             14.19         17,553
                                                     1994       13.74             14.25         16,674
                                                     1993        9.41             13.74          6,921


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]


             Year End Accumulation Unit Value


American Funds Global Small Capitalization Division
  (h)............................................... 2002       13.63             10.90          1,291
                                                     2001       15.83             13.63            549


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value


---------------

(a) Inception Date: July 5, 2000.

(b) Inception Date: March 3, 1997.

(c) The assets of State Street Research Bond Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.

(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

(e) Inception Date: November 9, 1998.

(f) Inception date: May 1, 2002.

(g) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.

(h) Inception Date: May 1, 2001.

                                    METLIFE


     Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife, was formed under laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


                               METROPOLITAN LIFE
                               SEPARATE ACCOUNT E

     We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

     The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

                            YOUR INVESTMENT CHOICES


     The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Supplement. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Structured Equity, FI Mid Cap Opportunities, Met/AIM Small Cap Growth, Harris Oakmark International (formerly State Street Research Concentrated International), Met/AIM Mid Cap Core Equity and State Street Research Large Cap Value, which are all Class E.


     The investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

PIMCO TOTAL RETURN PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
 PORTFOLIO
CALVERT SOCIAL BALANCED PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
LORD ABBETT BOND DEBENTURE PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
MFS INVESTORS TRUST PORTFOLIO
MFS RESEARCH MANAGERS PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
DAVIS VENTURE VALUE PORTFOLIO
FI STRUCTURED EQUITY PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO
AMERICAN FUNDS GROWTH PORTFOLIO

JANUS AGGRESSIVE GROWTH PORTFOLIO


MET/PUTNAM VOYAGER PORTFOLIO

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FI MID CAP OPPORTUNITIES

MET/AIM MID CAP CORE EQUITY PORTFOLIO
METLIFE MID CAP STOCK INDEX PORTFOLIO
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

JANUS MID CAP PORTFOLIO


STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

LOOMIS SAYLES SMALL CAP PORTFOLIO
RUSSELL 2000(R) INDEX PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO
MET/AIM SMALL CAP GROWTH PORTFOLIO
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
PIMCO INNOVATION PORTFOLIO

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

SCUDDER GLOBAL EQUITY PORTFOLIO
MFS RESEARCH INTERNATIONAL PORTFOLIO
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
PUTNAM INTERNATIONAL STOCK PORTFOLIO

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION PORTFOLIO



     While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.



     The degree of investment risk you assume will depend on the investment divisions you choose.


     Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     * Your employer, association or other group contract holder limits the available investment divisions.

     *  We have restricted the available investment divisions.

     *  Some of the investment divisions are not approved in your state.

     * For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


     The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

     The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Harris Oakmark International (formerly State Street Research Concentrated International), the Janus Mid Cap, the Calvert Social Balanced and the Harris Oakmark Focused Value Portfolios, each Portfolio is "diversified" under the 1940 Act.



     The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.



     In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


                               DEFERRED ANNUITIES

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


     Add this sentence to this section of the May 1, 2001 prospectus:


     We are not a party to your employer's retirement plan.


PURCHASE PAYMENTS



     Substitute this section for the one in your last prospectus:



  LIMITS ON PURCHASE PAYMENTS



     Your ability to make purchase payments may be limited by:



     *  Federal tax laws.



     * Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.



     * Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).



     * For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.



     *  Receiving systematic termination payments (described later).

ACCESS TO YOUR MONEY



     Add this section:



ACCOUNT REDUCTION LOANS



     In the future, we anticipate administering loan programs made available through plans or group arrangements on an account reduction basis. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents.



CONTRACT FEE



     Add this section:



ACCOUNT REDUCTION LOAN FEES



     In the future, we anticipate making available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there will be a $75 account reduction loan initiation fee. This fee will be paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee will be taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and will be paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES


     Substitute this section for the one in the May 1, 2001 prospectus:


  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

     Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES

  WHEN NO EARLY WITHDRAWAL CHARGE APPLIES


     Delete the last paragraph from this section in the May 1, 2002 prospectus and the paragraph in this section in the May 1, 2001 prospectus (added by Supplement dated May 1, 2002) and insert the following paragraphs:



     * For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your contract must be in existence for 10 years prior to the requested withdrawal.



     * If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



     * If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.



WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



     Substitute this paragraph for the first paragraph of this section in your last prospectus:



          If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



DEATH BENEFIT



     Substitute this section for the one in your last prospectus:



          Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options, other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

                                INCOME ANNUITIES



CHARGES



     Substitute this section for the one in the May 1, 2001 prospectus:


  INVESTMENT-RELATED CHARGE

     This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

     Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

     Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


     We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


                              GENERAL INFORMATION

ADMINISTRATION

     All transactions will be processed in the manner described below.

  PURCHASE PAYMENTS

     Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

     Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

     * On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     *  After the close of the Exchange.

     In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

     We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

     Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

  CONFIRMING TRANSACTIONS

     You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

  PROCESSING TRANSACTIONS

     We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


     If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


  BY TELEPHONE OR INTERNET


     You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


     *  Account Balance

     *  Unit Values

     *  Current rates for the Fixed Interest Account

     *  Transfers

     *  Changes to investment strategies

     *  Changes in the allocation of future purchase payments.

     You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.

     Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

     We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

     Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems. We are not responsible or liable for:

     * any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     * any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

  AFTER YOUR DEATH

     If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

  THIRD PARTY REQUESTS

     Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contracts owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners; including those who engage in market timing transactions.

  VALUATION

     We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

     When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


ADVERTISING PERFORMANCE



     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.



     We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



     YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



     CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.



     AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.



     For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions within the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date. We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.



     We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.



     All performance numbers are based on historical earnings. These numbers are not intended to indicate future results.

     Past performance is no guarantee of future results.



     Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.



CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY



     Delete from this section in your last prospectus all references to the Zenith Fund.



VOTING RIGHTS



     Delete from this section in your last prospectus all references to the Zenith Fund.



FINANCIAL STATEMENTS



     The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


YOUR SPOUSE'S RIGHTS

     If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

     If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

     For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

     We may not cancel your Income Annuity.

     We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

                                  INCOME TAXES

     The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.

     You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information. Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

     For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

     Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Supplement. Please consult your tax adviser.

     MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


  GENERAL

     Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

     Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.

     We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:


     * increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

     *  adding "catch-up" contributions for taxpayers age 50 and above; and

     *  adding enhanced portability features.

     You should consult your tax adviser regarding these changes.

     Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increase contribution limits for IRAs and qualified plans) expire after 2010.

  PURCHASE PAYMENTS

     Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

     Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

     There are different annual purchase payments limits for the annuities discussed in this Supplement. Purchase payments in excess of the limits may result in adverse tax consequences.

     Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

  WITHDRAWALS AND INCOME PAYMENTS

     Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.

     If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For PEDC contracts under a Section 457(b) plan of a tax-exempt employer which is not a state or local government, you can only transfer such amounts to another PEDC plan.

     Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

  MINIMUM DISTRIBUTION REQUIREMENTS

     Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

     *  The year you turn age 70 1/2 or;

     * Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

     Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

     It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing a pay-out option.


     If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax adviser.


  WITHDRAWALS BEFORE AGE 59 1/2

     If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. In general this does not apply to PEDC annuities. (However it does apply to distributions from PEDC contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)

     As indicated in the chart below, some taxable distributions prior to age
59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                                                TYPE OF CONTRACT
                                                              --------------------
                                                              TSA   KEOGH   403(A)
                                                              --------------------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy, after you
have separated from service                                    x      x       x
After you die                                                  x      x       x
After you become totally disabled (as defined in the Code)     x      x       x
To pay deductible medical expenses                             x      x       x
After separation from service if you are over age 55 at time
of separation                                                  x      x       x
After December 31, 1999 for IRS levies                         x      x       x

 SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

     If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

     If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.


     Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


  MANDATORY 20% WITHHOLDING (EXCEPT PEDC)

     We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts under Section 457(b) plans of tax-exempt employers which are not state or local governments. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

     Generally, an "eligible rollover distribution" is any amount you receive from your contract. However, it does not include distributions that are:

     *  A series of substantially equal payments made at least annually for:

          --   Your life or life expectancy

          --   Both you and your beneficiary's lives or life expectancies

          --   A specified period of 10 years or more

     *  Withdrawals to satisfy minimum distribution requirements

     *  Certain withdrawals on account of financial hardship

     Other exceptions to the definition of eligible rollover distribution may exist.

     For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

     You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

  AFTER DEATH

     The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

     If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


     If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.


     If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

TSA ANNUITIES

  GENERAL

     TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

     Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

  WITHDRAWALS

     If you are under 59 1/2, you cannot withdraw money from your contract unless the withdrawal:

     * Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     *  Is directly transferred to other sec.403(b) arrangements;

     *  Relates to amounts that are not salary reduction elective deferrals;

     * Is after you die, leave your job or become disabled (as defined by the Code); or

     * Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

     You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

     See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

  LOANS


     If your TSA annuity permits contract loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



     The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



     Your contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.


KEOGH ANNUITIES

  GENERAL

     Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

     See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

PEDC

  GENERAL

     PEDC plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

     PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

     PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

  WITHDRAWALS


     Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.



     Generally, monies in your contract can not be "made available" to you until you:


     *  Reach age 70 1/2

     *  Leave your job

     *  Have an unforeseen emergency (as defined by the Code)


  MINIMUM DISTRIBUTION


     The minimum distribution rules for contracts issued for PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

  SPECIAL RULES

     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

403(a)

  GENERAL

     The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

     See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION


                                                              PAGE
COVER PAGE..................................................     1
TABLE OF CONTENTS...........................................     1
INDEPENDENT AUDITORS........................................     2
SERVICES....................................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED       2
     ANNUITIES AND INCOME ANNUITIES.........................
EARLY WITHDRAWAL CHARGE.....................................     2
EXPERIENCE FACTOR...........................................     2
VARIABLE INCOME PAYMENTS....................................     2
INVESTMENT MANAGEMENT FEES..................................     5
PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE               7
     ACCOUNT................................................
VOTING RIGHTS...............................................     9
ERISA.......................................................    10
TAXES.......................................................    11
PERFORMANCE DATA............................................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1
FINANCIAL STATEMENTS OF METLIFE.............................  F-65

                                    APPENDIX

PREMIUM TAX TABLE

     If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                   KEOGH AND          PEDC
                                                   TSA DEFERRED    403(A) DEFERRED    DEFERRED AND
                                                   AND INCOME      AND INCOME         INCOME
                                                   ANNUITIES       ANNUITIES          ANNUITIES(1)
California.......................................  0.5%            0.5%               2.35%
Maine............................................  --              --                 --
Nevada...........................................  --              --                 --
Puerto Rico......................................  1.0%            1.0%               1.0%
South Dakota.....................................  --              --                 --
West Virginia....................................  1.0%            1.0%               1.0%
Wyoming..........................................  --              --                 --

---------------


     (1) Premium tax rates applicable to Deferred and Income Annuities purchased under retirement plans of public employers meeting the requirements of sec.401(a) of the Code are included under the column headed "Keogh and 403(a) Deferred and Income Annuities."

                                  APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

     If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

     If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


     [ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.
         and Met Investors Series Trust


     [ ] Calvert Social Balanced Portfolio

     [ ] American Funds Insurance Series

     [ ] I have changed my address. My current address is:

-----------------------------------------------------
                                                        Name -----------------------------------------------
                  (Contract Number)
                                                        Address --------------------------------------------
-----------------------------------------------------  -----------------------------------------------------
                     (Signature)                                                                         zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                                  U.S. Postage
                                                                      Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                     GROUP AND INDIVIDUAL DEFERRED ANNUITY
                          AND INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                  May 1, 2003



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities dated May 1, 2003 and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893.



     A Statement of Additional Information for the Metropolitan Series Fund, Inc., the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.



     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for Preference Plus Account and Financial Freedom Account Variable Annuity Contracts dated May 1, 2003.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Services....................................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities and Income Annuities............................     2
Early Withdrawal Charge.....................................     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Investment Management Fees..................................     5
Performance Data and Advertisement of the Separate
  Account...................................................     7
Voting Rights...............................................     9
ERISA.......................................................    10
Taxes.......................................................    11
Performance Data............................................    22
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-65

INDEPENDENT AUDITORS

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

SERVICES

     MetLife has retained FASCorp. to administer some of its group contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES AND INCOME ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities and Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Preference Plus and VestMet Deferred Annuities and Income Annuities and Financial Freedom Account Deferred Annuities and Income Annuities by certain qualified employees of MetLife. They may also be sold over the Internet.

     From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.


     The offering of all Deferred Annuities and Income Annuities is continuous. Owners and participants under the Deferred Annuities and the Income Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity or Income Annuity.


EARLY WITHDRAWAL CHARGE


     The total amount of early withdrawal charges paid to and retained by MetLife for the years ended December 31, 1999, 2000, 2001 and 2002 were $11,573,446, $14,675,311, $15,484,876 and $22,002,535 respectively.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and for certain other Deferred Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the new rates.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 4% of Assumed Investment Rate......   .99989255

 4. (2) X (3)...............................................    1.023448

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43917

                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date.........      1,500.00

 2. Accumulation Unit Value.................................    $ 11.80000

 3. Accumulation Value of the Deferred Annuity (1) X (2)....    $17,700.00

 4. First monthly income payment per $1,000 of Accumulation
    Value...................................................    $     5.63

 5. First monthly income payment (3) X (4) / 1,000..........    $    99.65

 6. Assume Annuity Unit Value as of Annuity Date equal to
    (see Illustration of Calculation of Annuity Unit Value
    above)..................................................    $ 10.80000

 7. Number of Annuity Units (5) / (6).......................       9.22685

 8. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 9. Second monthly Annuity Payment (7) X (8)................    $   101.22

10. Assume Annuity Unit Value for third month equal to......    $ 10.52684

11. Next monthly Annuity Payment (7) X (10).................    $    97.13

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.


     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
State Street Research Investment   1st $500 Million           .55%
  Trust                            next $500 million          .50%
                                   over $1 billion            .45%
State Street Research Diversified  1st $500 million           .50%
                                   next $500 million          .45%
                                   over $1 billion            .40%
State Street Research              1st $500 million           .75%
  Aggressive Growth                next $500 million          .70%
                                   over $1 billion            .65%
Met/Putnam Voyager                 1st $500 million           .80%
                                   next $500 million          .75%
                                   over $1 billion            .70%
State Street Research Aurora       1st $500 million           .85%
                                   next $500 million          .80%
                                   over $1 billion            .75%
Putnam International Stock         1st $500 million           .90%
                                   next $500 million          .85%
                                   over $1 billion            .80%
T. Rowe Price Small Cap Growth     1st $100 million           .55%
                                   next $300 million          .50%
                                   over $400 million          .45%
T. Rowe Price Large Cap Growth     1st $50 million            .70%
                                   over $50 million           .60%
Janus Mid Cap                      1st $100 million           .75%
                                   next $400 million          .70%
                                   over $500 million          .65%
Scudder Global Equity              1st $50 million            .90%
                                   next $50 million           .55%
                                   next $400 million          .50%
                                   over $500 million         .475%
Harris Oakmark Large Cap Value     1st $250 million           .75%
                                   over $250 million          .70%
Neuberger Berman Partners          1st $100 million           .70%
  Mid Cap Value                    next $250 million         .675%
                                   next $500 million          .65%
                                   next $750 million         .625%
                                   over $1.6 billion          .60%
Franklin Templeton Small Cap       1st $500 million           .90%
  Growth                           over $500 million          .85%
MetLife Stock Index                All Assets                 .25%



                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
Lehman Brothers(R) Aggregate       All Assets                 .25%
  Bond Index
Russell 2000(R) Index              All Assets                 .25%
Morgan Stanley EAFE(R) Index       All Assets                 .30%
MetLife Mid Cap Stock Index        All Assets                 .25%
State Street Research Large        1st $250 million           .70%
  Cap Value                        next $500 million          .65%
                                   over $750 million          .60%
Loomis Sayles Small Cap            the first $500 million    0.90%
                                   amounts in excess of      0.85%
                                   $500 million
Harris Oakmark Focused Value       all assets                0.75%
Davis Venture Value                for the first $1          0.75%
                                   billion and
                                   for amounts over $1       0.70%
                                   billion
Salomon Brothers Strategic         all assets                0.65%
  Opportunities Bond
Salomon Brothers U.S. Government   all assets                0.55%
MFS Investors Trust                all assets                0.75%
MFS Research Managers              all assets                0.75%
State Street Research Bond Income  first $1 billion          0.40%
                                   next $1 billion           0.35%
                                   next $1 billion           0.30%
                                   over $3 billion           0.25%
FI Structured Equity               for the first $200        0.70%
                                   million
                                   for the next $300         0.65%
                                   million
                                   for the next $1.5         0.60%
                                   billion and
                                   for amounts over $2       0.55%
                                   billion
FI Mid Cap Opportunities           for the first $250        0.80%
                                   million
                                   for the next $500         0.75%
                                   million and
                                   for amounts over $750     0.70%
                                   million
State Street Research Money        for the first $1          0.35%
  Market                           billion
                                   for the next $1           0.30%
                                   billion and
                                   for amounts over $2       0.25%
                                   billion



     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.



     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
State Street Research &           State Street Research
  Management Company(1)           Diversified
                                  State Street Research
                                  Investment Trust
                                  State Street Research
                                    Money Market
                                  State Street Research
                                    Bond Income
                                  State Street Research
                                    Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research
                                    Large Cap Value
Putnam Investment Management,     Met/Putnam Voyager
  Inc.                            Putnam International Stock
Janus Capital Management LLC      Janus Mid Cap
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management    Scudder Global Equity
  Americas Inc.
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                      Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth
Salomon Brothers Asset            Salomon Brothers U.S.
  Management Inc                    Government
                                  Salomon Brothers Strategic
                                    Opportunities Bond
Massachusetts Financial Services  MFS Investors Trust
  Company                         MFS Research Managers
Davis Selected Advisers           Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management & Research    FI Structured Equity
  Company                         FI Mid Cap Opportunities


------------------
(1) State Street Research & Management Company is one of our subsidiaries.


CALVERT


     The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of 0.425% of the Portfolio's average daily net assets.


     Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. and SSga Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.


     The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment advisor, a monthly investment advisory fee equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.

     Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Mid Cap Growth Portfolio.

FIDELITY

     Fidelity's VIP Equity-Income, VIP Growth, VIP Overseas and VIP Asset Manager Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio, .45% for Fidelity's VIP Overseas Portfolio and .25% for Fidelity's VIP Asset Manager Portfolio of the average net assets throughout the month. FMR pays sub-advisory fees to Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. for Fidelity's VIP Overseas and VIP Asset Manager Portfolios and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP Funds. Fidelity's VIP Money Market Portfolio and VIP Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above ..37% and it drops as total assets under management increase, and the individual rate is .03% and .30%, of Fidelity's VIP Money Market and VIP Investment Grade Bond Portfolios' average net assets throughout the month, respectively. In addition to the sum of the group and individual fee rates, Fidelity's VIP Money Market Portfolio's fee may be affected by an income component. If the portfolio's gross yield is 5% or less, the sum of the group and individual fee rate is the management fee. The income-based component is added to the basic fee only when the portfolio's yield is greater than 5%. The income-based fee is 6% of that portion of the portfolio's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%. FMR pays a sub-advisory fee to Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.) for Fidelity's VIP Money Market Portfolio. These fees are paid by FMR, on behalf of the Fidelity VIP Funds.


MET INVESTORS ADVISORY LLC


     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


         PORTFOLIO                       ADVISORY FEE
         ---------                       ------------
PIMCO Total Return Portfolio  0.50%
PIMCO Innovation Portfolio    1.05%
T. Rowe Price Mid-Cap Growth  0.95%
  Portfolio
MFS Research International    0.80% of first $200 million of
  Portfolio                   such assets plus
                              0.75% of such assets over $200
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million up to $1 billion plus
                              0.65% of such assets over $1
                              billion
Lord Abbett Bond Debenture    0.60%
  Portfolio
Met/AIM Mid Cap Core Equity   0.75%
  Portfolio
Met/AIM Small Cap Growth      0.90%
  Portfolio
Harris Oakmark International  0.85%
  Portfolio
Janus Aggressive Growth       0.80% of first $100 million of
  Portfolio                   such assets plus
                              0.75% of such assets over $100
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million



     Met Investors Advisory LLC pays each Met Investors Fund Portfolio's investment advisers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.



     Massachusetts Financial Services Company is the investment adviser to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the investment adviser to PIMCO Total Return Portfolio. PIMCO Equity Advisors is the investment adviser to the PIMCO Innovation Portfolio. Lord Abbett & Co. is the investment adviser to the Lord Abbett Bond Debenture Portfolio. A I M Capital Management, Inc. is the investment adviser to the Met/AIM Mid Cap Core Equity and the Met/AIM Small Cap Growth Portfolios. Harris Associates L.P. is the investment adviser to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the investment adviser to the Janus Aggressive Growth Portfolio.


CAPITAL RESEARCH AND MANAGEMENT COMPANY


     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment adviser, a monthly fee which is accrued daily, calculated at the annual rate of:


     American Funds Global Small Capitalization Fund: .80% of the first $600 million of net assets, plus 0.74% on net assets in excess of $600 million;

     American Funds Growth Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets in excess of $13.0 billion.

     American Funds Growth-Income Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets in excess of $10.5 billion;


     The Metropolitan Fund, the Calvert Fund, the Fidelity VIP Funds, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus. The Calvert Fund's and Fidelity VIP Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The SAIs are available upon request.


PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment divisions refers to the income generated by an investment in the investment division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)--(c d ) + 1)(6) - 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an early withdrawal charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0) (annualization factor)] - 1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges since the investment division inception date, which is the date the corresponding portfolio or predecessor portfolio was first offered under the separate account that funds the Deferred Annuity or Income Annuity.



     Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.



     Historical performance information should not be relied on as a guarantee of future performance results.



     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the

Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index. Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

     Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you may furnish such materials to participants who may give you voting instructions.

     Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS


     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35.

The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities and Income Annuities and Enhanced Deferred Annuities and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

DEFERRED AND INCOME ANNUITIES

     The following discussion of the tax code provisions for the Deferred and Income Annuities includes the Enhanced Deferred and Enhanced Income Annuities subject to the same tax code provisions (all "Annuities").

     Generally, all contributions under the Deferred Annuities and purchase payments under an Income Annuity will be made on a before tax basis. This does not include contributions under:

-  Non-Qualified and Roth IRA Annuities

     And non-deductible contributions under:

-  IRA and certain other qualified Annuities

     This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Annuities, as well as non-deductible contributions to IRA Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Annuities and IRA Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Generally, the Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principals for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. For the Roth IRA Income Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Non-Qualified annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such annuities will be made on a "before tax" basis and the rules applicable to Keogh plans will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary. Wherever the terms "Keogh Annuity" or "Keogh plan" appear in this section, the term shall be deemed to include non-qualified deferred annuities with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

     Under some circumstances certain of the Annuities, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

     The taxable portion of a distribution from a Keogh, Enhanced unallocated Keogh, 403(a), TSA Annuity and governmental 457(b) plans to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement under Section 408; (2) an eligible qualified plan. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, Enhanced unallocated Keogh, 403(a), TSA Annuity or governmental 457(b) plan, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant;
(b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in Section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.

     For certain distributions after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to a defined contribution trust which agrees to accept and separately account for it.

     The IRA Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA deferred annuities only accept "after-tax" contributions.

     All taxable distributions from Keogh, Enhanced unallocated Keogh, 403(a), TSA Annuities and 457(b) plans that are not eligible rollover distributions and all taxable distributions from IRAs and Non-Qualified Annuities will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions (that are not eligible rollover distributions) from the PEDC Deferred Annuity will be subject to the same Federal income tax withholding as regular wages.


     Each type of Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Annuities before withdrawals must begin. Please be advised that new proposed tax regulations were issued regarding required minimum distributions in April 2002. These rules are generally effective for the 2003 distribution year. A 10% tax penalty applies to certain taxable withdrawals from the Annuity (or in some cases from the plan or arrangement that purchased the Annuity) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.


     In general, the purchase of an Income Annuity will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).


     Under proposed regulations, distributions under an income annuity will not be found to be increasing merely because the amount of the payments vary with the investment performance of the underlying assets. It is not clear whether certain payments under an Income Annuity will satisfy minimum distribution rules.


     If you intend to choose an pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     It is not clear whether variable income payments that increase due to the experience of an investment division will be considered non-increasing for purposes of distributions under a PEDC plan.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Interest Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before your receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on an Annuity-by-Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) made certain changes to qualified retirement plans and IRAs, including:

            -- increasing the contribution limits for qualified retirement plans and Traditional and Roth IRAs, starting in 2002.
            -- adding "catch-up" contributions for taxpayers age 50 and above;
               and
            -- adding expanded portability and tax-free opportunities.
            -- all changes made by EGTRRA are scheduled to expire after 2010.


     Traditional IRA and Enhanced IRA Annuities. The tax rules outlined in this section for both Traditional IRA and Enhanced IRA Annuities are the same. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($3,000 for 2003-2004, $4,000 for 2005-2007, and $5,000 beginning in 2008 (and indexed for inflation thereafter) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 and thereafter, provided you have sufficient compensation.) Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.



     If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is at least $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic With-drawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Traditional or Roth IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.


     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($3,000 for 2002-2004, $4,000 for 2005-2007, and $5,000 beginning in
2008, (indexed for inflation thereafter) or 100% of your "compensation." You can contributed up to the annual contribution limit to a Roth IRA if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the amount under 219(b)(1)(A) or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." (Additionally, if you are at least 50 years old; you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 and thereafter.) These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.

     You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed below.)

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception).

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire remaining interest within five years of the year in which you died or begin payments over a period and in a manner allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expec-tancy starting by December 31 of the year following the year in which you die. (Certain exceptions exist for spouses.)

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation. For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain should not exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.)

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     SEP Annuities. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

     SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to the amounts set forth below and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)

     Eligibility and Contributions. To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

     If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.


     Note: The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increased the maximum annual contribution limits for SIMPLE IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2003, the maximum annual contribution limit will increase to $8,000.00 and participants 50 or older may contribute an additional $500.00. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+ catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.



                     CONTRIBUTION LIMIT       LIMIT FOR
   FOR TAX YEARS        FOR TAXPAYERS       TAXPAYERS AGE
   BEGINNING IN         UNDER AGE 50         50 AND OLDER
-------------------  -------------------   ----------------
2003                         8,000               9,000
2004                         9,000              10,500
2005                        10,000              12,000
2006 and thereafter         10,000              12,500


     Note: the Contribution limit above will be adjusted for inflation in years after 2006.

     These contributions, not including the age 50+ catch up, (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402(g) of the Internal Revenue Code as shown below:


    FOR TAXABLE YEARS
BEGINNING IN CALENDAR YEAR   APPLICABLE DOLLAR LIMIT
--------------------------   -----------------------
2003                                  12,000
2004                                  13,000
2005                                  14,000
2006 and thereafter                   15,000

     You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

     You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.


     Rollovers. Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, a qualified employer plan, a section 403(a) plan, a 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA.



     In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or Traditional IRA or other eligible retirement plan after two years) within 60 days of the distribution.


     The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA and any earnings thereon are ultimately taxed when they are distributed from the new IRA.

     PEDC Annuity. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provided certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

     The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.


     Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant has a severance from employment with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.


     Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires.

     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

     403(a) Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.


     The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Excess contributions are subject to a 10% penalty. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, when you die, the entire remaining interest in the plan generally must be paid over a period and in a manner as allowed by the Code and regulations. The minimum distribution rules for 403(a) Annuities are similar to those rules summarized for TSAs.


     If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.


     Keogh Annuities and Enhanced Unallocated Keogh Annuity. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).

     Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your Employer, withdrawals of your entire interest under the deferred annuities must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuities, the year you retire. Also, when you die, the entire remaining interest in the Deferred Annuity generally must be paid over a period and in a manner allowed by the Code and regulations.

     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary.

     TSA Annuities. These fall under Section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

     Except for the TSA Annuity under which the employer retains all rights on behalf of participants, your employer buys the Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings); (d) after a participant dies, has a severance from employment or becomes disabled (as defined in Code);
(e) in the case of financial hardship (as defined in the tax law) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under
Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Annuity.


     Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate dis-crimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under
Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.
     Withdrawals may be transferred to another Section 403(b) funding vehicle or (for eligible rollover distributions) to another eligible qualified retirement plan or IRA without Federal tax consequences if Code requirements are met. The Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after the participant's death. Generally, when the participant dies, we must make payment of your entire remaining interest under the Annuity over a period and in a manner allowed by the Code and regulations. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2. If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.

     Non-Qualified Annuity for Section 457(f) Deferred Compensation
Plans. These are deferred compensation agreements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt organizations. In this arrangement the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Annuity which may be subject to the Non-Qualified Annuity rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

     Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under Section 72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Annuity for Section 451 Deferred Fee Arrangements.  Under a
Section 451 deferred fee arrangement, a third party which is tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contrac-tors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of Section 451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant- employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

     A trust established by the tax-exempt entity will own a Non-Qualified Annuity which may be subject to taxation rules as described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity.

     Non-Qualified Annuity for Section 451 Deferred Compensation Plans.  Under a
Section 451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

     A Section 451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, Section 451 rather than Section 457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

     A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described later under "Non-Qualified Annuities". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Deferred Annuity.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity.

     Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Annuity, the trust may be subject to the rules described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Deferred Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in Section 457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, Section 451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

     Special Tax Considerations for Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under Section 457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

     Non-Qualified Annuities. The tax rules outlined in this section for both non-Qualified and Enhanced Non-Qualified Annuities are the same. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Annuities is generally deferred until it is withdrawn only if you as owner of the Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Non-Qualified and Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before the payments under an income annuity begins, we must make payment of your entire interest under the Annuity within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

                                PERFORMANCE DATA


 FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                          (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -27.06%          -33.55%
State Street Research Bond Income Division..................       6.98%            0.73%
State Street Research Diversified Division..................     -14.92%          -21.32%
State Street Research Aggressive Growth Division............     -29.62%          -36.13%
MetLife Stock Index Division................................     -23.31%          -29.77%
Putnam International Stock Division.........................     -18.49%          -24.92%
Calvert Social Balanced Division............................     -13.27%          -19.66%
Janus Mid Cap Division......................................     -29.86%          -36.36%
Lord Abbett Bond Debenture Division.........................       0.00%           -6.30%
T. Rowe Price Small Cap Growth Division.....................     -27.59%          -34.08%
Scudder Global Equity Division..............................     -17.06%          -23.48%
Harris Oakmark Large Cap Value Division.....................     -15.26%          -21.67%
Lehman Brothers(R) Aggregate Bond Index Division............       8.86%            2.62%
Morgan Stanley EAFE(R) Index Division.......................     -17.61%          -24.03%
Neuberger Berman Partners Mid Cap Value Division............     -10.79%          -17.17%
Russell 2000(R) Index Division..............................     -21.44%          -27.89%
T. Rowe Price Large Cap Growth Division.....................     -24.18%          -30.65%
Davis Venture Value Division................................     -17.39%          -23.82%
Met/Putnam Voyager Division.................................     -29.90%          -36.41%
MetLife Mid Cap Stock Index Division........................     -15.93%          -22.34%
Loomis Sayles Small Cap Division............................     -22.53%          -28.99%
State Street Research Aurora Division.......................     -22.31%          -28.77%
PIMCO Total Return Division.................................       8.15%            1.91%
Salomon Brothers U.S. Government Division...................       6.64%            0.38%
Salomon Brothers Strategic Bond Opportunities Division......       8.20%            1.96%
American Funds Growth-Income Division.......................     -19.35%          -25.79%
MFS Investors Trust Division................................     -21.20%          -27.65%
MFS Research Managers Division..............................     -25.03%          -31.50%
American Funds Growth Division..............................     -25.38%          -31.86%
Janus Growth Division.......................................     -31.44%          -37.96%
Harris Oakmark Focused Value Division.......................      -9.96%          -16.33%
T. Rowe Price Mid-Cap Growth Division.......................     -44.72%          -51.33%
Franklin Templeton Small Cap Growth Division................     -28.72%          -35.22%
PIMCO Innovation Division...................................     -51.21%          -57.87%
MFS Research International Division.........................     -12.60%          -18.99%
American Funds Global Small Capitalization Division.........     -20.03%          -26.47%



 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                          (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -3.88%           -4.53%
State Street Research Bond Income Division..................      5.57%            5.15%
State Street Research Diversified Division..................     -0.07%           -0.62%
State Street Research Aggressive Growth Division............     -6.51%           -7.25%
MetLife Stock Index Division................................     -2.08%           -2.68%
Putnam International Stock Division.........................     -4.61%           -5.28%
Calvert Social Balanced Division............................     -0.59%           -1.15%

                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
Lord Abbett Bond Debenture Division.........................      0.27%           -0.27%
Janus Mid Cap Division......................................     -2.54%           -3.15%
T. Rowe Price Small Cap Growth Division.....................     -5.48%           -6.19%
Scudder Global Equity Division..............................     -1.11%           -1.69%



 FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                          (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION       AVERAGE
                                                               UNIT VALUE         ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------     ------------
State Street Research Investment Trust Division.............      5.95%            5.95%
State Street Research Bond Income Division..................      6.10%            6.10%
State Street Research Diversified Division..................      6.03%            6.03%
State Street Research Aggressive Growth Division............      1.85%            1.85%
MetLife Stock Index Division................................      7.60%            7.60%
Putnam International Stock Division.........................      1.09%            1.09%
Calvert Social Balanced Division............................      5.28%            5.28%



    FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                          (10% FREE CORRIDOR VERSION)


                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         1.90%             1.62%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.09%             0.79%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -2.03%            -2.38%
Scudder Global Equity Division..............................  03/03/1997         0.44%             0.14%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.41%            -1.08%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.59%             5.05%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.74%             8.62%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.62%             7.12%
Russell 2000(R) Index Division..............................  11/09/1998        -1.25%            -1.94%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -3.01%            -3.75%
Davis Venture Value Division................................  07/05/2000       -11.42%           -13.69%
Met/Putnam Voyager Division.................................  07/05/2000       -34.14%           -37.91%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.39%            -7.42%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.81%           -16.20%
State Street Research Aurora Division.......................  07/05/2000         3.52%             1.80%
Franklin Templeton Small Cap Growth Division................  05/01/2001       -24.33%           -28.47%
Salomon Brothers U.S. Government Division...................  05/01/2001         6.14%             3.03%
PIMCO Total Return Division.................................  05/01/2001         8.23%             5.18%
Salomon Brothers Strategic Bond Opportunities Division......  05/01/2001         6.70%             3.61%
American Funds Growth-Income Division.......................  05/01/2001       -13.86%           -17.57%
MFS Investors Trust Division................................  05/01/2001       -19.20%           -23.12%
MFS Research Managers Division..............................  05/01/2001       -23.67%           -27.78%
American Funds Growth Division..............................  05/01/2001       -23.79%           -27.91%
Janus Growth Division.......................................  05/01/2001       -31.49%           -35.98%
Harris Oakmark Focused Value Division.......................  05/01/2001         0.42%            -2.84%
T. Rowe Price Mid-Cap Growth Division.......................  05/01/2001       -36.72%           -41.50%
PIMCO Innovation Division...................................  05/01/2001       -45.52%           -50.90%
MFS Research International Division.........................  05/01/2001       -14.97%           -18.72%

                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
American Funds Global Small Capitalization Division.........  05/01/2001       -17.25%           -21.10%
FI Structured Equity Division...............................  05/01/2002       -17.43%           -25.13%*
State Street Research Large Cap Division....................  05/01/2002       -20.70%           -27.14%*
Met/AIM Mid Cap Core Equity Division........................  05/01/2002       -14.99%           -21.47%*
FI Mid Cap Opportunities Division...........................  05/01/2002       -18.80%           -25.23%*
Met/AIM Small Cap Growth Division...........................  05/01/2002       -24.36%           -31.03%*
Harris Oakmark International Division.......................  05/01/2002       -16.49%           -22.59%*


* These figures were not annualized since the funds were less than one year old.


      FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--PREFERENCE PLUS

                          (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -27.06%          -33.04%
State Street Research Bond Income Division..................       6.98%            1.47%
State Street Research Diversified Division..................     -14.92%          -20.73%
State Street Research Aggressive Growth Division............     -29.62%          -35.64%
MetLife Stock Index Division................................     -23.31%          -29.23%
Putnam International Stock Division.........................     -18.49%          -24.35%
Janus Mid Cap Division......................................     -29.86%          -35.87%
Lord Abbett Bond Debenture Division.........................       0.00%           -5.60%
T. Rowe Price Small Cap Growth Division.....................     -27.59%          -33.58%
Scudder Global Equity Division..............................     -17.06%          -22.90%
Harris Oakmark Large Cap Value Division.....................     -15.26%          -21.07%
Lehman Brothers(R) Aggregate Bond Index Division............       8.86%            3.39%
Morgan Stanley EAFE(R) Index Division.......................     -17.61%          -23.45%
Neuberger Berman Partners Mid Cap Value Division............     -10.79%          -16.54%
Russell 2000(R) Index Division..............................     -21.44%          -27.34%
T. Rowe Price Large Cap Growth Division.....................     -24.18%          -30.12%
Davis Venture Value Division................................     -17.39%          -23.24%
Met/Putnam Voyager Division.................................     -29.90%          -35.94%
MetLife Mid Cap Stock Index Division........................     -15.93%          -21.75%
Loomis Sayles Small Cap Division............................     -22.53%          -28.45%
State Street Research Aurora Division.......................     -22.31%          -28.22%
PIMCO Total Return Division.................................       8.15%            2.67%
Salomon Brothers U.S. Government Division...................       6.64%            1.13%
Salomon Brothers Strategic Bond Opportunities Division......       8.20%            2.71%
American Funds Growth-Income Division.......................      19.35%          -25.22%
MFS Investors Trust Division................................     -21.20%          -27.09%
MFS Research Managers Division..............................     -25.30%          -30.98%
American Funds Growth Division..............................     -25.38%          -31.34%
Janus Growth Division.......................................     -31.44%          -37.48%
Harris Oakmark Focused Value Division.......................      -9.96%          -15.70%
T. Rowe Price Mid-Cap Growth Division.......................     -44.72%          -50.95%
Franklin Templeton Small Cap Growth Division................     -28.72%          -34.72%
PIMCO Innovation Division...................................     -51.21%          -57.53%
MFS Research International Division.........................     -12.60%          -18.83%
American Funds Global Small Capitalization Division.........     -20.03%          -25.91%

      FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--PREFERENCE PLUS

                          (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -3.88%           -4.47%
State Street Research Bond Income Division..................      5.57%            5.21%
State Street Research Diversified Division..................     -0.07%           -0.56%
State Street Research Aggressive Growth Division............     -6.51%           -7.19%
MetLife Stock Index Division................................     -2.08%           -2.62%
Putnam International Stock Division.........................     -4.61%           -5.23%
Lord Abbett Bond Debenture Division.........................      0.27%           -0.21%
Janus Mid Cap Division......................................     -2.54%           -3.09%
T. Rowe Price Small Cap Growth Division.....................     -5.48%           -6.13%
Scudder Global Equity Division..............................     -1.11%           -1.63%



      FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--PREFERENCE PLUS

                          (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............      5.95%            5.95%
State Street Research Bond Income Division..................      6.10%            6.10%
State Street Research Diversified Division..................      6.03%            6.03%
State Street Research Aggressive Growth Division............      1.85%            1.85%
MetLife Stock Index Division................................      7.60%            7.60%
Putnam International Stock Division.........................      1.09%            1.09%



         FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--PREFERENCE PLUS

                          (20% FREE CORRIDOR VERSION)


                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         1.09%            1.65%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.09%            0.83%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -2.03%           -2.35%
Scudder Global Equity Division..............................  03/03/1997         0.44%            0.17%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.41%           -1.01%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.59%            5.13%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.74%           -8.55%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.62%            7.20%
Russell 2000(R) Index Division..............................  11/09/1998        -1.25%           -1.87%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -3.01%           -3.67%
Davis Venture Value Division................................  07/05/2000       -11.42%          -13.51%
Met/Putnam Voyager Division.................................  07/05/2000       -34.14%          -37.77%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.39%           -7.22%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.81%          -16.02%
State Street Research Aurora Division.......................  07/05/2000         3.52%            2.01%
Franklin Templeton Small Cap Growth Division................  05/01/2001       -24.33%          -28.19%
Salomon Brothers U.S. Government Division...................  05/01/2001         6.14%            3.42%
PIMCO Total Return Division.................................  05/01/2001         8.23%            5.57%
Salomon Brothers Strategic Bond Opportunities Division......  05/01/2001         6.70%            4.00%
American Funds Growth-Income Division.......................  05/01/2001       -13.86%          -17.26%

                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
MFS Investors Trust Division................................  05/01/2001       -19.20%          -22.82%
MFS Research Managers Division..............................  05/01/2001       -23.67%          -27.50%
American Funds Growth Division..............................  05/01/2001       -23.79%          -27.62%
Janus Growth Division.......................................  05/01/2001       -31.49%          -35.72%
Harris Oakmark Focused Value Division.......................  05/01/2001         0.42%           -2.47%
T. Rowe Price Mid-Cap Growth Division.......................  05/01/2001       -36.72%          -41.26%
PIMCO Innovation Division...................................  05/01/2001       -45.52%          -50.69%
MFS Research International Division.........................  05/01/2001       -14.97%          -18.41%
American Funds Global Small Capitalization Division.........  05/01/2001       -17.25%          -20.79%
FI Structured Equity Division...............................  05/01/2002       -17.43%          -24.56%*
State Street Research Large Cap Division....................  05/01/2002       -20.70%          -26.59%*
Met/AIM Mid Cap Core Equity Division........................  05/01/2002       -14.99%          -20.87%*
FI Mid Cap Opportunities Division...........................  05/01/2002       -18.80%          -24.66%*
Met/AIM Small Cap Growth Division...........................  05/01/2002       -24.36%          -30.50%*
Harris Oakmark International Division.......................  05/01/2002       -16.49%          -22.00%*


* These figures were not annualized since the funds were less than one year old.


 FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES

                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -26.82%          -33.31%
State Street Research Bond Income Division..................       7.31%            1.06%
State Street Research Diversified Division..................     -14.68%          -21.08%
State Street Research Aggressive Growth Division............     -29.40%          -35.90%
MetLife Stock Index Division................................     -23.06%          -29.52%
Putnam International Stock Division.........................     -18.30%          -24.73%
Janus Mid Cap Division......................................     -29.62%          -36.12%
Lord Abbett Bond Debenture Division.........................       0.37%           -5.93%
T. Rowe Price Small Cap Growth Division.....................     -27.35%          -33.84%
Scudder Global Equity Division..............................     -16.81%          -23.23%
Harris Oakmark Large Cap Value Division.....................     -14.96%          -21.36%
Lehman Brothers(R) Aggregate Bond Index Division............       9.21%            2.97%
Morgan Stanley EAFE(R) Index Division.......................     -17.33%          -23.75%
Neuberger Berman Partners Mid Cap Value Division............     -10.50%          -16.87%
Russell 2000(R) Index Division..............................     -21.16%          -27.61%
T. Rowe Price Large Cap Growth Division.....................     -23.96%          -30.42%
Davis Venture Value Division................................     -17.17%          -23.59%
Met/Putnam Voyager Division.................................     -29.58%          -36.08%
MetLife Mid Cap Stock Index Division........................     -15.66%          -22.07%
Loomis Sayles Small Cap Division............................     -22.32%          -28.78%
State Street Research Aurora Division.......................     -22.07%          -28.53%

 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES

                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -3.58%           -4.23%
State Street Research Bond Income Division..................      5.88%            5.46%
State Street Research Diversified Division..................      0.23%           -0.31%
State Street Research Aggressive Growth Division............     -6.23%           -6.96%
MetLife Stock Index Division................................     -1.79%           -2.38%
Putnam International Stock Division.........................     -4.33%           -5.00%
Lord Abbett Bond Debenture Division.........................      0.58%            0.05%
Janus Mid Cap Division......................................     -2.24%           -2.84%
T. Rowe Price Small Cap Growth Division.....................     -5.19%           -5.89%
Scudder Global Equity Division..............................     -0.82%           -1.39%



 FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES

                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............      6.27%            6.27%
State Street Research Bond Income Division..................      6.41%            6.41%
State Street Research Diversified Division..................      6.34%            6.34%
State Street Research Aggressive Growth Division............      2.16%            2.16%
MetLife Stock Index Division................................      7.92%            7.92%
Putnam International Stock Division.........................      1.39%            1.39%



FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         2.21%             1.93%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.39%             1.10%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -1.73%            -2.08%
Scudder Global Equity Division..............................  03/03/1997         0.74%             0.44%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.12%            -0.78%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.92%             5.38%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.46%            -8.33%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.95%             7.45%
Russell 2000(R) Index Division..............................  11/09/1998        -0.96%            -1.64%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -2.72%            -3.45%
Davis Venture Value Division................................  07/05/2000       -11.17%           -13.43%
Met/Putnam Voyager Division.................................  07/05/2000       -33.92%           -37.66%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.09%            -7.10%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.56%           -15.93%
State Street Research Aurora Division.......................  07/05/2000         3.83%             2.11%

 FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES

                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -26.82%          -32.79%
State Street Research Bond Income Division..................       7.31%            1.81%
State Street Research Diversified Division..................     -14.68%          -20.48%
State Street Research Aggressive Growth Division............     -29.40%          -35.41%
MetLife Stock Index Division................................     -23.60%          -28.98%
Putnam International Stock Division.........................     -18.30%          -24.15%
Janus Mid Cap Division......................................     -29.62%          -35.63%
Lord Abbett Bond Debenture Division.........................       0.37%           -5.22%
T. Rowe Price Small Cap Growth Division.....................     -27.35%          -33.34%
Scudder Global Equity Division..............................     -16.81%          -22.65%
Harris Oakmark Large Cap Value Division.....................     -14.96%          -20.77%
Lehman Brothers(R) Aggregate Bond Index Division............       9.21%            3.74%
Morgan Stanley EAFE(R) Index Division.......................     -17.33%          -23.17%
Neuberger Berman Partners Mid Cap Value Division............     -10.50%          -16.24%
Russell 2000(R) Index Division..............................     -21.16%          -27.06%
T. Rowe Price Large Cap Growth Division.....................     -23.96%          -29.89%
Calvert Social Balanced Division............................     -12.99%          -18.78%
Calvert Social Mid Cap Growth Division......................     -28.91%          -34.91%
Fidelity Equity-Income Division.............................     -20.17%          -23.58%
Fidelity Growth Division....................................     -30.77%          -36.80%
Fidelity Overseas Division..................................     -21.04%          -26.93%
Fidelity Investment Grade Bond Division.....................       9.31%            3.84%
Fidelity Asset Manager Division.............................      -9.60%          -15.33%
Davis Venture Value Division................................     -17.17%          -23.01%
Met/Putnam Voyager Division.................................     -29.58%          -35.59%
MetLife Mid Cap Stock Index Division........................     -15.66%          -21.48%
Loomis Sayles Small Cap Division............................     -22.32%          -28.23%
State Street Research Aurora Division.......................     -22.07%          -27.98%
PIMCO Total Return Division.................................       8.51%            3.03%
Salomon Brothers U.S. Government Division...................       6.88%            1.38%
Salomon Brothers Strategic Bond Opportunities Division......       8.64%            3.16%
American Funds Growth-Income Division.......................     -19.11%          -24.97%
MFS Investors Trust Division................................     -21.02%          -26.92%
MFS Research Managers Division..............................     -24.83%          -30.78%
American Funds Growth Division..............................     -25.17%          -31.12%
Janus Growth Division.......................................     -31.27%           37.31%
Harris Oakmark Focused Value Division.......................      -9.71%          -15.45%
T. Rowe Price Mid-Cap Growth Division.......................     -44.55%          -50.77%
Franklin Templeton Small Cap Growth Division................     -28.46%          -34.46%
PIMCO Innovation Division...................................     -51.07%          -57.39%
MFS Research International Division.........................     -12.34%          -18.12%
American Funds Global Small Capitalization Division.........     -19.81%          -25.67%

 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS

                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -3.58%            -4.17%
State Street Research Bond Income Division..................      5.88%             5.53%
State Street Research Diversified Division..................      0.23%            -0.25%
State Street Research Aggressive Growth Division............     -6.23%            -6.90%
MetLife Stock Index Division................................     -1.79%            -2.32%
Putnam International Stock Division.........................     -4.33%            -4.94%
Calvert Social Balanced Division............................     -0.30%            -0.79%
Calvert Social Mid Cap Growth Division......................     -1.42%            -1.94%
Fidelity Equity-Income Division.............................     -0.63%            -1.13%
Fidelity Growth Division....................................     -1.30%            -1.82%
Fidelity Overseas Division..................................     -4.86%            -5.49%
Fidelity Investment Grade Bond Division.....................      6.46%             6.12%
Fidelity Asset Manager Division.............................      0.50%             0.03%
Lord Abbett Bond Debenture Division.........................      0.58%             0.11%
Janus Mid Cap Division......................................     -2.24%            -2.78%
T. Rowe Price Small Cap Growth Division.....................     -5.19%            -5.83%
Scudder Global Equity Division..............................     -8.82%            -1.33%



 FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES

                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............      6.27%            6.27%
State Street Research Bond Income Division..................      6.41%            6.41%
State Street Research Diversified Division..................      6.34%            6.34%
State Street Research Aggressive Growth Division............      2.16%            2.16%
MetLife Stock Index Division................................      7.92%            7.92%
Putnam International Stock Division.........................      1.39%            1.39%
Calvert Social Balanced Division............................      5.59%            5.59%
Calvert Social Mid Cap Growth Division......................      4.76%            4.76%
Fidelity Equity-Income Division.............................      8.68%            8.68%
Fidelity Growth Division....................................      7.41%            7.41%
Fidelity Overseas Division..................................      3.70%            3.70%
Fidelity Investment Grade Bond Division.....................      6.28%            6.28%
Fidelity Asset Manager Division.............................      6.04%            6.04%

FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--ENHANCED PREFERENCE PLUS DEFERRED
                                   ANNUITIES

                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)


                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         2.21%            1.97%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.39%            1.14%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -1.73%           -2.04%
Scudder Global Equity Division..............................  03/03/1997         0.74%            0.48%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.12%           -0.71%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.92%            5.46%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.46%           -8.27%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.95%            7.53%
Russell 2000(R) Index Division..............................  11/09/1998        -0.96%           -1.56%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -2.72%           -3.37%
Davis Venture Value Division................................  07/05/2000       -11.17%          -13.24%
Met/Putnam Voyager Division.................................  07/05/2000       -33.92%          -37.52%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.09%           -6.91%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.56%          -15.74%
State Street Research Aurora Division.......................  07/05/2000         3.83%            2.33%
Franklin Templeton Small Cap Growth Division................  05/01/2001       -24.12%          -27.96%
Salomon Brothers U.S. Government Division...................  05/01/2001         6.45%            3.74%
PIMCO Total Return Division.................................  05/01/2001         8.57%            5.92%
Salomon Brothers Strategic Bond Opportunities Division......  05/01/2001         7.04%            4.35%
American Funds Growth-Income Division.......................  05/01/2001       -13.60%          -16.99%
MFS Investors Trust Division................................  05/01/2001       -18.99%          -22.60%
MFS Research Managers Division..............................  05/01/2001       -23.46%          -27.27%
American Funds Growth Division..............................  05/01/2001       -23.57%          -27.39%
Janus Growth Division.......................................  05/01/2001       -31.34%          -35.56%
Harris Oakmark Focused Value Division.......................  05/01/2001         0.71%           -2.18%
T. Rowe Price Mid-Cap Growth Division.......................  05/01/2001       -36.56%          -41.09%
PIMCO Innovation Division...................................  05/01/2001       -45.34%          -50.50%
MFS Research International Division.........................  05/01/2001       -14.70%          -18.13%
American Funds Global Small Capitalization Division.........  05/01/2001       -17.00%          -20.53%
FI Structured Equity Division...............................  05/01/2002       -17.31%          -24.37%*
State Street Research Large Cap Division....................  05/01/2002       -20.50%          -26.39%*
Met/AIM Mid Cap Core Equity Division........................  05/01/2002       -14.79%          -20.59%*
FI Mid Cap Opportunities Division...........................  05/01/2002       -18.60%          -24.46%*
Met/AIM Small Cap Growth Division...........................  05/01/2002       -24.22%          -30.37%*
Harris Oakmark International Division.......................  05/01/2002       -16.37%          -21.88%*


* These figures were not annualized since the funds were less than one year old.

             FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--

   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -26.82%          -26.82%
State Street Research Bond Income Division..................       7.31%            7.31%
State Street Research Diversified Division..................     -14.68%          -14.68%
State Street Research Aggressive Growth Division............     -29.40%          -29.40%
MetLife Stock Index Division................................     -23.06%          -23.06%
Putnam International Stock Division.........................     -18.30%          -18.30%
Janus Mid Cap Division......................................     -29.62%          -29.62%
Lord Abbett Bond Debenture Division.........................       0.37%            0.37%
T. Rowe Price Small Cap Growth Division.....................     -27.35%          -27.35%
Scudder Global Equity Division..............................     -16.81%          -16.81%
Harris Oakmark Large Cap Value Division.....................     -14.96%          -14.96%
Lehman Brothers(R) Aggregate Bond Index Division............       9.21%            9.21%
Morgan Stanley EAFE(R) Index Division.......................     -17.33%          -17.33%
Neuberger Berman Partners Mid Cap Value Division............     -10.50%          -10.50%
Russell 2000(R) Index Division..............................     -21.16%          -21.16%
T. Rowe Price Large Cap Growth Division.....................     -23.96%          -23.96%
Calvert Social Balanced Division............................     -12.99%          -12.99%
Calvert Social Mid Cap Growth Division......................     -28.91%          -28.91%
Fidelity Equity-Income Division.............................     -17.74%          -17.74%
Fidelity Growth Division....................................     -30.77%          -30.77%
Fidelity Overseas Division..................................     -21.04%          -21.04%
Fidelity Investment Grade Bond Division.....................       9.31%            9.31%
Fidelity Asset Manager Division.............................      -9.60%           -9.60%
Davis Venture Value Division................................     -17.17%          -17.17%
Met/Putnam Voyager Division.................................     -29.58%          -29.58%
MetLife Mid Cap Stock Index Division........................     -15.66%          -15.66%
Loomis Sayles Small Cap Division............................     -22.32%          -22.32%
State Street Research Aurora Division.......................     -22.07%          -22.07%
PIMCO Total Return Division.................................       8.51%            8.51%
Salomon Brothers U.S. Government Division...................       5.52%            5.52%
Salomon Brothers Strategic Bond Opportunities Division......       8.64%            8.64%
American Funds Growth-Income Division.......................     -19.11%          -19.11%
MFS Investors Trust Division................................     -21.02%          -21.02%
MFS Research Managers Division..............................     -24.83%          -24.83%
American Funds Growth Division..............................     -25.17%          -25.17%
Janus Growth Division.......................................     -31.27%          -31.27%
Harris Oakmark Focused Value Division.......................      -9.71%           -9.71%
T. Rowe Price Mid-Cap Growth Division.......................     -44.55%          -44.55%
Franklin Templeton Small Cap Growth Division................     -28.46%          -28.46%
PIMCO Innovation Division...................................     -51.07%          -51.07%
MFS Research International Division.........................     -12.34%          -12.34%
American Funds Global Small Capitalization Division.........     -19.81%          -19.81%

             FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--

   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -3.58%           -3.58%
State Street Research Bond Income Division..................     -5.88%           -5.88%
State Street Research Diversified Division..................      0.23%            0.23%
State Street Research Aggressive Growth Division............     -6.23%           -6.23%
MetLife Stock Index Division................................     -1.79%           -1.79%
Putnam International Stock Division.........................     -4.33%           -4.33%
Calvert Social Balanced Division............................     -0.30%           -0.30%
Calvert Social Mid Cap Growth Division......................     -1.42%           -1.42%
Fidelity Equity-Income Division.............................     -0.63%           -0.63%
Fidelity Growth Division....................................     -1.03%           -1.03%
Fidelity Overseas Division..................................     -4.86%           -4.86%
Fidelity Investment Grade Bond Division.....................      6.46%            6.46%
Fidelity Asset Manager Division.............................      0.50%            0.50%
Lord Abbett Bond Debenture Division.........................      0.58%            0.58%
Janus Mid Cap Division......................................     -2.24%           -2.24%
T. Rowe Price Small Cap Growth Division.....................     -5.19%           -5.19%
Scudder Global Equity Division..............................     -0.82%           -0.82%



             FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--

   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............      6.27%            6.27%
State Street Research Bond Income Division..................      6.41%            6.41%
State Street Research Diversified Division..................      6.34%            6.34%
State Street Research Aggressive Growth Division............      2.16%            2.16%
MetLife Stock Index Division................................      7.92%            7.92%
Putnam International Stock Division.........................      1.39%            1.39%
Calvert Social Balanced Division............................      5.59%            5.59%
Calvert Social Mid Cap Growth Division......................      4.76%            4.76%
Fidelity Equity-Income Division.............................      8.68%            8.68%
Fidelity Growth Division....................................      7.41%            7.41%
Fidelity Overseas Division..................................      3.70%            3.70%
Fidelity Investment Grade Bond Division.....................      6.28%            6.28%
Fidelity Asset Manager Division.............................      6.04%            6.04%

                FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--

   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         2.21%            2.21%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.39%            1.39%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -1.73%           -1.73%
Scudder Global Equity Division..............................  03/03/1997         0.74%            0.74%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.12%           -0.12%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.92%            5.92%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.46%           -7.46%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.95%            7.95%
Russell 2000(R) Index Division..............................  11/09/1998        -0.96%           -0.96%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -2.72%           -2.72%
Davis Venture Value Division................................  07/05/2000       -11.17%          -11.17%
Met/Putnam Voyager Division.................................  07/05/2000       -33.92%          -33.92%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.09%           -5.09%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.56%          -13.56%
State Street Research Aurora Division.......................  07/05/2000         3.83%            3.83%
Franklin Templeton Small Cap Growth Division................  05/01/2000       -24.12%          -24.12%
Salomon Brothers U.S. Government Division...................  05/01/2001         6.45%            6.45%
PIMCO Total Return Division.................................  05/01/2001         8.57%            8.57%
Salomon Brothers Strategic Bond Opportunities Division......  05/01/2001         7.04%            7.04%
American Funds Growth-Income Division.......................  05/01/2001       -13.60%          -13.60%
MFS Investors Trust Division................................  05/01/2001       -18.99%          -18.99%
MFS Research Managers Division..............................  05/01/2001       -23.46%          -23.46%
American Funds Growth Division..............................  05/01/2001       -23.57%          -23.57%
Janus Growth Division.......................................  05/01/2001       -31.34%          -31.34%
Harris Oakmark Focused Value Division.......................  05/01/2001         0.71%            0.71%
T. Rowe Price Mid-Cap Growth Division.......................  05/01/2001       -36.56%          -36.56%
PIMCO Innovation Division...................................  05/01/2001       -45.34%          -45.34%
MFS Research International Division.........................  05/01/2001       -14.70%          -14.70%
American Funds Global Small Capitalization Division.........  05/01/2001       -17.00%          -17.00%

             FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--

                  FINANCIAL FREEDOM ACCOUNT DEFERRED ANNUITIES


                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -26.82%          -26.82%
State Street Research Bond Income Division..................       7.31%            7.31%
State Street Research Diversified Division..................     -14.68%          -14.68%
State Street Research Aggressive Growth Division............     -29.40%          -29.40%
MetLife Stock Index Division................................     -23.80%          -23.80%
Putnam International Stock Division.........................     -18.30%          -18.30%
Janus Mid Cap Division......................................     -29.62%          -29.62%
Lord Abbett Bond Debenture Division.........................       0.37%            0.37%
T. Rowe Price Small Cap Growth Division.....................     -27.35%          -27.35%
Scudder Global Equity Division..............................     -16.81%          -16.81%
Harris Oakmark Large Cap Value Division.....................     -14.96%          -14.96%
Lehman Brothers(R) Aggregate Bond Index Division............       9.21%            9.21%
Morgan Stanley EAFE(R) Index Division.......................     -17.33%          -17.33%
Neuberger Berman Partners Mid Cap Value Division............     -10.50%          -10.50%
Russell 2000(R) Index Division..............................     -21.16%          -21.16%
T. Rowe Price Large Cap Growth Division.....................     -23.96%          -23.96%
Calvert Social Balanced Division............................     -12.97%          -12.97%
Calvert Social Mid Cap Growth Division......................     -28.91%          -28.91%
Fidelity Equity-Income Division.............................     -17.74%          -17.74%
Fidelity Growth Division....................................     -30.77%          -30.77%
Fidelity Overseas Division..................................     -21.04%          -21.04%
Fidelity Investment Grade Bond Division.....................       9.31%            9.31%
Fidelity Asset Manager Division.............................      -9.60%           -9.60%
Davis Venture Value Division................................     -17.17%          -17.17%
Met/Putnam Voyager Division.................................     -29.58%          -29.58%
MetLife Mid Cap Stock Index Division........................     -15.66%          -15.66%
Loomis Sayles Small Cap Division............................     -22.32%          -22.32%
State Street Research Aurora Division.......................     -22.07%          -22.07%
PIMCO Total Return Division.................................       8.51%            8.51%
Salomon Brothers U.S. Government Division...................       6.88%            6.88%
Salomon Brothers Strategic Bond Opportunities Division......       8.64%            8.64%
American Funds Growth-Income Division.......................     -19.11%          -19.11%
MFS Investors Trust Division................................     -21.02%          -21.02%
MFS Research Managers Division..............................     -24.83%          -24.83%
American Fund Growth Division...............................     -25.17%          -25.17%
Janus Growth Division.......................................     -31.27%          -31.27%
Harris Oakmark Focused Value Division.......................      -9.71%           -9.71%
T. Rowe Price Mid-Cap Growth Division.......................     -44.55%          -44.55%
Franklin Templeton Small Cap Growth Division................     -28.46%          -28.46%
PIMCO Innovation Division...................................     -51.07%          -51.07%
MFS Research International Division.........................     -12.34%          -12.34%
American Funds Global Small Capitalization Division.........     -19.81%          -19.81%

             FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--

                  FINANCIAL FREEDOM ACCOUNT DEFERRED ANNUITIES


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
MetLife Stock Index Division................................     -1.79%           -1.79%
Calvert Social Balanced Division............................     -0.29%           -0.29%
Calvert Social Mid Cap Growth Division......................     -1.42%           -1.42%
Fidelity Equity-Income Division.............................     -0.63%           -0.63%
Fidelity Growth Division....................................     -1.30%           -1.30%
Fidelity Overseas Division..................................     -4.86%           -4.86%
Fidelity Investment Grade Bond Division.....................      6.46%            6.46%
Fidelity Asset Manager Division.............................      0.50%            0.50%
State Street Research Investment Trust Division.............     -3.58%           -3.58%
State Street Research Bond Income Division..................      5.88%            5.88%
State Street Research Diversified Division..................      0.23%            0.23%
State Street Research Aggressive Growth Division............     -6.23%           -6.23%
Putnam International Stock Division.........................     -4.33%           -4.33%
Lord Abbett Bond Debenture Division.........................      0.58%            0.58%
Janus Mid Cap Division......................................     -2.24%           -2.24%
T. Rowe Price Small Cap Growth Division.....................     -5.19%           -5.19%
Scudder Global Equity Division..............................     -0.82%           -0.82%



             FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--

                  FINANCIAL FREEDOM ACCOUNT DEFERRED ANNUITIES


                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
MetLife Stock Index Division................................      7.92%            7.92%
Calvert Social Balanced Division............................      5.60%            5.60%
Calvert Social Mid Cap Division.............................      4.76%            4.76%
Fidelity Equity-Income Division.............................      8.68%            8.68%
Fidelity Growth Division....................................      7.41%            7.41%
Fidelity Overseas Division..................................      3.70%            3.70%
Fidelity Investment Grade Bond Division.....................      6.28%            6.28%
Fidelity Asset Manager Division.............................      6.04%            6.04%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 2002--FINANCIAL FREEDOM ACCOUNT
                               DEFERRED ANNUITIES



                                                                             CHANGE IN
                                                                            ACCUMULATION
                                                              INCEPTION      UNIT VALUE     AVERAGE ANNUAL
                                                                 DATE        ANNUALIZED      TOTAL RETURN
                                                              ----------    ------------    --------------
Janus Mid Cap Division......................................  03/03/1997         2.21%            2.21%
Lord Abbett Bond Debenture Division.........................  03/03/1997         1.39%            1.39%
T. Rowe Price Small Cap Growth Division.....................  03/03/1997        -1.73%           -1.73%
Scudder Global Equity Division..............................  03/03/1997         0.74%            0.74%
Harris Oakmark Large Cap Value Division.....................  11/09/1998        -0.12%           -0.12%
Lehman Brothers(R) Aggregate Bond Index Division............  11/09/1998         5.92%            5.92%
Morgan Stanley EAFE(R) Index Division.......................  11/09/1998        -7.46%           -7.46%
Neuberger Berman Partners Mid Cap Value Division............  11/09/1998         7.95%            7.95%
Russell 2000(R) Index Division..............................  11/09/1998        -0.96%           -0.96%
T. Rowe Price Large Cap Growth Division.....................  11/09/1998        -2.72%           -2.72%
Davis Venture Value Division................................  07/05/2000       -11.17%          -11.17%
Met/Putnam Voyager Division.................................  07/05/2000       -33.92%          -33.92%
MetLife Mid Cap Stock Index Division........................  07/05/2000        -5.09%           -5.09%
Loomis Sayles Small Cap Division............................  07/05/2000       -13.56%          -13.56%
State Street Research Aurora Division.......................  07/05/2000         3.83%            3.83%
Franklin Templeton Small Cap Growth Division................  05/01/2001       -24.12%          -24.12%
Salomon Brothers U.S. Government Division...................  05/01/2001         6.45%            6.45%
PIMCO Total Return Division.................................  05/01/2001         8.57%            8.57%
Salomon Brothers Strategic Bond Opportunities Division......  05/01/2001         7.04%            7.04%
American Funds Growth-Income Division.......................  05/01/2001       -13.60%          -13.60%
MFS Investors Trust Division................................  05/01/2001       -18.99%          -18.99%
MFS Research Managers Division..............................  05/01/2001       -23.46%          -23.46%
American Funds Growth Division..............................  05/01/2001       -23.57%          -23.57%
Janus Growth Division.......................................  05/01/2001       -31.34%          -31.34%
Harris Oakmark Focused Value Division.......................  05/01/2001         0.71%            0.71%
T. Rowe Price Mid-Cap Growth Division.......................  05/01/2001       -36.56%          -36.56%
PIMCO Innovation Division...................................  05/01/2001       -45.34%          -45.34%
MFS Research International Division.........................  05/01/2001       -14.70%          -14.70%
American Funds Global Small Capitalization Division.........  05/01/2001       -17.00%          -17.00%
FI Structured Equity Division...............................  05/01/2002       -17.31%          -17.31%*
State Street Research Large Cap Division....................  05/01/2002       -20.50%          -20.50%*
Met/AIM Mid Cap Core Equity Division........................  05/01/2002        -2.12%           -2.12%*
FI Mid Cap Opportunities Division...........................  05/01/2002       -18.60%          -18.60%*
Met/AIM Small Cap Growth Division...........................  05/01/2002       -12.07%          -12.07%*
Harris Oakmark International Division.......................  05/01/2002       -16.37%          -16.37%*


* These figures are not annualized since the funds were less than one year old.


       MONEY MARKET DIVISIONS--SEVEN DAY PERIOD ENDING DECEMBER 31, 2002



                                                                       EFFECTIVE
                                                              YIELD      YIELD
                                                              -----    ---------
VestMet Deferred Annuities..................................  -0.38%     -0.38%
Financial Freedom Account Deferred Annuities................   0.33%      0.33%

FOR THE PERIOD JANUARY 1, 2002 TO DECEMBER 31, 2002--VESTMET DEFERRED ANNUITIES



                                                               CHANGE IN
                                                              ACCUMULATION    AVERAGE ANNUAL
                                                               UNIT VALUE      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -27.22%          -31.91%
State Street Research Bond Income Division..................       6.71%            0.31%
State Street Research Diversified Division..................     -15.14%          -20.59%
State Street Research Aggressive Growth Division............     -29.78%          -34.05%
MetLife Stock Index Division................................     -23.49%          -28.08%



FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 2002--VESTMET DEFERRED ANNUITIES



                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............     -4.11%           -5.17%
State Street Research Bond Income Division..................      5.30%            4.54%
State Street Research Diversified Division..................     -0.32%           -1.44%
State Street Research Aggressive Growth Division............     -6.74%           -7.54%
MetLife Stock Index Division................................     -2.32%           -3.09%



FOR THE PERIOD JANUARY 1, 1993 TO DECEMBER 31, 2002--VESTMET DEFERRED ANNUITIES



                                                               CHANGE IN
                                                              ACCUMULATION
                                                               UNIT VALUE     AVERAGE ANNUAL
                                                               ANNUALIZED      TOTAL RETURN
                                                              ------------    --------------
State Street Research Investment Trust Division.............      5.69%            5.40%
State Street Research Bond Income Division..................      5.84%            5.83%
State Street Research Diversified Division..................      5.76%            5.42%
State Street Research Aggressive Growth Division............      1.61%            1.49%
MetLife Stock Index Division................................      7.33%            7.30%

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statement of operations for the period then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account E of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations for the period then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 24, 2003

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                                Metropolitan Fund
                                                        -----------------------------------------------------------------

                                                          State Street                                      State Street
                                                            Research                                          Research
                                                        Investment Trust Variable B  Variable C Variable D  Diversified
                                                           Portfolio     Portfolio   Portfolio  Portfolio    Portfolio
                                                        ---------------- ----------- ---------- ---------- --------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451)..............  $1,196,193,540  $        -- $       --  $    --   $           --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................              --   36,937,355         --       --               --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................              --           --  1,170,621       --               --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................              --           --         --   23,813               --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............              --           --         --       --    1,375,721,650
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............              --           --         --       --               --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............              --           --         --       --               --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................              --           --         --       --               --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............              --           --         --       --               --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................              --           --         --       --               --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................              --           --         --       --               --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................              --           --         --       --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................              --           --         --       --               --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................              --           --         --       --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................              --           --         --       --               --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................              --           --         --       --               --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................              --           --         --       --               --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................              --           --         --       --               --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................              --           --         --       --               --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................              --           --         --       --               --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................              --           --         --       --               --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................              --           --         --       --               --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................              --           --         --       --               --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................              --           --         --       --               --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................              --           --         --       --               --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................              --           --         --       --               --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................              --           --         --       --               --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................              --           --         --       --               --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................              --           --         --       --               --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................              --           --         --       --               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................              --           --         --       --               --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total investments......................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
Cash and Accounts Receivable...........................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total assets...........................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
LIABILITIES:
Due to Metropolitan Life Insurance Company.............              29           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
NET ASSETS.............................................  $1,196,193,511  $36,937,355 $1,170,621  $23,813   $1,375,721,650
                                                         ==============  =========== ==========  =======   ==============
Outstanding Units (In Thousands).......................          49,890          306          8       10           58,215
Unit Value.............................................        $8.39 to      $104.24    $104.24  $122.89         $9.19 to
                                                                 $49.99                                            $33.95

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
State Street
  Research                     Putnam                    T. Rowe                                     Neuberger
 Aggressive     MetLife     International    Janus     Price Small     Scudder    Harris Oakmark  Berman Partners
   Growth     Stock Index       Stock       Mid Cap    Cap Growth   Global Equity Large Cap Value  Mid Cap Value
 Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio      Portfolio       Portfolio
------------ -------------- ------------- ------------ ------------ ------------- --------------- ---------------
$         -- $           -- $         --  $         -- $         -- $         --   $         --    $         --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
 539,038,492             --           --            --           --           --             --              --
          --  2,148,997,728           --            --           --           --             --              --
          --             --  148,302,248            --           --           --             --              --
          --             --           --   524,360,926           --           --             --              --
          --             --           --            --  163,890,019           --             --              --
          --             --           --            --           --  121,961,430             --              --
          --             --           --            --           --           --    217,357,181              --
          --             --           --            --           --           --             --     137,491,102
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,019  121,961,430    217,357,181     137,491,102
          --             --           --            --          287           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,306  121,961,430    217,357,181     137,491,102
         287             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
$539,038,205 $2,148,997,728 $148,302,248  $524,360,926 $163,890,306 $121,961,430   $217,357,181    $137,491,102
============ ============== ============  ============ ============ ============   ============    ============
      28,889         80,966       14,131        46,925       18,480       11,877         22,099          10,131
    $8.11 to       $8.52 to     $8.48 to      $8.46 to     $8.26 to     $8.67 to       $8.64 to        $8.73 to
      $27.57         $29.70       $10.85        $11.36        $9.03       $10.44          $9.95          $13.73

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                           Metropolitan Fund
                                                        -------------------------------------------------------
                                                        T. Rowe Price Lehman Brothers    Morgan
                                                          Large Cap      Aggregate      Stanley      Russell
                                                           Growth       Bond Index     EAFE Index   2000 Index
                                                          Portfolio      Portfolio     Portfolio    Portfolio
                                                        ------------- --------------- ------------ ------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $         --   $         --   $         -- $         --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................           --             --             --           --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................           --             --             --           --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................           --             --             --           --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............           --             --             --           --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............           --             --             --           --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............           --             --             --           --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................           --             --             --           --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............           --             --             --           --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................           --             --             --           --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................           --             --             --           --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................           --             --             --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................           --             --             --           --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................  103,789,751             --             --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................           --    295,466,638             --           --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................           --             --    104,947,903           --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................           --             --             --  110,231,824
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................           --             --             --           --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................           --             --             --           --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................           --             --             --           --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................           --             --             --           --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................           --             --             --           --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................           --             --             --           --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................           --             --             --           --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................           --             --             --           --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................           --             --             --           --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................           --             --             --           --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................           --             --             --           --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................           --             --             --           --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................           --             --             --           --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................           --             --             --           --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total investments......................................  103,789,751    295,466,638    104,947,903  110,231,824
Cash and Accounts Receivable...........................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total assets...........................................  103,789,751    295,466,638    104,947,903  110,231,824
LIABILITIES:
Due to Metropolitan Life Insurance Company.............           --             --             --           --
                                                        ------------   ------------   ------------ ------------
NET ASSETS............................................. $103,789,751   $295,466,638   $104,947,903 $110,231,824
                                                        ============   ============   ============ ============
Outstanding Units (In Thousands).......................       11,767         23,589         14,678       11,624
Unit Value.............................................     $8.64 to      $10.59 to       $6.85 to     $8.16 to
                                                               $8.92         $12.69          $8.63        $9.61

                      See Notes to Financial Statements.

                                 Metropolitan Fund                                          Zenith Fund
------------------------------------------------------------------------------------ -------------------------
             State Street   MetLife                                   State Street   State Street State Street
Putnam Large   Research     Mid Cap      Janus    Franklin Templeton    Research       Research     Research
 Cap Growth     Aurora    Stock Index   Growth     Small Cap Growth  Large Cap Value Bond Income  Money Market
 Portfolio    Portfolio    Portfolio   Portfolio      Portfolio         Portfolio     Portfolio    Portfolio
------------ ------------ ------------ ---------- ------------------ --------------- ------------ ------------
$        --  $         -- $         -- $       --    $        --       $       --    $         --  $       --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
 22,871,019            --           --         --             --               --              --          --
         --   227,655,295           --         --             --               --              --          --
         --            --  107,024,585         --             --               --              --          --
         --            --           --  9,978,351             --               --              --          --
         --            --           --         --     11,664,106               --              --          --
         --            --           --         --             --        3,130,580              --          --
         --            --           --         --             --               --     474,778,079          --
         --            --           --         --             --               --              --   9,162,959
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,162,959
         --            --           --         --             --               --              --       9,004
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,171,963
          1            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
$22,871,018  $227,655,295 $107,024,585 $9,978,351    $11,664,106       $3,130,580    $474,778,079  $9,171,963
===========  ============ ============ ==========    ===========       ==========    ============  ==========
      6,587        20,893       12,280      1,877          1,861              396          18,889         459
   $3.38 to      $7.78 to     $8.43 to   $5.22 to       $6.18 to         $7.88 to       $10.46 to   $19.98 to
      $8.46        $10.98        $8.78      $5.34          $6.31            $7.95          $46.31      $21.75

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                    Zenith Fund
                                                        ------------------------------------
                                                           Davis                     MFS
                                                          Venture   Loomis Sayles Investors
                                                           Value      Small Cap     Trust
                                                         Portfolio    Portfolio   Portfolio
                                                        ----------- ------------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $        --  $        --  $       --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................          --           --          --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................          --           --          --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................          --           --          --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............          --           --          --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............          --           --          --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............          --           --          --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................          --           --          --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............          --           --          --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................          --           --          --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................          --           --          --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................          --           --          --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................          --           --          --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................          --           --          --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................          --           --          --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................          --           --          --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................          --           --          --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................          --           --          --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................          --           --          --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................          --           --          --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................          --           --          --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................          --           --          --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................          --           --          --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................          --           --          --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................          --           --          --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................  59,152,035           --          --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................          --   15,933,407          --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................          --           --   6,718,652
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................          --           --          --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................          --           --          --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................          --           --          --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................          --           --          --
                                                        -----------  -----------  ----------
Total investments......................................  59,152,035   15,933,407   6,718,652
Cash and Accounts Receivable...........................          --           --          --
                                                        -----------  -----------  ----------
Total assets...........................................  59,152,035   15,933,407   6,718,652
LIABILITIES:
Due to Metropolitan Life Insurance Company.............          --           --          --
                                                        -----------  -----------  ----------
NET ASSETS............................................. $59,152,035  $15,933,407  $6,718,652
                                                        ===========  ===========  ==========
Outstanding Units (In Thousands).......................       2,653          904       1,023
Unit Value.............................................    $8.83 to     $8.12 to    $6.33 to
                                                             $22.86       $18.27       $6.65

                      See Notes to Financial Statements.

                                  Zenith Fund
          -----------------------------------------------------------
             MFS                    Salomon Brothers
          Research   Harris Oakmark  Strategic Bond  Salomon Brothers
          Managers   Focused Value   Opportunities   U.S. Government
          Portfolio    Portfolio       Portfolio        Portfolio
          ---------- -------------- ---------------- ----------------
          $       --  $         --    $        --      $        --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
           2,451,502            --             --               --
                  --   145,221,494             --               --
                  --            --     29,511,785               --
                  --            --             --       90,530,462
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462
                  --            --             --               --
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462

                  --            --             --               --
          ----------  ------------    -----------      -----------
          $2,451,502  $145,221,494    $29,511,785      $90,530,462
          ==========  ============    ===========      ===========
                 374         6,025          1,691            5,668
            $6.11 to     $21.83 to      $16.05 to        $14.69 to
               $6.69        $24.83         $17.99           $16.46

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                       Zenith Fund
                                                           -----------------------------------

                                                               FI          FI          MFS
                                                           Structured    Mid Cap      Total
                                                             Equity   Opportunities  Return
                                                           Portfolio    Portfolio   Portfolio
                                                           ---------- ------------- ----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $1,071,595  $       --   $       --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................         --   2,672,891           --
MFS Total Return Portfolio
  (1 Share; cost $68).....................................         --          --           68
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................         --          --           --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................         --          --           --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................         --          --           --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................         --          --           --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................         --          --           --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................         --          --           --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................         --          --           --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................         --          --           --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................         --          --           --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................         --          --           --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................         --          --           --
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................         --          --           --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................         --          --           --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................         --          --           --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................         --          --           --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................         --          --           --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................         --          --           --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................         --          --           --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................         --          --           --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................         --          --           --
                                                           ----------  ----------   ----------
Total investments.........................................  1,071,595   2,672,891           68
Cash and Accounts Receivable..............................         --          --           --
                                                           ----------  ----------   ----------
Total assets..............................................  1,071,595   2,672,891           68
LIABILITIES:
Due to Metropolitan Life Insurance Company................         --          --           --
                                                           ----------  ----------   ----------
NET ASSETS................................................ $1,071,595  $2,672,891         $ 68
                                                           ==========  ==========   ==========
Outstanding Units (In Thousands)..........................         56         328         .002
Unit Value................................................  $17.32 to    $8.07 to    $32.23 to
                                                               $19.59       $8.14       $33.00

                      See Notes to Financial Statements.

                                Fidelity Fund                                      Calvert Fund
----------------------------------------------------------------------------- ----------------------
                                                                                           Calvert
Fidelity VIP Fidelity VIP                           Fidelity VIP Fidelity VIP   Calvert    Social
   Money       Equity-    Fidelity VIP Fidelity VIP  Investment     Asset       Social     Mid Cap
   Market       Income       Growth      Overseas    Grade Bond    Manager     Balanced    Growth
 Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio  Portfolio
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------
$        --  $         -- $         -- $        --  $        --  $        --  $        -- $       --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
 11,063,485            --           --          --           --           --           --         --
         --   107,048,117           --          --           --           --           --         --
         --            --  126,972,358          --           --           --           --         --
         --            --           --  19,411,860           --           --           --         --
         --            --           --          --   22,209,564           --           --         --
         --            --           --          --           --   45,665,325           --         --
         --            --           --          --           --           --   44,583,585         --
         --            --           --          --           --           --           --  8,957,889
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
$11,063,485  $107,048,117 $126,972,358 $19,411,860  $22,209,564  $45,665,325  $44,583,585 $8,957,889
===========  ============ ============ ===========  ===========  ===========  =========== ==========
        746         3,628        4,626       1,400        1,040        2,125        2,114        468
     $15.17        $29.50       $27.45      $13.85       $21.36       $21.47    $20.02 to     $19.16
                                                                                   $21.51

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                    Met Investors Fund
                                                           -------------------------------------

                                                           Lord Abbett      MFS          MFS
                                                              Bond       Research      Mid Cap
                                                            Debenture  International   Growth
                                                            Portfolio    Portfolio    Portfolio
                                                           ----------- ------------- -----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $        --  $       --   $        --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................          --          --            --
MFS Total Return Portfolio
  (1 Shares; cost $68)....................................          --          --            --
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................          --          --            --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................          --          --            --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................          --          --            --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................          --          --            --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................          --          --            --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................          --          --            --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................          --          --            --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................          --          --            --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................  57,316,343          --            --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................          --   8,338,351            --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................          --          --    13,645,467
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................          --          --            --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................          --          --            --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................          --          --            --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................          --          --            --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................          --          --            --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................          --          --            --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................          --          --            --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................          --          --            --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................          --          --            --
                                                           -----------  ----------   -----------
Total investments.........................................  57,316,343   8,338,351    13,645,467
Cash and Accounts Receivable..............................          --          --            --
                                                           -----------  ----------   -----------
Total assets..............................................  57,316,343   8,338,351    13,645,467
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --          --            --
                                                           -----------  ----------   -----------
NET ASSETS................................................ $57,316,343  $8,338,351   $13,645,467
                                                           ===========  ==========   ===========
Outstanding Units (In Thousands)..........................       5,370       1,105         2,939
Unit Value................................................    $9.96 to    $7.63 to      $4.66 to
                                                                $13.79       $7.67         $4.68

                      See Notes to Financial Statements.

                            Met Investors Fund                                         American Fund
-------------------------------------------------------------------------- -------------------------------------
                                                State Street                             American     American
   PIMCO                   Met/AIM    Met/AIM     Research    Oppenheimer   American       Funds        Funds
   Total       PIMCO       Mid Cap   Small Cap  Concentrated    Capital       Funds       Growth-      Global
  Return     Innovation  Core Equity  Growth    International Appreciation   Growth       Income      Small Cap
 Portfolio   Portfolio    Portfolio  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
------------ ----------- ----------- ---------- ------------- ------------ ------------ ------------ -----------
$         -- $        -- $       --  $       --   $      --    $      --   $         -- $         -- $        --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
 137,802,804          --         --          --          --           --             --           --          --
          --  11,592,650         --          --          --           --             --           --          --
          --          --  4,412,747          --          --           --             --           --          --
          --          --         --   1,769,568          --           --             --           --          --
          --          --         --          --     794,444           --             --           --          --
          --          --         --          --          --        3,150             --           --          --
          --          --         --          --          --           --    104,487,140           --          --
          --          --         --          --          --           --             --  103,900,891          --
          --          --         --          --          --           --             --           --  18,827,591
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --          --         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --           1         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
$137,802,804 $11,592,649 $4,412,747  $1,769,568   $ 794,444       $3,150   $104,487,140 $103,900,891 $18,827,591
============ =========== ==========  ==========   =========    =========   ============ ============ ===========
      12,100       3,262        454         208          90         .499          1,194        1,478       1,733
   $11.11 to    $2.93 to   $9.58 to    $8.41 to    $8.86 to     $6.30 to      $71.44 to    $57.44 to   $10.35 to
      $11.47       $3.65      $9.74       $8.54       $8.89        $6.31         $93.21       $74.94      $11.05

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                    Metropolitan Fund
                                                                    -------------------------------------------------
                                                                     State Street
                                                                       Research
                                                                      Investment
                                                                        Trust       Variable B   Variable C Variable D
                                                                      Portfolio     Portfolio    Portfolio  Portfolio
                                                                    -------------  ------------  ---------- ----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends........................................................ $   8,886,606  $    266,310  $   9,216   $   151
  Expenses.........................................................    18,909,283       441,705         --        --
                                                                    -------------  ------------  ---------   -------
Net investment (loss) income.......................................   (10,022,677)     (175,395)     9,216       151
                                                                    -------------  ------------  ---------   -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.............   (66,085,417)      643,331     43,399        --
Change in net unrealized (depreciation) appreciation of investments
 for the period....................................................  (428,155,040)  (15,556,854)  (562,444)   (8,572)
                                                                    -------------  ------------  ---------   -------
Net realized and unrealized (losses) gains on investments..........  (494,240,457)  (14,913,523)  (519,045)   (8,572)
                                                                    -------------  ------------  ---------   -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS................................................... $(504,263,134) $(15,088,918) $(509,829)  $(8,421)
                                                                    =============  ============  =========   =======

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                                  Metropolitan Fund
--------------------------------------------------------------------------------------------------------------------
                State Street
 State Street     Research                      Putnam                       T. Rowe
   Research      Aggressive      MetLife     International     Janus       Price Small     Scudder    Harris Oakmark
 Diversified       Growth      Stock Index       Stock        Mid Cap      Cap Growth   Global Equity Large Cap Value
  Portfolio      Portfolio      Portfolio      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------  -------------  -------------  ------------- -------------  ------------  ------------- ---------------
$  40,427,315  $          --  $  44,415,384  $  1,522,109  $          --  $         --  $  2,454,476   $  7,186,463
   20,578,131      8,264,707     31,201,033     2,096,472      7,931,142     2,426,851     1,709,646      2,789,769
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
   19,849,184     (8,264,707)    13,214,351      (574,363)    (7,931,142)   (2,426,851)      744,830      4,396,694
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
  (33,325,338)   (98,158,424)   (47,830,847)    1,229,560   (299,802,071)  (30,658,257)   (6,095,281)     2,731,729
 (269,960,376)  (142,132,655)  (661,053,913)  (33,522,332)    53,519,510   (34,221,994)  (21,053,921)   (49,157,322)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
 (303,285,714)  (240,291,079)  (708,884,760)  (32,292,772)  (246,282,561)  (64,880,251)  (27,149,202)   (46,425,593)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
$(283,436,530) $(248,555,786) $(695,670,409) $(32,867,135) $(254,213,703) $(67,307,102) $(26,404,372)  $(42,028,899)
=============  =============  =============  ============  =============  ============  ============   ============

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Metropolitan Fund
                                                                                   ---------------------------------------------

                                                                                      Neuberger    T. Rowe Price Lehman Brothers
                                                                                   Berman Partners   Large Cap      Aggregate
                                                                                    Mid Cap Value     Growth       Bond Index
                                                                                      Portfolio      Portfolio      Portfolio
                                                                                   --------------- ------------- ---------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................  $    457,657   $    347,977    $ 7,277,719
  Expenses........................................................................     1,793,482      1,511,473      3,052,946
                                                                                    ------------   ------------    -----------
Net investment (loss) income......................................................    (1,335,825)    (1,163,496)     4,224,773
                                                                                    ------------   ------------    -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      (588,042)    (8,230,356)     3,229,161
Change in net unrealized (depreciation) appreciation of investments for the period   (16,047,845)   (26,390,985)    14,151,148
                                                                                    ------------   ------------    -----------
Net realized and unrealized (losses) gains on investments.........................   (16,635,887)   (34,621,341)    17,380,309
                                                                                    ------------   ------------    -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $(17,971,712)  $(35,784,837)   $21,605,082
                                                                                    ============   ============    ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                              Metropolitan Fund
-------------------------------------------------------------------------------------------------------------
                                                                                   Franklin
   Morgan                                State Street     MetLife                  Templeton    State Street
  Stanley       Russell     Putnam Large   Research       Mid Cap       Janus      Small Cap      Research
 EAFE Index    2000 Index    Cap Growth     Aurora      Stock Index    Growth       Growth     Large Cap Value
 Portfolio     Portfolio     Portfolio    Portfolio      Portfolio    Portfolio    Portfolio    Portfolio (a)
------------  ------------  ------------ ------------  ------------  -----------  -----------  ---------------
    $515,464  $    759,389  $        --  $  1,307,452  $    372,591  $        --  $        --     $  13,529
   1,245,795     1,445,740      306,771     3,085,935     1,231,387      116,512      126,140        11,199
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
    (730,331)     (686,351)    (306,771)   (1,778,483)     (858,796)    (116,512)    (126,140)        2,330
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (12,197,536)   (6,920,534)  (9,568,780)      140,071    (2,570,115)  (1,882,958)  (2,259,828)     (266,085)
  (6,039,133)  (21,331,382)     710,397   (71,663,432)  (15,835,386)  (1,738,189)    (802,862)      (53,743)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (18,236,669)  (28,251,916)  (8,858,383)  (71,523,361)  (18,405,501)  (3,621,147)  (3,062,690)     (319,828)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
$(18,967,000) $(28,938,267) $(9,165,154) $(73,301,844) $(19,264,297) $(3,737,659) $(3,188,830)    $(317,498)
============  ============  ===========  ============  ============  ===========  ===========     =========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Zenith Fund
                                                                                   --------------------------------------
                                                                                   State Street State Street     Davis
                                                                                     Research     Research      Venture
                                                                                   Bond Income  Money Market     Value
                                                                                    Portfolio    Portfolio     Portfolio
                                                                                   ------------ ------------ ------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $26,622,068   $ 146,577   $    519,556
  Expenses........................................................................   5,759,318     159,028        726,203
                                                                                   -----------   ---------   ------------
Net investment (loss) income......................................................  20,862,750     (12,451)      (206,647)
                                                                                   -----------   ---------   ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (9,378,074)   (413,699)    (3,014,672)
Change in net unrealized (depreciation) appreciation of investments for the period  19,780,963     417,973     (8,476,246)
                                                                                   -----------   ---------   ------------
Net realized and unrealized (losses) gains on investments.........................  10,402,889       4,274    (11,490,918)
                                                                                   -----------   ---------   ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $31,265,639   $  (8,177)  $(11,697,565)
                                                                                   ===========   =========   ============

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                            Zenith Fund
---------------------------------------------------------------------------------------------------
                  MFS         MFS                    Salomon Brothers                       FI
Loomis Sayles  Investors   Research   Harris Oakmark  Strategic Bond  Salomon Brothers  Structured
  Small Cap      Trust     Managers   Focused Value   Opportunities   U.S. Government     Equity
  Portfolio    Portfolio   Portfolio    Portfolio       Portfolio        Portfolio     Portfolio (a)
------------- -----------  ---------  -------------- ---------------- ---------------- -------------
 $    17,754  $    22,398  $   3,152   $    252,961     $1,165,166       $1,838,360      $    931
     200,804       68,814     26,314      1,584,662        224,941          576,680         3,335
 -----------  -----------  ---------   ------------     ----------       ----------      --------
    (183,050)     (46,416)   (23,162)    (1,331,701)       940,225        1,261,680        (2,404)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (2,317,368)    (359,047)  (222,160)    (1,820,374)        59,911          163,311       (17,138)
  (1,785,701)    (951,022)  (413,525)   (14,656,939)       712,043        1,598,086            61
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (4,103,069)  (1,310,069)  (635,685)   (16,477,313)       771,954        1,761,397       (17,077)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
 $(4,286,119) $(1,356,485) $(658,847)  $(17,809,014)    $1,712,179       $3,023,077      $(19,481)
 ===========  ===========  =========   ============     ==========       ==========      ========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                           Zenith Fund
                                                                                   ---------------------------
                                                                                        FI
                                                                                      Mid Cap         MFS
                                                                                   Opportunities Total Return
                                                                                   Portfolio (a) Portfolio (b)
                                                                                   ------------- -------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $      --        $--
  Expenses........................................................................      10,413         --
                                                                                     ---------        ---
Net investment (loss) income......................................................     (10,413)        --
                                                                                     ---------        ---
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................    (113,293)        --
Change in net unrealized (depreciation) appreciation of investments for the period      33,545         --
                                                                                     ---------        ---
Net realized and unrealized (losses) gains on investments.........................     (79,748)        --
                                                                                     ---------        ---
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................   $ (90,161)       $--
                                                                                     =========        ===

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                 Fidelity Fund                                          Calvert Fund
-------------------------------------------------------------------------------  --------------------------
                                                      Fidelity VIP                 Calvert       Calvert
Fidelity VIP Fidelity VIP  Fidelity VIP  Fidelity VIP  Investment  Fidelity VIP    Social     Social Mid Cap
Money Market Equity-Income    Growth       Overseas    Grade Bond  Asset Manager  Balanced        Growth
 Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
------------ ------------- ------------  ------------ ------------ ------------- -----------  --------------
  $202,096   $  4,981,916  $    396,348  $   178,464   $  629,814   $ 1,912,499  $ 1,296,489   $        --
   124,286      1,148,423     1,459,828      213,873      181,691       450,755      562,336        97,250
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
    77,810      3,833,493    (1,063,480)     (35,409)     448,123     1,461,744      734,153       (97,250)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --        763,466      (118,628)     247,005      298,157      (875,165)    (357,440)     (994,226)
        --    (28,590,772)  (57,511,100)  (5,101,215)     959,591    (5,683,887)  (7,333,126)   (2,556,138)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --    (27,827,306)  (57,629,728)  (4,854,210)   1,257,748    (6,559,052)  (7,690,566)   (3,550,364)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
  $ 77,810   $(23,993,813) $(58,693,208) $(4,889,619)  $1,705,871   $(5,097,308) $(6,956,413)  $(3,647,614)
  ========   ============  ============  ===========   ==========   ===========  ===========   ===========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                              Met Investors Fund
                                                                                   ---------------------------------------

                                                                                    Lord Abbett       MFS          MFS
                                                                                       Bond        Research      Mid Cap
                                                                                     Debenture   International   Growth
                                                                                     Portfolio     Portfolio    Portfolio
                                                                                   ------------  ------------- -----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $  6,690,618    $  13,949   $    80,711
  Expenses........................................................................      719,242       74,052       165,987
                                                                                   ------------    ---------   -----------
Net investment (loss) income......................................................    5,971,376      (60,103)      (85,276)
                                                                                   ------------    ---------   -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (14,253,624)      22,886    (2,005,974)
Change in net unrealized (depreciation) appreciation of investments for the period    8,175,221     (735,047)   (6,237,774)
                                                                                   ------------    ---------   -----------
Net realized and unrealized (losses) gains on investments.........................   (6,078,403)    (712,161)   (8,243,748)
                                                                                   ------------    ---------   -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $   (107,027)   $(772,264)  $(8,329,024)
                                                                                   ============    =========   ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                Met Investors Fund                                                American Fund
---------------------------------------------------------------------------------  -------------------------------------------
                              Met/AIM                  State Street
                              Mid Cap       Met/AIM      Research     Oppenheimer                                American Funds
   PIMCO        PIMCO          Core        Small Cap   Concentrated     Capital    American Funds American Funds     Global
Total Return  Innovation      Equity        Growth     International Appreciation      Growth     Growth-Income    Small Cap
 Portfolio    Portfolio    Portfolio (a) Portfolio (a) Portfolio (a) Portfolio (b)   Portfolio      Portfolio      Portfolio
------------ ------------  ------------- ------------- ------------- ------------- -------------- -------------- --------------
 $       --  $         --    $   4,673     $      --     $    977        $  --      $     34,029   $  1,048,373   $   120,912
    923,205       168,001       20,462         6,804        2,922            1           976,556        923,963       188,863
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
   (923,205)     (168,001)     (15,789)       (6,804)      (1,945)          (1)         (942,527)       124,410       (67,951)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
    451,129    (8,862,942)    (214,427)     (142,271)     (35,493)          --        (3,452,758)    (1,338,173)      198,118
  7,040,652    (2,079,595)     (61,389)      (39,983)      (2,285)        (125)      (18,976,831)   (16,039,489)   (4,288,626)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
  7,491,781   (10,942,537)    (275,816)     (182,254)     (37,778)        (125)      (22,429,589)   (17,377,662)   (4,090,508)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
 $6,568,576  $(11,110,538)   $(291,605)    $(189,058)    $(39,723)       $(126)     $(23,372,116)  $(17,253,252)  $(4,158,459)
 ==========  ============    =========     =========     ========        =====      ============   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ----------------------------------------------------------
                                              State Street Research
                                           Investment Trust Portfolio       Variable B Portfolio
                                         ------------------------------  --------------------------
                                          For the Year    For the Year   For the Year  For the Year
                                             Ended           Ended          Ended         Ended
                                          December 31,    December 31,   December 31,  December 31,
                                              2002            2001           2002          2001
                                         --------------  --------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $  (10,022,677) $  285,760,419  $   (175,395) $  8,822,319
 Net realized (losses) gains from
   security transactions................    (66,085,417)     40,502,292       643,331     3,201,027
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (428,155,040)   (798,280,444)  (15,556,854)  (25,735,304)
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from operations............   (504,263,134)   (472,017,733)  (15,088,918)  (13,711,958)
                                         --------------  --------------  ------------  ------------
From capital transactions:
 Net premiums...........................     88,528,653     125,138,106        99,808       173,878
 Redemptions............................   (139,818,896)   (169,777,816)   (6,196,537)   (8,362,207)
                                         --------------  --------------  ------------  ------------
 Total net (redemptions) premiums.......    (51,290,243)    (44,639,710)   (6,096,729)   (8,188,329)
 Net portfolio transfers................   (194,554,453)   (198,531,959)         (439)        4,213
 Net other transfers....................       (383,956)     (1,044,291)       22,354       100,737
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (246,228,652)   (244,215,960)   (6,074,814)   (8,083,379)
                                         --------------  --------------  ------------  ------------
NET CHANGE IN NET ASSETS................   (750,491,786)   (716,233,693)  (21,163,732)  (21,795,337)
NET ASSETS--BEGINNING OF PERIOD.........  1,946,685,297   2,662,918,990    58,101,087    79,896,424
                                         --------------  --------------  ------------  ------------
NET ASSETS--END OF PERIOD............... $1,196,193,511  $1,946,685,297  $ 36,937,355  $ 58,101,087
                                         ==============  ==============  ============  ============

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
------------------------------------------------------------------------------------------------------------------
                                                         State Street Research           State Street Research
  Variable C Portfolio      Variable D Portfolio         Diversified Portfolio        Aggressive Growth Portfolio
------------------------  ------------------------  ------------------------------  ------------------------------
For the Year For the Year For the Year For the Year  For the Year    For the Year    For the Year    For the Year
   Ended        Ended        Ended        Ended         Ended           Ended           Ended           Ended
December 31, December 31, December 31, December 31,  December 31,    December 31,    December 31,    December 31,
    2002         2001         2002         2001          2002            2001            2002            2001
------------ ------------ ------------ ------------ --------------  --------------  -------------  ---------------
$     9,216   $  347,534    $   151      $  4,822   $   19,849,184  $  187,498,293  $  (8,264,707)  $  252,872,239
     43,399       72,823         --            --      (33,325,338)     16,964,189    (98,158,424)     (32,188,412)
   (562,444)    (916,481)    (8,572)      (11,427)    (269,960,376)   (384,212,752)  (142,132,655)    (523,056,616)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (509,829)    (496,124)    (8,421)       (6,605)    (283,436,530)   (179,750,270)  (248,555,786)    (302,372,789)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
         --           --         --            --       83,863,952     130,574,458     42,354,253       56,134,392
   (590,385)    (199,719)        --            --     (172,872,031)   (190,560,127)   (59,440,246)     (67,813,404)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (590,385)    (199,719)        --            --      (89,008,079)    (59,985,669)   (17,085,993)     (11,679,012)
         --           --         --            --     (206,076,228)   (157,798,327)   (62,626,898)     (69,075,745)
      2,705         (403)        --            --       (2,371,382)       (246,252)        32,635          (67,364)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (587,680)    (200,122)        --            --     (297,455,689)   (218,030,248)   (79,680,256)     (80,822,121)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
 (1,097,509)    (696,246)    (8,421)       (6,605)    (580,892,219)   (397,780,518)  (328,236,042)    (383,194,910)
  2,268,130    2,964,376     32,234        38,839    1,956,613,869   2,354,394,387    867,274,247    1,250,469,157
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
$ 1,170,621   $2,268,130    $23,813      $ 32,234   $1,375,721,650  $1,956,613,869  $ 539,038,205  $   867,274,247
===========   ==========    =======      ========   ==============  ==============  =============  ===============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ------------------------------------------------------------

                                                     MetLife                       Putnam
                                              Stock Index Portfolio      International Stock Portfolio
                                         ------------------------------  ----------------------------
                                            For the         For the        For the        For the
                                           Year Ended      Year Ended     Year Ended     Year Ended
                                          December 31,    December 31,   December 31,   December 31,
                                              2002            2001           2002           2001
                                         --------------  --------------  ------------   ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   13,214,351  $      726,504  $   (574,363)  $  5,374,536
 Net realized (losses) gains from
   security transactions................    (47,830,847)    218,623,281     1,229,560    (58,642,621)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (661,053,913)   (695,352,680)  (33,522,332)     4,283,802
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from operations............   (695,670,409)   (476,002,895)  (32,867,135)   (48,984,283)
                                         --------------  --------------  ------------   ------------
From capital transactions:
 Net premiums...........................    205,870,674     247,478,793    17,914,868     21,428,581
 Redemptions............................   (238,537,193)   (245,802,849)  (14,202,903)   (14,914,493)
                                         --------------  --------------  ------------   ------------
 Total net (redemptions) premiums.......    (32,666,519)      1,675,944     3,711,965      6,514,088
 Net portfolio transfers................   (121,464,210)   (132,036,347)  (13,312,317)   (15,462,226)
 Net other transfers....................       (841,450)       (235,289)      204,245         39,484
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (154,972,179)   (130,595,692)   (9,396,107)    (8,908,654)
                                         --------------  --------------  ------------   ------------
NET CHANGE IN NET ASSETS................   (850,642,588)   (606,598,587)  (42,263,242)   (57,892,937)
NET ASSETS--BEGINNING OF PERIOD.........  2,999,640,316   3,606,238,903   190,565,490    248,458,427
                                         --------------  --------------  ------------   ------------
NET ASSETS--END OF PERIOD............... $2,148,997,728  $2,999,640,316  $148,302,248   $190,565,490
                                         ==============  ==============  ============   ============

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
                                      T. Rowe Price
        Janus Mid Cap               Small Cap Growth             Scudder Global           Harris Oakmark Large
          Portfolio                     Portfolio               Equity Portfolio           Cap Value Portfolio
-----------------------------  --------------------------  --------------------------  --------------------------
   For the        For the        For the       For the       For the       For the       For the       For the
  Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
 December 31,   December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2002           2001           2002          2001          2002          2001          2002          2001
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$  (7,931,142) $  (13,354,117) $ (2,426,851) $ 18,345,297  $    744,830  $ 17,805,115  $  4,396,694  $ (1,389,508)
 (299,802,071)    (67,658,830)  (30,658,257)  (63,940,947)   (6,095,281)     (344,522)    2,731,729      (336,559)
   53,519,510    (501,903,569)  (34,221,994)   16,602,625   (21,053,921)  (50,075,476)  (49,157,322)   16,427,340
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (254,213,703)   (582,916,516)  (67,307,102)  (28,993,025)  (26,404,372)  (32,614,883)  (42,028,899)   14,701,273
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   78,317,495     134,829,501    23,773,940    28,226,005    18,661,812    24,278,930    55,698,963    43,289,710
  (55,664,011)    (71,519,010)  (17,416,451)  (15,841,130)  (12,212,003)  (10,733,613)  (18,302,421)   (9,475,831)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   22,653,484      63,310,491     6,357,489    12,384,875     6,449,809    13,545,317    37,396,542    33,813,879
 (126,395,606)   (180,614,322)  (18,785,506)  (24,810,765)  (15,561,211)   (9,195,948)   24,610,591    97,996,381
     (340,988)        377,348       (22,983)      (53,080)      (51,225)      (31,909)      (12,518)       (2,270)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (104,083,110)   (116,926,483)  (12,451,000)  (12,478,970)   (9,162,627)    4,317,460    61,994,615   131,807,990
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (358,296,813)   (699,842,999)  (79,758,102)  (41,471,995)  (35,566,999)  (28,297,423)   19,965,716   146,509,263
  882,657,739   1,582,500,738   243,648,408   285,120,403   157,528,429   185,825,852   197,391,465    50,882,202
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 524,360,926  $  882,657,739  $163,890,306  $243,648,408  $121,961,430  $157,528,429  $217,357,181  $197,391,465
=============  ==============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                      Metropolitan Fund
                                                   ------------------------------------------------------
                                                    Neuberger Berman Partners      T. Rowe Price Large
                                                     Mid Cap Value Portfolio      Cap Growth Portfolio
                                                   --------------------------  --------------------------
                                                     For the       For the       For the       For the
                                                    Year Ended    Year Ended    Year Ended    Year Ended
                                                   December 31,  December 31,  December 31,  December 31,
                                                       2002          2001          2002          2001
                                                   ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income..................... $ (1,335,825) $  1,195,041  $ (1,163,496) $ (1,748,863)
 Net realized (losses) gains from security
   transactions...................................     (588,042)    3,807,073    (8,230,356)     (682,160)
 Change in net unrealized (depreciation)
   appreciation of investments....................  (16,047,845)  (10,467,310)  (26,390,985)  (17,787,487)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from operations................................  (17,971,712)   (5,465,196)  (35,784,837)  (20,218,510)
                                                   ------------  ------------  ------------  ------------
From capital transactions:
 Net premiums.....................................   24,528,755    30,474,103    16,607,597    28,687,964
 Redemptions......................................  (11,844,163)  (10,432,016)  (10,459,277)   (9,751,130)
                                                   ------------  ------------  ------------  ------------
 Total net (redemptions) premiums.................   12,684,592    20,042,087     6,148,320    18,936,834
 Net portfolio transfers..........................   (1,512,656)    5,817,583   (14,168,225)  (20,582,506)
 Net other transfers..............................       11,488        (5,285)      (47,292)      (34,941)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from capital transactions......................   11,183,424    25,854,385    (8,067,197)   (1,680,613)
                                                   ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..........................   (6,788,288)   20,389,189   (43,852,034)  (21,899,123)
NET ASSETS--BEGINNING OF PERIOD...................  144,279,390   123,890,201   147,641,785   169,540,908
                                                   ------------  ------------  ------------  ------------
NET ASSETS--END OF PERIOD......................... $137,491,102  $144,279,390  $103,789,751  $147,641,785
                                                   ============  ============  ============  ============

                      See Notes to Financial Statements.

                                              Metropolitan Fund
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate      Morgan Stanley EAFE            Russell 2000               Putnam Large
   Bond Index Portfolio           Index Portfolio             Index Portfolio         Cap Growth Portfolio
--------------------------  --------------------------  --------------------------  ------------------------
  For the       For the       For the       For the       For the       For the       For the      For the
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001          2002         2001
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
$  4,224,773  $    489,786  $   (730,331) $   (817,472) $   (686,351) $ (1,099,774) $  (306,771) $  (290,076)
   3,229,161       988,979   (12,197,536)  (19,467,764)   (6,920,534)   (1,019,377)  (9,568,780)  (3,198,474)
  14,151,148     8,296,558    (6,039,133)   (2,918,733)  (21,331,382)    2,115,434      710,397   (4,848,712)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  21,605,082     9,775,323   (18,967,000)  (23,203,969)  (28,938,267)       (3,717)  (9,165,154)  (8,337,262)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  71,552,667    59,258,535    31,484,149    28,355,503    25,188,548    22,795,243    6,666,399   11,725,933
 (21,649,754)  (13,628,069)   (8,786,993)   (6,204,831)  (10,278,268)   (7,832,759)  (1,774,289)  (1,094,842)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  49,902,913    45,630,466    22,697,156    22,150,672    14,910,280    14,962,484    4,892,110   10,631,091
  14,654,153    29,693,207     1,498,716     6,905,872     2,093,085    (8,465,618)    (827,035)   6,858,021
     (54,738)      (39,733)      (11,531)      (11,272)        5,035       (14,940)       5,270        9,368
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  64,502,328    75,283,940    24,184,341    29,045,272    17,008,400     6,481,926    4,070,345   17,498,480
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  86,107,410    85,059,263     5,217,341     5,841,303   (11,929,867)    6,478,209   (5,094,809)   9,161,218
 209,359,228   124,299,965    99,730,562    93,889,259   122,161,691   115,683,482   27,965,827   18,804,609
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$295,466,638  $209,359,228  $104,947,903  $ 99,730,562  $110,231,824  $122,161,691  $22,871,018  $27,965,827
============  ============  ============  ============  ============  ============  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                           Metropolitan Fund
                                         -----------------------------------------------------

                                            State Street Research         MetLife Mid Cap
                                              Aurora Portfolio         Stock Index Portfolio
                                         --------------------------  -------------------------

                                           For the       For the       For the       For the
                                          Year Ended    Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,778,483) $ (1,181,736) $   (858,796) $  (542,629)
 Net realized (losses) gains from
   security transactions................      140,071     2,710,571    (2,570,115)    (704,463)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (71,663,432)   11,525,102   (15,835,386)     907,048
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............  (73,301,844)   13,053,937   (19,264,297)    (340,044)
                                         ------------  ------------  ------------  -----------
From capital transactions:
 Net premiums...........................   64,952,373    57,884,018    31,850,585   27,729,414
 Redemptions............................  (18,528,997)   (8,894,295)   (8,035,867)  (4,228,148)
                                         ------------  ------------  ------------  -----------
 Total net (redemptions) premiums.......   46,423,376    48,989,723    23,814,718   23,501,266
 Net portfolio transfers................   46,056,104    95,499,619    15,929,248    3,843,424
 Net other transfers....................       75,719      (144,748)        7,647       14,241
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..   92,555,199   144,344,594    39,751,613   27,358,931
                                         ------------  ------------  ------------  -----------
NET CHANGE IN NET ASSETS................   19,253,355   157,398,531    20,487,316   27,018,887
NET ASSETS--BEGINNING OF PERIOD.........  208,401,940    51,003,409    86,537,269   59,518,382
                                         ------------  ------------  ------------  -----------
NET ASSETS--END OF PERIOD............... $227,655,295  $208,401,940  $107,024,585  $86,537,269
                                         ============  ============  ============  ===========

                      See Notes to Financial Statements.

                            Metropolitan Fund                                     Zenith Fund
------------------------------------------------------------------------  --------------------------
                                                         State Street
          Janus                Franklin Templeton       Research Large       State Street Research
     Growth Portfolio      Small Cap Growth Portfolio Cap Value Portfolio    Bond Income Portfolio
-------------------------  -------------------------  ------------------- --------------------------
                For the                    For the          For the
  For the    Period May 1,   For the    Period May 1,    Period May 1,      For the       For the
 Year Ended     2001 to     Year Ended     2001 to          2002 to        Year Ended    Year Ended
December 31, December 31,  December 31, December 31,     December 31,     December 31,  December 31,
    2002         2001          2002         2001             2002             2002          2001
------------ ------------- ------------ ------------- ------------------- ------------  ------------
$  (116,512)  $  (34,781)  $  (126,140)  $  (23,853)      $    2,330      $ 20,862,750  $ 27,442,886
 (1,882,958)    (284,528)   (2,259,828)     (92,759)        (266,085)       (9,378,074)      379,716
 (1,738,189)    (221,552)     (802,862)     121,474          (53,743)       19,780,963       249,272
-----------   ----------   -----------   ----------       ----------      ------------  ------------
 (3,737,659)    (540,861)   (3,188,830)       4,862         (317,498)       31,265,639    28,071,874
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  4,468,356    4,067,645     4,644,131    2,352,146          980,885        50,993,993    48,241,660
   (649,094)    (104,809)     (779,669)     (59,962)         (57,995)      (45,822,604)  (39,191,743)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  3,819,262    3,962,836     3,864,462    2,292,184          922,890         5,171,389     9,049,917
  1,534,438    4,965,438     3,988,094    4,705,317        2,525,640        (7,622,352)   26,561,578
    (17,000)      (8,103)          970       (2,953)            (452)         (689,641)     (136,479)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  5,336,700    8,920,171     7,853,526    6,994,548        3,448,078        (3,140,604)   35,475,016
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  1,599,041    8,379,310     4,664,696    6,999,410        3,130,580        28,125,035    63,546,890
  8,379,310           --     6,999,410           --               --       446,653,044   383,106,154
-----------   ----------   -----------   ----------       ----------      ------------  ------------
$ 9,978,351   $8,379,310   $11,664,106   $6,999,410       $3,130,580      $474,778,079  $446,653,044
===========   ==========   ===========   ==========       ==========      ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001


                                                             Zenith Fund
                                         ---------------------------------------------------
                                           State Street Research         Davis Venture
                                          Money Market Portfolio        Value Portfolio
                                         ------------------------  -------------------------

                                           For the      For the      For the       For the
                                          Year Ended   Year Ended   Year Ended    Year Ended
                                         December 31, December 31, December 31,  December 31,
                                             2002         2001         2002          2001
                                         ------------ ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   (12,451) $   277,039  $   (206,647) $ 3,410,789
 Net realized (losses) gains from
   security transactions................    (413,699)       7,391    (3,014,672)  (2,016,375)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     417,973       16,573    (8,476,246)  (7,151,686)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............      (8,177)     301,003   (11,697,565)  (5,757,272)
                                         -----------  -----------  ------------  -----------
From capital transactions:
 Net premiums...........................     141,673      145,344    14,236,039   22,970,731
 Redemptions............................  (2,118,843)  (1,766,058)   (4,683,545)  (2,519,810)
                                         -----------  -----------  ------------  -----------
 Total net (redemptions) premiums.......  (1,977,170)  (1,620,714)    9,552,494   20,450,921
 Net portfolio transfers................  (1,385,023)   1,530,800     2,966,432   14,699,473
 Net other transfers....................      (6,467)        (407)      (23,689)     (17,824)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  (3,368,660)     (90,321)   12,495,237   35,132,570
                                         -----------  -----------  ------------  -----------
NET CHANGE IN NET ASSETS................  (3,376,837)     210,682       797,672   29,375,298
NET ASSETS--BEGINNING OF PERIOD.........  12,548,800   12,338,118    58,354,363   28,979,065
                                         -----------  -----------  ------------  -----------
NET ASSETS--END OF PERIOD............... $ 9,171,963  $12,548,800  $ 59,152,035  $58,354,363
                                         ===========  ===========  ============  ===========

                      See Notes to Financial Statements.

                                                Zenith Fund
----------------------------------------------------------------------------------------------------------
      Loomis Sayles             MFS Investors               MFS Research              Harris Oakmark
   Small Cap Portfolio         Trust Portfolio           Managers Portfolio       Focused Value Portfolio
------------------------  -------------------------  -------------------------  --------------------------
                                          For the                    For the                     For the
  For the      For the      For the    Period May 1,   For the    Period May 1,   For the     Period May 1,
 Year Ended   Year Ended   Year Ended     2001 to     Year Ended     2001 to     Year Ended      2001 to
December 31, December 31, December 31, December 31,  December 31, December 31,  December 31,  December 31,
    2002         2001         2002         2001          2002         2001          2002          2001
------------ ------------ ------------ ------------- ------------ ------------- ------------  -------------
$  (183,050) $   785,264  $   (46,416)  $  (17,516)   $  (23,162)  $   (6,670)  $ (1,331,701)  $  (281,199)
 (2,317,368)    (566,119)    (359,047)     (40,034)     (222,160)      (6,449)    (1,820,374)       18,688
 (1,785,701)  (1,185,244)    (951,022)     (53,859)     (413,525)     (45,135)   (14,656,939)    4,961,108
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
 (4,286,119)    (966,099)  (1,356,485)    (111,409)     (658,847)     (58,254)   (17,809,014)    4,698,597
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,096,075    5,571,839    2,818,772    2,117,535       989,248      563,137     45,776,502    16,869,874
 (1,225,608)    (430,618)    (429,424)     (70,413)     (163,199)     (20,851)   (10,153,825)   (1,451,046)
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  2,870,467    5,141,221    2,389,348    2,047,122       826,049      542,286     35,622,677    15,418,828
  1,308,370    2,621,334    1,521,544    2,231,462       940,646      981,355     49,368,108    57,897,479
    (19,251)     (16,318)      (2,652)        (278)     (120,721)      (1,012)        19,954         4,865
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,159,586    7,746,237    3,908,240    4,278,306     1,645,974    1,522,629     85,010,739    73,321,172
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
   (126,533)   6,780,138    2,551,755    4,166,897       987,127    1,464,375     67,201,725    78,019,769
 16,059,940    9,279,802    4,166,897           --     1,464,375           --     78,019,769            --
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
$15,933,407  $16,059,940  $ 6,718,652   $4,166,897    $2,451,502   $1,464,375   $145,221,494   $78,019,769
===========  ===========  ===========   ==========    ==========   ==========   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                               Zenith Fund
                                         ------------------------------------------------------
                                              Salomon Brothers
                                               Strategic Bond             Salomon Brothers
                                           Opportunities Portfolio    U.S. Government Portfolio
                                         --------------------------  --------------------------
                                                      For the Period              For the Period
                                           For the     May 1, 2001     For the     May 1, 2001
                                          Year Ended        to        Year Ended        to
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   940,225    $  (32,522)  $ 1,261,680   $   (67,139)
 Net realized (losses) gains from
   security transactions................      59,911        14,575       163,311       140,914
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     712,043       110,225     1,598,086        13,739
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from operations............   1,712,179        92,278     3,023,077        87,514
                                         -----------    ----------   -----------   -----------
From capital transactions:
 Net premiums...........................   9,357,545     3,660,495    26,611,616     9,311,981
 Redemptions............................  (1,646,534)     (108,151)   (4,736,316)     (635,745)
                                         -----------    ----------   -----------   -----------
 Total net (redemptions) premiums.......   7,711,011     3,552,344    21,875,300     8,676,236
 Net portfolio transfers................  12,008,736     4,403,445    47,121,418     9,761,913
 Net other transfers....................      34,339        (2,547)      (11,933)       (3,063)
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  19,754,086     7,953,242    68,984,785    18,435,086
                                         -----------    ----------   -----------   -----------
NET CHANGE IN NET ASSETS................  21,466,265     8,045,520    72,007,862    18,522,600
NET ASSETS--BEGINNING OF PERIOD.........   8,045,520            --    18,522,600            --
                                         -----------    ----------   -----------   -----------
NET ASSETS--END OF PERIOD............... $29,511,785    $8,045,520   $90,530,462   $18,522,600
                                         ===========    ==========   ===========   ===========




                      See Notes to Financial Statements.

                   Zenith Fund                                         Fidelity Fund
-------------------------------------------------  ----------------------------------------------------
                       FI Mid Cap     MFS Total          Fidelity VIP               Fidelity VIP
FI Structured Equity Opportunities      Return           Money Market               Equity-Income
     Portfolio         Portfolio      Portfolio            Portfolio                  Portfolio
-------------------- -------------- -------------- ------------------------  --------------------------
   For the Period    For the Period For the Period
    May 1, 2002       May 1, 2002   July 12, 2002    For the      For the      For the       For the
         to                to             to        Year Ended   Year Ended   Year Ended    Year Ended
    December 31,      December 31,   December 31,  December 31, December 31, December 31,  December 31,
        2002              2002           2002          2002         2001         2002          2001
-------------------- -------------- -------------- ------------ ------------ ------------  ------------
     $   (2,404)       $  (10,413)       $--       $    77,810  $   379,811  $  3,833,493  $  6,992,912
        (17,138)         (113,293)        --                --       (1,383)      763,466     1,349,973
             61            33,545         --                --           --   (28,590,772)  (16,321,538)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        (19,481)          (90,161)        --            77,810      378,428   (23,993,813)   (7,978,653)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        378,551           991,362         69         2,227,625    3,646,116    26,832,203    21,719,604
         (6,784)          (83,795)        --        (4,742,095)  (6,814,819)  (21,292,137)   (8,013,039)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        371,767           907,567         69        (2,514,470)  (3,168,703)    5,540,066    13,706,565
        719,489         1,856,364         (1)       (1,736,104)   2,287,497    (7,685,496)   (3,203,013)
           (180)             (879)        --            (1,086)         (66)     (243,007)      (48,131)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,091,076         2,763,052         68        (4,251,660)    (881,272)   (2,388,437)   10,455,421
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,071,595         2,672,891         68        (4,173,850)    (502,844)  (26,382,250)    2,476,768
             --                --         --        15,237,335   15,740,179   133,430,367   130,953,599
     ----------        ----------        ---       -----------  -----------  ------------  ------------
     $1,071,595        $2,672,891        $68       $11,063,485  $15,237,335  $107,048,117  $133,430,367
     ==========        ==========        ===       ===========  ===========  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                             Fidelity Fund
                                         -----------------------------------------------------

                                                Fidelity VIP                Fidelity VIP
                                              Growth Portfolio           Overseas Portfolio
                                         --------------------------  -------------------------
                                           For the       For the       For the      For the
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                         December 31,  December 31,  December 31, December 31,
                                             2002          2001          2002         2001
                                         ------------  ------------  ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,063,480) $ 12,771,693  $   (35,409) $  4,124,361
 Net realized (losses) gains from
   security transactions................     (118,628)    4,343,482      247,005   (11,481,626)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (57,511,100)  (59,277,205)  (5,101,215)      569,907
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from operations............  (58,693,208)  (42,162,030)  (4,889,619)   (6,787,358)
                                         ------------  ------------  -----------  ------------
From capital transactions:
 Net premiums...........................   36,628,253    31,287,806    6,481,400     4,230,751
 Redemptions............................  (26,325,330)  (11,649,137)  (4,381,451)   (2,224,873)
                                         ------------  ------------  -----------  ------------
 Total net (redemptions) premiums.......   10,302,923    19,638,669    2,099,949     2,005,878
 Net portfolio transfers................  (13,952,990)  (12,954,638)  (2,825,268)   (2,822,921)
 Net other transfers....................     (724,277)      (45,081)     385,220        (9,706)
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (4,374,344)    6,638,950     (340,099)     (826,749)
                                         ------------  ------------  -----------  ------------
NET CHANGE IN NET ASSETS................  (63,067,552)  (35,523,080)  (5,229,718)   (7,614,107)
NET ASSETS--BEGINNING OF PERIOD.........  190,039,910   225,562,990   24,641,578    32,255,685
                                         ------------  ------------  -----------  ------------
NET ASSETS--END OF PERIOD............... $126,972,358  $190,039,910  $19,411,860  $ 24,641,578
                                         ============  ============  ===========  ============




                      See Notes to Financial Statements.

                   Fidelity Fund                                        Calvert Fund
---------------------------------------------------  --------------------------------------------------
      Fidelity VIP               Fidelity VIP                 Calvert                   Calvert
    Investment Grade            Asset Manager             Social Balanced           Social Mid Cap
     Bond Portfolio               Portfolio                  Portfolio             Growth Portfolio
------------------------  -------------------------  ------------------------  ------------------------
  For the      For the      For the       For the      For the      For the      For the      For the
 Year Ended   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
December 31, December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002          2001         2002         2001         2002         2001
------------ ------------ ------------  ------------ ------------ ------------ ------------ ------------
$   448,123  $   492,357  $  1,461,744  $ 2,573,671  $   734,153  $ 2,290,450  $   (97,250) $   690,657
    298,157       22,431      (875,165)     (72,641)    (357,440)     409,210     (994,226)      91,761
    959,591      412,609    (5,683,887)  (5,345,005)  (7,333,126)  (6,985,802)  (2,556,138)  (2,456,958)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  1,705,871      927,397    (5,097,308)  (2,843,975)  (6,956,413)  (4,286,142)  (3,647,614)  (1,674,540)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  8,330,403    3,168,235    11,658,288    5,275,568    9,488,386    6,593,693    4,282,754    2,975,912
 (5,340,250)  (1,265,495)  (10,127,182)  (3,352,358)  (6,243,133)  (2,394,706)  (2,749,441)    (698,397)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  2,990,153    1,902,740     1,531,106    1,923,210    3,245,253    4,198,987    1,533,313    2,277,515
  1,455,562    2,275,631    (3,159,932)  (2,607,518)  (3,412,895)  (2,530,451)  (1,252,159)    (484,072)
    (12,433)         434       (81,251)     (32,230)     (95,334)      (5,289)      (2,721)      (6,559)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  4,433,282    4,178,805    (1,710,077)    (716,538)    (262,976)   1,663,247      278,433    1,786,884
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  6,139,153    5,106,202    (6,807,385)  (3,560,513)  (7,219,389)  (2,622,895)  (3,369,181)     112,344
 16,070,411   10,964,209    52,472,710   56,033,223   51,802,974   54,425,869   12,327,070   12,214,726
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
$22,209,564  $16,070,411  $ 45,665,325  $52,472,710  $44,583,585  $51,802,974  $ 8,957,889  $12,327,070
===========  ===========  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001




                                                Met Investors Fund
                               ----------------------------------------------------

                                    Lord Abbett Bond             MFS Research
                                  Debenture Portfolio      International Portfolio
                               -------------------------  -------------------------
                                                                          For the
                                 For the       For the      For the    Period May 1,
                                Year Ended    Year Ended   Year Ended     2001 to
                               December 31,  December 31, December 31, December 31,
                                   2002          2001         2002         2001
                               ------------  ------------ ------------ -------------
(DECREASE) INCREASE IN NET
 ASSETS:
From operations:
 Net investment (loss) income. $  5,971,376  $ 7,319,216   $  (60,103)  $   (8,430)
 Net realized (losses) gains
   from security transactions.  (14,253,624)  (4,420,779)      22,886     (154,703)
 Change in net unrealized
   (depreciation)
   appreciation of investments    8,175,221   (5,106,728)    (735,047)      64,927
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   operations.................     (107,027)  (2,208,291)    (772,264)     (98,206)
                               ------------  -----------   ----------   ----------
From capital transactions:
 Net premiums.................    7,860,124    8,045,981    2,885,243    1,907,461
 Redemptions..................   (6,054,118)  (6,105,729)    (280,314)     (28,536)
                               ------------  -----------   ----------   ----------
 Total net (redemptions)
   premiums...................    1,806,006    1,940,252    2,604,929    1,878,925
 Net portfolio transfers......   (3,407,244)  (1,107,976)   2,892,536    1,830,503
 Net other transfers..........      (70,984)      (6,157)       1,407          521
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   capital transactions.......   (1,672,222)     826,119    5,498,872    3,709,949
                               ------------  -----------   ----------   ----------
NET CHANGE IN NET ASSETS......   (1,779,249)  (1,382,172)   4,726,608    3,611,743
NET ASSETS--BEGINNING OF
 PERIOD.......................   59,095,592   60,477,764    3,611,743           --
                               ------------  -----------   ----------   ----------
NET ASSETS--END OF PERIOD..... $ 57,316,343  $59,095,592   $8,338,351   $3,611,743
                               ============  ===========   ==========   ==========



                      See Notes to Financial Statements.

                                                        Met Investors Fund
--------------------------------------------------------------------------------------------------------------------


                                                                                   Met/AIM Mid Cap
       MFS Mid Cap                    PIMCO                       PIMCO              Core Equity   Met/AIM Small Cap
     Growth Portfolio        Total Return Portfolio       Innovation Portfolio        Portfolio    Growth Portfolio
-------------------------  --------------------------  --------------------------  --------------- -----------------
                For the                     For the                     For the        For the          For the
  For the    Period May 1,   For the     Period May 1,   For the     Period May 1,  Period May 1,    Period May 1,
 Year Ended     2001 to     Year Ended      2001 to     Year Ended      2001 to        2002 to          2002 to
December 31, December 31,  December 31,  December 31,  December 31,  December 31,   December 31,     December 31,
    2002         2001          2002          2001          2002          2001           2002             2002
------------ ------------- ------------  ------------- ------------  ------------- --------------- -----------------
$   (85,276)  $   (43,236) $   (923,205)  $   630,468  $   (168,001)  $   (48,151)   $  (15,789)      $   (6,804)
 (2,005,974)     (272,607)      451,129       113,883    (8,862,942)      571,002      (214,427)        (142,271)
 (6,237,774)      497,687     7,040,652      (298,698)   (2,079,595)     (247,179)      (61,389)         (39,983)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
 (8,329,024)      181,844     6,568,576       445,653   (11,110,538)      275,672      (291,605)        (189,058)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  6,655,945     4,173,265    42,097,180    13,011,753     4,121,129     2,672,212     1,431,405          735,136
 (1,005,157)     (174,183)   (5,822,340)     (447,923)   (1,006,835)     (164,818)     (134,737)         (20,635)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  5,650,788     3,999,082    36,274,840    12,563,830     3,114,294     2,507,394     1,296,668          714,501
  3,186,086     8,952,053    65,212,134    16,785,028     4,297,192    12,815,220     3,407,582        1,239,643
      4,791          (153)      (40,066)       (7,191)       (4,822)     (301,763)          102            4,482
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  8,841,665    12,950,982   101,446,908    29,341,667     7,406,664    15,020,851     4,704,352        1,958,626
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
    512,641    13,132,826   108,015,484    29,787,320    (3,703,874)   15,296,523     4,412,747        1,769,568
 13,132,826            --    29,787,320            --    15,296,523            --            --               --
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
$13,645,467   $13,132,826  $137,802,804   $29,787,320  $ 11,592,649   $15,296,523    $4,412,747       $1,769,568
===========   ===========  ============   ===========  ============   ===========    ==========       ==========

State Street
  Research
Concentrated
International
  Portfolio
-------------
   For the
Period May 1,
   2002 to
December 31,
    2002
-------------
  $ (1,945)
   (35,493)
    (2,285)
  --------
   (39,723)
  --------
   498,830
    (8,807)
  --------
   490,023
   349,381
    (5,237)
  --------
   834,167
  --------
   794,444
        --
  --------
  $794,444
  ========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                               Met
                                          Investors Fund                       American Fund
                                         ---------------- ------------------------------------------------------
                                           Oppenheimer
                                             Capital
                                           Appreciation         American Funds              American Funds
                                            Portfolio          Growth Portfolio         Growth-Income Portfolio
                                         ---------------- --------------------------  --------------------------
                                                                           For the                     For the
                                          For the Period    For the     Period May 1,   For the     Period May 1,
                                         July 12, 2002 to  Year Ended      2001 to     Year Ended      2001 to
                                           December 31,   December 31,  December 31,  December 31,  December 31,
                                               2002           2002          2001          2002          2001
                                         ---------------- ------------  ------------- ------------  -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income...........      $   (1)     $   (942,527)  $ 1,948,431  $    124,410   $   404,468
 Net realized (losses) gains from
   security transactions................          --        (3,452,758)   (2,689,026)   (1,338,173)     (246,604)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................        (125)      (18,976,831)      770,317   (16,039,489)      413,295
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from operations............        (126)      (23,372,116)       29,722   (17,253,252)      571,159
                                              ------      ------------   -----------  ------------   -----------
From capital transactions:
 Net premiums...........................       3,047        42,684,747    17,039,465    43,119,386    13,166,365
 Redemptions............................          --        (4,824,809)     (454,636)   (4,734,047)     (443,449)
                                              ------      ------------   -----------  ------------   -----------
 Total net (redemptions) premiums.......       3,047        37,859,938    16,584,829    38,385,339    12,722,916
 Net portfolio transfers................         229        43,381,213    29,950,379    46,482,099    22,928,444
 Net other transfers....................          --            70,992       (17,817)       68,773        (4,587)
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..       3,276        81,312,143    46,517,391    84,936,211    35,646,773
                                              ------      ------------   -----------  ------------   -----------
NET CHANGE IN NET ASSETS................       3,150        57,940,027    46,547,113    67,682,959    36,217,932
NET ASSETS--BEGINNING OF PERIOD.........          --        46,547,113            --    36,217,932            --
                                              ------      ------------   -----------  ------------   -----------
NET ASSETS--END OF PERIOD...............      $3,150      $104,487,140   $46,547,113  $103,900,891   $36,217,932
                                              ======      ============   ===========  ============   ===========




                      See Notes to Financial Statements.


      American Fund
-------------------------

  American Funds Global
   Small Cap Portfolio
-------------------------
                For the
  For the    Period May 1,
 Year Ended     2001 to
December 31, December 31,
    2002         2001
------------ -------------
$   (67,951)  $   38,470
    198,118     (173,168)

 (4,288,626)     561,696
-----------   ----------

 (4,158,459)     426,998
-----------   ----------
  9,135,021    2,930,262
   (954,950)     (53,280)
-----------   ----------
  8,180,071    2,876,982
  7,184,816    4,329,114
     (1,458)     (10,473)
-----------   ----------

 15,363,429    7,195,623
-----------   ----------
 11,204,970    7,622,621
  7,622,621           --
-----------   ----------
$18,827,591   $7,622,621
===========   ==========

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-five sub-accounts that support various Contracts (VestMet, Preference Plus Account, Preference Plus Select, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus and MetLife Financial Freedom Select).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. (the "Metropolitan Fund"), the New England Zenith Fund (the "Zenith Fund"), the Fidelity Variable Insurance Products Funds (the "Fidelity Fund"), the Calvert Variable Series Fund, Inc. (the "Calvert Fund"), the MetLife Investors Series Trust (the "Met Investors Fund") and the American Funds Insurance Series, (the "American Fund"), collectively, (the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

             Metropolitan Fund:
               State Street Research Investment Trust Portfolio Variable B Portfolio (d)
               Variable C Portfolio (d)
               Variable D Portfolio (d)
               State Street Research Diversified Portfolio
               State Street Research Aggressive Growth Portfolio MetLife Stock Index Portfolio
               Putnam International Stock Portfolio
               Janus Mid Cap Portfolio
               T. Rowe Price Small Cap Growth Portfolio
               Scudder Global Equity Portfolio
               Harris Oakmark Large Cap Value Portfolio
               Neuberger Berman Partners Mid Cap Value Portfolio
               T. Rowe Price Large Cap Growth Portfolio
               Lehman Brothers Aggregate Bond Index Portfolio Morgan Stanley EAFE Index Portfolio
               Russell 2000 Index Portfolio
               Putnam Large Cap Growth Portfolio
               State Street Research Aurora Portfolio
               MetLife Mid Cap Stock Index Portfolio
               Janus Growth Portfolio (a)
               Franklin Templeton Small Cap Growth Portfolio (a) State Street Research Large Cap Value Portfolio (b)

             Zenith Fund:
               State Street Research Bond Income Portfolio
               State Street Research Money Market Portfolio
               Davis Venture Value Portfolio
               Loomis Sayles Small Cap Portfolio
               MFS Investors Trust Portfolio (a)
               MFS Research Managers Portfolio (a)
               Harris Oakmark Focused Value Portfolio (a)
       Zenith Fund (continued):
         Salomon Brothers Strategic Bond Opportunities Portfolio (a) Salomon Brothers U.S. Government Portfolio (a)
         FI Structured Equity Portfolio (b)
         FI Mid Cap Opportunities Portfolio (b)
         MFS Total Return Portfolio (c)

       Fidelity Fund:
         Fidelity VIP Money Market Portfolio
         Fidelity VIP Equity-Income Portfolio
         Fidelity VIP Growth Portfolio
         Fidelity VIP Overseas Portfolio
         Fidelity VIP Investment Grade Bond Portfolio
         Fidelity VIP Asset Manager Portfolio

       Calvert Fund:
         Calvert Social Balanced Portfolio
         Calvert Social Mid Cap Growth Portfolio

       Met Investors Fund:
         Lord Abbett Bond Debenture Portfolio
         MFS Research International Portfolio (a)
         MFS Mid Cap Growth Portfolio (a)
         PIMCO Total Return Portfolio (a)
         PIMCO Innovation Portfolio (a)
         Met/AIM Mid Cap Core Equity Portfolio (b)
         Met/AIM Small Cap Growth Portfolio (b)
         State Street Research Concentrated International Portfolio (b) Oppenheimer Capital Appreciation Portfolio (c)

       American Fund:
         American Funds Growth Portfolio (a)
         American Funds Growth-Income Portfolio (a)
         American Funds Global Small Cap Portfolio (a)

   (a) On May 1, 2001, operations commenced for the fourteen new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, MFS Research International Portfolio, MFS Mid Cap Growth Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Global Small Cap Portfolio.

   (b) On May 1, 2002, operations commenced for the six new sub-accounts added to the separate account on that date: State Street Research Large Cap Value Portfolio, FI Structured Equity Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Equity Portfolio.

   (c) On July 12, 2002, operations commenced for the two new sub-accounts added to the Separate Account on that date: MFS Total Return and Oppenheimer Capital Appreciation Portfolio.

   (d) Variable B Portfolio, Variable C Portfolio and Variable D Portfolio have contracts that only invest in the State Street Research Investment Trust Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       In the case of certain policies, Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates 0.75% is for general administrative expenses for VestMet contracts, 0.50% is for Preference Plus contracts and 0.75% is for the mortality and expense risk on both contracts. However, for the Enhanced Preference Plus Account and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of 0.95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates 0.20% is for general administrative expenses and 0.75% is for mortality and expense risk. The Variable B, Variable C and Variable D contracts are charged for administrative expenses, mortality and expense risk according to the rating under their respective contracts. The Separate Account charges for Preference Plus Select contracts with the basic death benefit are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus class (after which this reverts to the B class charge). There are additional Separate Account charges associated with the available optional riders. These are as follows: 0.10% for the Annual Step-Up Death Benefit; 0.25% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; and 0.25% for the Earnings Preservation Benefit. For MetLife Settlement Plus, MetLife Income Security Plan and MetLife Financial Freedom Select contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these contracts. The charge for MetLife Asset Builder is 0.95%, but cannot be greater than 1.25%.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                                Purchases    Sales
                                                                ---------- ----------
                                                                   (In thousands)
Metropolitan Fund:
   State Street Research Investment Trust Portfolio............ $   30,853 $  287,104
   Variable B Portfolio........................................        481      6,732
   Variable C Portfolio........................................         69        648
   Variable D Portfolio........................................         --         --
   State Street Research Diversified Portfolio.................     65,473    342,156
   State Street Research Aggressive Growth Portfolio...........     23,669    115,176
   MetLife Stock Index Portfolio...............................    420,104    561,861
   Putnam International Stock Portfolio........................    411,007    420,977
   Janus Mid Cap Portfolio.....................................     91,711    203,726
   T. Rowe Price Small Cap Growth Portfolio....................    311,130    326,008
   Scudder Global Equity Portfolio.............................     13,340     21,758
   Harris Oakmark Large Cap Value Portfolio....................    100,531     34,140
   Neuberger Berman Partners Mid Cap Value Portfolio...........     48,370     38,522
   T. Rowe Price Large Cap Growth Portfolio....................     14,649     23,880
   Lehman Brothers Aggregate Bond Index Portfolio..............    108,229     39,502
   Morgan Stanley EAFE Index Portfolio.........................     60,146     36,692
   Russell 2000 Index Portfolio................................     39,987     23,665
   Putnam Large Cap Growth Portfolio...........................     13,349      9,585
   State Street Research Aurora Portfolio......................    149,602     58,825
   MetLife Mid Cap Stock Index Portfolio.......................     51,944     13,051
   Janus Growth Portfolio......................................     10,721      5,501
   Franklin Templeton Small Cap Growth Portfolio...............     16,878      9,150
   State Street Research Large Cap Value Portfolio.............      6,188      2,738
Zenith Fund:
   State Street Research Bond Income Portfolio.................    534,447    514,086
   State Street Research Money Market Portfolio................     11,975     15,365
   Davis Venture Value Portfolio...............................     19,568      7,280
   Loomis Sayles Small Cap Portfolio...........................     11,756      7,779
   MFS Investors Trust Portfolio...............................      7,254      3,392
   MFS Research Managers Portfolio.............................      3,616      1,993
   Harris Oakmark Focused Value Portfolio......................    106,352     22,673
   Salomon Brothers Strategic Bond Opportunities Portfolio.....     28,367      7,672
   Salomon Brothers U.S. Government Portfolio..................     84,803     14,556
   FI Structured Equity Portfolio..............................      1,240        152
   FI Mid Cap Opportunities Portfolio..........................      4,356      1,603
   MFS Total Return Portfolio..................................         --         --
Fidelity Fund:
   Fidelity VIP Money Market Portfolio.........................    129,366    133,540
   Fidelity VIP Equity-Income Portfolio........................     12,674     11,229
   Fidelity VIP Growth Portfolio...............................      9,179     14,616
   Fidelity VIP Overseas Portfolio.............................     57,136     57,511
   Fidelity VIP Investment Grade Bond Portfolio................     10,479      5,597
   Fidelity VIP Asset Manager Portfolio........................      5,603      5,851
Calvert Fund:
   Calvert Social Balanced Portfolio...........................      5,728      5,257
   Calvert Social Mid Cap Growth Portfolio.....................      2,260      2,079
Met Investors Fund:
   Lord Abbett Bond Debenture Portfolio........................     80,180     75,880
   MFS Research International Portfolio........................     12,331      6,893
   MFS Mid Cap Growth Portfolio................................     13,510      4,754
   PIMCO Total Return Portfolio................................    113,974     13,451
   PIMCO Innovation Portfolio..................................     36,596     29,357
   Met/AIM Mid Cap Core Equity Portfolio.......................      6,018      4,481
   Met/AIM Small Cap Growth Portfolio..........................      5,131         28
   State Street Research Concentrated International Portfolio..      1,375        543
   Oppenheimer Capital Appreciation Portfolio..................          3         --
American Fund:
   American Funds Growth Portfolio.............................     89,360      9,110
   American Funds Growth-Income Portfolio......................     89,672      4,491
   American Funds Global Small Cap Portfolio...................     22,349      7,062
                                                                ---------- ----------
   Total....................................................... $3,505,089 $3,569,678
                                                                ========== ==========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                 Metropolitan Fund
                                 -------------------------------------------------

                                   State Street
                                     Research
                                 Investment Trust Variable B Variable C Variable D
                                    Portfolio     Portfolio  Portfolio  Portfolio
                                 ---------------- ---------- ---------- ----------
(In Thousands)
Outstanding at December 31, 2001      59,681         500         21         --
Activity during 2002:
  Issued........................       5,080           1         --         14
  Redeemed......................      14,871         195         13          4
                                      ------         ---         --         --
Outstanding at December 31, 2002      49,890         306          8         10
                                      ======         ===         ==         ==

Outstanding at December 31, 2000      66,973         367         16         --
Activity during 2001:
  Issued........................       6,835         306          8         --
  Redeemed......................      14,127         172          3         --
                                      ------         ---         --         --
Outstanding at December 31, 2001      59,681         500         21         --
                                      ======         ===         ==         ==

                                           Metropolitan Fund
-------------------------------------------------------------------------------------------------------
             State Street
State Street   Research    MetLife     Putnam               T. Rowe Price
  Research    Aggressive    Stock   International   Janus     Small Cap      Scudder    Harris Oakmark
Diversified     Growth      Index       Stock      Mid Cap     Growth     Global Equity Large Cap Value
 Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
------------ ------------ --------- ------------- --------- ------------- ------------- ---------------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
    5,373        3,975     26,012      36,939      16,874      34,420         2,831         14,637
   17,811        7,889     31,760      37,569      25,343      35,836         3,674          9,534
   ------       ------     ------      ------      ------      ------        ------         ------
   58,215       28,889     80,996      14,131      46,925      18,480        11,877         22,099
   ======       ======     ======      ======      ======      ======        ======         ======

   78,707       35,680     90,483      15,094      61,499      20,924        12,438          5,122
    7,708        5,786     25,207      83,744      24,018      25,897         3,259         19,069
   15,763        8,663     28,975      84,078      30,123      26,924         2,978          7,195
   ------       ------     ------      ------      ------      ------        ------         ------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
   ======       ======     ======      ======      ======      ======        ======         ======

                                                    Metropolitan Fund
                                 --------------------------------------------------------
                                    Neuberger    T. Rowe Price Lehman Brothers   Morgan
                                 Berman Partners   Large Cap      Aggregate     Stanley
                                  Mid Cap Value     Growth       Bond Index    EAFE Index
                                    Portfolio      Portfolio      Portfolio    Portfolio
                                 --------------- ------------- --------------- ----------
(In Thousands)
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
Activity during 2002:
  Issued........................      6,520          3,774         14,798        10,759
  Redeemed......................      5,872          4,695          9,380         7,556
                                     ------         ------         ------        ------
Outstanding at December 31, 2002     10,131         11,767         23,589        14,678
                                     ======         ======         ======        ======

Outstanding at December 31, 2000      7,840         12,984         11,437         8,353
Activity during 2001:
  Issued........................      7,769          5,100         13,646        12,943
  Redeemed......................      6,126          5,396          6,913         9,821
                                     ------         ------         ------        ------
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
                                     ======         ======         ======        ======

                                     Metropolitan Fund                                      Zenith Fund
------------------------------------------------------------------------------------------- ------------
                        State Street MetLife Mid               Franklin      State Street   State Street
 Russell   Putnam Large   Research    Cap Stock    Janus      Templeton        Research       Research
2000 Index  Cap Growth     Aurora       Index     Growth   Small Cap Growth Large Cap Value Bond Income
Portfolio   Portfolio    Portfolio    Portfolio  Portfolio    Portfolio        Portfolio     Portfolio
---------- ------------ ------------ ----------- --------- ---------------- --------------- ------------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
   6,326      5,027        17,018       8,108      2,129        3,188             779          25,028
   4,817      4,092        10,977       4,165      1,332        2,122             383          25,516
  ------      -----        ------      ------      -----        -----             ---          ------
  11,624      6,587        20,893      12,280      1,877        1,861             396          18,889
  ======      =====        ======      ======      =====        =====             ===          ======

   9,545      2,596         4,165       5,604         --           --              --          17,699
   4,258      5,175        17,050       6,239      1,422          932              --           6,415
   3,687      2,120         6,363       3,505        342          137              --           4,737
  ------      -----        ------      ------      -----        -----             ---          ------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
  ======      =====        ======      ======      =====        =====             ===          ======

                                                      Zenith Fund
                                 ------------------------------------------------------
                                 State Street
                                   Research
                                    Money         Davis     Loomis Sayles MFS Investors
                                    Market    Venture Value   Small Cap       Trust
                                  Portfolio     Portfolio     Portfolio     Portfolio
                                 ------------ ------------- ------------- -------------
(In Thousands)
Outstanding at December 31, 2001     627          2,153          702            499
Activity during 2002:
  Issued........................     602          1,359          759          1,097
  Redeemed......................     770            859          557            573
                                     ---          -----          ---          -----
Outstanding at December 31, 2002     459          2,653          904          1,023
                                     ===          =====          ===          =====

Outstanding at December 31, 2000     637            940          367             --
Activity during 2001:
  Issued........................     151          2,135          595            570
  Redeemed......................     161            922          260             71
                                     ---          -----          ---          -----
Outstanding at December 31, 2001     627          2,153          702            499
                                     ===          =====          ===          =====

                                        Zenith Fund
--------------------------------------------------------------------------------------------

                Harris      Salomon Brothers    Salomon       FI          FI          MFS
MFS Research    Oakmark        Strategic      Brothers US Structured    Mid Cap      Total
  Managers   Focused Value Bond Opportunities Government    Equity   Opportunities  Return
 Portfolio     Portfolio       Portfolio       Portfolio  Portfolio    Portfolio   Portfolio
------------ ------------- ------------------ ----------- ---------- ------------- ---------
    166          2,908             496           1,236        --           --          --
    498          5,912           2,162           6,786        67          528        .002
    290          2,795             967           2,354        11          200          --
    ---          -----           -----           -----        --          ---        ----
    374          6,025           1,691           5,668        56          328        .002
    ===          =====           =====           =====        ==          ===        ====

     --             --              --              --        --           --          --
    199          3,701             625           1,921        --           --          --
     33            793             129             685        --           --          --
    ---          -----           -----           -----        --          ---        ----
    166          2,908             496           1,236        --           --          --
    ===          =====           =====           =====        ==          ===        ====

                                                    Fidelity Fund
                                 ----------------------------------------------------
                                 Fidelity VIP
                                    Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                    Market    Equity-Income    Growth      Overseas
                                  Portfolio     Portfolio    Portfolio    Portfolio
                                 ------------ ------------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
Activity during 2002:
  Issued........................    13,480        1,047        1,425         5,438
  Redeemed......................    13,762        1,139        1,593         5,436
                                    ------        -----        -----        ------
Outstanding at December 31, 2002       746        3,628        4,626         1,400
                                    ======        =====        =====        ======

Outstanding at December 31, 2000     1,091        3,437        4,642         1,430
Activity during 2001:
  Issued........................    40,754          709          983        14,308
  Redeemed......................    40,818          426          830        14,339
                                    ------        -----        -----        ------
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
                                    ======        =====        =====        ======

      Fidelity Fund             Calvert Fund                      Met Investors Fund
------------------------- ------------------------ ------------------------------------------------
Fidelity VIP Fidelity VIP  Calvert     Calvert     Lord Abbet
 Investment     Asset      Social   Social Mid Cap    Bond    MFS Research   MFS Mid      PIMCO
 Grade Bond    Manager    Balanced      Growth     Debenture  International Cap Growth Total Return
 Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
------------ ------------ --------- -------------- ---------- ------------- ---------- ------------
     822        2,208       2,129        457         5,561          415       1,558        2,824
     760          629         505        260         7,730        1,771       3,078       13,449
     542          712         520        249         7,921        1,081       1,697        4,173
   -----        -----       -----        ---         -----        -----       -----       ------
   1,040        2,125       2,114        468         5,370        1,105       2,939       12,100
   =====        =====       =====        ===         =====        =====       =====       ======

     603        2,240       2,063        393         5,542           --          --           --
     349          275         346        156         2,709        1,020       1,919        3,617
     129          307         280         91         2,690          605         361          793
   -----        -----       -----        ---         -----        -----       -----       ------
     822        2,208       2,129        457         5,561          415       1,558        2,824
   =====        =====       =====        ===         =====        =====       =====       ======

                                                   Met Investors Fund
                                 -------------------------------------------------------
                                              Met/AIM     Met/AIM      State Street
                                   PIMCO    Mid Cap Core Small Cap Research Concentrated
                                 Innovation    Equity     Growth       International
                                 Portfolio   Portfolio   Portfolio       Portfolio
                                 ---------- ------------ --------- ---------------------
(In Thousands)
Outstanding at December 31, 2001    2,056        --          --              --
Activity during 2002:
  Issued........................   10,731       577         593             156
  Redeemed......................    9,525       123         385              66
                                   ------       ---         ---             ---
Outstanding at December 31, 2002    3,262       454         208              90
                                   ======       ===         ===             ===

Outstanding at December 31, 2000       --        --          --              --
Activity during 2001:
  Issued........................    5,264        --          --              --
  Redeemed......................    3,208        --          --              --
                                   ------       ---         ---             ---
Outstanding at December 31, 2001    2,056        --          --              --
                                   ======       ===         ===             ===

          Met Investors
              Fund                      American Fund
          ------------- ----------------------------------------------
           Oppenheimer
             Capital    American Funds American Funds  American Funds
          Appreciation      Growth     Growth-Income  Global Small Cap
            Portfolio     Portfolio      Portfolio       Portfolio
          -------------   ---------    -------------- ----------------
                 --           394            412             559
              1.407         1,131          1,468           2,217
              0.908           331            402           1,043
              -----         -----          -----           -----
               .499         1,194          1,478           1,733
              =====         =====          =====           =====

                 --            --             --              --
                 --           510            474             695
                 --           116             62             136
              -----         -----          -----           -----
                 --           394            412             559
              =====         =====          =====           =====

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                   Metropolitan Fund
                                                   -------------------------------------------------

                                                     State Street
                                                       Research
                                                   Investment Trust Variable B Variable C Variable D
                                                      Portfolio     Portfolio  Portfolio  Portfolio
                                                   ---------------- ---------- ---------- ----------
2002
Units (In Thousands)..............................           49,890      306          8         10
Unit Value (1)....................................  $8.39 to $49.99  $104.24    $104.24    $122.89
Net Assets (In Thousands).........................       $1,196,194  $36,937     $1,171        $24
Investment Income Ratio to Net Assets (2).........            0.57%    0.55%      0.54%      0.54%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 2.20%     1.0%         0%         0%
Total Return (4)..................................      -28% to -3%     -27%       -27%       -26%
2001
Units (In Thousands)..............................           59,681      500         21         --
Unit Value (1).................................... $30.49 to $68.31  $142.17    $142.17    $165.93
Net Assets (In Thousands).........................       $1,946,685  $58,101     $2,268        $32
Investment Income Ratio to Net Assets (2).........           13.58%   13.69%     13.28%     13.57%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 1.80%     1.0%         0%         0%
Total Return (4)..................................             -18%     -18%       -18%       -17%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------
                   State Street
  State Street       Research                          Putnam                         T. Rowe Price
    Research        Aggressive        MetLife       International        Janus          Small Cap         Scudder
  Diversified         Growth        Stock Index         Stock           Mid Cap          Growth        Global Equity
   Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          58,215           28,889           80,996           14,131           46,925           18,480           11,877
 $9.19 to $33.95  $8.11 to $27.57  $8.52 to $29.70  $8.48 to $10.85  $8.46 to $11.36   $8.26 to $9.03  $8.67 to $10.44
      $1,375,722         $539,038       $2,148,998         $148,302         $524,361         $163,890         $121,961
           2.43%            0.00%            1.73%            0.90%            0.00%            0.00%            1.76%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
     -16% to -8%     -30% to -19%       -24% to 0%     -19% to -14%     -31% to -15%       -28% to 2%     -18% to -13%
          70,653           32,803           86,714           14,761           55,394           19,896           12,720
$26.81 to $39.79 $25.42 to $39.05 $32.93 to $38.60 $10.69 to $13.28 $15.19 to $16.14 $12.25 to $12.43 $11.97 to $12.55
      $1,956,614         $867,274       $2,999,640         $190,565         $882,658         $243,648         $157,528
           9.92%           25.00%            1.20%            3.64%            0.00%            8.08%           11.56%
  0.95% to 1.80%   0.95% to 1.50%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 1.80%
             -7%      -24% to 25%             -13%       -21% to 0%       -38% to 2%             -10%       -17% to 1%


Harris Oakmark
Large Cap Value
   Portfolio
----------------
          22,099
  $8.64 to $9.95
        $217,357
           3.47%
  0.95% to 2.20%
     -16% to -2%
          16,996
$11.26 to $11.70
        $197,391
           0.23%
  0.95% to 2.05%
       3% to 17%

                                                                         Metropolitan Fund
                                                -------------------------------------------------------------------
                                                   Neuberger
                                                    Berman        T. Rowe Price   Lehman Brothers       Morgan
                                                   Partners         Large Cap        Aggregate         Stanley
                                                 Mid Cap Value       Growth         Bond Index        EAFE Index
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           10,131           11,767           23,589           14,678
Unit Value (1)................................. $ 8.73 to $13.73 $  8.64 to $8.92 $10.59 to $12.69 $  6.85 to $8.63
Net Assets (In Thousands)......................         $137,491         $103,790         $295,467         $104,948
Investment Income Ratio to Net Assets (2)......            0.32%            0.28%            2.88%            0.50%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................      -13% to -2%       -25% to 2%         4% to 9%      -18% to -3%
2001
Units (In Thousands)...........................            9,483           12,688           18,171           11,475
Unit Value (1)................................. $14.76 to $15.34 $11.29 to $11.73 $11.26 to $11.62   $8.44 to $8.77
Net Assets (In Thousands)......................         $144,279         $147,642         $209,359          $99,731
Investment Income Ratio to Net Assets (2)......            2.22%            0.08%            1.57%            0.34%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.80%   0.95% to 2.05%
Total Return (4)...............................        -3% to 3%       -11% to 1%         1% to 6%       -23% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                      Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------------

                                      State Street         MetLife                            Franklin        State Street
    Russell         Putnam Large        Research           Mid Cap            Janus          Templeton          Research
   2000 Index        Cap Growth          Aurora          Stock Index         Growth       Small Cap Growth   Large Cap Value
   Portfolio         Portfolio         Portfolio          Portfolio         Portfolio        Portfolio          Portfolio
----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
           11,624             6,587            20,893            12,280             1,877             1,861               396
 $  8.16 to $9.61  $  3.38 to $8.46  $ 7.78 to $10.98  $  8.43 to $8.78  $  5.22 to $5.34  $  6.18 to $6.31  $  7.88 to $7.95
$         110,232 $          22,871 $         227,655 $         107,025 $           9,978 $          11,664 $           3,131
            0.65%             0.00%             0.60%             0.38%             0.00%             0.00%             0.86%
   0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%
      -21% to -1%      -31% to -15%       -23% to -5%       -17% to -1%      -32% to -31%        -29% to 1%       -21% to -3%
           10,115             5,652            14,852             8,337             1,080               795                --
 $11.82 to $12.19  $  4.95 to $4.97  $13.84 to $14.09  $10.36 to $10.41  $  7.71 to $7.77  $  8.80 to $8.82               $--
$         122,162 $          27,966 $         208,402           $86,537 $           8,379            $6,999               $--
            0.27%             0.00%             0.49%             0.50%             0.00%             0.00%                --
   0.95% to 1.80%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.35%                --
         0% to 3%      -31% to -32%         3% to 15%               -2%        -22% to 2%        -12% to 0%                --

                                                                                   Zenith Fund
                                                -------------------------------------------------------------------
                                                  State Street     State Street
                                                    Research         Research          Davis        Loomis Sayles
                                                  Bond Income      Money Market    Venture Value      Small Cap
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           18,889              459            2,653              904
Unit Value (1)................................. $10.46 to $46.31 $19.98 to $21.75  $8.83 to $22.86  $8.12 to $18.27
Net Assets (In Thousands)......................         $474,778           $9,163          $59,152          $15,933
Investment Income Ratio to Net Assets (2)......            5.78%            1.35%            0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   1.25% to 1.50%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................         4% to 7%               0%       -18% to 0%      -23% to -3%
2001
Units (In Thousands)...........................           19,377              627            2,153              702
Unit Value (1)................................. $21.93 to $42.57 $20.00 to $21.65 $25.24 to $27.60 $21.38 to $23.52
Net Assets (In Thousands)......................         $446,653          $12,549          $58,354          $16,060
Investment Income Ratio to Net Assets (2)......            7.88%            3.81%            9.18%            7.45%
Expenses as a Percent of Average Net Assets (3)   0.95% to 1.50%   1.25% to 1.50%   0.95% to 2.05%   0.95% to 2.05%
Total Return (4)...............................         1% to 7%         2% to 3%      -.12% to 2%        -9% to 2%


                                                     MFS
                                                  Investors
                                                    Trust
                                                  Portfolio
                                                --------------
2002
Units (In Thousands)...........................          1,023
Unit Value (1)................................. $6.33 to $6.65
Net Assets (In Thousands)......................         $6,719
Investment Income Ratio to Net Assets (2)......          0.41%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.20%
Total Return (4)...............................   -22% to -21%
2001
Units (In Thousands)...........................            499
Unit Value (1)................................. $8.15 to $8.42
Net Assets (In Thousands)......................         $4,167
Investment Income Ratio to Net Assets (2)......          0.00%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.05%
Total Return (4)...............................     -11% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                   Zenith Fund
------------------------------------------------------------------------------------------------------------------
                   Harris       Salomon Brothers     Salomon
 MFS Research      Oakmark       Strategic Bond    Brothers US     FI Structured    FI Mid Cap       MFS Total
   Managers     Focused Value    Opportunities     Government         Equity       Opportunities      Return
  Portfolio       Portfolio        Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
-------------- ---------------- ---------------- ---------------- ---------------- -------------- ----------------
           374            6,025            1,691            5,668               56            328             .002
$6.11 to $6.69 $21.83 to $24.83 $16.05 to $17.99 $14.69 to $16.46 $17.32 to $19.59 $8.07 to $8.14 $32.23 to $33.00
        $2,452         $145,221          $29,512          $90,530           $1,072         $2,673               $0
         0.16%            0.23%            6.20%            3.37%            0.17%          0.00%            0.00%
0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20% 0.95% to 2.20%   1.15% to 1.30%
  -26% to -25%       -11% to 3%         7% to 9%         2% to 7%       -21% to 0%     -19% to 4%               2%
           166            2,908              496            1,236               --             --               --
$8.83 to $8.90 $24.84 to $27.50 $15.16 to $16.56 $15.07 to $15.40              $--            $--              $--
        $1,464          $78,020           $8,046          $18,523              $--            $--              $--
         0.00%            0.00%            0.00%            0.00%               --             --               --
0.95% to 1.25%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%               --             --               --
    -11% to 1%        3% to 12%         1% to 3%         2% to 6%               --             --               --

                                                                   Fidelity Fund
                                                ----------------------------------------------------
                                                Fidelity VIP
                                                   Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                                   Market    Equity-Income    Growth      Overseas
                                                 Portfolio     Portfolio    Portfolio    Portfolio
                                                ------------ ------------- ------------ ------------
2002
Units (In Thousands)...........................       746         3,628         4,626       1,400
Unit Value (1).................................   $ 15.17      $  29.50      $  27.45     $ 13.85
Net Assets (In Thousands)......................   $11,063      $107,048      $126,972     $19,412
Investment Income Ratio to Net Assets (2)......     1.54%         4.14%         0.25%       0.81%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        1%          -18%          -31%        -21%
2001
Units (In Thousands)...........................     1,028         3,720         4,794       1,398
Unit Value (1).................................     15.06         35.86         39.65       17.54
Net Assets (In Thousands)......................   $15,237      $133,430      $190,040     $24,642
Investment Income Ratio to Net Assets (2)......     3.27%         6.22%         7.04%      15.44%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        3%           -6%          -18%        -22%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

      Fidelity Fund                Calvert Fund                                  Met Investors Fund
------------------------- ------------------------------- -----------------------------------------------------------------
Fidelity VIP Fidelity VIP     Calvert         Calvert        Lord Abbet
 Investment     Asset         Social       Social Mid Cap       Bond        MFS Research      MFS Mid           PIMCO
 Grade Bond    Manager       Balanced          Growth        Debenture      International    Cap Growth      Total Return
 Portfolio    Portfolio      Portfolio       Portfolio       Portfolio        Portfolio      Portfolio        Portfolio
------------ ------------ ---------------- -------------- ---------------- --------------- --------------- ----------------
    1,040        2,125               2,114        468                5,370           1,105           2,939           12,100
  $ 21.36      $ 21.47    $20.02 to $21.51    $ 19.16     $ 9.96 to $13.79 $ 7.63 to $7.67 $ 4.66 to $4.68 $11.11 to $11.47
  $22,210      $45,665    $         44,584    $ 8,958     $         57,316 $         8,338 $        13,645 $        137,803
    3.29%        3.90%               2.69%      0.00%               11.49%           0.23%           0.60%            0.00%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 2.20%  0.95% to 2.20%  0.95% to 2.20%   0.95% to 2.20%
       9%         -10%          -13% to 0%       -29%            -3% to 4%     -14% to -1%            -45%         4% to 9%
      822        2,208               2,129        457                5,561             415           1,558            2,824
    19.54        23.75    $23.01 to $24.80    $ 26.95     $10.65 to $10.80 $ 8.38 to $8.75 $ 8.23 to $8.44 $10.38 to $10.57
  $16,070      $52,473    $         51,803    $12,327     $         59,096 $         3,612 $        13,133 $         29,787
    4.60%        5.66%               5.60%      6.52%               13.56%           0.21%           0.00%            2.49%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 1.25%  0.95% to 1.35%  0.95% to 1.80%   0.95% to 2.05%
       7%          -5%                 -8%       -13%           -2% to -3%      -13% to 2%      -16% to 2%         0% to 6%

                                                                       Met Investors Fund
                                                   -----------------------------------------------------------
                                                                                                State Street
                                                                     Met/AIM        Met/AIM       Research
                                                       PIMCO       Mid Cap Core    Small Cap    Concentrated
                                                     Innovation       Equity        Growth      International
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                   -------------- -------------- -------------- --------------
2002
Units (In Thousands)..............................          3,262            454            208             90
Unit Value (1).................................... $2.93 to $3.65 $9.58 to $9.74 $8.41 to $8.54 $8.86 to $8.89
Net Assets (In Thousands).........................        $11,593         $4,413         $1,770           $794
Investment Income Ratio to Net Assets (2).........          0.00%          0.21%          0.00%          0.25%
Expenses as a Percent of Average Net Assets (3)... 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20%
Total Return (4)..................................    -52% to -5%     -15% to 0%     -29% to 0%           -16%
2001
Units (In Thousands)..............................          2,056             --             --             --
Unit Value (1).................................... $7.44 to $7.46            $--            $--            $--
Net Assets (In Thousands).........................        $15,297            $--            $--            $--
Investment Income Ratio to Net Assets (2).........          0.00%             --             --             --
Expenses as a Percent of Average Net Assets (3)... 0.95% to 1.25%             --             --             --
Total Return (4)..................................   -26% to -25%             --             --             --

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

     Met Investors Fund                    American Fund
     ------------------ ---------------------------------------------------

        Oppenheimer                                            American
          Capital           American       American Funds    Funds Global
        Appreciation      Funds Growth     Growth-Income      Small Cap
         Portfolio         Portfolio         Portfolio        Portfolio
     ------------------ ----------------- ---------------- ----------------
                 .499               1,194            1,478            1,733
       $6.30 to $6.31    $71.44 to $93.21 $57.44 to $74.94 $10.35 to $11.05
                   $3            $104,487         $103,901          $18,828
                0.00%               0.05%            1.50%            0.91%
       1.15% to 1.25%      0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
             1% to 2%          -26% to 3%      -20% to -1%      -21% to -4%
                   --                 394              412              559
                  $--   $99.46 to $124.56 $83.86 to $92.64 $13.16 to $13.78
                  $--             $46,547          $36,218           $7,623
                   --               4.53%            1.47%            0.81%
                   --      0.95% to 2.05%   0.95% to 1.35%   0.95% to 2.05%
                   --          -15% to 0%        -3% to 0%        -9% to 2%

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF FUND NAME

   Effective May 1, 2001, State Street Research Growth changed its name to State Street Research Investment Trust. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged, respectively, into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  NEW CONTRACTS

   On July 12, 2002, the Separate Account funded a new contract, MetLife Financial Freedom Select. On August 3, 2001, the Separate Account funded a new contract, Preference Plus Select. On December 6, 2001, the Separate Account funded a new contract, Metlife Asset Builder.

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2001 and 2002

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2002, 2001 and 2000

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)                --   Resolution of the Board of Directors of
                             Metropolitan Life establishing Separate
                             Account E.(2)
     (2)                --   Not applicable.
     (3) (a)            --   Not applicable.
         (b)            --   Form of Selected Broker Agreement.(11)
         (c)            --   Participation Agreement--Calvert.(5)
         (d)            --   Participation Agreements--Fidelity
                             Distributors Corp.(5)
         (d)(i)         --   Supplemental Agreements--Fidelity(6)
         (e)            --   Participation Agreement--New England
                             Zenith Fund(10)
         (f)            --   Participation Agreement--American Funds
                             Insurance Series(11)
         (g)            --   Participation Agreement--Met Investors
                             Series Trust(12)
     (4) (a)            --   Amended Form of IRC Section 401 Group
                             Annuity Contract (VestMet).(5)
         (a)(i)         --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Version
                             2).(5)
         (a)(ii)        --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated
                             and Unallocated).(5)
         (a)(iii)       --   Form IRC Section 401 Individual Annuity
                             Contract (Preference Plus).(5)
         (a)(iv)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Oregon).(2)
         (a)(v)         --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus)
                             (Allocated).(4)
         (a)(vi)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated)
                             (New York).(4)
         (a)(vii)       --   Form of Certificate under IRC Section
                             401 Group Annuity Contract (Preference
                             Plus) (New York).(4)
         (b)            --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (VestMet).(5)
         (b)(i)         --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (Preference Plus).(5)
         (b)(i)(A)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom-LIJ).(5)

         (b)(i)(B)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Enhanced Preference Plus
                             Contract-Montefiore Medical Center,
                             Maimonides Medical Center, The Mount
                             Sinai Hospital).(2)
         (b)(i)(C)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (New Jersey-ABP).(4)
         (b)(i)(D)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (Texas-ORP).(4)
         (b)(i)(E)      --   Form of IRC Section 403(b) Individual
                             Annuity Contract (Preference Plus)
                             (Oregon).(4)
         (b)(ii)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (VestMet).(5)
         (b)(iii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Version 2).(5)
         (b)(iii)(A)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Versions 1 and 2).(5)
         (b)(iii)(B)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus) (New York).(5)
         (b)(iii)(C)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account).(5)
         (b)(iii)(D)    --   Forms of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus--Enhanced TSA
                             Preference Plus Contract).(5)
         (b)(iii)(E)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus).(5)
         (b)(iii)(F)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Chapman).(5)
         (b)(iii)(G)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus, Enhanced Preference
                             Plus, Financial Freedom) (Oregon).(2)
         (b)(iii)(H)    --   Form of Endorsement under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus).(2)
         (b)(iii)(I)    --   Form of Endorsement under Section 403(b)
                             Group Annuity Contract (Preference Plus,
                             Enhanced Preference Plus, Financial
                             Freedom).(2)
         (b)(iv)        --   Form of Texas Rider for Certificate
                             under IRC Section 403(b) Group Annuity
                             Contract (VestMet).(5)
         (b)(v)         --   Form of Texas Endorsement for
                             Certificate under IRC Section 403(b)
                             Group Annuity Contract (Preference
                             Plus).(5)
         (b)(vi)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (New Jersey-ABP).(4)
         (b)(vii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Enhanced
                             Preference Plus) (Oregon).(4)
         (b)(viii)      --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom) (Texas-ORP).(4)
         (b)(ix)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (Texas-ORP).(4)
         (b)(x)         --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract, 403(a)
                             Group Annuity Contract and Individual
                             Retirement Annuity Contract.(4,5)
         (b)(xi)        --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract.(4,5,8)
         (b)(xii)       --   Forms of Endorsement under IRC Section
                             403(b) for Annuity Contract
                             (VestMet)--Forms R.S.1208 and
                             G.20247-567(7)
         (b)(xiii)      --   Forms of Endorsement under IRC Section
                             408(b) for Flexible Contribution
                             Individual Retirement Annuity
                             (38PP-90(IRA-1), and (G.4333-15, G.4333
                             (IRA/ENH)--Forms R.S.1228 and
                             G.20247-568(7,8)
         (b)(xiv)       --   Form of Endorsement under IRC Section
                             403(b) (G.4333-7)--Form G.20247.563.(7)

         (b)(xv)        --   Form of Endorsement under IRC Section
                             403(b) (G.4333-7, G.4333 (PPA/TSA- 5))--
                             Form G.20247-576 (Mutual Benefit
                             Life).(8)
         (c)            --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (VestMet).(5)
         (c)(i)(A)      --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Preference
                             Plus) (Version 2).(5)
         (c)(i)(B)      --   Amended Form of IRC Section 408
                             Simplified Employee Pension Contract
                             (Preference Plus).(5)
         (c)(i)(C)      --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Preference
                             Plus) (Oregon).(2)
         (c)(i)         --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Illinois,
                             Minnesota) (VestMet).(5)
         (c)(ii)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Michigan)
                             (VestMet).(5)
         (c)(iii)       --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (New York)
                             (VestMet).(5)
         (c)(iv)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (South
                             Carolina) (VestMet).(5)
         (c)(v)         --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Pennsylvania)
                             (VestMet).(5)
         (c)(vi)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Washington)
                             (VestMet).(5)
         (c)(vii)       --   Information Statement concerning IRC
                             Section 408 Simplified Employee Pension
                             Contract (VestMet).(5)
         (d)            --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract
                             (VestMet).(5)
         (d)(i)(A)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus) (Version 2).(5)
         (d)(i)(B)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus).(5)
         (d)(i)(C)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus) (Oregon).(2)
         (d)(i)         --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (d)(ii)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (Michigan) (VestMet).(5)
         (d)(iii)       --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Illinois,
                             Minnesota) (VestMet).(5)
         (d)(iv)        --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Michigan)
                             (VestMet).(5)
         (d)(v)         --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (New York)
                             (VestMet).(5)
         (d)(vi)        --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (South
                             Carolina) (VestMet).(5)
         (d)(vii)       --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract
                             (Pennsylvania) (VestMet).(5)
         (d)(viii)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Washington)
                             (VestMet).(5)
         (d)(ix)        --   Information Statement concerning IRC
                             Section 408 Individual Retirement
                             Annuity Contract (VestMet).(5)
         (d)(x)         --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (d)(xi)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (Michigan) (VestMet).(5)

         (d)(xii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (South Carolina) (VestMet).(5)
         (d)(xiii)      --   Form of Endorsement to IRC Section 408
                             Individual Annuity Contract (Preference
                             Plus).(4)
         (e)            --   Amended Form of IRC Section 408 Group
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (e)(1)         --   Form of IRC Section 408 Group Individual
                             Retirement Annuity Contract (Preference
                             Plus).(5)
         (e)(i)         --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (VestMet).(5)
         (e)(i)(A)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Preference Plus).(5)
         (e)(i)(B)      --   Forms of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Enhanced).(2,5)
         (e)(i)(C)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Oregon).(2)
         (e)(i)(D)      --   Form of Endorsement to IRC Section 408
                             Group Individual Retirement Annuity
                             Contract (G.4333.15).(8)
         (f)            --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans
                             (VestMet).(5)
         (f)(i)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Preference Plus)
                             (Version 2).(5)
         (f)(ii)        --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans (Preference
                             Plus).(5)
         (f)(iii)       --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(5)
         (f)(iv)        --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Financial
                             Freedom).(5)
         (f)(v)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(4)
         (f)(vi)        --   Form of Endorsement under IRC Section
                             457(b) for Public Employee Deferred
                             Compensation Plans (G.3068) (Preference
                             Plus)--Form G.7812-45.(7)
         (g)            --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             which Converts Contract into
                             Non-Qualified Status (VestMet).(5)
         (g)(1)         --   Form of Non-Qualified Contract
                             (Preference Plus) (Version 2).(5)
         (g)(i)(A)      --   Amended Form of Non-Qualified Contract
                             (Preference Plus).(5)
         (g)(i)(B)      --   Form of Non-Qualified Contract
                             (Preference Plus) (Oregon).(2)
         (g)(i)         --   Information Statement concerning IRC
                             Section 408 Individual Retirement
                             Annuity Contract with Non-Qualified
                             Endorsement (VestMet).(5)
         (g)(ii)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement
                             (Michigan) (VestMet).(5)
         (g)(iii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement (South
                             Carolina) (VestMet).(5)
         (g)(iv)        --   Form of Endorsement to Group Annuity
                             Contract.(5)
         (h)            --   Amended Form of Non-Qualified Group
                             Contract (VestMet).(5)
         (h)(1)         --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)
         (h)(i)         --   Form of Certificate under Non-Qualified
                             Group Contract (VestMet).(5)
         (h)(i)(A)      --   Forms of Certificate under Non-Qualified
                             Group Contract (Preference Plus).(5)
         (h)(i)(A)(i)   --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus).(2)

         (h)(i)(A)(ii)  --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus)
                             (Oregon).(2)
         (h)(i)(B)      --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)
         (h)(i)(C)      --   Form of Non-Qualified Group Contract
                             (Enhanced Preference Plus).(5)
         (h)(i)(D)      --   Form of Endorsement Concerning Nursing
                             Home or Terminal Illness.(2)
         (h)(i)(E)      --   Form of Endorsement for death claim
                             settlement for MT-(37PP-90(NQ-1),
                             (38PP-90(IRA-)--Form R.S. 1234MT1998.(7)
         (h)(i)(F)      --   Form of Non-Qualified Group Contract
                             (Financial Freedom Account)
                             Form--G.3043.(7)
         (i)            --   Endorsement with respect to Individual
                             IRA and Individual Non-Qualified
                             Contract concerning Death Benefit
                             Provisions (VestMet).(5)
         (j)            --   Specimen of variable retirement annuity
                             contract for Metropolitan Variable
                             Account B.(5)
         (k)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account C.(5)
         (l)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account D.(5)
         (m)            --   Specimen of Flexible-Purchase Variable
                             Annuity Contract for Metropolitan
                             Variable Account A.(1)
         (n)            --   Specimen of Variable Annuity Contract,
                             Forms 37TV-65 and 20SV-65 for
                             Metropolitan Variable Account B.(5)
         (o)            --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Preference Plus).(5)
         (o)(i)         --   Forms of Certificate under IRC Section
                             403(a) Group Annuity Contract (Financial
                             Freedom).(5)
         (o)(ii)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (South
                             Carolina).(5)
         (o)(iii)       --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (SUNY).(5)
         (o)(iv)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Oregon).(2)
         (p)            --   Form of Single Premium Immediate Income
                             Payment Contract (Preference Plus).(5)
         (q)            --   Form of Single Premium Immediate Income
                             Payment Certificate (Enhanced Preference
                             Plus and Financial Freedom).(5)
         (r)            --   Endorsements for Single Premium
                             Immediate Income Payment Contract.(5)
         (r)(i)         --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract
                             (G.4333(VARPAY)--Form G.20247-560.(7)
         (r)(ii)        --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract (PSC
                             93-05A) for unlimited transfers.(8)
         (s)            --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA.(6)
         (s)(i)         --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (Minnesota).(6)
         (s)(ii)        --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (New Jersey).(6)
         (s)(iii)       --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA.(6)
         (s)(iv)        --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (Minnesota).(6)
         (s)(v)         --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (New Jersey).(6)
         (s)(vi)(A)     --   ROTH IRA Endorsements. Forms: R.S. 1233,
                             R.S. 1233OR, R.S. 1233TX(2000).(9)
         (s)(vi)(B)     --   ROTH IRA Amendments. Forms: R.S. 1238,
                             R.S. 1238OR, R.S. 1238TX(2000).(9)

         (t)            --   Form of Group Annuity Contract and
                             Amendment under IRC Section
                             415(m)--Forms G. 3043A and G. 3043A-1
                             (Financial Freedom Account).(6)
         (u)            --   Form of Endorsement with respect to
                             Waiver of Administrative Fee--Form R.S.
                             1206.(6)
         (v)            --   Forms of Endorsement with respect to
                             exchange from Growth Plus Account to the
                             Preference Plus Account--Form RSC
                             E31910-2.(6)
         (w)            --   Forms of Endorsement with respect to
                             Enhanced 10% corridor (37PP-90(NQ-1),
                             38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                             (PSC94-05)--Forms R.S. 1222, R.S.
                             1222N.J., R.S. 1232 and G. 20247-573.(7)
         (x)            --   Forms of Endorsement with respect to
                             Fund Expansion (38PP-90(NQ-1),
                             (38PP-90(IRA-1), TSA/403(a), PPI
                             immediate (PSC 93-05A)--Forms R.S. 1230
                             (11/98), G. 20247-572 and R.S. 1231
                             (11/98)(7,8)
         (x)(i)(A)      --   Endorsement Regarding Availability of
                             additional Investment Divisions on July
                             5, 2000 (R.S. 1241).(9)
         (x)(i)(B)      --   Contract Endorsement (for NJ Alternate
                             Benefit Plan) (G. 7812-56).(9)
         (x)(i)(C)      --   Certificate Endorsement (for NJ
                             Alternate Benefit Plan) (G.
                             20247-578).(9)
         (y)            --   Forms of Endorsement with respect to
                             Exchange (37PP-90(NQ-1), 38PP-90(IRA-1)
                             and (G.4333-7)--Forms E31910-3 and
                             G.7812-38-1.(7)
         (z)            --   Forms of Endorsement for SIMPLE IRA
                             (G.4333-15) and (G.4333-15+RSC
                             96-37)--Forms RSC 96-37 and R.S.
                             1209.(7)
         (a)(a)         --   Forms of demutualization
                             endorsements.(8)
         (b)(b)         --   Replacement Endorsements for Systematic
                             Withdrawal Program Forms: PSC 94-15 NJ
                             (8/2000), PSC 94-15 MN (8/2000).(9)
         (b)(b)(i)      --   Replacement Endorsements for Systematic
                             Withdrawal Program FL, NY, VT forms: PSC
                             94-16 (8/2000), PSC 94-15 (8/2000).(9)
         (5)(a)         --   Participation Request and Agreement for
                             the IRC Section 401 Group Annuity
                             Contract.(5)
         (b)            --   Enrollment Form with respect to the IRC
                             Section 401 Group Annuity Contract.(5)
         (b)(i)         --   Enrollment Form with respect to the IRC
                             Section 401 Group Annuity Contract
                             (Preference Plus) (Allocated).(5)
         (c)            --   Participation Request and Agreement for
                             the IRC Section 403(b) Group Annuity
                             Contract.(5)
         (c)(i)         --   Participation Request and Agreement for
                             the IRC Section 403(b) Group Annuity
                             Contract (Direct Mail Form).(5)
         (d)            --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Contract and the
                             IRC Section 457 Group Annuity
                             Contract.(2)
         (d)(i)         --   403(b) Tax Deferred Annuity Customer
                             Agreement Acknowledgement.(5)
         (d)(ii)        --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             (Enhanced Preference Plus TSA).(5)
         (d)(iii)       --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             (FFA-TSA).(5)
         (e)            --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             and the IRC Section 457 Group Annuity
                             Contract.(5)
         (f)            --   Application for an IRC Section 408
                             Simplified Employee Pension, IRA and
                             Non-Qualified Deferred Annuities
                             (Preference Plus).(2)
         (f)(i)         --   Application for Individual IRA and
                             Non-Qualified Contract (Direct Mail
                             Form).(3)
         (g)            --   Employer Adoption Request Form.(5)
         (g)(i)         --   Employer Utilization Request Form.(5)
         (g)(ii)        --   Enrollment Form for IRC Section 408
                             Group Individual Retirement Account
                             Contract and Non-Qualified Group
                             Contract.(5)
         (g)(iii)       --   Funding Authorization and Agreement.(5)

         (g)(iv)        --   Funding Authorization and Agreement
                             (SEP).(5)
         (h)(i)         --   Enrollment Form for IRC Section 408
                             Individual Retirement Annuity, IRC
                             Section 408(k) Simplified Employee
                             Pension and Non-Qualified Income Annuity
                             Contract.(5)
         (h)(ii)        --   Enrollment Form for IRC Sections 403(b),
                             403(a) and 457 Group Income Annuity
                             Contract.(5)
         (h)(iii)       --   Enrollment Form for Group IRA Rollover
                             Annuity (Preference Plus-Enhanced
                             Contract).(2)
         (h)(iv)        --   Enrollment Form for Group Non-Qualified
                             Supplemental Savings (Preference Plus-
                             Enhanced Contract).(2)
         (i)            --   Application for Variable Annuity
                             (Preference Plus(R) Account) TSA/IRC
                             Section 457(b) Deferred Compensation/IRC
                             Section 403(a) for form G.4333-7
                             FORM--038-PPA-TSA/PEDC (0998).(7)
         (i)(i)         --   Application for Variable Annuity
                             (Preference Plus(R) Account) for 37PP-90
                             (NQ-1), 38PP-90 (IRA-1)
                             FORM--038-PPA-IRA/SEP/NQ (0998).(7)
         (i)(ii)        --   Application for the Preference Plus(R)
                             Income Annuity for RSC 93-05A
                             FORM--RSCINCAPNQIRASEP (10/98).(7)
         (i)(iii)       --   Application for Variable Annuity
                             Enhanced Preference Plus(R) Account for
                             MetLife Employees for forms G.4333-14,
                             G.4333-15
                             Form--038MEGPPAIRA/NQ(10/98).(7)
         (i)(iv)        --   Application Preference Plus Account.(8)
         (j)            --   Variable Annuity Application for
                             Non-Qualified IRA and SEP contracts
                             (038-PPA (07/2000)-A)(9)
         (j)(i)         --   Variable Annuity Application for TSA and
                             403(a) contracts (038-PPA
                             (07/2000)-B)(9)
         (j)(ii)        --   ROTH Individual Retirement Annuity
                             Endorsement--Form ML-446.2 (9/02).(17)
         (j)(iii)       --   401(a)/403(a) Plan Endorsement. Form
                             ML-401.2 (9/02).(17)
         (j)(iv)        --   Individual Retirement Annuity
                             Endorsement. Form: ML-408.2 (9/02).(17)
         (j)(v)         --   SIMPLE Individual Retirement Annuity
                             Endorsement. Form: ML-439.1 (9/02).(17)
         (j)(vi)        --   Tax Sheltered Annuity Endorsement. Form
                             ML-398.2 (9/02).(17)
     (6)                --   Restated Charter and By-Laws of
                             Metropolitan Life Insurance Company.(12)
     (7)                --   Not applicable.
     (8)                --   Not applicable.
     (9)                --   Opinion and consent of counsel as to the
                             legality of the securities being
                             registered.(5)
    (10)                --   Consent of Deloitte & Touche(17)
    (11)                --   Not applicable.
    (12)                --   Not applicable.
    (13) (a)            --   Powers of Attorney.(4,5,9,13,14,15,16)


---------------
 1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

 2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.


 3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.


 4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997. Powers of Attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were also filed.

 5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997. Including Powers of Attorney for Curtis H. Barnette, Joan G. Cooney, James R. Houghton, Helene L. Kaplan and John J. Phelan, Jr.

 6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998. Including Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler.

 7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.

 8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.

 9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001. Including Power of Attorney for John C. Danforth.

10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

12. Filed with Registration Statement No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

13. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 For Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

14. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999. As incorporated herein by reference.

15. Filed with Post Effective Amendment No. 5 to Registration Statement No. 33-47927 for Metropolitan Life Separate Account UL on Form S-6 on April 30, 1997. Including Powers of Attorney for Harry P. Kamen and Hugh B. Price. As incorporated herein by reference.


16. Power of Attorney for Catherine R. Kinney filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2002 as incorporated herein by reference.



17.  Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr. ...................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett, Inc.,
                                         P.O. Box 208,
                                         Carlsbad, CA 92018.
James R. Houghton......................  Chairman of the Board and Chief Executive         Director
                                         Officer,
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Catherine R. Kinney....................  Group Executive Vice President,                   Director
                                         New York Stock Exchange, Inc.,
                                         11 Wall Street, 6th Floor,
                                         New York, NY 10005.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange,
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice-Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice-Chairman, Chief Financial Officer and Director
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
William J. Toppeta......................................  President, International
Gary A. Beller..........................................  Senior Executive Vice-President and General Counsel
Catherine A. Rein.......................................  Senior Executive Vice-President; President and Chief
                                                          Executive Officer of MetLife Auto and Home
Lisa M. Weber...........................................  Senior Executive Vice-President, Chief Administrative
                                                          Officer
Daniel J. Cavanaugh.....................................  Executive Vice-President
Jeffrey J. Hodgman......................................  Executive Vice-President
Judy E. Weiss...........................................  Executive Vice-President
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
John E. Welch...........................................  Senior Vice-President and General Auditor
Anthony Williamson......................................  Senior Vice-President and Treasurer
Virginia M. Wilson......................................  Senior Vice-President and Controller
Mary Ann Brown..........................................  Senior Vice-President and Chief Actuary
Gwenn L. Carr...........................................  Vice-President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.


     As of February 28, 2003:



                                                              NUMBER OF
                       TITLE OF CLASS                          HOLDERS
                       --------------                         ---------
Contract holders
  Qualified.................................................   661,809
  Non-Qualified.............................................   187,302


ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933


     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains a directors' and officers' liability policy with a maximum coverage of $300 million. Metropolitan Life Insurance Company, a subsidiary of MetLife, Inc. is covered under the Financial Institutions Bond and directors' and officers' policy. A provision in the Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and investment adviser)
       The New England Variable Account (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A
                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------
    $22,002,585 (early withdrawal charge)                           N/A
                     (5)
                 COMPENSATION
----------------------------------------------
  $129,067,129.87 (Separate Account charge)

ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 10TH DAY OF APRIL, 2003.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                               TITLE                               DATE
                      ---------                                               -----                               ----

                          *                              Chairman, President, Chief Executive Officer and
-----------------------------------------------------    Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment Officer and
-----------------------------------------------------    Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial Officer
-----------------------------------------------------    (Principal Financial Officer) and Director
                  Stewart G. Nagler

                          *                              Senior Vice President and Controller
-----------------------------------------------------
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Catherine R. Kinney

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

       *By: /s/ CHRISTOPHER P. NICHOLAS, ESQ.                                                                April 10, 2003
  ------------------------------------------------
            Christopher P. Nicholas, Esq.
                  Attorney-in-Fact

                     APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)   PAGE
 1. Snoopy as MetLife Representative with briefcase    B-PPA first page and
    straightening bow tie                              cover

 2. Charlie Brown on step ladder looking at fold       B-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        B-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     B-PPA-13 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      B-PPA-24 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            B-PPA-25 Variable
                                                       Annuities

 7. Snoopy reading menu at restaurant table            B-PPA-26 Your Investment
                                                       Choices

 8. Linus building sand castle                         B-PPA-28 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      B-PPA-29 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      B-PPA-29 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     B-PPA-29 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     B-PPA-29 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      B-PPA-30 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        B-PPA-31 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       B-PPA-32 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      B-PPA-33 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    B-PPA-34 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       B-PPA-37 Early Withdrawal
    machine                                            Charges

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)
   (continued)                                         PAGE
19. Franklin with magnifying glass                     B-PPA-39 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        B-PPA-42 When A Different
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Marcia reading paper                               B-PPA-43 Free Look

22. Snoopy floating in innertube with glasses and      B-PPA-45 Income Annuities
    drink

23. Snoopy lounging on beach chair with sunglasses     B-PPA-46 Income Payment
    and drink                                          Types

24. Snoopy with accountant's visor and adding          B-PPA-47 The Value of
    machine                                            Your Income Payments

25. Woodstock moving money bag from one pile of        B-PPA-48 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     B-PPA-50 Free Look
    paper

27. Charlie Brown receiving letter at mail box         B-PPA-51 Confirming
                                                       Transactions

28. Charlie Brown listening on telephone               B-PPA-52 By Telephone
                                                       or Internet

29. "Colonial" Snoopy as town cryer                    B-PPA-54 Advertising
                                                       Performance

30. Snoopy as MetLife Representative shaking paw/      B-PPA-57 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

33. Piggybank with "Do not open until age 59 1/2"      B-PPA-59 Income Taxes--
    printed on side                                    General

34. Snoopy as "Uncle Sam" presenting a tax bill        B-PPA-61 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

35. Woodstock flying with check                        B-PPA-63 TSA Annuities--
                                                       Withdrawals

36. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     B-PPA-66 Table of
    Linus and Peppermint Patty                         Contents for the SAI

37. Lucy in her advice box with "TAXES--The Expert     B-PPA-67 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED                                 PAGE

 1. Snoopy as MetLife Representative with briefcase    C-PPA first page and
    straightening bow tie                              cover

 2. Charlie Brown on step ladder looking at fold       C-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        C-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     C-PPA-12 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      C-PPA-21 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            C-PPA-22 Variable
                                                       Annuities

 7. Snoopy reading menu at restaurant table            C-PPA-23 Your Investment
                                                       Choices

 8. Linus building sand castle                         C-PPA-25 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      C-PPA-26 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      C-PPA-26 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     C-PPA-26 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     C-PPA-26 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      C-PPA-27 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Marcie at desk with adding machine reviewing       C-PPA-29 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

15. Charlie Brown struggling to reach into jar of      C-PPA-30 Access to Your
    money                                              Money

16. Snoopy as WWI flying ace dispatching Woodstocks    C-PPA-30 Systematic
    with checks                                        Withdrawal Program

17. Woodstock with accountant's visor and adding       C-PPA-32 Charges
    machine

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED (continued)                     PAGE
18. Franklin with magnifying glass                     C-PPA-34 When No Early
                                                       Withdrawal Charge Applies

19. Woodstock moving money bag from one pile of        C-PPA-37 When A Different
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

20. Marcia reading paper                               C-PPA-38 Free Look

21. Snoopy floating in innertube with glasses and      C-PPA-40 Income Annuities
    drink

22. Snoopy lounging on beach chair with sunglasses     C-PPA-42 Income Payment
    and drink                                          Types

23. Woodstock writing out a check                      C-PPA-42 Minimum Size of
                                                       Your Income Payment

24. Woodstock moving money bag from one pile of        C-PPA-44 Transfers
    money bags to another

25. Lucy with magnifying glass studying a piece of     C-PPA-45 Free Look
    paper

26. Charlie Brown listening on telephone               C-PPA-47 By Telephone
                                                       or Internet

27. "Colonial" Snoopy as town cryer                    C-PPA-49 Advertising
                                                       Performance

28. Snoopy as MetLife Representative shaking paw/      C-PPA-52 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

29. Piggybank with "Do not open until age 59 1/2"      C-PPA-55 Income Taxes--
    printed on side                                    General

30. Snoopy as "Uncle Sam" presenting a tax bill        C-PPA-55 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

31. Woodstock flying with check                        C-PPA-57 Non-Qualified
                                                       Annuities--Partial and
                                                       Full Withdrawals

32. Linus "walking" the hoop with "IRAs" on side       C-PPA-59 Traditional
                                                       IRA Annuities

33. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     C-PPA-67 Table of
    Linus and Peppermint Patty                         Contents for the SAI

34. Lucy in her advice box with "TAXES--The Expert     C-PPA-68 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA                                     PAGE
 1. Snoopy as MetLife Representative with briefcase    FFA first page and
    straightening bow tie                              covers

 2. Snoopy as MetLife Representative with briefcase    EPPA first page
    straightening bow tie

 3. Charlie Brown on step ladder looking at fold       FFA-3 Table of Contents
    out map

 4. Snoopy in suit with pointer                        FFA-4 Important Terms You
                                                       Should Know

 5. Lucy reviewing ticker tape coming from machine     FFA-17 Accumulation Unit
                                                       Values Tables For
                                                       Enhanced Preference Plus

 6. Lucy reviewing ticker tape coming from machine     FFA-29 Accumulation Unit
                                                       Values Tables For
                                                       Financial Freedom

 7. Snoopy as MetLife Representative listening to      FFA-41 MetLife
    crowd of Woodstocks

 8. Snoopy and Woodstock balanced on seesaw            FFA-42 Variable
                                                       Annuities

 9. Snoopy reading menu at restaurant table            FFA-44 Your Investment
                                                       Choices

10. Linus building sand castle                         FFA-46 Deferred Annuities

11. The Equity Generator(Service Mark) icon--Safe      FFA-47 The Equity
    with arrow pointing to three dimensional graph     Generator

12. The Equalizer(Service Mark) icon--A balancing      FFA-47 The Equalizer
    scale

13. The Rebalancer(Service Mark) icon--A pie chart     FFA-48 The Rebalancer
    with arrows around circumference

14. The Index Selector(Service Mark) icon--A world     FFA-48 The Index Selector
    globe with arrows around it

15. The Allocator(Service Mark) icon--An hourglass     FFA-48 The Allocator
    with safe in top portion with arrow to a three
    dimensional chart in the bottom portion

16. Woodstock making calculations on paper with        FFA-50 The Value of Your
    pencil                                             Investment

17. Marcie at desk with adding machine reviewing       FFA-50 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

C. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE
18. Charlie Brown struggling to reach into jar of      FFA-51 Access to
    money                                              Your Money

19. Snoopy as WWI flying ace dispatching Woodstocks    FFA-53 Systematic
    with checks                                        Withdrawal Program for
                                                       Enhanced TSA and IRA and
                                                       Financial Freedom TSA and
                                                       403(a) Deferred Annuities

20. Woodstock with accountant's visor and adding       FFA-55 Charges
    machine

21. Franklin with magnifying glass                     FFA-57 When No Early
                                                       Withdrawal Charge Applies
                                                       for TSA, 403(a), Non-
                                                       Qualified, PEDC and IRA
                                                       Enhanced Deferred
                                                       Annuities

22. Woodstock moving money bag from one pile of        FFA-59 When A Different
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

23. Marcia reading paper                               FFA-60 Free Look

24. Snoopy floating in innertube with glasses and      FFA-63 Income Annuities
    drink

25. Snoopy lounging on beach chair with sunglasses     FFA-65 Income Payment
    and drink                                          Types

26. Woodstock moving money bag from one pile of        FFA-67 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     FFA-68 Free Look
    paper

28. Charlie Brown receiving letter at mail box         FFA-69 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               FFA-70 Transactions by
                                                       Telephone or Internet

30. "Colonial" Snoopy as town cryer                    FFA-72 Advertising
                                                       Performance

31. Snoopy as MetLife Representative at booth with     FFA-75 Who Sells the
    "Your MetLife Rep is IN" printed on it holding     Deferred Annuities and
    brochures                                          Income Annuities

C. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE
32. Piggybank with "Do not open until age 59 1/2"      FFA-78 Income Taxes--
    printed on side                                    General

33. Snoopy as "Uncle Sam" presenting tax bill          FFA-81 Income Taxes--
                                                       Withdrawals Before
                                                       Age 59 1/2 (except
                                                       PEDC)

34. "Corporate" Snoopy making presentation to          FFA-83 Income Taxes--
    boardroom with Franklin, Charlie Brown, Sally,     403(a)
    Lucy, Linus and Peppermint Patty

35. Woodstock flying with check                        FFA-87 Non-Qualified
                                                       Annuities--Partial and
                                                       Full Withdrawals

36. "Corporate" Snoopy with glasses and suspenders     FFA-89 Income Taxes--
                                                       Non-Qualified Annuity for
                                                       SS 457(f) Deferred
                                                       Compensation Plans.


37. Snoopy with accountant's visor and adding          FFA-90 Income Taxes--
    machine                                            Non-Qualified Annuity for
                                                       SS 451 Deferred
                                                       Compensation Plans.

38. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     FFA-94 Table of Contents
    Linus and Peppermint Patty                         for the SAI

39. Lucy in her advice box with "TAXES--The Expert     FFA-95 Premium Tax Table
    is in" printed on it advising Peppermint Patty
    and Sally